As filed with the Securities and Exchange Commission on April 28, 2010

File No. 333-50410

File No. 811-08075

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 20

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 104

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

John E. Deitelbaum

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	On May 1, 2010 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	On pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Variable Universal Life II (VUL II)

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes an individual, flexible premium, adjustable, variable life insurance policy (the policy) issued by Massachusetts Mutual Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured. In some states the coverage may be issued by certificate under a group contract.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (the GPA) and the funds offered through our separate account, Massachusetts Mutual Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the net surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy. The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies.

This policy is subject to the law of the state in which the policy is issued. Some of the terms of the policy may differ from the terms of the policy delivered in another state because of state specific legal requirements. Areas where state-specific policy provisions may apply include, but are not limited to:

•	certain investment options and certain policy features;
•	free look rights, including the length of the free look period and refund amounts;
•	premium taxes; and
•	fund transfer rights.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy may not be to your advantage.

The policy:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

To learn more about the policy, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2010. The SAI is legally incorporated into this prospectus by reference and is legally part of this document. We file the SAI with the Securities and Exchange Commission (“SEC”). The SEC maintains a Web site (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, or for general inquiries, contact our “Administrative Office” at the address and phone number below:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

(FAX) 1-866-329-4527

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling the MassMutual Customer Service Center.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE: May 1, 2010

Variable Universal Life II

Massachusetts Mutual Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You may also allocate premium to the guaranteed principal account.

We will deliver to you copies of the current fund prospectuses, which contain detailed information about the funds and their investment objectives, strategies, policies, risks and expenses. You may also visit our website (massmutual.com) to access this prospectus as well as the current fund prospectuses or contact the MassMutual Customer Service Center to request copies.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Financial Services Fund1 (Series I)

Invesco V.I. Global Health Care Fund2 (Series I)

Invesco V.I. Technology Fund3 (Series I)

American Century Variable Portfolios, Inc.

American Century VP Income & Growth Fund (Class I)

American Century VP Value Fund (Class I)

American Funds Insurance Series®

American Funds® Asset Allocation Fund (Class 2)

American Funds® Growth-Income Fund (Class 2)

DWS Investments VIT Funds

DWS Small Cap Index VIP (Class A)

Fidelity® Variable Insurance Products Fund II

Fidelity® VIP Contrafund® Portfolio (Initial Class)

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund (Class 2)

Templeton Foreign Securities Fund (Class 2)

Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Strategic Growth Fund4 (Institutional)

Janus Aspen Series

Janus Aspen Balanced Portfolio (Service)

Janus Aspen Forty Portfolio (Institutional)

Janus Aspen Worldwide Portfolio (Institutional)

MFS® Variable Insurance TrustSM

MFS® Investors Trust Series (Initial Class)

MFS® New Discovery Series (Initial Class)

MML Series Investment Fund

MML Blue Chip Growth Fund (Initial Class)

MML Emerging Growth Fund (Initial Class)

MML Equity Index Fund (Class II)

MML Large Cap Value Fund (Initial Class)

MML NASDAQ-100® Fund5 (Initial Class)

MML Small Cap Growth Equity Fund (Initial Class)

MML Series Investment Fund II

MML Blend Fund (Initial Class)

MML Enhanced Index Core Equity Fund (Initial Class)

MML Equity Fund (Initial Class)

MML Inflation-Protected and Income Fund (Initial Class)

MML Managed Bond Fund (Initial Class)

MML Money Market Fund (Initial Class)

MML Small Cap Equity Fund (Initial Class)

Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund/VA (Non-Service)

Oppenheimer Core Bond Fund/VA (Non-Service)

Oppenheimer Global Securities Fund/VA (Non-Service)

Oppenheimer Global Strategic Income Fund/VA6 (Non-Service)

Oppenheimer High Income Fund/VA (Non-Service)

Oppenheimer Main Street Fund®/VA (Non-Service)

Oppenheimer Small- & Mid-Cap Growth Fund/VA7 (Non-Service)

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA (Non-Service)

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Mid-Cap Growth Portfolio8

1	Prior to April 30, 2010, known as AIM V.I. Financial Services Fund.
2	Prior to April 30, 2010, known as AIM V.I. Global Health Care Fund.
3	Prior to April 30, 2010, known as AIM V.I. Technology Fund.
4	Prior to April 30, 2010, known as Goldman Sachs VIT Capital Growth Fund.
5

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

6	Prior to April 30, 2010, known as Oppenheimer Strategic Bond Fund/VA.
7	Prior to April 30, 2010, known as Oppenheimer MidCap Fund/VA.
8	The T. Rowe Price Mid-Cap Growth Portfolio is unavailable for contracts issued on May 1, 2004, or later.

Massachusetts Mutual Variable Life Separate Account I

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	27
Administrative Office	1
attained age	6
division	22
face amount	15
general investment account	22
good order	15
grace period	29
guarantee period	29
guarantee premium	29
in force	14
initial face amount	15
insurance risk	10
issue date	19
modified endowment contract (“MEC”)	6, 50
monthly charge date	45
net investment experience	27
net premium	19
net surrender value	35
planned premium	17
policy date	19
policy debt	35
policy debt limit	36
premium expense factor	7
register date	19
safety test	29
termination	6, 28
valuation date	14
7-pay test	51

Index of Special Terms

Summary of Benefits and Risks

The following is a summary of the benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

DEATH BENEFIT	The primary benefit of your policy is life insurance coverage. While the policy is in force, a death benefit will be paid to the beneficiary when the insured dies.
CHOICE OF DEATH BENEFIT OPTIONS

The policy offers three death benefit options. Each is the greater of the minimum death benefit, or:

1.  LevelOption: The current face amount.

2.  Returnof Account Value Option: The current face amount plus the account value of the policy.

3.  Returnof Premium Option: The current face amount plus the total of the premiums that were paid, less any premiums refunded.

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid premium needed to avoid termination.

RIGHT TO RETURN THE POLICY	You had a limited period of time after the policy was delivered during which you could cancel the policy and receive a refund.
VARIABLE INVESTMENT CHOICES	The policy offers a choice of over 40 investment divisions within its Separate Account. Each division invests in shares of a designated investment fund.
GUARANTEED PRINCIPAL ACCOUNT	In addition to the above mentioned variable investment choices, you may also invest in the guaranteed principal account (GPA). Amounts allocated to the GPA are guaranteed and earn interest daily.
FLEXIBILITY

The policy is designed to be flexible to help meet your specific life insurance needs. Within limitations, you can:

•choose the timing, amount and frequency of premium payments;

•change the death benefit option;

• increase or decrease the policy’s face amount (higher face amount can result in higher charges);

•change the beneficiary;

•change your investment selections.

TRANSFERS	Generally, you may transfer funds among the investment divisions and the guaranteed principal account. Limitations on transfers are described in the “Risks of the Policy” table and Policy Transactions sections of the prospectus. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.
SURRENDERS AND WITHDRAWALS	You may surrender your policy and we will pay you its net surrender value. You may also withdraw a part of the net surrender value. A withdrawal reduces the policy values, may reduce the face amount of the policy, may increase the risk that the policy will terminate and may have adverse tax consequences.
LOANS	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and may increase the risk that your policy will terminate.
SAFETY TEST	During defined periods of the policy, your policy will not terminate, regardless of its account value, as long as you have made the specified minimum premium payments and there are no outstanding loans on the policy.
ASSIGNABILITY	You may generally assign the policy as collateral for a loan or other obligation.
TAX BENEFITS	You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.
ADDITIONAL BENEFITS	There are additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” section. If you elect a rider, an additional charge will apply.

Summary of Benefits and Risks

Risks of the Policy

INVESTMENT RISKS	The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the variable investment divisions.
SUITABILITY	Variable life insurance is designed to meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. Short-term investment strategies may be restricted by the Company.
EARLY SURRENDER	If you surrender your policy, you will be subject to surrender charges during the first 14 policy years and during the first 14 years after an increase in the policy’s face amount. Surrender charges are also known as “deferred sales loads”. The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.
WITHDRAWALS	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
TERMINATION	Your policy could terminate if the account value of the policy becomes too low to support the policy’s monthly charges and the safety test is not met, or if total policy debt exceeds the net surrender value. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.
LIMITATIONS ON ACCESS TO CASH VALUE

•Withdrawals are not available in the first policy year or once the insured has reached attained age 100. (An insured’s “attained age” is equal to his or her issue age plus the number of completed policy years.)

•A withdrawal reduces the policy values and may reduce the face amount of the policy. A withdrawal may have adverse tax consequences.

•We may not allow a withdrawal if it would reduce the face amount to less than the policy’s minimum face amount.

•The minimum withdrawal is $100, including the $25 withdrawal fee.

•The maximum withdrawal is 75% of the net surrender value.

•The maximum loan and withdrawal amounts are generally lower in the policy’s early years. Therefore, there may be little to no cash value available for loans and withdrawals in the policy’s early years.

LIMITATIONS ON TRANSFERS

•Transfers from the guaranteed principal account are generally limited to one per policy year and may not exceed 25% of your account value in the guaranteed principal account (less any policy debt).

•We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy.

IMPACT OF LOANS	Taking a loan from your policy may increase the risk that your policy will terminate. If your policy exceeds the policy debt limit, it can still terminate even if the safety test is met. It will have a permanent effect on the policy’s net surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.
ADVERSE TAX CONSEQUENCES

Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis, second. Also, distributions includible in income received before you attain age 59 1/2 are subject to a 10% penalty tax.

Existing tax laws that benefit this policy may change at any time.

ADDITIONAL RISKS	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.
POLICY CHARGE INCREASE	We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables.

Summary of Benefits and Risks

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. A more detailed description of these fees can be found in the “Charges and Deductions” section of this prospectus.

Transaction Fees

This table describes the fees and expenses that you will pay at the time you pay premium, take account value out of the policy, or exercise certain riders.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Premium Expense Charge[1,2]	When you pay premium.	All Coverage Years 5% of each premium payment up to and including the premium expense factor; 3% of any premium payment in excess of the premium expense factor.	All Coverage Years 7.5% of each premium payment up to and including the premium expense factor; 5% of any premium payment in excess of the premium expense factor.
Surrender Charges[2,3,4,5] Surrender charges generally apply for the first 14 years of a segment’s coverage.	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year Current Range of Rates per $1000 of Face Amount • $3.44 – $46.29	same as current
Surrender charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[2,3,4,5,6]	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year • $11.83 per $1000 of Face Amount	First Coverage Year • $11.83 per $1000 of Face Amount

Processing Fees	When Fee is Deducted	Current Amount Deducted	Maximum Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	$25 per withdrawal	$25 per withdrawal
Accelerated Death Benefit Rider	When you elect an accelerated death benefit payment.	$150	$250
Substitute of Insured Rider	When you elect to substitute the insured.	$75	$75
1	The premium expense factor referenced in the table is used to determine premium expense charges. For the initial face amount, the premium expense factor is based on the issue age, gender, and risk classification of the insured. For each increase in the face amount, the premium expense factor is based on the age, gender, and risk classification of the insured on the effective date of the increase. The premium expense factor is shown in the policy; it will be quoted upon request before the policy is issued.

Examples of premium expense factors are shown in the following table. An example of how the factor is used to determine your premium expense charge is located in the “Charges and Deductions” section, under Deductions from Premiums.

Per $1,000 of Face Amount, Non-Tobacco Risk Class
Age	Male	Female
25	5.73	5.05
35	8.45	7.38
55	21.19	17.41
85	98.28	83.99
2	Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for more information.

Fee Tables

3	For the initial face amount, the rates vary by the insured’s gender, issue age, risk classification, and year of coverage. For each increase in the face amount, the rates are based on the age, gender, risk classification of the insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s Specifications Pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.
4	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see the “Surrender Charges” section for more information.
5	Surrender charges generally apply for the first 14 years of a segment’s coverage. They decrease each year and, in any year, will equal the first year’s surrender charge multiplied by the applicable coverage year factor listed in the following table.

Coverage Year	Factor	Coverage Year	Factor
1	1.00	8	0.50
2	0.93	9	0.43
3	0.86	10	0.36
4	0.79	11	0.29
5	0.71	12	0.21
6	0.64	13	0.14
7	0.57	14	0.07
6	The rates shown for the “representative insured” are first year rates only.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted		Maximum Amount Deducted
Insurance Charge[1,2,3]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Insurance Risk • $0.01 – $34.88		• $83.33 per $1000 of Insurance Risk
Insurance charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[1,2,3,4]	Monthly, on the policy’s monthly charge date.	• $0.07 per $1000 of Insurance Risk		• $0.14 per $1000 of Insurance Risk
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.	Monthly, on the policy’s monthly charge date.	Current range of Rates • $0.00 – $83.33 per $1000 of Insurance Risk • $0.08 – $83.33 per $1000 of Face Amount		• $83.33 per $1000 of Insurance Risk • $83.33 per $1000 of Face Amount
Administrative Charge[2,3]	Monthly, on the policy’s monthly charge date.	All Policy Years $9 per policy		All Policy Years $12 per policy
Mortality & Expense Risk Charge	Daily.	Annual percentage of the policy’s average daily net assets in the Separate Account		Annual percentage of the policy’s average daily net assets in the Separate Account
		Policy Year 1-15 16+	Rate 0.75% 0.25%	Policy Year 1-15 16+	Rate 0.90% 0.40%

Fee Tables

Charge	When Charge is Deducted	Current Amount Deducted		Maximum Amount Deducted
Face Amount Charge[5]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Face Amount.		same as current
		Coverage Year 1-5 6+	Rate $0.09 – $0.17 $0.00
Face amount charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[4,5]	Monthly, on the policy’s monthly charge date.	• $0.13 per $1000 of Face Amount		• $0.13 per $1000 of Face Amount
Loan Interest Rate Expense Charge[6]	Reduces the interest we credit on the loaned value. We credit loan interest daily.	Policy Year 1-15 16+ of loaned amount	Rate 1.00% 0.25%	All Policy Years 2.0% of loaned amount

Riders	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Additional Insurance[1] This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Rider Insurance Risk • $0.01 – $30.18	• $83.33 per $1000 of Rider Insurance Risk
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[1,4]	Monthly, on the policy’s monthly charge date.	• $0.05 per $1000 of Rider Insurance Risk	• $0.14 per $1000 of Rider Insurance Risk
Disability Benefit[7,8]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.01 – $0.26 Current Range of Rates per $100 of Specified Benefit Amount • $0.00 – $0.32	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[4,7,8]	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction • $0.14 per $100 of Specified Benefit Amount	• $0.06 per $1 of Monthly Deduction • $0.14 per $100 of Specified Benefit Amount
Guaranteed Insurability [8] This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Option Amount • $0.03 – $0.11	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[4,8]	Monthly, on the policy’s monthly charge date.	• $0.11 per $1000 of Option Amount	• $0.11 per $1000 of Option Amount
Other Insured[1,2] This Rider is no longer issued. • When issued on the base insured • When issued on another insured	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Rider Insurance Risk • $0.01 – $30.18 • $0.01 – $34.88	• $83.33 per $1000 of Rider Insurance Risk
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[1,2,4]	Monthly, on the policy’s monthly charge date.	• $0.05 per $1000 of Rider Insurance Risk	• $0.14 per $1000 of Rider Insurance Risk
Waiver of Monthly Charges[7,8]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.01 – $0.26	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[4,7,8]	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction	• $0.06 per $1 of Monthly Deduction

Fee Tables

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.	Monthly on the policy’s monthly charge date.	Current range of Rates • $0.00 – $ 83.33 per $1000 of Face Amount	• $83.33 per $1000 of Face Amount

All of the monthly charges listed in the table above are deducted proportionately from the then current account values in the Separate Account and the guaranteed principal account (unless the Directed Monthly Deduction Program is in effect). The mortality and expense risk charge is deducted from the assets of the Separate Account only.

1	The rates vary by the insured’s gender, issue age, risk classification, and year of coverage. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.
The	insurance charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.
2	Monthly charges beyond the insured’s attained age 99 are zero.
3	Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for more information.
4	The rates shown for the “representative insured” are first year rates only.
5	The face amount charge is set at issue for the initial face amount and, for each increase, on the effective date of the increase. The rates will vary by the issue age of the insured for the initial face amount and, for increases, by the insured’s attained age on the effective date of the increase. Once set, however, the charge per $1,000 of face amount remains constant during each segment’s first five coverage years, and then, in coverage years six and beyond, it is zero. The range of face amount rates reflected for coverage years 1-5 simply accounts for the range of issue ages for all potential insureds.
6	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.
7	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) face amount charge, (c) insurance charge, and (d) any applicable rider charges.
8	The rates vary by the insured’s gender and age.

Fee Tables

Annual Fund Operating Expenses

While you own the policy, if your assets are invested in any of the divisions of the Separate Account, you will be subject to the fees and expenses charged by the fund in which that division invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2009. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.35%	1.52%

Investment Management Fees and Other Expenses

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2009.

Fund Name	Management Fees[1]		Other Expenses		12b-1 Fees	Acquired Fund Fees & Expenses		Total Annual Fund Operating Expenses
American Century VP Income & Growth Fund (Class I)	0.70%	[2]	0.00%		0.00%	0.00%		0.70%
American Century VP Value Fund (Class I)	0.94%		0.01%	[3]	0.00%	0.00%		0.95%
American Funds® Asset Allocation Fund (Class 2)	0.31%		0.02%		0.25%	0.00%		0.58%
American Funds® Growth-Income Fund (Class 2)	0.28%		0.01%		0.25%	0.00%		0.54%
DWS Small Cap Index VIP (Class A)	0.35%	[4]	0.21%	[5]	0.00%	0.00%		0.56%
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.56%		0.11%		0.00%	0.00%		0.67%	[6]
Franklin Small Cap Value Securities Fund (Class 2)	0.52%		0.18%		0.25%	0.03%	[7]	0.98%
Goldman Sachs VIT Strategic Growth Fund (Institutional)[8]	0.75%		0.10%		0.00%	0.00%		0.85%
Invesco V.I. Financial Services (Series I)[9]	0.75%		0.53%		0.00%	0.01%	[10]	1.29%	[11]
Invesco V.I. Global Health Care Fund (Series I)[12]	0.75%		0.39%		0.00%	0.01%	[10]	1.15%	[11]
Invesco V.I. Technology Fund (Series I)[13]	0.75%		0.44%		0.00%	0.01%	[10]	1.20%	[11]
Janus Aspen Balanced Portfolio (Service)	0.55%		0.02%		0.25%	0.00%	[14]	0.82%
Janus Aspen Forty Portfolio (Institutional)	0.64%		0.04%		0.00%	0.00%	[14]	0.68%
Janus Aspen Worldwide Portfolio (Institutional)	0.57%		0.06%		0.00%	0.00%	[14]	0.63%
MFS® Investors Trust Series (Initial Class)	0.75%		0.11%		0.00%	0.00%		0.86%
MFS® New Discovery Series (Initial Class)	0.90%		0.13%		0.00%	0.00%		1.03%
MML Blend Fund (Initial Class)	0.43%		0.06%		0.00%	0.00%		0.49%
MML Blue Chip Growth Fund (Initial Class)	0.75%		0.08%		0.00%	0.00%		0.83%
MML Emerging Growth Fund (Initial Class)	1.05%		0.47%		0.00%	0.00%		1.52%	[15]
MML Enhanced Index Core Equity Fund (Initial Class)	0.55%		0.35%	[16]	0.00%	0.00%		0.90%	[17]
MML Equity Fund (Initial Class)	0.41%		0.05%		0.00%	0.00%		0.46%
MML Equity Index Fund (Class II)	0.10%		0.25%		0.00%	0.00%		0.35%	[18]
MML Inflation-Protected and Income Fund (Initial Class)	0.55%		0.36%		0.00%	0.00%		0.91%
MML Large Cap Value Fund (Initial Class)	0.78%		0.07%		0.00%	0.00%		0.85%
MML Managed Bond Fund (Initial Class)	0.41%		0.01%		0.00%	0.00%		0.42%
MML Money Market Fund (Initial Class)	0.47%	[19]	0.07%		0.00%	0.00%		0.54%
MML NASDAQ-100® Fund (Initial Class)	0.45%		0.65%	[16]	0.00%	0.00%		1.10%	[20]
MML Small Cap Equity Fund (Initial Class)	0.64%		0.25%		0.00%	0.04%	[21]	0.93%
MML Small Cap Growth Equity Fund (Initial Class)	1.07%		0.09%	[16]	0.00%	0.00%		1.16%
Oppenheimer Capital Appreciation Fund/VA (Non-Service)	0.66%		0.12%		0.00%	0.00%		0.78%	[22,23]
Oppenheimer Core Bond Fund/VA (Non-Service)	0.60%	[24]	0.15%		0.00%	0.01%		0.76%	[22,25]
Oppenheimer Global Securities Fund/VA (Non-Service)	0.64%		0.11%		0.00%	0.00%		0.75%	[22]
Oppenheimer Global Strategic Income Fund/VA (Non-Service)[26]	0.55%		0.10%		0.00%	0.03%		0.68%	[22,27]
Oppenheimer High Income Fund/VA (Non-Service)	0.75%	[24]	0.19%		0.00%	0.02%		0.96%	[22,28]
Oppenheimer International Growth Fund/VA (Non-Service)	0.97%	[24]	0.11%		0.00%	0.01%		1.09%	[22,29]
Oppenheimer Main Street Fund®/VA (Non-Service)	0.66%		0.12%		0.00%	0.00%		0.78%	[22]
Oppenheimer Small- & Mid-Cap Growth Fund/VA (Non-Service)[30]	0.73%	[31]	0.13%		0.00%	0.00%		0.86%	[22,32]
T. Rowe Price Blue Chip Growth Portfolio	0.72%		0.13%		0.00%	0.00%		0.85%
T. Rowe Price Equity Income Portfolio	0.83%		0.02%		0.00%	0.00%		0.85%
T. Rowe Price Mid-Cap Growth Portfolio[33]	0.76%		0.09%		0.00%	0.00%		0.85%
Templeton Foreign Securities Fund (Class 2)	0.64%		0.15%		0.25%	0.02%	[34]	1.06%

Fee Tables

1	The Management Fee is the investment advisory fee paid by the Portfolio or Fund to its investment adviser.

2	The Fund pays the advisor a single, unified management fee for arranging all services necessary for the Fund to operate. The fee shown is based on assets during the Fund’s most recent fiscal year. The Fund has a stepped fee schedule. As a result, the Fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. For more information about the unified management fee, including an explanation of strategy assets, see “The Investment Advisor” under “Management” in the Fund’s prospectus.

3	Other Expenses include the fees and expenses of the Fund’s independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses.

4	Through April 30, 2011, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the Fund’s operating expenses at 0.53% for Class A excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

5	Other Expenses includes an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

6	A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund’s expenses. In addition, through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. These offsets may be discontinued at any time.

7	The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund’s fees and expenses are due to those of the acquired fund. This reduction is required by the Trust’s board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. Including this reduction, the Total Annual Fund Operating Expenses would have been 0.96%.

8	Prior to April 30, 2010, known as Goldman Sachs VIT Capital Growth Fund.

9	Prior to April 30, 2010, known as AIM V.I. Financial Services Fund.

10	Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are the expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund’s investment in those investment companies. As a result, the Total Annual Operating Expenses after fee waivers and/or expenses reimbursements may exceed the expense limit numbers. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the Fund.

11	The Advisor has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Fund Annual Operating Expenses to 1.30% of average daily net assets.

12	Prior to April 30, 2010, known as AIM V.I. Global Health Care Fund.

13	Prior to April 30, 2010, known as AIM V.I. Technology Fund.

14	The Portfolio’s “ratio of gross expenses to average net assets” appearing in the Financial Highlights table in the Fund’s prospectus does not include Acquired Fund Fees and Expenses. “Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Amounts less than 0.01% are included in Other Expenses.

15	MassMutual has contractually agreed to bear expenses of the Fund (other than the management and 12b-1 fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) in excess of 0.20% of the average daily net asset values of the Fund through May 1, 2011. Such agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 1.25%.

16	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

17	MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), excluding Acquired Fund Fees and Expenses, through May 1, 2011. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 0.66%.

18	MassMutual has contractually agreed to bear the expenses (other than the management, 12b-1 and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) in excess of 0.05% of the average daily net asset values through May 1, 2011. Such agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 0.29%.

19	MassMutual has agreed to voluntarily waive some or all of its management fees and, if necessary, to reimburse some or all of the Fund’s Other Expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice.

20	MassMutual has contractually agreed to bear expenses of the Fund (other than the management and 12b-1 fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), excluding Acquired Fund Fees and Expenses, in excess of 0.11% of the average daily net asset values of the Fund through May 1, 2011. Such agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 0.57%.

21	Acquired Fund Fees and Expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund Fees and Expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

22	The Fund’s management fee and other annual operating expenses may vary in future years.

23	Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80%. After all waivers, reimbursements and other credits, the actual total annual fund operating expenses for the fiscal year ended December 31, 2009 were 0.78%. The voluntary undertaking may be amended or withdrawn at any time.

24	The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

Fee Tables

25	From April 1, 2009 through March 31, 2010, the Manager voluntary waived the advisory fee by 0.18% of the Fund’s average daily net assets. The voluntary waiver was applied after all other waivers and/or reimbursements. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75%. This voluntary undertaking may be amended or withdrawn at any time. After all waivers, reimbursements and other credits, the actual total annual fund operating expenses for the fiscal year ended December 31, 2009 were 0.62%. The voluntary undertaking may be amended or withdrawn at any time.

26	Prior to April 30, 2010, known as Oppenheimer Strategic Bond Fund/VA.

27	The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC. After all waivers, reimbursements and other credits, the actual total annual fund operating expenses for the fiscal year ended December 31, 2009 were 0.65%. The voluntary undertaking may be amended or withdrawn at any time.

28	From April 1, 2009 through March 31, 2010, the Manager voluntarily waived its advisory fee by 0.26% of the Fund’s daily net assets. The voluntary waiver was applied after all other waivers and/or reimbursements. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.75%. The voluntary undertaking may be amended or withdrawn at any time. After all waivers, reimbursements and other credits, the actual total annual fund operating expenses for the fiscal year ended December 31, 2009 were 0.59%. The voluntary undertaking may be amended or withdrawn at any time.

29	Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 1.00%. The voluntary undertaking may be amended or withdrawn at any time.

30	Prior to April 30, 2010, known as Oppenheimer MidCap Fund/VA.

31	Effective April 1, 2009 through March 31, 2010, the Manager has agreed to voluntarily waive its advisory fee by 0.09% of the Fund’s average annual net assets. Effective April 1, 2010 through August 31, 2010, the Manager has agreed to voluntarily waive its advisory fee by 0.05% of the Fund’s average daily net assets. These voluntary waivers will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.

32	Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80%. The voluntary undertaking may be amended or withdrawn at any time. After all waivers, reimbursements and other credits, the actual total annual fund operating expenses for the fiscal year ended December 31, 2009 were 0.66%.

33	The T. Rowe Price Mid-Cap Growth Portfolio is unavailable for policies issued on May 1, 2004, or later.

34	The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund’s fees and expenses are due to those of the acquired fund. This reduction is required by the Trust’s board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. Including this reduction, the Total Annual Fund Operating Expenses would have been 1.05%.

(See the fund prospectus and Statement of Additional Information documents for more details.)

The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

General Overview

The policy is a life insurance contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s face amount. The policy also offers you a choice of three death benefit options and you can, within limitations, change your death benefit option. You cannot, however, change the death benefit option after the insured’s attained age 99. This flexibility allows you to meet changing insurance needs under a single life insurance policy. The policy also provides additional amounts payable upon death of the insured through certain riders that may be added to your policy with additional charges.

Generally, you are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

Fee Tables/The Company/General Overview

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a guaranteed principal account (GPA). Your policy value and the amount of the death benefit we pay may vary due to a number of factors, including, but not limited to, the investment performance of the funds you select, the interest we credit on the GPA, and the death benefit option you select.

All financial transactions (including premium payments, surrenders, withdrawals, loan related transactions, and transfers) will be effective on a valuation date. A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Valuation dates do not include days when the NYSE is closed, which generally includes weekends and major U.S. holidays.

When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment methods.

Your life insurance policy provides coverage while the policy is “in force.” “In force” means that the policy has not terminated. This policy does not “mature” or provide an endowment in a specific policy year as some traditional life insurance policies do.

This policy is “participating” which means it may or may not share in any dividends we pay. Each year we determine how much money can be paid as dividends. This is called divisible surplus. We then determine how much of this divisible surplus is to be allocated to this policy. This determination is based on the policy’s contribution to divisible surplus. Since we do not expect this policy to contribute to divisible surplus, we do not expect that any dividends will be payable on this policy.

This prospectus describes the policy. You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy.

Owner, Insured, Beneficiary

Owner

The owner is the person who will generally make the choices that determine how the policy operates while it is in force. You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. Generally, the change of owner will take effect as of the date the request is signed. Each change will be subject to any payment we made or other action we took before receiving the written request. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

The sale of your policy to an unrelated investor, sometimes called a viatical company, in a “life settlement” typically has high transaction costs that may significantly reduce the value of your estate. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Refer to the “Federal Income Tax Considerations” section of this prospectus for more information.

Insured

The insured is the person on whose life the policy is issued. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.

You named the insured in the application for the policy. We did not issue a policy for an insured who was age 86 or older or age 71 or older if death benefit option 3 was selected. Before issuing a policy, we required evidence to determine the insurability of the insured. This usually required a medical examination.

General Overview/Owner, Insured, Beneficiary

Beneficiary

The beneficiary is the person you named in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. The owner must have the consent of an irrevocable beneficiary to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the written request.

If no beneficiary is living when the insured dies, we will pay you the death benefit unless you have given us different instructions. If you are deceased, it will be paid to your estate.

Purchasing a Policy

Purchasing a Policy

The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies.

To purchase a policy you had to send us a completed application. The minimum initial face amount of a policy is $50,000. The owner selected, within our limits, the policy’s “face amount”. The face amount is used to determine the amount of insurance coverage the policy provides while it is in force. The “initial face amount” is the face amount on the policy date. It was listed on the first page of your policy.

We determined whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally became effective on the policy’s issue date. However, if we did not receive the first premium and all documents necessary to process the premium by the issue date, coverage began on the date those items were received, in good order, at our Administrative Office.

“Good order” means that all the necessary documents and forms are complete and in our possession.

Policies generally were issued with values that vary based on the gender of the insured. In some situations, however, we may have issued unisex policies (policies whose values do not vary by the gender of the insured). Policies issued in Montana are unisex and policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

Your Right to a “Free Look”

You had the right to cancel the policy, generally, within 10 calendar days after you received it (“free look”). If you cancelled the policy, we issued you a refund. The state in which the policy was issued determines the free look period and the type of refund that applies. You should refer to your policy for details. However, the following will give you a general idea of the type of refund you may have received.

Most states require us to refund the policy’s account value less any policy debt. Other states require us to refund the premium paid less withdrawals and debt. In those states your premium payment is held in the MML Money Market division of the separate account during the free look period.

Additionally, under certain circumstances such as mistake of fact, we may reissue your policy with different features after the free look period expires. Please contact your registered representative for details if you feel your policy should be reissued.

To cancel the policy, you had to return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.

Owner, Insured, Beneficiary/Purchasing a Policy

Replacements

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy will generally earn a commission if you buy the new policy through a replacement. Remember that if you replace the policy described in this prospectus with another policy, you might have to pay a surrender charge on the policy surrendered, and there will be a new surrender charge for the new policy.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Premiums

The planned premium amount you pay is based on a number of factors including, but not limited to:

•	the face amount,
•	the insured’s gender,
•	the insured’s issue age,
•	the insured’s risk classification,
•	policy charges,
•	the death benefit option, and
•	whether or not any riders apply to the policy.

Premium Payments and Payment Plans

Premium payments should be sent to the appropriate lockbox (premium payment processing service). Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is determined to be in good order. See below for lockbox address details.

If you or the premium payor receive a single bill for multiple insurance policies, premium payments for VUL II should be sent to:

MassMutual Financial Group

APM Payment Processing Center

PO Box 92485

Chicago, IL 60675-2485

For all other policies, premium payments for VUL II should be sent to the appropriate address:

Regular Mail:

MassMutual

PO Box 92483

Chicago, IL 60675-2483

Purchasing a Policy/Premiums

Overnight Mail:

MassMutual

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 92483

Chicago, IL 60654

You may also make premium payments by wire transfer. For instructions on how to make a premium payment by wire transfer, please call the MassMutual Customer Service Center at 1-800-272-2216.

First Premium

Generally, you determined the first premium you wanted to pay for the policy, but it must have been at least equal to the minimum initial premium. The minimum initial premium depended on:

•	your chosen premium frequency,
•	the policy’s initial face amount and death benefit option,
•	the issue age, gender, and risk classification of the insured, and
•	any riders on the policy.

Planned Premiums

When applying for the policy, you selected (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly pre-authorized premium payment plan).

We will send premium notices for the planned premium based on the payment frequency in effect. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force.

To change the amount and frequency of planned premiums, you may submit your request to our Administrative Office.

If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Example:

Your policy anniversary is on January 2 and you make planned quarterly premium payments. We have been sending you a bill each quarter for the applicable premium. In June you notify us that you want to change your planned premium from quarterly payments to annual payments. In this situation, we would have sent you bills for the first and second quarterly payments of that year. After receiving your notification, however, we would not send you a bill for the last two quarterly payments of that year. We will send your next bill out on the following policy anniversary date (January 2). If you choose not to make a premium payment between July and January 2, your policy may lapse before you receive your next bill. For more information on what happens if your policy lapses, please read the section titled “Policy Termination and Reinstatement.”

Premium Payment Plan

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period (see “Policy Termination and Reinstatement” for more information). You can discontinue this service by contacting our Administrative Office.

We must receive notification of account changes at our Administrative Office prior to 15 days before the next draft. Withdrawals from your bank account will be made on the 28th of each month unless you specify another date. We may automatically switch you to quarterly payments if (1) your policy has insufficient value to cover the monthly charges due and your elected premium is below the current monthly deductions or (2) we are unable to obtain the premium payment from your bank account.

Premiums

Premium Flexibility

After you have paid the first premium, within limits you may pay any amount at any time while the insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule for premium payments. You may, however, elect to set-up a “Planned Premium” payment plan. Premium payment plans are discussed above in the “Premium Payments and Payment Plans” section.

We reserve the right to return any premium payment under $20.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). Generally, we will apply to your policy the part of the premium that will not cause it to become a MEC and we will refund the balance to you. For more information on MECs, see the “Federal Income Tax Considerations” section.

Additionally, we will follow these procedures:

If we receive a subsequent premium payment that will cause the policy to become a MEC, the premium payment will be considered not in good order. Unless we have written instructions from the owner on file, we will hold the payment and send a written notice to the owner requesting instructions on how to apply the payment.

•

If the owner does not respond within 14 calendar days of our receipt of the premium payment, we will credit the policy with the portion of the payment that will not cause the policy to become a MEC and return the balance of the payment to the premium payer. The payment will be credited on the valuation date immediately following the 14th calendar day after receipt of the premium payment.

•	If the owner responds with instructions during the 14 day period, we will apply the payment as instructed on the valuation date the instructions are determined to be in good order.
•

If the policy anniversary is within the 14 day period and the premium payment received will not cause the policy to become a MEC as of the anniversary, we will apply the entire payment on the policy anniversary date. If the policy anniversary date is not a valuation date, the payment will be credited on the next valuation date following the policy anniversary. The owner will be notified of our action after the premium payment has been credited.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your policy anniversary. For more information, please refer to the “Modified Endowment Contracts” section under “Federal Income Tax Considerations.”

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. There are two tests under the IRC rules that are used to determine if a policy meets their guidelines:

•	the Cash Value Accumulation Test, and
•	the Guideline Premium Test.

If you chose the Cash Value Accumulation Test, the maximum premium you can pay each policy year is the greatest of:

(a)	an amount equal to $100 plus double the annual premium expense factor for the policy;
(b)	the amount of premium paid in the preceding policy year; or
(c)	the highest premium payment amount that would not increase the insurance risk.

If you chose the Guideline Premium Test, the maximum premium for each policy year is the lesser of:

(a)	the maximum premium for the Cash Value Accumulation Test; or
(b)	the Guideline Premium Test amount which will be stated in the policy.

We may refund any amount of premium payment that exceeds the limit under the test you have chosen for your policy. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

For more information on these tests, please read the “Minimum Death Benefit” section.

Premiums

Certain policy changes (including but not limited to a change in face amount, a change in risk classification, or the addition or removal of a rider) may cause a recalculation of your maximum premium limit. If a policy change results in a decrease to your premium limit, we may be required to distribute funds from your policy to maintain its compliance with the adjusted premium limit. The distribution will be taken from the division(s) and the guaranteed principal account in proportion to the non-loaned values in each.

How and When Your Premium is Allocated

Net Premium

Net premium is a premium payment received in good order minus the premium expense charge.

Premiums that would cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

The net premium is allocated among the divisions of the Separate Account and the guaranteed principal account according to your current instructions on our Net Premium Allocation Request form.

Net Premium Allocation

When applying for the policy, you indicated how you wanted net premiums allocated among the divisions and the guaranteed principal account. Net premium allocations must be whole-number percentages that add up to 100%.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone, fax transmission, or through our website, subject to certain restrictions. Please note that telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

A request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, the change will become effective on the next valuation date.

When Net Premium Is Allocated

The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The “issue date” is the date we actually issued the policy. The “policy date” normally is the same date as the issue date. However, you may have requested in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges were deducted as of the requested policy date. These deductions covered a period of time during which the policy was not in effect. If you paid a premium with your application and requested a policy date earlier than the date we received your payment, interest did not accrue on your policy prior to the policy’s issue date. Additionally, the policy date will determine the amount of premium required for your premium to be considered in good order.

The “register date” is the first date premiums were allocated. We set the register date depending on the type of refund offered under your policy’s right to return provision. The register date must also have been a valuation date.

Allocation of Initial and Subsequent Net Premiums

We allocated any net premiums received on or before the issue date of the policy to our general investment account. We did not pay you interest on these amounts or credit any interest to your policy prior to the issue date.

If, for any reason, your initial net premium payment was insufficient, your payment was not considered in good order. We would have held the payment in our general investment account. We did not pay you interest on this amount and you had to pay the balance before we considered your initial premium payment in good order.

Premiums

Initial premium payments that were in good order and held in our general investment account on the issue date were credited with the then current GPA interest rate on that date. Your initial net premium payment, including any amounts held in our general investment account, were allocated among the divisions and the guaranteed principal account according to your net premium allocation instructions on the register date.

If your policy states we will refund the policy’s account value, less any withdrawals and any policy debt, the register date is the valuation date that was on the latest of:

a.	the day after the issue date of the policy;

b.	the date we or the appropriate lockbox received the balance of your initial premium; or

c.	the date the policy delivery requirements were received, in good order, at our Administrative Office.

If your policy states we will refund either your full premium, or the premium you paid less withdrawals and less debt:

1.	The register date is the valuation date that was on the latest of:

a.	the number of days from issue required by each contract state’s free look period plus six days; or

b.	the date we or the appropriate lockbox received the balance of your initial premium; or

c.	the date the policy delivery requirements were received, in good order, at our Administrative Office.

2.	We allocated existing values, held as of the policy’s issue date, to the Money Market division on the first valuation date after the issue date. (The existing values at this time would have been any money taken with the application for the policy less any applicable charges.); and

3.	We allocated any net premiums received after the issue date but before the register date to the Money Market division.

If, for any reason, your initial net premium payment was in excess of the required minimum initial premium, we allocated the full amount according to your then current net premium allocation instructions.

We will apply your subsequent premium payments that are received on or after the register date, on the valuation date we receive them in good order. Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive a subsequent premium payment in good order on a non-valuation date or after the close of a valuation date, we will apply the payment on the next valuation date.

Premiums

Cashflow Diagram

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken. The shaded boxes indicate fees and expenses you pay directly or indirectly under your policy. Refer to the “Charges and Deductions” section for more information.

1	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Premiums

Investment Choices

The Separate Account

The Company’s assets are held in its general investment account. The general investment account is not registered under federal or state securities laws and, subject to applicable law, the Company has sole discretion over the assets in its general investment account.

The part of your premium that you invest in your policy’s variable investment divisions, however, is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account”. The Company owns the assets in the Separate Account.

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VUL II policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VUL II policies.

We have established a segment within the Separate Account to receive and invest premium payments for the VUL II policies. Currently, the VUL II segment is divided into over 40 divisions. Each “division” purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VUL II policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

Policy owners do not invest directly into the underlying funds. Instead, as shown in the example below, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares; the Company owns the Separate Account.

Investment Choices

Underlying Funds

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the type of fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. You should read the information contained in the fund prospectuses carefully. Each year while you own the policy, we will send you the current fund prospectuses. There can be no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, and partly as a result of insurance charges, the yield on the money market investment fund may become extremely low and possibly negative.

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Sector
	Invesco V.I. Financial Services Fund[1] (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Invesco V.I. Global Health Care Fund[2] (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Invesco V.I. Technology Fund[3] (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
International/Global
	Janus Aspen Worldwide Portfolio (Institutional)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	Oppenheimer Global Securities Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	Oppenheimer International Growth Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	Templeton Foreign Securities Fund (Class 2)	Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A
Small/Mid-Cap Growth
	MFS® New Discovery Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	MML Emerging Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Essex Investment Management Company, LLC and Insight Capital Research & Management, Inc.
	MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Waddell & Reed Investment Management Company and Wellington Management Company, LLP
	Oppenheimer Small- & Mid-Cap Growth Fund/VA4 (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	T. Rowe Price Mid-Cap Growth Portfolio[5]	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A

Investment Choices

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Small/Mid-Cap Blend
	DWS Small Cap Index VIP (Class A)	Adviser: Deutsche Investment Management Americas Inc. Sub-Adviser: Northern Trust Investments, N.A.
	MML Small Cap Equity Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid-Cap Value
	American Century VP Value Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
	Franklin Small Cap Value Securities Fund (Class 2)	Adviser: Franklin Advisory Services, LLC Sub-Adviser: N/A
Large-Cap Growth
	Goldman Sachs VIT Strategic Growth Fund[6] (Institutional)	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A
	Janus Aspen Forty Portfolio (Institutional)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	MML Blue Chip Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.
	MML NASDAQ-100® Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.
	Oppenheimer Capital Appreciation Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	T. Rowe Price Blue Chip Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Large-Cap Blend
	American Funds® Growth-Income Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A
	Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	MFS® Investors Trust Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	MML Enhanced Index Core Equity Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
	MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.
	Oppenheimer Main Street Fund®/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A

Investment Choices

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Large-Cap Value
	American Century VP Income & Growth Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
	MML Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: Loomis, Sayles & Company, L.P. and OppenheimerFunds, Inc.
	MML Large Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.
	T. Rowe Price Equity Income Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Asset Allocation/Balanced
	American Funds® Asset Allocation Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A
	Janus Aspen Balanced Portfolio (Service)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	MML Blend Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
Fixed Income
	MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
	MML Managed Bond Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
	Oppenheimer Core Bond Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	Oppenheimer Global Strategic Income Fund/VA7 (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	Oppenheimer High Income Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Money Market
	MML Money Market Fund[8] (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC

1	Prior to April 30, 2010, known as AIM V.I. Financial Services Fund.
2	Prior to April 30, 2010, known as AIM V.I. Global Health Care Fund.
3	Prior to April 30, 2010, known as AIM V.I. Technology Fund.
4	Prior to April 30, 2010, known as Oppenheimer MidCap Fund/VA.
5	The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for contracts issued on May 1, 2004 or later.
6	Prior to April 30, 2010, known as Goldman Sachs VIT Capital Growth Fund.
7	Prior to April 30, 2010, known as Oppenheimer Strategic Bond Fund/VA.
8	An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.

You are responsible for choosing the funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. In making your investment selections, we

Investment Choices

encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including each fund’s prospectus, statement of additional information, and annual and semiannual reports. After you select funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate. We do not recommend or endorse any particular fund and we do not provide investment advice.

You bear the risk of any decline in your policy account value resulting from the performance of the funds you have chosen.

Addition, Deletion, or Substitution of Funds

We do not guarantee that each fund will always be available for investment through the policy. We reserve the right, subject to compliance with applicable law, to add new funds or fund classes, close existing funds or fund classes, or substitute fund shares that are held by any variable investment division for shares of a different fund. New or substitute funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which the policy belongs.

Compensation We Receive From Funds, Advisers and Sub-Advisers

Compensation We Receive From Funds

We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the “Investment Management Fees and Other Expenses” table. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy. In some cases, the compensation we receive may be offset by payments we make to fund company advisors or their affiliates for marketing support. Currently, we have one such agreement.

Compensation We Receive From Advisers and Sub-Advisers

We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (“MassMutual’s variable contracts”). These percentage rates differ, but currently do not exceed 0.30%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in the “Investment Management Fees and Other Expenses” table, because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information). For a list of the funds whose advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements.

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

Compensation In General

The compensation that we receive may be significant and we may profit from this compensation. In addition to compensation described above, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance. We review the funds periodically and may remove a fund, or limit its availability to new premiums and/or transfers of account value if we determine that a fund no longer satisfies one or more of the selection criteria; and/or if the fund has not attracted significant allocations from policy owners. We have included certain funds at least in part because they are managed by us or an affiliate. For further details about the compensation payments we make in connection with the sale of the policies, see “Other Information—Distribution” in this prospectus.

Investment Choices

The Guaranteed Principal Account

Premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations.

We have not registered the general investment account under the Securities Act of 1933 or under the Investment Company Act of 1940 in reliance upon certain exemptions and exclusions in those laws. We have been advised that the Securities and Exchange Commission has not reviewed the disclosures in this prospectus that relate to the GPA or the general investment account. Those disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

The assets in the Separate Account or our other separate accounts are not part of our general investment account. Subject to applicable law, we have sole discretion over the investment of assets in our general investment account.

You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 3% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on the first of each calendar month. You bear the risk that no higher rates of interest will be credited.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

•	3%, or
•	the policy loan rate less the maximum loan interest rate expense charge.

Policy Value

How the Value of Your Policy is Calculated

The value of your policy is called its “account value”. The account value has two components:

1.	the variable account value, and

2.	the fixed account value.

We will calculate your policy value on each valuation date.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the guaranteed principal account;
•	transfers and withdrawals from the Separate Account;
•	fees and charges deducted from the Separate Account; and
•	the net investment experience of the Separate Account.

Net Investment Experience

The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

Investment Choices/Policy Value

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value

The fixed account value is the accumulation of:

•	net premiums allocated to the guaranteed principal account (GPA); plus
•	amounts transferred into the GPA; minus
•	amounts transferred or withdrawn from the GPA; minus
•	fees and charges deducted from the GPA; plus
•	interest credited to the GPA.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual credited loan interest rate minus the current loan interest rate expense charge; or
•	3%, if greater.

On each policy anniversary, the interest earned on any outstanding loan is applied to the divisions and the GPA according to your current premium allocation instructions.

For the part of the fixed account in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%, if greater.

The current interest rate may change as often as monthly and becomes effective on the first of each calendar month.

Policy Termination and Reinstatement

This policy offers a no-lapse safety test that is explained later in this section. Other than meeting the requirements of the safety test, there is no guarantee that the policy will remain in force as a result of making planned premium payments. Conversely, the policy will not necessarily terminate if you do not make planned premium payments since the policy may have enough account value to cover the monthly deductions. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the “Federal Income Tax Considerations” section.

Policy Termination

If there is no policy debt, the policy may terminate without value if:

•	Its account value on a monthly charge date cannot cover the charges due; and
•	The safety test is not met on that date.

If there is policy debt, the policy will terminate without value if:

•	The policy debt (which includes accrued interest) exceeds the account value, less surrender charges and less any monthly charges due.

In this situation, your account value equal to any policy debt and any applicable surrender charges will be forfeited.

Policy Value

Safety Test

The safety test allows you to keep the policy in force, regardless of the value of the policy, by meeting monthly guarantee premium payment requirements. The safety test can be met only if there are no outstanding loans on the policy and only during the guarantee period(s) stated in the policy.

Each guarantee period has an associated monthly guarantee premium. The amount of the “guarantee premium” depends on:

•	the insured’s issue age,
•	the insured’s gender,
•	the insured’s risk classification,
•	the current face amount, and
•	the death benefit option in effect at the time.

For each guarantee period, the safety test is met if:

(A)	Premiums paid less any amounts refunded or withdrawn, accumulated at an effective annual interest rate of 3%,

equals or exceeds,

(B)	The total of all monthly guarantee premiums since the policy date, accumulated at an effective annual interest rate of 3%.

Generally, the policy has two “guarantee periods”:

•

The first guarantee period is the first 20 policy years or, if less, to attained age 90 of the insured. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.)

•	The second guarantee period is to attained age 100 of the insured.

Both guarantee periods begin on your policy date. Guarantee periods may vary by state.

Example:

Assume your policy is in the first guarantee period and the monthly guarantee premium for that period is $25. Also assume that you have no policy debt and, beginning on the policy date, you have made premium payments of $35 on each monthly charge date. In this case, if the account value cannot cover the monthly charges, the policy will stay in force because the safety test has been met.

Grace Period

Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

If there is no policy debt, the amount of premium needed to avoid termination will be the lesser of:

•	the amount needed to satisfy the safety test, or
•	the amount needed to cover the monthly charges due.

If there is policy debt, the amount of premium needed to avoid termination will be the amount needed to increase the net surrender value to an amount sufficient to cover the monthly charges.

The grace period begins on the date the monthly charges are due. It ends 61 days after the date we mail you the notice.

During the grace period, the policy will stay in force. If the insured dies during this period and the amount of premium needed to avoid termination has not been paid, we will pay the death benefit proceeds, reduced by the amount of premium needed to avoid termination.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period.

The Company mailing a termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Policy Value

Reinstating Your Policy

If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

•	you surrendered it (unless required by law);
•	five years have passed since it terminated; or
•	the insured’s attained age has reached 100.

To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that the insured is still insurable;

3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request; and

4.	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see “Policy After You Reinstate” below, and the “Federal Income Tax Considerations” section).

We will not apply the required premium for reinstatement to any investment option until we have approved your reinstatement application.

The policy will be reinstated on the monthly charge date that is on, or precedes, the date we approve your application (the “reinstatement date”). We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.

Policy After You Reinstate

If you reinstate your policy, the face amount will be the same as it was when the policy terminated. Your account value will be:

•	the premium paid to reinstate your policy, minus
•	the premium expense charge, minus
•	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied and the surrender charge was taken at that time, then the applicable surrender charge will not be reinstated.

We do not reinstate policy debt.

Upon reinstatement, the safety test will apply.

If you reinstate your policy, it may become a modified endowment contract under current federal tax law. Please consult your tax adviser. More information on modified endowment contracts is included in the “Federal Income Tax Considerations” section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.

Policy Transactions

While your policy is in force you may generally transfer funds among the variable investment divisions and to or from the guaranteed principal account. You may also borrow against it, make withdrawals from it, or surrender it completely. These transactions are discussed below.

All transaction requests must be submitted in good order to our Administrative Office. Transaction requests may be faxed to our Administrative Office unless a signature guarantee is required. Please note that telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request.

Policy Value/Policy Transactions

Transfers

You may generally transfer all or part of a division’s account value to any other division or the guaranteed principal account. Transfers are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your transfer request will be effective as of the next valuation date.

We do not charge for transfers.

You can submit transfer requests by sending us a written request on our transfer request form. You may also submit transfer requests by telephone or through our website, subject to certain restrictions. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

Currently, there is no limit on the number of transfers you may make among the Separate Account divisions. We reserve the right, however, to terminate, limit, or modify your ability to make such transfers.

We limit transfers from the guaranteed principal account to the divisions to one each policy year. You may not transfer more than 25% of the guaranteed principal account value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the guaranteed principal account value (less any policy debt) each year for three consecutive policy years; and
•	you have not added any net premiums or transferred amounts to the guaranteed principal account during these three years;

then you may transfer the remainder of the guaranteed principal account value (less any policy debt) out of the guaranteed principal account in the succeeding policy year.

Fund transfers were not allowed during the free look period for policies under which we refund the premium paid for the policy less withdrawals and policy debt.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the policy, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons), and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the

Policy Transactions

investment adviser to any of the funds available with this contract, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds described the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the frequent trading or market timing policies established by the fund. Policy owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all policies owned by a policy owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from policy owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.

Dollar Cost Averaging Program

Dollar Cost Averaging (DCA) is an automated transfer program that provides scheduled transfers of a set amount from a selected division to any other division(s).

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continued DCA through periods of fluctuating price levels.

Initially, a minimum of $1000 account value is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that division and allocated to other divisions or to the GPA. The minimum transfer amount for the DCA program is $100. However, account value held in the GPA cannot be transferred out of the GPA through the DCA program.

Since the same, specified dollar amount is transferred to each division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

Policy Transactions

If on a specified DCA transfer date, however, the division from which amounts are being transferred does not have enough value to make the transfers you elected, DCA will not occur. DCA will occur on the next designated DCA transfer date as long as the amount you designated to be transferred is available.

To elect DCA, complete our Dollar Cost Averaging request form and send it to us for processing. You can also elect DCA on our website, subject to certain restrictions. You may not elect Dollar Cost Averaging for the policy while Portfolio Rebalancing is in effect. In addition, the DCA transfer date can not occur within 66 days of the policy’s issue date. We do not charge you to participate in the DCA program.

We may at any time modify, suspend, or terminate the Dollar Cost Averaging program without prior notification.

Portfolio Rebalancing Program

Portfolio Rebalancing is an automated transfer program that maintains specified ratios of account values among your selected portfolio rebalancing divisions. The GPA is not included in the Portfolio Rebalancing Program.

Over time, varying investment performance among divisions may cause the ratios of your account value in those selected divisions to change. You may automatically rebalance the portions in the divisions you select with Portfolio Rebalancing.

You may choose divisions among which you wish to maintain certain relative proportions of account value. At a pre-determined frequency, we will make transfers among all divisions so that the account values in the selected divisions match the ratios you set.

In order for Portfolio Rebalancing to occur, the account value in at least one of the selected divisions must vary from your chosen ratio by at least $25.00. In addition, the first rebalancing will not occur within 66 days of the policy’s issue date.

To elect Portfolio Rebalancing, complete our Portfolio Rebalancing request form and send it to us for processing. You can also elect Portfolio Rebalancing on our website, subject to certain restrictions. You may not elect Portfolio Rebalancing while Dollar Cost Averaging is in effect for the policy. We do not charge you to participate in the Portfolio Rebalancing program.

We may at any time modify, suspend, or terminate the Portfolio Rebalancing program without prior notification.

Example:

Assume that your initial net premium payment is split among 4 divisions: MML Managed Bond, MML Blend, MML Equity and Oppenheimer MidCap.

Further assume that you have also completed a Portfolio Rebalancing form indicating that you want the values in the divisions rebalanced quarterly as follows:

•	60% in MML Managed Bond and
•	40% in Oppenheimer MidCap.

Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond division represents 80% of the value of the two selected divisions in your Portfolio Rebalancing Program.

On the first day of the next quarter, we will sell all units in the MML Blend and MML Equity divisions using the proceeds to purchase units in the MML Managed Bond (60%) and Oppenheimer MidCap (40%) divisions. In addition, some of your units in the MML Managed Bond division will be sold and the proceeds will be used to purchase additional units in the Oppenheimer MidCap division to bring the ratio of the two investment choices to 60/40 respectively.

Withdrawals

After the first policy year, you may withdraw up to 75% of the current net surrender value. The minimum amount you can withdraw is $100, including the withdrawal fee of $25. We do not charge a surrender charge for a withdrawal. You may not make a withdrawal once the insured has reached attained age 100.

You can make a withdrawal by sending us a written request on our partial withdrawal request form.

Policy Transactions

You must state in your request form the dollar amount and corresponding investment division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the guaranteed principal account, it may not exceed the non-loaned account value in that investment division. If you request a maximum partial withdrawal, the amount of the withdrawal will be deducted proportionately from the available divisions, including the non-loaned account value in the guaranteed principal account.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount, may have adverse tax consequences and the premium limitations will change. For more information on tax implications see the “Federal Tax Considerations” section and for more information on premium limitations see the “Premium Limitations” section.

Example

Assume Death Benefit Option 1 is in effect and prior to the withdrawal the policy has a face amount of $600,000 and an account value of $120,000. If you make a withdrawal of $30,000, the account value will be reduced to $90,000 and the face amount will be reduced to $570,000. The withdrawal payment will be $29,975.

If your policy’s face amount is decreased because of a withdrawal, surrender charges will not apply. We may reduce the face amount of your policy unless you have chosen death benefit option 2 or we receive evidence of insurability satisfactory to us. The amount of the reduction will be the amount of the withdrawal, including the withdrawal fee.

There is one exception:

If the death benefit provided by the death benefit option immediately before the withdrawal is equal to the minimum death benefit, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the face amount if the death benefit immediately after the withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the death benefit option. The formula reduces the face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum death benefit, death benefit, and death benefit option are explained in the “Death Benefit” section.)

We will not allow a withdrawal if it would result in a reduction of the face amount to less than the minimum face amount.

Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the written request in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date. Withdrawal requests determined to be in good order on a non-valuation date or after the close of a valuation date, will be effective as of the next valuation date.

If a withdrawal would cause the policy to become a modified endowment contract, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, see the “Federal Income Tax Considerations” section.

We will pay any withdrawal amounts within 7 calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. (See “Other Policy Rights and Limitations”.)

Surrenders

You may surrender your policy to us at any time while the policy is in force. We will pay you its net surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your surrender request will be effective as of the next valuation date.

Policy Transactions

We will pay any surrender amounts within 7 calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. (Please refer to “Other Policy Rights and Limitations”.)

The policy terminates as of the effective date of the surrender and cannot be reinstated unless required by law. Surrendering the policy may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Subject to product and state availability, two endorsements to your variable life insurance policy may have been available at the time the policy was issued. We may have charged a one-time fee to add these endorsements to your policy. The first endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange his existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification. The second endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to surrender his policy in full.

It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.

For more information, please contact your registered representative or call our Administrative Office.

Net Surrender Value

The net surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply; and minus
•	any policy debt.

Loans

You may take a loan from the policy once the account value exceeds the total of any surrender charges. We charge interest on policy loans that is added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt”. You may repay all or part of your policy debt but you are not required to do so.

We currently allow loans in all policy years, however, we reserve the right to prohibit loans in the first policy year. The maximum loan amount allowed at any time is the amount that, with accrued loan interest calculated to the next policy anniversary date, will equal your account value less any surrender charge. The maximum amount available for a loan is the maximum loan amount allowed less any existing policy debt.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate because the safety test cannot be met if there is a loan outstanding;
•	it will have a permanent effect on your policy’s net surrender value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

The risks that can result from taking a policy loan may be reduced if you repay policy debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.

Requesting a Loan

You may take a loan by completing a loan request form and sending it to our Administrative Office. You must assign the policy to us as collateral for the loan.

Payment of Proceeds

Loans will be effective on the valuation date we receive your loan request form and all other required documents in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your loan request will be effective as of the next valuation date.

Policy Transactions

On the effective date of the loan, we deduct proportionate accumulation units from the divisions and the guaranteed principal account (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the guaranteed principal account. We will pay any loan amounts within 7 calendar days of the loan effective date, unless we are required to suspend or postpone loan amounts. (Please refer to “Other Policy Rights and Limitations”.)

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the guaranteed principal account. This amount earns interest at a rate equal to the greater of:

•	3%, or
•	the policy loan rate less the current loan interest rate expense charge.

On each policy anniversary, the interest earned on any outstanding loan is applied to the divisions of the Separate Account and the GPA according to your current premium allocation instructions.

Loan Interest Charged

At the time you applied for the policy, you selected either a fixed loan interest rate of 4% or (in all jurisdictions except Arkansas) an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

i.	the published monthly average for the calendar month ending two months before the policy year begins; or
ii.	4%.

If the maximum rate is less than 0.5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 0.5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. As part of the loan, it will bear interest at the loan rate. Loan interest is due on each policy anniversary. If you do not pay it when it is due, the interest is deducted proportionately from the divisions of the Separate Account and the GPA according to the then current value in those divisions and added to the loan. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to the Policy Termination section of this prospectus.

Effect of a Loan on the Values of the Policy

A policy loan negatively affects policy values since we reduce the death benefit and net surrender value by the amount of the policy debt.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the guaranteed principal account. This amount does not participate in the investment performance of the Separate Account. Additionally, since loan repayments are allocated to the guaranteed principal account, a loan will impact your ability to transfer funds because we limit transfers from the guaranteed principal account to one each policy year and, generally, you cannot transfer more than 25% of the policy’s fixed account value, excluding debt, at the time of the transfer.

Whenever you reach your “policy debt limit”, your policy is at risk of terminating. If this happens we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

Your policy debt limit is reached when total policy debt exceeds the account value less surrender charges.

Repayment of Loans

You may repay all or part of your policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and net surrender value under the policy by the amount of the repayment. We do not offer an automatic loan repayment plan.

Policy Transactions

You must clearly identify the payment as a loan repayment or we will consider it a premium payment. We will apply your loan repayments on the valuation date they are received in good order. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your loan request will be effective as of the next valuation date.

Loan repayments should be mailed to the same address used for premium payments. Refer to the “Premium Payments and Payment Plans” section for mailing address information.

Any loan repayment you make within 30 days prior to the policy anniversary date will be used to first pay policy loan interest due. We will allocate any other loan repayment first to the guaranteed principal account until you have repaid all loan amounts that were deducted from that account. We will allocate additional loan repayments based on your premium allocation in effect at that time. Any loan repayment that is in excess of the outstanding loan will also be allocated according to your current premium allocation instructions.

We will deduct any outstanding policy debt from:

•	the proceeds payable on the death of the insured,
•	the proceeds payable when you surrender the policy, or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid termination. The death benefit is calculated as of the date of the insured’s death. The policy also provides additional amounts payable upon death of the insured through certain riders that may have been added to your policy with additional charges.

The minimum death benefit for your policy is based on your policy’s account value as described below.

Minimum Death Benefit

In order to qualify as life insurance under Internal Revenue Code Section 7702, the policy must have a minimum death benefit that is determined by one of two compliance tests. You chose the test when you applied for the policy. You cannot change your choice of test after the policy is issued. (Appendix A contains examples of the minimum death benefit impact on the death benefit.)

Cash Value Accumulation Test

Under this test the minimum death benefit is equal to the account value on that date multiplied by the death benefit factor for the insured’s attained age on that date. The death benefit factor depends on the insured’s:

•	gender,
•	attained age, and
•	tobacco use classification.

Guideline Premium Test

Under this test the minimum death benefit also is equal to the account value on that date multiplied by the death benefit factor, but the death benefit factor varies only by the attained age of the insured.

The death benefit factors for the Cash Value Accumulation Test and the Guideline Premium Test are shown in the policy.

Your choice of the Guideline Premium Test or the Cash Value Accumulation Test depended on how you intended to pay premiums. In general, if you intended to pay premiums only in the early policy years, the Cash Value Accumulation Test

Policy Transactions/Death Benefit

might have been appropriate. If you intended to pay level premiums over a long period of years, the Guideline Premium Test might have been more appropriate. You should have reviewed policy illustrations of both approaches with your registered representative to determine how the policy would work under each test, and which was best for you.

Death Benefit Options

When you applied for the policy, you chose one of three death benefit options. These are:

•	Option 1 – The benefit amount is the greater of:

(a)	the face amount on the date of death; or
(b)	the minimum death benefit on the date of death.

•	Option 2 – The benefit amount is the greater of:

(a)	the face amount plus the account value on the date of death; or
(b)	the minimum death benefit on the date of death.

•	Option 3 – The benefit amount is the greater of:

(a)	the face amount plus the premiums paid (less any premiums refunded) to the date of death; or
(b)	the minimum death benefit on the date of death.

You should note that under death benefit option 1, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum death benefit. Under death benefit option 2, the death benefit is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the variable investment divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses. It is possible that the policy’s account value can be zero, which will reduce the overall value of the death benefit. The “Policy Value” section of this prospectus provides more detailed information on how your policy’s account value is determined.

Right to Change the Death Benefit Option

After the first policy year, you may change the death benefit option while the insured is living.

However, no change will be permitted beyond the insured’s attained age 99. Although we do not currently restrict the number of times you may change your death benefit option, we reserve the right to limit the number of death benefit option changes in any policy year.

You must send a written request to our Administrative Office to change your death benefit option. We do not require evidence of insurability.

The death benefit option change will be effective on the monthly charge date that is on or precedes the date we approve the request.

The value of your death benefit under the new death benefit option will be the same as the value of the death benefit under the old death benefit option at the time of the change. Therefore, the policy’s face amount will be adjusted accordingly when there is a change in the death benefit option. (Appendix A contains examples of how a change in death benefit option impacts the policy’s face amount.)

When the face amount changes as a result of a change in the death benefit option:

•	the monthly charges will change;
•	the charge for certain additional benefits may change;
•	the premium limitations will change (for more information see the “Premium Limitations” section); and
•	the policy surrender charge will not change.

You cannot change the death benefit option if, as a result, the face amount would be reduced to an amount that is less than the minimum face amount.

Death Benefit

Right to Change the Face Amount

You may request an increase or decrease in the face amount. If you change your face amount, your policy charges, including surrender charges, will change accordingly. If the account value is insufficient (or the net surrender value if there is policy debt) to continue the policy in force with the requested change in face amount, we will require an additional premium payment prior to processing the requested change.

We reserve the right to limit the size and number of changes to the face amount in any policy year.

If you increase or decrease the policy face amount, the premium limitations will change (see the “Premium Limitations” section for more information), and your policy may become a modified endowment contract (MEC) under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section of this prospectus; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.

Increases in Face Amount

To increase the policy face amount, you must send a written application and evidence the insured is still insurable to our Administrative Office. We treat each face amount increase as a separate segment of coverage.

An increase in face amount may not be:

•	less than $15,000, or
•	made after the anniversary of your policy’s issue date nearest the insured’s 85th birthday.

If the account value (or the net surrender value if there is policy debt) is insufficient to continue the policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the account value to such an amount.

Additional insurance charges and face amount charges will apply for each face amount increase you elect. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 14 years of each segment of coverage.

Any increase elected under any insurability protection type of rider will be effective as directed in the rider. Any other face amount increases will be effective on the monthly charge date that is on, or precedes, the date we approve the application for the increase.

Decreases in Face Amount

You may decrease the face amount any time after the first policy year or one year after a face amount increase. You must send a written request to our Administrative Office. When we receive a written request for a decrease in face amount from the policy owner, we will provide the policy owner with a written notice that specifies the surrender charges to be assessed at the time of the decrease. If the policy owner does not withdraw the request for the decrease in face amount within ten days from the date of the written notice, we will process the decrease in face amount and assess any surrender charges that may apply. If we determine that the policy will become a MEC, then the decrease will not be processed until a MEC Notice and Acknowledgment form is received in good order at our Administrative Office.

If you decrease the policy face amount, we cancel all or part of your face amount segments, and a partial surrender charge may apply. Surrender charges that apply when you decrease the policy’s face amount are discussed in the “Charges and Deductions” section under Surrender Charges for Decreases in Face Amount.

A decrease will reduce the face amount in the following order:

(a)	the face amount of the most recent increase; then
(b)	the face amounts of the next most recent increases successively; and last
(c)	the initial face amount.

You may not decrease the face amount:

•	after the insured’s attained age 99; or
•	if the decrease would result in a face amount of less than the minimum face amount ($50,000).

Death Benefit

Face amount decreases will be effective on the monthly charge date that is on, or precedes, the date we receive (at our Administrative office) the request for the decrease. A face amount decrease will reduce your policy’s account value by the amount of the partial surrender charge. If the policy’s account value (or the net surrender value if there is policy debt) is reduced to a point where it cannot cover the charges due, a premium payment sufficient to cover the charges will be required in order to process the decrease.

Decreases in the policy’s face amount may have adverse tax consequences.

When We Pay Death Benefit Proceeds

If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after we receive all required documents, in good order, at our Administrative Office.

Certain situations may delay payment of a death claim. Some of the situations that can cause a delay in payment include, but are not limited to, the following:

We investigate all death claims that occur within two-years (a) after the policy is issued, (b) after an increase in the face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods”. We may also investigate death claims beyond a two-year contestable period.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, however, payment could be delayed during this period.

We can also delay payment of the death benefit during periods when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);

ii.	trading is restricted by the SEC;

iii.	the SEC declares an emergency exists; or

iv.	the SEC, by order, permits us to delay payment in order to protect our owners,

And if,

•	the period begins on or before the date of the insured’s death; and
•	the amount of the death benefit is based on the variable account value of the policy as of the date of the insured’s death.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option. The interest rate equals the rate determined under the interest payment option, but not less than that required by law.

Payment Options

We will pay the death benefit in one lump sum or if you wish, we will pay the death benefit under one or more of the following payment options:

•	installments for a specified period;
•	installments for a specified amount;
•	as a life income;
•	as a life income with payments guaranteed for the amount applied;
•	as a joint lifetime income with reduced payments to the survivor; or
•	interest on the benefit amount.

The minimum amount that can be applied under a payment option is $10,000 per beneficiary. If the periodic payment under any option is less than $100, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the specified amount and interest options may be changed. None of these benefits depend on the performance of the Separate Account or the guaranteed principal account.

Death Benefit

All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime. If the payment option is a lump sum when the insured dies, the beneficiary may elect any payment option, with our consent. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a lump sum. For lump sum payments of at least $10,000, the beneficiary may elect to receive the death benefit through an interest-bearing account called the Benefit Management Account (“BMA”) as detailed in the claim form and the Statement of Additional Information. If the policy has been assigned, the BMA is not available for the assignee’s portion of the death benefit.

Your policy and the Statement of Additional Information provide more information about these payment options.

Suicide

If the insured dies by suicide, while sane or insane, and the policy is in force, the policy will terminate.

•	If the death occurs within two years after the issue date, we will refund the sum of all premiums paid less any withdrawals and any policy debt.
•

If the death occurs within two years after reinstatement of the policy, we will refund the sum of the premium paid to reinstate and all premiums paid thereafter, less any withdrawals after reinstatement and any policy debt at the time of death.

•

If death occurs within two years after the effective date of an increase in face amount (but at least two years after the issue date or any reinstatement), we will refund the sum of the monthly charges attributed to the increase. However, if a refund as described in either of the two preceding paragraphs is payable, there will be no additional payment for the increase.

Error of Age or Gender

If the insured’s age or gender was misstated in the policy application or the policy has been issued incorrectly, we may adjust the face amount. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. If the adjustment is made while the insured is living, monthly charges after the adjustment will be based on the correct age and gender.

Other Benefits Available Under the Policy

Additional Benefits You Can Get By Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges; however, we will charge a one-time fee when you exercise the rider.

If you choose to add a rider, you may cancel it at any time upon written request. Adding or removing a rider for which there is a monthly charge may impact the premium limitations on your policy. For more information see the “Premium Limitations” section.

Following is a brief description of the riders that can be, subject to state availability, added to the policy; however, the Additional Insurance, Guaranteed Insurability and the Other Insured Riders will not be issued for existing policies after December 31, 2008. In addition, the Disability Benefit and Waiver of Monthly Charges Riders may not be used in combination. After you have selected and been issued one of these two riders, you may not terminate the rider and choose the other rider. For more information on these riders please refer to the Statement of Additional Information or talk to your registered representative. The terms and conditions of these riders may vary from state to state.

Accelerated Death Benefit Rider

This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

If a claim is made under this rider, then we will assess a charge of $150 that is deducted from the accelerated benefit payment which will reduce the amount you receive. We may increase the charge to a maximum charge of $250. In states where this rider is available, it is included automatically with the policy.

Death Benefit/Other Benefits Available Under the Policy

Additional Insurance Rider – This Rider Is No Longer Issued

This rider provides term insurance on the life of the insured named in the base policy. The coverage is convertible for a limited amount of time. You may request an increase or decrease in the face amount of the rider. If you change the face amount, your policy charges will change accordingly.

The face amount of the rider is included in the calculation of the policy’s total face amount and, therefore, it will impact:

•	the rates used in determining the insurance charge, and
•	the amount of benefit under the death benefit option in effect.

We will decrease the face amount of the Additional Insurance Rider if the face amount of the base policy falls below its minimum of $50,000 due to a withdrawal or a death benefit option change.

In deciding whether to use the Additional Insurance Rider as part of the total coverage under your policy, you should consider a number of factors. The possible advantages and disadvantages described below compare a policy with the rider to a policy of equal total face amount, but without the rider.

Some possible advantages of using the Additional Insurance Rider include:

1.	Since there are no surrender charges associated with the rider, the policy’s total net surrender value will be higher.
2.	Decreasing the rider face amount would not incur a surrender charge.

Some possible disadvantages include:

1.	Coverage under the rider terminates at attained age 100, whereas coverage under the base policy continues without further monthly charges.
2.	If you select the Guideline Premium Test to qualify the policy as life insurance, the total amount of premiums you may be allowed to pay under the policy will be lower.
3.	If you select the Cash Value Accumulation Test instead, the amount of premiums you may be allowed to pay each policy year may be lower.
4.	If your policy has the Disability Benefit Rider (discussed later in this section) and the insured becomes totally disabled, the monthly rider benefit may be lower.

You should review these factors with your registered representative before deciding whether to use the Additional Insurance Rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Disability Benefit Rider

This rider provides a disability benefit while the insured is totally disabled as defined in the rider. Under this rider we will credit a specified monthly amount as indicated in your policy and we will also waive the monthly charges due. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Guaranteed Insurability Rider – This Rider Is No Longer Issued

This rider provides the right to increase the face amount of the policy without evidence of insurability on certain options dates as defined in the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Other Insured Rider – This Rider Is No Longer Issued

This rider provides level term insurance on the life of up to two insureds, one of which is the insured named in the base policy. The other insured must be the base policy insured’s spouse or child. The coverage under the rider is convertible for a limited amount of time. You may request an increase or decrease in the face amount of the rider. If you change the face amount, your policy charges will change accordingly. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

In deciding whether to use the Other Insured Rider as part of the total coverage under your policy, you should consider a number of factors. The factors listed below compare a policy with the rider to a policy of equal total face amount, but without the rider, assuming the insured named in the rider is the same as the insured named in the base policy.

•	Since there are no surrender charges associated with the rider, the policy’s total net surrender value may be higher during periods when surrender charges are in effect.

Other Benefits Available Under the Policy

•	The policy may have lower account values in later years.
•	Decreasing the rider face amount would not incur a surrender charge.
•	The amount of premiums you may pay each policy year may be lower.
•	If your policy has the Disability Benefit Rider (discussed earlier in this section) and the insured becomes totally disabled, the monthly rider benefit may be lower.

Substitute of Insured Rider

This rider, within certain limitations, allows you to substitute a new insured in place of the current insured named in the base policy. This rider is included automatically with the policy. Payment of a charge of no more than $75 is due upon request to exercise this rider.

Substituting a new insured under the policy may have adverse tax consequences. Please consult your tax advisor before you make your decision.

Waiver of Monthly Charges Rider

Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Charges and Deductions

We deduct the following charges from the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The current premium expense charge we deduct is 5% of premium up to and including the premium expense factor and 3% of premium over the premium expense factor. The maximum premium expense charge we can deduct is 7.5% of premium up to and including the premium expense factor, and 5% of premium over the premium expense factor.

Example:

Assume that you are a 35 year old male, non-smoker and that your policy has a face amount of $200,000. The premium expense factor for your policy is 8.45 per $1,000 of face amount or 1,690 (200 x 8.45).

Now assume that you make a premium payment of $1000. Your premium expense charge is 7.5% of your premium payment up to and including the policy’s premium expense factor. Since your premium payment is less than the policy’s premium expense factor of 1,690, your premium expense charge will be $75 (7.5% x $1000).

If your premium payment had been $2000, it would have exceeded the premium expense factor by $310 ($2000-1690). Consequently, your premium expense charge would have been $142.25:

•	7.5% of $1,690 ($126.75) plus
•	5% of $310 ($15.50).

If you have increased the policy face amount, the premium expense factor used for this charge is the total of the premium expense factors for the initial face amount and for all increases.

Other Benefits Available Under the Policy/Charges and Deductions

Withdrawal Charge

If you make a withdrawal from your policy, we deduct $25 from the amount you withdraw. This fee is guaranteed not to increase for the duration of the policy. (We will deduct the withdrawal charge from the amount withdrawn.) This charge reimburses us for processing the withdrawal.

Surrender Charges

There is a charge if you fully surrender your policy or if you decrease the face amount. We may also take any applicable surrender charges if your policy lapses. (See the Policy Termination section for more information.) Generally, these charges will apply during:

•	the first 14 years of coverage, and
•	the first 14 years after each increase in face amount.

However, in no event will we deduct surrender charges after the insured’s attained age 99.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and face amount increases, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the guaranteed principal account, excluding debt, in proportion to the values in each on the effective date of the surrender or decrease in face amount.

We calculate surrender charges separately for the initial face amount and for each increase in the face amount. They are based on the policy’s face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial face amount and all face amount increases.

Your policy’s surrender charges will be listed in your policy. For the first year of coverage the charge is based on the premium expense factor for that coverage. It will be equal to the premium expense factor of the policy for standard risks, multiplied by 140%.

The surrender charge is equal to the first year surrender charge multiplied by the following annual percentages:

Year	%	Year	%
1	100%	8	50%
2	93%	9	43%
3	86%	10	36%
4	79%	11	29%
5	71%	12	21%
6	64%	13	14%
7	57%	14	7%

In no case, however, will the surrender charge ever exceed $50 per $1,000 of face amount.

Subject to product and state availability, two endorsements to your variable life insurance policy may have been available at the time the policy was issued. We may have charged a one-time fee to add these endorsements to your policy. The first endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange his existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification. The second endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to surrender his policy in full.

For more information, please contact your registered representative or call the MassMutual Customer Service Center.

Charges and Deductions

Surrender Charges for Decreases in Face Amount

If you decrease your policy’s face amount, we cancel all or a part of your face amount segments and charge a partial surrender charge that is equal to the surrender charge associated with each decreased or cancelled segment multiplied by the proportion of that segment that is decreased. If the partial surrender charge would be greater than the account value (less debt) of the policy, we set the partial surrender charge equal to the account value (less debt) on the date of the surrender.

After a face amount decrease, we reduce the surrender charge for the remaining segments by the amount of the partial surrender charge. This charge provides us with a proportional compensation for expenses incurred in issuing the policy and face amount increases, and for the recovery of acquisition costs.

Rider Processing Fee

We will assess a one-time processing fee at the time you exercise either the Accelerated Death Benefit Rider or the Substitute of Insured Rider. The current processing fee for the Accelerated Death Benefit Rider is $150 and $75 for the Substitute of Insured Rider. Payment is due upon request to exercise the Substitute of Insured Rider; however, the fee for the Accelerated Death Benefit Rider is deducted from the accelerated benefit payment and will reduce the amount you receive.

Periodic Charges

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. The maximum loan interest rate expense charge is 2%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the guaranteed principal account. This charge reimburses us for the ongoing expense of administering the loan.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly charge date. We do not, however, deduct these monthly charges after the insured’s attained age 99.

The “monthly charge date” is the date on which monthly charges for the policy are due. The first monthly charge date was the policy date. Subsequent monthly charge dates are on the same day of each succeeding calendar month.

Your policy’s monthly charge date will be listed in the policy specifications page. Monthly charges are deducted from the division(s) and the guaranteed principal account in proportion to the non-loaned values in each on the date the deduction is taken.

Administrative Charge and Face Amount Charge

The administrative charge and the face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Administrative Charge

The maximum administrative charge is $12 per policy, per month.

Face Amount Charge

The face amount charge is a rate per $1,000 of face amount. We calculate the face amount charge separately for the initial face amount and for each increase in the face amount. It is based on:

•	the issue age of the insured for the initial face amount, and
•	for each increase, the insured’s age at time of the increase,

and it is multiplied by the segment face amount. This charge is assessed during the first five years of each segment of coverage.

Charges and Deductions

Insurance Charge

The insurance charge reimburses us for providing you with life insurance protection. We deduct an insurance charge based on your policy’s insurance risk. These deductions are made by selling accumulation units, proportionately, from each division in which you have an account value and the GPA.

The maximum or guaranteed insurance charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 1980 Commissioners Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners Ordinary Mortality Table B. The rates are also based on the age, gender (unless the unisex rates are used), and risk classification of the person insured by the policy.

We may charge less than the maximum monthly insurance charges shown in the table(s). In this case, the monthly insurance charge rates will be based on our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, and future profits. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.

Your policy’s actual or current insurance charge rates are based on the insured’s issue age (and age at increase, if applicable), risk class, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total face amount of the policy.

How the Insurance Charge is Calculated

A.	If the minimum death benefit is not in effect:

We calculate the insurance charge on each monthly charge date by multiplying the current insurance charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	the amount of benefit available on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year, and
•	the account value at the beginning of the policy month before the monthly insurance charge is due.

The following three steps describe how we calculate the insurance charge for your policy:

Step 1:	We calculate the total insurance risk for your policy:

a.	We divide the amount of benefit under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024662698 (which is the monthly equivalent of 3%);
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1a above.

Step 2:	We allocate the insurance risk in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date.

Step 3:	We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

B.	If the minimum death benefit is in effect:

We also calculate the insurance charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in A, (i) assuming the minimum death benefit is in effect, and then (ii) assuming the minimum death benefit is not in effect.

Step 2:	We allocate the insurance risk:

a.	calculated for (ii) in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date, and
b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3:	We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

Charges and Deductions

Additional Information about the Insurance Charge

We will apply any changes in the insurance charges uniformly for all insureds of the same issue ages, gender, risk classes, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your insurance charge may also vary on each monthly charge date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,
•	fees and charges assessed,
•	the addition or deletion of certain riders,
•	rider charges,
•	withdrawals,
•	policy loans,
•	changes to the face amount, and
•	changes to the death benefit option.

Additional Mortality Fees

Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.

Rider Charges

The charges for the following riders are deducted from the account value on each monthly charge date: Additional Insurance Rider, Disability Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider and Waiver of Monthly Charges Rider.

The rates for the Additional Insurance and Other Insured Riders vary by the insured’s gender, issue age, risk classification and year of coverage. Current rates range from $0.01 to $34.88 per $1,000 of rider insurance risk for the Other Insured Rider and $0.01 to $30.18 per $1,000 of rider insurance risk for the Additional Insurance Rider. Monthly charges will not continue beyond the insured’s attained age 99.

The current charge for the Waiver of Monthly Charges Rider is $0.01 to $0.26 per $1 of monthly deductions. Charges for the Disability Benefit Rider have two components. A portion of the charge is based on a current rate of $0.01 to $0.26 per $1 of monthly deductions. The remainder of the charge is based on a current rate of $0 to $0.32 per $100 of specified benefit amount. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.

The current charge for the Guaranteed Insurability Rider is $0.03 to $0.11 per $1,000 of optional insurance coverage. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 46.

The rates for the Waiver of Monthly Charges Rider, Disability Benefit Rider and Guaranteed Insurability Rider vary by the insured’s gender and age.

Directed Monthly Deduction Program

You may elect to have us deduct the monthly charges from one division of the Separate Account, or from the guaranteed principal account, rather than from all options on a pro rata basis. This feature is called the Directed Monthly Deduction Program (DMDP).

To elect DMDP, complete our Directed Monthly Deduction Program Request form and send it to us for processing. The program will continue as long as you have enough value in your selected option on a monthly charge date to cover the monthly charges then due, or unless you have specified a termination date in your request form.

If you don’t have enough value in your selected option on any monthly charge date to cover the monthly charges then due, the deduction for that date will revert to the pro rata basis. We may, at any time, modify, suspend, or terminate the Directed Monthly Deduction Program without prior notification.

Charges and Deductions

Daily Charges Against the Separate Account

The following charge is deducted from the Separate Account daily.

Mortality and Expense Risk Charge

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The maximum annual percentage is:

•	0.90% during years 1 thru 15, and
•	0.40% thereafter.

The charge is deducted from your account value in the Separate Account but not from the guaranteed principal account.

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the insurance charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative and face amount charges collected.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay us a distribution fee out of the fund’s assets called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies; however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice, and may not be relied upon for purposes of avoiding any federal tax penalties. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans

We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

Charges and Deductions/Federal Income Tax Considerations

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or the insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Federal Income Tax Considerations

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control

There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the Internal Revenue Service (“IRS”) were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts

If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 1 /2; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

Federal Income Tax Considerations

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a IRC Section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefit.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.

Qualified Plans

The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.

Employer-owned Policies

On August 17, 2006, the President signed the Pension Protection Act of 2006 into law. This legislation contains provisions affecting the tax treatment of employer-owned life insurance policies issued after the enactment date. It also applies to employer-owned life insurance policies issued prior to the law’s enactment if there is a material increase in the death benefit or other material change to the policy.

The law defines “employer-owned life insurance” as a life insurance contract: (a) that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties); (b) insuring the life of a U.S.

Federal Income Tax Considerations

citizen or resident who is an employee on the date the contract is issued; and (c) under which the policyholder is directly or indirectly a beneficiary.

The law limits the tax-free death benefit for employer-owned life insurance to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following: (a) the policyholder intends to insure the employee’s life; (b) the maximum face amount for which the employee could be insured at the time the contract was issued; and (c) the policyholder will be the beneficiary of any proceeds payable on the death of the employee. Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the Notice and Consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

1.	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC §101(j)(2)(A)(ii);

2.	The insured was an employee at any time during the 12-month period before his or her death;

3.	The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or

4.	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death Proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the Notice and Consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.

Payments to Nonresident Aliens

Generally, a taxable distribution from a policy paid to a nonresident alien is subject to federal income tax at a rate of 30% of the amount of taxable income that is distributed. We are required to withhold this 30% tax and send it to the IRS.

A “nonresident alien” is a person who is not a U.S. citizen and who is not a U.S. resident (based on either the “green card” or “substantial presence” test). A payment is treated as paid to a nonresident alien even if it is deposited into a U.S. bank account owned by a nonresident alien.

Some distributions to nonresident aliens may be subject to a lower tax rate (or to no tax) if a U.S. income tax treaty with the payee’s country of residence provides for lower rate of U.S. tax or for no tax. To obtain the benefit of any reduced tax allowed by a treaty, the nonresident alien must claim the treaty benefit by providing us with a Form W8-BEN containing:

(1)	proof of residency (in accordance with IRS requirements); and
(2)	an IRS individual taxpayer identification number (“ITIN”).

If the nonresident alien does not satisfy all of these conditions, we will withhold 30% of the taxable portion of the distribution.

Sales to Third Parties

If you sell your policy to a viatical settlement provider, and the insured is considered terminally or chronically ill within the meaning of IRC section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.

However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. The IRS has also taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charges incurred prior to the sale. This adjustment will result in a higher taxable gain than had the basis not been reduced.

Federal Income Tax Considerations

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy

Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Your Voting Rights

We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policy owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when the representative believes that the security is suitable for the customer.

Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance policy, you should consider whether among other things:

•	you have a need for death benefit protection;
•	you understand the risks and benefits of the policy;
•	you can afford to pay the applicable policy charges to keep the policy in force;
•	you understand how the policy charges impact your policy’s account value;
•	you understand your account value will fluctuate when allocated to the Separate Account;
•	you understand that the Company prohibits market timing and frequent transfers;
•	you understand that you generally have no access to your account value in the first year;
•	you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;
•

you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you: 1) the limitations on account value access; and 2) the impact of account value fluctuations on variable death benefit options.

Possible Restrictions on Financial Transactions

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Delay of Payment of Proceeds from the GPA

We may delay payment of any net surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

Other Information

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Delay of Payment of Proceeds from the Separate Account

We can delay payment of the net surrender value or any withdrawal or loan from the Separate Account during any period when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
ii.	trading is restricted by the SEC;
iii.	the SEC declares an emergency exists; and
iv.	the SEC, by order, permits us to delay payment in order to protect our owners.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Changes

We reserve the right to make certain material changes to the Separate Account. Specifically, we reserve the rights to:

•	create new divisions of the Separate Account;
•	create new Separate Accounts and new segments;
•	combine any two or more Separate Account segments or divisions;
•	make available additional or alternative divisions of the Separate Account investing in additional investment companies;
•

invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	substitute one or more funds for other funds with similar investment objectives;
•	delete funds or close funds to future investments; and
•	change the name of the Separate Account.

We have reserved all rights to the name Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more of the rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Distribution

The policies were sold by both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (“MML Distributors”), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company and the separate account, MMLISI serves as principal underwriter of the policies sold by its registered representatives and MML Distributors serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLISI and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of the policies by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLISI and MML Distributors also receive compensation for their actions as principal underwriters of the policies.

MassMutual also contracted with outside firms who acted as Wholesale Distributors and who may have assisted Broker-Dealers or their registered representatives in offering and selling the policies. Wholesale Distributors may provide training,

Other Information

marketing and other sales-related functions to Broker-Dealers and their registered representatives. Wholesale Distributors may also provide certain administrative services to MassMutual in connection with the policies (collectively referred to as “Services”). Some Wholesale Distributors are also Broker-Dealers, authorized on their own behalf to sell the policy. MassMutual (through MML Distributors) compensates these Wholesale Distributors for their Services.

Commissions and Allowances Paid to MMLISI and Broker-Dealers

Commissions are paid to MMLISI and all Broker-Dealers involved in the sale of the policy. MassMutual pays commissions for policies sold by MMLISI registered representatives through MMLISI to those registered representatives. MassMutual pays commissions for policies sold by registered representatives of other Broker-Dealers through MML Distributors to those Broker-Dealers.

Commissions are based on certain commission schedules and rules. Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.

We also pay expense reimbursement and other allowances in connection with the sales of the policies.

The Statement of Additional Information contains more detail on the maximum commission percentages and allowances payable under the policy.

Wholesale Distributor Compensation

MassMutual pays commissions and allowances to Wholesale Distributors authorized to sell the policies on their own behalf. MassMutual pays allowances to Wholesale Distributors who provide Services to a Broker-Dealer in connection with the sales of the policies. MassMutual may also pay compensation to the Wholesale Distributor in the event that the Target Premium for all life insurance products credited to the Wholesale Distributor equals or exceeds preset Target Premium thresholds in certain years (“Progressive Compensation”). The Progressive Compensation payment schedule may vary for specific Wholesale Distributors.

The Target Premium for Wholesale Distributors referenced in this section is premium paid for all MassMutual individual life insurance products credited to the Wholesale Distributor including traditional whole life, term, and universal life insurance policies as well as variable life insurance policies.

The Statement of Additional Information contains more detail on the maximum Wholesale Distributor compensation payable under the policy.

Additional Compensation Paid to MMLISI

Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this policy may have helped these registered representatives and their supervisors qualify for such benefits. MMLISI registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

Additional Payments to Wholesalers

In addition to the commissions described above, MassMutual may make cash payments to certain Wholesalers to attend sales conferences and educational seminars, thereby promoting awareness of our products. The Wholesaler may use these payments for any reason, including helping offset the costs of the conference or educational seminar.

We may also make cash payments to Wholesalers pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of wholesale support being provided. These payments are not made in connection with the sale of specific policies.

These additional payments are not offered to all Wholesalers and the terms of these arrangements may differ. Any such payments will be paid by MassMutual out of our assets and will not result in any additional direct charge to you. Such

Other Information

payments may give us greater access to the registered representatives of the Broker-Dealers who place business through Wholesalers that receive such payments and may have influenced the way that a Broker-Dealer or Wholesaler marketed the policy.

Compensation in General

The compensation arrangements described in the paragraphs above may have provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

You may contact, as applicable, MMLISI, your Broker-Dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Legal Proceedings

The Company is involved in litigation arising in and out of the normal course of business, which seeks both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

In May 2009, Massachusetts Mutual Life Insurance Company (“MassMutual”) was named as a defendant in a private action related to certain losses in a Bank Owned Life Insurance (“BOLI”) contract issued by MassMutual. The plaintiff alleges, among other things, fraud, breach of contract and breach of fiduciary duty claims against MassMutual and seeks to recover losses arising from investments under the BOLI contract. MassMutual believes it has substantial defenses in this action. However, it is premature to render any opinion as to the likely extent of outcomes unfavorable to MassMutual or as to the aggregate amount or range of potential losses. No loss contingency has been recorded as of December 31, 2009.

Since December 2008, MassMutual and MassMutual Holding LLC (“MMHLLC”) have been named as defendants in a number of putative class action and individual lawsuits filed by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff (“Madoff”) through his company, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). The plaintiffs allege a variety of state law and federal securities claims against MassMutual and/or MMHLLC seeking to recover losses arising from their investments in several funds managed by Tremont Group Holdings, Inc. (“Tremont”) or Tremont Partners, Inc., including Rye Select Broad Market Prime Fund, L.P., Rye Select Broad Market Fund, L.P., American Masters Broad Market Prime Fund, L.P., American Masters Market Neutral Fund, L.P. and/or Tremont Market Neutral Fund, L.P. Tremont and its subsidiary, Tremont Partners, Inc., are indirect subsidiaries of MMHLLC. MassMutual and MMHLLC believe they have substantial defenses and will vigorously defend themselves in these actions. MassMutual and MMHLLC believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. As of December 31, 2008, MassMutual had no investments in Madoff-managed strategies to which any value has been ascribed. Therefore, no loss contingency has been recorded as of December 31, 2009.

In 2009, the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS notified Tremont that the bankruptcy estate of BLMIS has purported preference and fraudulent transfer claims against Tremont’s Rye Select Broad Market funds and certain Tremont affiliates to recover redemption payments received from BLMIS by certain of those Rye Select funds in 2008. Certain of the Rye Select funds, in turn, have notified the Trustee of substantial claims by them against BLMIS. Tremont and the Trustee have been attempting to reach a mutually acceptable settlement of his claims against the funds. There is no guarantee that Tremont will be successful in negotiating such settlement.

Other Information

The Company, together with numerous other defendants, was named in an adversary proceeding in the Enron bankruptcy. In 2008, this matter was resolved between the parties with no additional adverse impact to the Company.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class included all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. Through December 31, 2009 the Company had paid $243 million resulting from this settlement.

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including among others, the Securities and Exchange Commission, U.S. Department of Labor, and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Recent market volatility in the financial services industry has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations and investigations will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

Financial Statements

We have included our statutory financial statements and those of the Separate Account in the Statement of Additional Information.

Appendix A

Hypothetical Examples of the Impact of the Minimum Death Benefit

Example I

Assume the following:

•	Death Benefit Option 1
•	Face Amount is $500,000
•	Account value is $50,000
•	No policy debt
•	Insured’s attained age is 45
•	Death Benefit Factor is 2.15

The death benefit for death benefit option 1 is the greater of the face amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the account value times the death benefit factor.

The death benefit will be $500,000 based on the greater of:

•	$500,000 or
•	$50,000 x 2.15 = $107,500

Other Information/Appendix A

Example II:

Assume the following:

•	Death Benefit Option 1
•	Face Amount is $500,000
•	Account value is $250,000
•	No policy debt
•	Insured’s attained age is 45
•	Death Benefit Factor is 2.15

The death benefit for death benefit option 1 is the greater of the face amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the account value times the death benefit factor.

The death benefit will be $537,500 based on the greater of:

•	$500,000 or
•	$250,000 x 2.15 = $537,500

Hypothetical Examples of the Impact of the Account Value and Premiums

Example I ~ Death Benefit Option 1

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Face Amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Appendix A

Example III ~ Death Benefit Option 3

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt
•	Premiums paid under the policy to-date total $40,000

Based on these assumptions,

•	the death benefit is $1,040,000 (Face Amount plus Premiums paid).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,070,000.

Hypothetical Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Example II ~ Change from Option 3 to Option 1

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change.

For example, if a policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to-date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid, or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

Example III ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain at $700,000.

Appendix A

Example IV ~ Change from Option 1 to Option 3

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid to the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and premiums paid to-date are $30,000, the death benefit under Option 1 is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the death benefit after the change will remain at $700,000.

Example V ~ Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the account value and the premiums paid to-date.

For example, if the policy has a Face Amount of $1,000,000 and an account value of $70,000 and premiums paid of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $1,070,000. If you change from Option 2 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the account value and the premiums paid, or $45,000, to $1,045,000 under Option 3, maintaining a death benefit of $1,070,000.

A similar type of change would be made for a change from Option 3 to Option 2.

Appendix A

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. The SAI is legally incorporated into this prospectus by reference and it is legally part of this document. We file the SAI with the Securities and Exchange Commission (“SEC”). The SEC maintains a Web site (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-551-8090. You may also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-4644.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling the MassMutual Customer Service Center.

Investment Company Act file number: 811-08075

Securities Act file number: 333-50410

Class (Contract) Identifier: C000027255

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

May 1, 2010

This is not a prospectus. This Statement of Additional Information (“SAI”) should be read in conjunction with the prospectus dated May 1, 2010, for the Variable Universal Life II (“VUL II”) policy. The VUL II policy and its prospectus may be referred to in this SAI.

For a copy of the VUL II prospectus, contact your registered representative, our Administrative Office by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865, or by phone (1-800-272-2216), or access the Internet at www.massmutual.com, or access the Securities and Exchange Commission website at http://www.sec.gov.

	SAI	Prospectus
General Information and History	2
• Company	2	13
• The Separate Account	2	22

Services	2

Additional Information About the Operation of the Policy and the Registrant	2
• Purchase of Shares in Underlying Investment Funds	2
• Annual Reports	3
• Incidental Benefits	3
• Benefits Available by Rider	3	41
• Death Benefit Payment Options	6	40

Underwriters	7	54
• Commissions	8
• Allowances/Overrides	8
• Progressive Compensation	9

Additional Information About Charges	9
• Sales Load	9	44
• Underwriting Procedures	10
• Increases in Face Amount	10	39

Performance Data	11

Experts	12

Financial Statements	12

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GENERAL INFORMATION AND HISTORY

Company

In this Statement of Additional Information, “The Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and other products to individual and institutional customers. MassMutual was organized as a mutual life insurance company in the Commonwealth of Massachusetts on May 15, 1851. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

On April 1, 2010, Fitch Ratings Ltd. lowered its insurance financial strength ratings on Massachusetts Mutual Life Insurance Company and its wholly-owned insurance subsidiaries to “AA+” from “AAA” and revised the ratings outlook to Stable from Negative.

On November 2, 2009, Moody’s Investors Service, Inc. lowered its insurance financial strength ratings on Massachusetts Mutual Life Insurance Company and its domestic insurance subsidiaries to “Aa2” with a stable outlook from “Aa1.” The rating action concludes the review for possible downgrade which was initiated on May 26, 2009.

On August 26, 2009, Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, lowered its counterparty credit and financial strength ratings on Massachusetts Mutual Life Insurance Company and its U.S. affiliates to “AA+” with a stable outlook from “AAA” and removed the ratings from CreditWatch, where they had been placed with negative implications on June 17, 2009.

The Separate Account

The Company’s Board of Directors established the Separate Account (Massachusetts Mutual Variable Life Separate Account I) on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange (“SEC”) Commission as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Guaranteed Principal Account, the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the policies, and divisions of that segment.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICY AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.

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Annual Reports

Each year within the 30 days following the policy anniversary date, we will mail the policy owner a report showing the following policy information:

i.	the account value at the beginning of the previous policy year,

ii.	all premiums paid since that time,

iii.	all additions to and deductions from the account value during the year, and

iv.	the account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Incidental Benefits

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of each rider is described in the prospectus. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of the riders may vary from state to state and are subject to state availability; however, the Additional Insurance, Guaranteed Insurability and the Other Insured Riders will not be issued for existing policies after December 31, 2008. In addition, the Disability Benefit and Waiver of Monthly Charges Riders may not be used in combination. After you have selected and been issued one of these two riders, you may not terminate the rider and choose the other rider.

Accelerated Death Benefit Rider. This rider advances to the owner a portion of the policy death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met: (1) we receive the owner’s written request for payment of an accelerated death benefit under the policy, (2) we receive the insured’s written authorization to release medical records to us, (3) we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy, and (4) we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (the “Eligible Amount”) is equal to the excess of:

•	the base policy death benefit over the account value; and

•

the amount payable under any life insurance rider, as long as the rider provides level or increasing coverage for at least two years after the acceleration date. All other riders are excluded from the Eligible Amount.

The owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

•

the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

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The benefit payment under this rider will be reduced by:

•	interest at the annual interest rate we have declared for policies in this class; and

•	a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

The rider terminates upon any of the following events:

•	on the date an accelerated benefit payment is made,

•	if the base policy terminates,

•	if the base policy matures,

•	the base policy is changed to a different policy on which the rider is not available, or

•	two years before coverage under the policy is scheduled to terminate.

Where this rider is available, it is included automatically with the policy. There is no charge for this rider.

Additional Insurance Rider. This rider is no longer issued. For policy owners who currently own this rider, it provides term insurance on the life of the insured. The rider face amount is added to the policy face amount in determining the amount of benefit under the death benefit option in effect under the policy. The minimum initial rider face amount is $50,000.

The rider face amount may be increased or decreased. An increase requires evidence of insurability, and the increase must equal at least $15,000. No increase in the rider face amount will be permitted after the rider anniversary date nearest the insured’s 85th birthday. After the first rider year, the rider face amount may be decreased by the owner’s written request. No rider face amount decrease will be permitted within one year following the effective date of any rider face amount increase or policy face amount increase.

Coverage under this rider may be fully or partially converted until the insured’s rider attained age is 70. Conversion will be to a new flexible premium adjustable variable life insurance on the insured or to an increase in the base policy’s face amount. Evidence of insurability will not be required. If coverage is partially converted, the amount converted must meet the minimum requirements of the new insurance.

The rider terminates at rider attained age 100. It terminates earlier upon termination of the policy or upon conversion of all rider coverage. This rider may also be cancelled by written request.

Disability Benefit Rider. This rider provides a disability benefit while the insured is totally disabled as defined in the rider. The rider provides the following monthly benefits if the insured becomes totally disabled.

•

On specific monthly charge dates we will credit an amount to the account value equal to the specified benefit amount shown on the policy specification page for this rider. This amount will be treated as a net premium.

•	We also will waive the monthly charges due for this policy on specific monthly charge dates.

The benefits will be provided after the insured has been totally disabled for four months and all conditions of the rider have been met.

The benefits under the rider end once the insured is no longer totally disabled, satisfactory proof of continued disability is not provided to us as required, or the day before the insured’s attained age 65, unless total disability began before the insured’s attained age 60 in which case the waiver part of the monthly benefit will continue beyond attained age 65 while the insured remains totally disabled.

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Proof of claim must be received at our Administrative Office within one year after the notice of claim was given to us.

Guaranteed Insurability Rider. This rider is no longer issued. For policy owners who currently own this rider, it provides the right to increase the face amount of the policy without evidence of insurability on certain option dates as defined in the rider. A written application is required, however, to elect an increase in the face amount. The completed application and any premium payment needed for the increase must be received at our Administrative Office by the end of the option period.

There are two types of option dates, regular and substitute. Regular option dates coincide with the policy anniversary nearest the insured’s 25th birthday and end with the policy anniversary nearest the insured’s 46th birthday. Substitute option dates occur 91 days after the insured’s marriage, the birth of an insured’s child or adoption of a child by the insured. In the event of multiple births, the maximum increase will be the benefit amount listed in the policy’s Schedule Page multiplied by the number of children born (up to a maximum of three).

A substitute option date can be exercised only if there is a subsequent regular option date. When exercising a substitute option date, the subsequent regular option date cannot be exercised. Failure to exercise an option date does not impact your ability to exercise a future option.

The rider option amount is subject to a maximum limit of $125,000, or, if less, two times the face amount of the base policy on the effective date of an increase in the rider option amount.

The rider terminates:

•	after the last option date as defined in the rider,

•	following election of the last face amount increase that may be elected under the rider,

•	if the policy is changed to another policy under which this rider is not available, or

•	if the policy terminates.

Other Insured Rider. This rider is no longer issued. For policy owners who currently own this rider, it provides level term insurance on the life of up to two insureds, one of which is the insured named in the base policy. The other insured must be the base policy insured’s spouse or child. The coverage for the insured under the rider is convertible for a limited amount of time.

While the policy insured is living and prior to the other insured’s attained age 70, the rider may be fully or partially converted to a flexible premium adjustable variable life policy offered at the time of conversion. The cost for the new policy will be based on the other insured’s attained age at the time of conversion. No evidence of insurability is required to convert the rider coverage.

If the insured under the rider is not the base policy insured, the rider may be converted upon the death of the insured (but only before attained age 70 of the other insured). Conversion upon the death of the base policy insured may be made at any time up to 90 days of the date we receive due proof of the base policy insured’s death.

If the other insured is the base policy insured, the rider continues past the insured’s age 100 without charge (for policies issued in New York, the rider will terminate when the insured attains age 100). If the other insured is not the base policy insured, the rider will terminate once the base policy insured attains age 100. If the other insured is older than the base policy insured, charges for the rider will cease once the other insured attains age 100 and the rider will terminate once the base insured attains age 100 (for policies issued in New York, the rider will terminate at the earlier of age 100 of the base insured or age 100 of the other insured).

Substitute of Insured Rider. This rider allows you to substitute a new insured in place of the current insured under the policy without incurring surrender charges. A substitute of insured is allowed if the policy is in force, you have an insurable interest in the life of the substitute insured, and the age of the substitute insured on the policy date is within the issue age range allowed for this policy.

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An application and evidence of insurability satisfactory to us is required for the substitute insured.

All monthly charges after the substitution of the insured will be based on the life and risk class of the substitute insured.

The rider terminates upon the current insured’s attained age 75, at the time of the exercise of the rider, if the policy is changed to a different policy under which the rider is not available, or if the policy terminates.

The rider is included automatically with the policy.

Substituting a new insured under the policy may have adverse tax consequences under the current federal tax law. Please consult your tax advisor.

Waiver of Monthly Charges Rider. Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider.

The benefit will be provided once the insured has been totally disabled for four months and all the provisions of the rider have been met. The benefits will end when the insured is no longer totally disabled, satisfactory proof of continued total disability is not given to us as required, or the day before the insured attained age 65 if the disability began when the insured was attained age 60 or older.

Death Benefit Payment Options

The table below provides additional information about the death benefit payment options listed in the prospectus. None of these benefits depend on the performance of the Separate Account or the Guaranteed Principal Account. Once payments have begun, only the specified amount and interest options may be changed.

Lump Sum via Benefit Management Account (“BMA”)	We pay a lump sum of at least $10,000 by establishing an interest-bearing account called the Benefit Management Account (“BMA”) as detailed in the claim form. The interest rate is not guaranteed and may change weekly. The beneficiary will receive a “checkbook” and will have access to the account by writing a check for all or part of the death benefit proceeds. The BMA is not a bank account or bank deposit, is not insured by the FDIC, and no additional proceeds may be paid into the BMA. We may make a profit on amounts left in the BMA
Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period. This benefit may be increased by the Alternate Life Income provision.
Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
Installments of a Specified Amount	Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.

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Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether or not the named person lives until all payments have been made. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives. This benefit may be increased by the Alternate Life Income provision.
Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for 10 years if longer. When one dies (but not before the 10 years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the 10 years has elapsed, payments stop when both named persons have died. This benefit may be increased by the Alternate Life Income provision.
Alternate Life Income	The named person(s) can elect to receive an alternate life income instead of receiving income based on the rates shown in the payment option rates tables. The election must be made at the time the income is to begin. The monthly alternate life income must be at least equal to the monthly income provided by a new single premium immediate annuity (first payment immediate) based on our published rates then in use when the payment option is elected. The alternate life income will not be available if we are not offering new single premium immediate annuities at the time of election.

UNDERWRITERS

Pursuant to separate underwriting agreements with MassMutual and the separate account, MML Investors Services, Inc. (“MMLISI”), a subsidiary of the Company, serves as principal underwriter of the policies sold by its registered representatives and MML Distributors, LLC (“MML Distributors”), a subsidiary of the Company, serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLISI and MML Distributors are located at 1295 State Street, Springfield, MA 01111-0001. They are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of the policies by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLISI and MML Distributors also receive compensation for their actions as principal underwriters of the policies.

During the past three years, MML Distributors and MMLISI were paid the compensation amounts shown below.

Year	MML Distributors	MMLISI
2009	$104,015	$1,578,587
2008	$212,469	$2,300,978
2007	$299,076	$2,526,430

This offering is on a continuous basis.

The compensation arrangements described in the paragraphs below may have provided a registered representative with an incentive to sell the policy over other available policies whose issuers did not provide such

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compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in the prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Your registered representative typically receives a portion of the compensation that is payable to his or her Broker-Dealer, depending on the agreement between the representative and his firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated Broker-Dealer. You may contact, as applicable, MMLISI, your Broker-Dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Commissions

We pay some commissions as a percentage of the premium paid in each year of coverage. The commissions distinguish between premiums paid up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the insured. We also pay commissions as a percentage of the average monthly account value in each Policy Year after the first Policy Year.

The maximum commission percentages we pay to MMLISI registered representatives and Broker-Dealers (including Wholesale Distributors who are Broker-Dealers) are:

First Year Commission	Commission in Year 2	Commission in Years 3-10	Commission in Years 11+
50% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium	5% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium	3% (5% for MassMutual career contract agents during years 3-5) of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium	1% of premium paid up to the Target Premium and 1% of premium paid in excess of the Target Premium

We also pay a commission of 0.15% of the average monthly account value during the year after the first Policy Year.

Commissions and other allowances will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the policy, VUL II. During the last three years, commissions, as defined in the prospectus, were paid through MML Distributors and MMLISI as shown below.

Year	MML Distributors	MMLISI
2009	$147,323	$4,397,967
2008	$207,242	$8,259,090
2007	$301,402	$10,525,311

Allowances/Overrides

MassMutual, through MML Distributors, pays expense reimbursement and other allowances in connection with the sale of the policies. The maximum allowance percentage we pay to Broker Dealers (who are not Wholesalers) is 92% of the first year commission.

Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.

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The maximum allowance percentage we pay to Wholesale Distributors is 98% of the first Policy Year commission. The maximum overrides we pay to Wholesale Distributors are as follows: 2% of premium paid up to the Target Premium in Policy Years 2-10, 0.67% of premium paid over the Target Premium in all Policy Years, and 0.01% of the average monthly account value during the year after the first Policy Year.

Progressive Compensation

MassMutual may pay Progressive Compensation to Wholesale Distributors for Services in the event that the Target Premium placed through the Wholesale Distributor equals or exceeds preset Target Premium projections in certain years. The Progressive Compensation payment schedule for Wholesale Distributors may vary for specific Wholesale Distributors.

A Wholesale Distributor may qualify for a maximum of 15% of Target Premium in the first Policy Year if the Wholesale Distributor has typically produced more than $500,000 in Target Premium, which may be negotiated or eliminated. The maximum Progressive Compensation paid to a Wholesale Distributor in subsequent Policy Years is as follows: 3% of Target Premium during Policy Years 2-5.

The Target Premium includes premium paid for other MassMutual individual life insurance products placed through the Wholesale Distributor including traditional whole life, term, and universal life insurance policies as well as variable life insurance policies.

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We deduct a premium expense charge from each premium payment you make. The deduction is taken before any premium is applied to the policy. The maximum we will deduct is 7.5% of premium up to the premium expense factor, and 5% of premium over premium expense factor. The premium expense factors are contained in a table that is maintained by the Company. The factors are based on the issue age, gender, and risk classification of the insured.

There is a charge if you fully surrender your policy or if you decrease the face amount. We may also take any applicable surrender charges if your policy lapses. Generally, these charges will apply during:

•	the first 14 years of coverage, and

•	the first 14 years after each increase in selected face amount.

However, in no event will we deduct surrender charges after the insured’s attained age 99.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and face amount increases, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the guaranteed principal account (excluding debt) in proportion to the values in each on the effective date of the surrender or decrease in face amount.

We calculate surrender charges separately for the initial face amount and for each increase in the face amount. They are based on the policy’s face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial face amount and all face amount increases.

Your policy’s surrender charges will be listed in your policy. For the first year of coverage, the charge is based on the premium expense factor for that coverage. It will be equal to the premium expense factor of the policy for standard risks multiplied by 140%.

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The surrender charge is equal to the first year surrender charge multiplied by the following annual percentages:

Year	%	Year	%
1	100	8	50
2	93	9	43
3	86	10	36
4	79	11	29
5	71	12	21
6	64	13	14
7	57	14	7

In no case, however, will the surrender charge ever exceed $50 per $1,000 of face amount.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange the policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call the MassMutual Customer Service Center.

Underwriting Procedures

Before issuing a policy we required evidence of insurability. This means that (1) you had to complete an application and submit it to our Administrative Office, and (2) we usually required that the insured have a medical examination. Acceptance was subject to completion of all underwriting requirements and our underwriting rules.

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday.

Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 CSO, male or female (unisex rates may be required in some situations), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are five non-rated classes: ultra preferred non-tobacco, select preferred non-tobacco, non-tobacco, select preferred tobacco, and tobacco.

Increases in Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk class.

It is possible for risk classes of prior segments to change in order to match the risk class of a new segment. In cases where the risk classes are different, the Company may change the risk class of prior segments if doing so will reduce the insurance charges associated with the prior segments. However, the Company will not change the risk classes of prior segments when the face amount increase coincides with a conversion of an existing term life

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insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classes of prior segments if doing so will increase the insurance charges associated with the prior segments. Changing the risk classes of prior segments may impact the maximum premium limits, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

If you increase the face amount, the insurance charge and face amount charge will increase. In addition, a separate surrender charge schedule will apply during the first 14 years of the segment’s coverage.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis using the premium expense factor for each segment. If the account value (or the net surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we may require a payment sufficient to increase the account value to such amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These performance returns are determined by calculating what a $1 investment in the fund would have earned over the stated period of time.

These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post investment performance reports for VUL II on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216, Monday—Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

Variable Universal Life II

Statement of Additional Information

11

EXPERTS

The financial statements of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2009 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 2009 and 2008, and for each of the years in the three-year period ended December 31, 2009, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 19, 2010 includes explanatory language that states that the Company prepared the statutory financial statements of Massachusetts Mutual Life Insurance Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, that report refers to the Company’s change in its method of accounting for other-than-temporary impairments of structured securities in 2008 and 2009 and variable annuity reserves and deferred income tax assets in 2009. The Company also changed its method for valuing common stock of affiliates to include equity in noncontrolling interests in 2009. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2009

Statements of Operations and Changes in Net Assets for the years ended December 31, 2009 and 2008

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2009 and 2008

Statutory Statements of Income for the years ended December 31, 2009, 2008, and 2007

Statutory Statements of Changes in Surplus for the years ended December 31, 2009, 2008, and 2007

Statutory Statements of Cash Flows for the years ended December 31, 2009, 2008, and 2007

Notes to Statutory Financial Statements

Variable Universal Life II

Statement of Additional Information

12

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and

Policy Owners of Massachusetts Mutual Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Life Separate Account I (comprised of the divisions listed in Note 2) (collectively, “the Account”) as of December 31, 2009, the related statements of operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2009, and the results of its operations and changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

February 23, 2010

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division
										(Initial)	(Service)

ASSETS
Investments
Number of shares	138,737	103,276	151,892	3,453,292	18,298	1,760,712	803,961	585,151	572,713	2,015,903	248,707	2,194

Identified cost	$890,317	$1,757,193	$1,842,086	$22,747,017	$175,651	$11,354,554	$13,069,472	$21,238,388	$7,123,529	$51,890,833	$6,566,173	$78,737

Value	$707,561	$1,638,986	$2,003,450	$18,578,709	$141,447	$9,296,562	$11,778,034	$18,245,006	$5,669,862	$41,567,917	$5,110,937	$65,724
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	76	-	3,269	-	-	1,629	-	111	4,138	15,002	-

Total assets	707,561	1,639,062	2,003,450	18,581,978	141,447	9,296,562	11,779,663	18,245,006	5,669,973	41,572,055	5,125,939	65,724

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	2,348	-	5,228	-	8	107,143	-	650	-	-	-	8

NET ASSETS	$705,213	$1,639,062	$1,998,222	$18,581,978	$141,439	$9,189,419	$11,779,663	$18,244,356	$5,669,973	$41,572,055	$5,125,939	$65,716

Outstanding Units
Policy owners	1,110,328	1,155,976	3,412,406	19,119,773	173,292	6,505,734	8,410,091	13,250,540	4,408,826	28,561,306	3,695,255	113,576

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	0.87	-	1.68	-	-	-	-	-	-
Variable Life Select	-	-	-	0.95	-	-	-	-	-	1.41	-	-
Strategic Group Variable Universal Life®	-	-	-	0.97	-	1.36	-	-	-	-	1.38	-
Survivorship Variable Universal Life	0.65	1.47	0.67	1.13	-	1.46	1.45	1.43	1.33	1.78	-	-
Variable Universal Life	0.64	1.44	0.66	1.01	-	1.43	1.42	1.41	1.24	1.51	-	-
Strategic Variable Life® Plus	-	-	-	0.85	0.82	1.63	-	-	-	-	1.44	0.58
Survivorship Variable Universal Life II	0.65	1.47	0.67	0.90	-	1.46	1.45	1.43	1.28	1.29	-	-
Variable Universal Life II (Note 1)
Tier 1	0.63	1.42	0.57	0.97	-	1.42	1.41	1.39	1.29	1.44	-	-
VUL GuardSM (Note 1)
Tier 1	0.64	1.44	1.43	1.29	-	1.44	1.43	1.41	1.60	1.68	-	-
Tier 2	0.54	1.31	1.06	1.09	-	1.22	1.27	1.17	1.18	1.39	-	-
Tier 3	0.53	1.29	1.05	1.08	-	1.21	1.25	1.15	1.16	1.37	-	-
Tier 4	0.53	1.30	1.05	1.08	-	1.21	1.26	1.16	1.17	1.38	-	-
Survivorship VUL GuardSM (Note 1)
Tier 1	0.51	1.22	1.22	1.01	-	1.09	1.20	1.10	1.15	1.31	-	-
Tier 2	0.51	1.23	1.22	1.01	-	1.10	1.20	1.11	1.15	1.32	-	-
Tier 3	0.52	1.24	1.23	1.02	-	1.10	1.21	1.11	1.16	1.32	-	-
Variable Universal Life III
Tier 1	1.01	1.21	1.41	-	-	-	-	-	-	1.27	-	-
Tier 2	1.01	1.21	1.41	-	-	-	-	-	-	1.27	-	-
Tier 3	1.01	1.21	1.41	-	-	-	-	-	-	1.27	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2009

	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Capital Growth Division	Goldman Sachs VIT Growth and Income Division	Goldman Sachs VIT Mid Cap Value Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)

ASSETS
Investments
Number of shares	571,440	537,097	10,144	160,902	40,344	22,398	1,869	15,774	98,956	401,752	3,312	263,497

Identified cost	$8,829,939	$5,884,334	$88,353	$2,179,179	$432,979	$286,441	$15,687	$428,597	$2,714,260	$10,632,976	$96,667	$6,977,373

Value	$7,297,292	$5,848,982	$94,138	$1,826,234	$327,191	$212,780	$17,233	$424,015	$2,763,842	$13,498,863	$109,852	$6,898,343
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	999	-	-	2,271	-	-	6,609	-	5,271	-	-

Total assets	7,297,292	5,849,981	94,138	1,826,234	329,462	212,780	17,233	430,624	2,763,842	13,504,134	109,852	6,898,343

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	4,358	-	13	25	-	16	12	-	62	-	35	819

NET ASSETS	$7,292,934	$5,849,981	$94,125	$1,826,209	$329,462	$212,764	$17,221	$430,624	$2,763,780	$13,504,134	$109,817	$6,897,524

Outstanding Units
Policy owners	4,346,127	6,566,190	84,636	735,082	306,248	233,459	13,812	311,693	1,756,565	11,248,756	65,973	9,520,125

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	1.13	1.18	2.55	-	1.06	-	-	-	0.99	-	0.60
Variable Life Select	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	1.74	0.97	-	-	-	-	-	-	1.62	-	-	-
Variable Universal Life	1.71	0.80	-	-	-	-	-	-	1.59	0.98	-	0.60
Strategic Variable Life® Plus	-	0.96	1.11	2.45	1.08	0.91	-	1.38	-	0.97	-	0.59
Survivorship Variable Universal Life II	1.74	0.83	-	-	-	-	-	-	1.62	1.01	-	0.62
Variable Universal Life II (Note 1)
Tier 1	1.69	0.90	-	-	-	-	-	-	1.57	1.31	-	0.80
VUL GuardSM (Note 1)
Tier 1	1.72	1.32	-	-	-	-	-	-	1.60	-	1.83	-
Tier 2	1.37	1.16	-	-	-	-	-	-	1.48	-	1.65	-
Tier 3	1.35	1.14	-	-	-	-	-	-	1.46	-	1.62	-
Tier 4	1.35	1.15	-	-	-	-	-	-	1.47	-	1.63	-
Survivorship VUL GuardSM (Note 1)
Tier 1	1.21	1.11	-	-	-	-	-	-	1.43	-	1.52	-
Tier 2	1.22	1.12	-	-	-	-	-	-	1.44	-	1.53	-
Tier 3	1.23	1.12	-	-	-	-	-	-	1.44	-	1.54	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	1.25	-	-	-	-	-
Tier 2	-	-	-	-	-	-	1.25	-	-	-	-	-
Tier 3	-	-	-	-	-	-	1.25	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2009

	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)

ASSETS
Investments
Number of shares	3,802	72,871	16,734	260,652	97,583	4,279	9,755	10,913	1,584,768	309,486	761	682

Identified cost	$79,851	$1,509,145	$292,710	$3,454,675	$1,436,325	$31,463	$69,414	$94,937	$23,855,593	$3,129,373	$4,104	$6,525

Value	$98,585	$1,561,629	$305,222	$3,500,558	$1,616,954	$35,087	$75,599	$101,600	$24,576,982	$3,005,104	$4,831	$6,686
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	2,721	-	2,385	6,858	-	-	-	-	-	22	-

Total assets	98,585	1,564,350	305,222	3,502,943	1,623,812	35,087	75,599	101,600	24,576,982	3,005,104	4,853	6,686

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	31	-	25	-	-	11	14	23	613	8,931	-	10

NET ASSETS	$98,554	$1,564,350	$305,197	$3,502,943	$1,623,812	$35,076	$75,585	$101,577	$24,576,369	$2,996,173	$4,853	$6,676

Outstanding Units
Policy owners	85,864	1,536,448	216,173	2,098,042	1,455,548	27,454	67,531	83,092	14,012,331	4,624,243	3,833	5,495

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$4.17	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	3.45	-	-	-
Strategic Variable Life®	-	1.19	-	2.02	1.18	-	-	-	2.01	0.51	-	-
Variable Life Select	-	-	-	-	-	-	-	-	1.93	-	-	-
Strategic Group Variable Universal Life®	-	0.98	-	1.65	1.00	-	-	-	-	0.68	-	-
Survivorship Variable Universal Life	-	-	1.47	1.63	-	-	-	-	1.26	0.74	-	-
Variable Universal Life	-	-	1.44	1.60	-	-	-	-	1.18	0.54	-	-
Strategic Variable Life® Plus	-	1.02	-	1.80	1.05	-	-	-	1.17	0.50	-	-
Survivorship Variable Universal Life II	-	-	1.47	1.63	-	-	-	-	1.21	0.55	-	-
Variable Universal Life II (Note 1)
Tier 1	-	-	1.42	1.58	-	-	-	-	1.20	0.68	-	-
VUL GuardSM (Note 1)
Tier 1	1.31	-	1.45	1.61	-	-	-	-	1.39	1.07	-	-
Tier 2	1.10	-	1.28	1.22	-	-	-	-	1.25	0.94	-	-
Tier 3	1.08	-	1.26	1.21	-	-	-	-	1.23	0.92	-	-
Tier 4	1.09	-	1.27	1.21	-	-	-	-	1.24	0.93	-	-
Survivorship VUL GuardSM (Note 1)
Tier 1	1.11	-	1.23	1.40	-	-	-	-	1.19	0.94	-	-
Tier 2	1.11	-	1.23	1.41	-	-	-	-	1.19	0.94	-	-
Tier 3	1.12	-	1.24	1.42	-	-	-	-	1.20	0.95	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	1.28	1.12	1.22	-	1.31	1.27	1.22
Tier 2	-	-	-	-	-	1.28	1.12	1.22	-	1.31	1.27	1.22
Tier 3	-	-	-	-	-	1.28	1.12	1.22	-	1.32	1.27	1.22

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2009

	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division

ASSETS
Investments
Number of shares	324,188	106,762	4,425,168	1,967	5,808,491	777	382	1,072	8,476	1,286	464,157

Identified cost	$1,877,283	$991,426	$97,132,740	$14,959	$81,143,062	$6,486	$2,737	$7,172	$65,801	$9,390	$4,689,834

Value	$1,564,327	$817,103	$77,022,431	$16,421	$81,202,698	$6,950	$2,917	$7,881	$72,807	$10,056	$4,817,948
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	11,273	48	14,186	-	-	-	-	-	115

Total assets	1,564,327	817,103	77,033,704	16,469	81,216,884	6,950	2,917	7,881	72,807	10,056	4,818,063

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	271	50	-	-	-	8	8	6	7	5	-

NET ASSETS	$1,564,056	$817,053	$77,033,704	$16,469	$81,216,884	$6,942	$2,909	$7,875	$72,800	$10,051	$4,818,063

Outstanding Units
Policy owners	2,251,981	651,990	47,645,326	14,117	67,934,218	5,390	2,284	6,653	58,156	8,942	3,726,206

UNIT VALUE
Variable Life Plus	$-	$-	$4.15	$-	$0.84	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	3.38	-	1.99	-	-	-	-	-	-
Strategic Variable Life®	0.45	-	1.88	-	1.61	-	-	-	-	-	-
Variable Life Select	-	-	1.79	-	0.91	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	0.83	-	1.27	-	-	-	-	-	-
Survivorship Variable Universal Life	0.71	1.32	1.01	-	1.12	-	-	-	-	-	1.34
Variable Universal Life	0.69	1.30	0.95	-	0.99	-	-	-	-	-	1.31
Strategic Variable Life® Plus	0.44	-	0.93	-	0.95	-	-	-	-	-	-
Survivorship Variable Universal Life II	0.71	1.32	1.00	-	0.86	-	-	-	-	-	1.34
Variable Universal Life II (Note 1)
Tier 1	0.69	1.28	0.94	-	0.95	-	-	-	-	-	1.29
VUL GuardSM (Note 1)
Tier 1	1.27	1.30	1.34	-	1.32	-	-	-	-	-	1.26
Tier 2	0.88	1.12	1.14	-	1.14	-	-	-	-	-	1.21
Tier 3	0.87	1.10	1.12	-	1.12	-	-	-	-	-	1.19
Tier 4	0.88	1.11	1.13	-	1.13	-	-	-	-	-	1.20
Survivorship VUL GuardSM (Note 1)
Tier 1	0.97	1.06	1.05	-	1.07	-	-	-	-	-	1.15
Tier 2	0.98	1.06	1.05	-	1.08	-	-	-	-	-	1.16
Tier 3	0.98	1.07	1.06	-	1.08	-	-	-	-	-	1.16
Variable Universal Life III
Tier 1	1.04	1.16	1.21	1.17	1.18	1.29	1.27	1.18	1.25	1.12	1.18
Tier 2	1.04	1.16	1.21	1.17	1.18	1.29	1.28	1.18	1.25	1.13	1.18
Tier 3	1.04	1.16	1.21	1.17	1.18	1.29	1.28	1.19	1.25	1.13	1.18

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2009

	MML Large Cap Value Division	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small/Mid Cap Value Division	Oppenheimer Balanced Division

ASSETS
Investments
Number of shares	786,722	4,370,928	2,799	2,923	3,046	54,017,699	317,669	1,741,917	533,135	2,237	4,434	180,457

Identified cost	$8,409,602	$53,239,804	$22,884	$23,294	$26,855	$53,976,565	$1,338,211	$15,726,081	$7,120,098	$16,208	$29,181	$2,666,379

Value	$8,149,074	$54,593,815	$26,728	$25,867	$27,654	$53,983,074	$1,505,847	$13,187,975	$7,718,932	$17,583	$32,589	$1,858,705
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	394	27,555	24	10	-	-	-	7,625	3,921	-	-	8,506

Total assets	8,149,468	54,621,370	26,752	25,877	27,654	53,983,074	1,505,847	13,195,600	7,722,853	17,583	32,589	1,867,211

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	10	23,001	5,636	-	-	10	2	-

NET ASSETS	$8,149,468	$54,621,370	$26,752	$25,877	$27,644	$53,960,073	$1,500,211	$13,195,600	$7,722,853	$17,573	$32,587	$1,867,211

Outstanding Units
Policy owners	7,472,693	26,093,305	19,485	20,506	22,348	34,759,587	1,740,364	10,624,798	6,634,417	15,176	24,426	1,549,852

UNIT VALUE
Variable Life Plus	$-	$4.10	$-	$-	$-	$2.18	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus®	-	3.59	-	-	-	1.91	-	-	-	-	-	-
Strategic Variable Life®	-	2.27	-	-	-	1.55	0.44	-	0.95	-	-	1.83
Variable Life Select	-	2.21	-	-	-	1.49	-	1.36	-	-	-	-
Strategic Group Variable Universal Life®	-	1.68	-	-	-	-	-	1.39	-	-	-	1.20
Survivorship Variable Universal Life	1.17	1.83	-	-	-	1.35	0.99	1.21	1.29	-	-	-
Variable Universal Life	1.14	1.72	-	-	-	1.27	0.97	1.45	1.01	-	-	-
Strategic Variable Life® Plus	1.01	1.72	-	-	-	-	0.42	1.52	0.92	-	-	1.14
Survivorship Variable Universal Life II	1.17	1.77	-	-	-	1.24	0.99	1.34	1.04	-	-	-
Variable Universal Life II (Note 1)
Tier 1	1.10	1.51	-	-	-	1.13	0.90	1.18	1.23	-	-	-
VUL GuardSM (Note 1)
Tier 1	1.40	1.34	-	-	-	1.12	1.62	1.30	1.70	-	-	-
Tier 2	1.18	1.31	-	-	-	1.11	1.26	1.04	1.26	-	-	-
Tier 3	1.16	1.29	-	-	-	1.09	1.24	1.03	1.24	-	-	-
Tier 4	1.17	1.30	-	-	-	1.10	1.25	1.03	1.25	-	-	-
Survivorship VUL GuardSM (Note 1)
Tier 1	1.08	1.25	-	-	-	1.10	1.29	1.04	1.30	-	-	-
Tier 2	1.09	1.26	-	-	-	1.11	1.30	1.04	1.31	-	-	-
Tier 3	1.10	1.27	-	-	-	1.11	1.31	1.05	1.32	-	-	-
Variable Universal Life III
Tier 1	1.18	1.15	1.37	1.26	1.24	0.99	-	1.25	1.31	1.16	1.33	-
Tier 2	1.18	1.15	1.37	1.26	1.24	1.00	-	1.26	1.31	1.16	1.34	-
Tier 3	1.18	1.16	1.38	1.26	1.24	1.00	-	1.26	1.31	1.16	1.34	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2009

	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer MidCap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division

ASSETS
Investments
Number of shares	1,396,614	1,199,643	2,490,190	3,536,305	10,191,275	920,116	225,387	789,080	12,984,901	3,482,472	385,474	381,567

Identified cost	$49,400,039	$11,965,153	$68,734,920	$9,655,924	$16,735,766	$18,028,431	$3,469,451	$31,860,822	$12,984,901	$17,683,389	$708,222	$531,137

Value	$51,590,932	$8,481,478	$65,990,024	$7,001,885	$16,815,605	$16,727,713	$3,245,574	$28,817,197	$12,984,901	$18,457,100	$678,433	$415,908
Dividends receivable	-	-	-	-	-	-	-	-	40	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	27,002	-	-	1,581	-	4,950	9,801	13,520	8,739	2,042	1,696

Total assets	51,590,932	8,508,480	65,990,024	7,001,885	16,817,186	16,727,713	3,250,524	28,826,998	12,998,461	18,465,839	680,475	417,604

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	71,279	-	24,321	760	-	12,477	-	-	-	-	-	-

NET ASSETS	$51,519,653	$8,508,480	$65,965,703	$7,001,125	$16,817,186	$16,715,236	$3,250,524	$28,826,998	$12,998,461	$18,465,839	$680,475	$417,604

Outstanding Units
Policy owners	43,934,621	9,092,953	35,215,163	18,618,630	12,070,404	16,908,351	1,723,162	28,446,709	9,859,783	10,529,486	814,996	449,217

UNIT VALUE
Variable Life Plus	$-	$-	$1.27	$-	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus®	-	-	3.43	0.57	-	-	-	1.78	-	-	-	-
Strategic Variable Life®	2.75	1.29	3.68	0.54	1.77	2.49	1.94	1.72	1.60	2.41	-	-
Variable Life Select	2.60	-	3.46	-	-	-	-	1.62	-	2.32	-	-
Strategic Group Variable Universal Life®	1.42	1.04	2.35	0.37	1.83	1.10	1.87	0.96	1.36	1.78	0.84	0.93
Survivorship Variable Universal Life	1.33	0.92	2.29	0.39	1.40	1.05	-	0.94	-	1.82	-	-
Variable Universal Life	1.17	1.00	2.17	0.37	1.36	0.87	-	0.93	-	1.78	-	-
Strategic Variable Life® Plus	1.13	0.98	2.10	0.37	1.64	1.02	1.88	0.86	1.29	1.76	0.82	0.88
Survivorship Variable Universal Life II	0.81	1.03	1.31	0.38	1.40	0.90	-	0.47	-	1.78	-	-
Variable Universal Life II (Note 1)
Tier 1	0.86	0.90	1.40	0.36	1.27	0.98	-	0.75	-	1.65	-	-
VUL GuardSM (Note 1)
Tier 1	1.31	0.79	1.97	0.35	2.35	1.30	-	1.17	-	1.42	-	-
Tier 2	1.10	0.78	1.48	0.32	1.61	1.11	-	0.95	-	1.32	-	-
Tier 3	1.08	0.77	1.45	0.32	1.59	1.09	-	0.93	-	1.30	-	-
Tier 4	1.09	0.77	1.46	0.32	1.60	1.10	-	0.94	-	1.31	-	-
Survivorship VUL GuardSM (Note 1)
Tier 1	1.07	0.74	1.39	0.30	1.57	1.06	-	0.93	-	1.25	-	-
Tier 2	1.08	0.74	1.40	0.30	1.58	1.06	-	0.93	-	1.26	-	-
Tier 3	1.08	0.74	1.41	0.30	1.59	1.07	-	0.94	-	1.27	-	-
Variable Universal Life III
Tier 1	1.29	-	1.37	0.56	1.39	1.21	-	1.16	-	1.18	-	-
Tier 2	1.29	-	1.37	0.56	1.39	1.21	-	1.17	-	1.19	-	-
Tier 3	1.29	-	1.37	0.56	1.40	1.22	-	1.17	-	1.19	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2009

	PIMCO Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

ASSETS
Investments
Number of shares	1,881	419,612	560,668	148,137	1,856,208	84,919	808,678

Identified cost	$16,163	$4,005,968	$11,822,885	$726,749	$39,843,497	$1,620,530	$12,116,652

Value	$16,252	$4,045,058	$9,895,786	$746,609	$37,513,957	$1,622,810	$10,876,721
Dividends receivable	-	-	-	2,200	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	568	1,270	-	733	-	952

Total assets	16,252	4,045,626	9,897,056	748,809	37,514,690	1,622,810	10,877,673

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	16	-	-	2	-	29,680	-

NET ASSETS	$16,236	$4,045,626	$9,897,056	$748,807	$37,514,690	$1,593,130	$10,877,673

Outstanding Units
Policy owners	12,860	3,044,135	7,204,568	490,001	21,775,816	1,577,233	8,077,810

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$1.48	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	2.27	1.21	-
Variable Life Select	-	-	-	-	1.86	-	-
Strategic Group Variable Universal Life®	-	-	-	-	1.90	0.99	-
Survivorship Variable Universal Life	-	1.38	1.42	-	2.19	-	1.45
Variable Universal Life	-	1.36	1.40	-	2.05	-	1.32
Strategic Variable Life® Plus	-	-	-	1.53	2.03	1.05	-
Survivorship Variable Universal Life II	-	1.38	1.42	-	1.59	-	1.36
Variable Universal Life II (Note 1)
Tier 1	-	1.34	1.38	-	1.52	-	1.34
VUL GuardSM (Note 1)
Tier 1	-	1.36	1.40	-	1.89	-	1.92
Tier 2	-	1.18	1.21	-	1.48	-	1.53
Tier 3	-	1.16	1.19	-	1.46	-	1.50
Tier 4	-	1.17	1.20	-	1.47	-	1.51
Survivorship VUL GuardSM (Note 1)
Tier 1	-	1.14	1.09	-	-	-	1.40
Tier 2	-	1.15	1.10	-	-	-	1.41
Tier 3	-	1.15	1.11	-	-	-	1.42
Variable Universal Life III
Tier 1	1.26	-	-	-	-	-	-
Tier 2	1.26	-	-	-	-	-	-
Tier 3	1.26	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2009

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division
										(Initial)	(Service)

Investment income
Dividends	$19,887	$5,058	$-	$798,506	$2,369	$456,865	$247,148	$250,651	$83,534	$497,470	$57,182	$195

Expenses
Mortality and expense risk fees	3,203	9,697	11,324	113,103	709	59,038	72,098	109,489	34,131	227,730	31,412	330

Net investment income (loss)	16,684	(4,639)	(11,324)	685,403	1,660	397,827	175,050	141,162	49,403	269,740	25,770	(135)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(188,012)	(112,538)	(30,360)	(764,315)	(2,112)	(1,071,220)	(202,419)	(617,311)	(221,342)	(759,877)	(328,890)	(281)
Realized gain distribution	-	-	-	-	-	-	-	-	313,294	9,948	1,230	50

Realized gain (loss)	(188,012)	(112,538)	(30,360)	(764,315)	(2,112)	(1,071,220)	(202,419)	(617,311)	91,952	(749,929)	(327,660)	(231)

Change in net unrealized appreciation/depreciation of investments	290,076	456,085	750,023	2,914,842	35,623	2,208,715	2,190,186	4,659,880	1,033,908	11,192,644	1,668,799	14,327

Net gain (loss) on investments	102,064	343,547	719,663	2,150,527	33,511	1,137,495	1,987,767	4,042,569	1,125,860	10,442,715	1,341,139	14,096

Net increase (decrease) in net assets resulting from operations	118,748	338,908	708,339	2,835,930	35,171	1,535,322	2,162,817	4,183,731	1,175,263	10,712,455	1,366,909	13,961

Capital transactions:
Transfer of net premiums	127,709	287,296	316,884	2,699,207	263	1,525,500	2,283,574	3,794,082	803,537	6,966,754	421,969	1,421
Transfers due to death benefits	-	-	-	(21,472)	-	(4,989)	(18,261)	(20,595)	-	(14,722)	(6,203)	-
Transfers due to withdrawal of funds	(7,135)	(37,277)	(55,303)	(1,590,265)	(2)	(1,079,703)	(388,456)	(481,601)	(184,462)	(1,787,268)	(204,118)	(1)
Transfers due to policy loans, net of repayments	(3,256)	(14,579)	(48,533)	(328,464)	-	(127,409)	(149,295)	(361,607)	(125,014)	(596,459)	(5,295)	(103)
Transfers due to charges for administrative and insurance costs	(69,185)	(167,949)	(175,484)	(1,314,340)	(1,901)	(711,039)	(1,115,212)	(1,898,310)	(392,836)	(3,637,302)	(95,505)	(963)
Transfers between divisions and to/from Guaranteed Principal Account	240,247	(46,190)	50,917	(244,558)	-	165,133	(23,908)	(200,292)	(139,953)	(635,285)	(226,782)	-

Net increase (decrease) in net assets resulting from capital transactions	288,380	21,301	88,481	(799,892)	(1,640)	(232,507)	588,442	831,677	(38,728)	295,718	(115,934)	354

Total increase (decrease)	407,128	360,209	796,820	2,036,038	33,531	1,302,815	2,751,259	5,015,408	1,136,535	11,008,173	1,250,975	14,315

NET ASSETS, at beginning of the year	298,085	1,278,853	1,201,402	16,545,940	107,908	7,886,604	9,028,404	13,228,948	4,533,438	30,563,882	3,874,964	51,401

NET ASSETS, at end of the year	$705,213	$1,639,062	$1,998,222	$18,581,978	$141,439	$9,189,419	$11,779,663	$18,244,356	$5,669,973	$41,572,055	$5,125,939	$65,716

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2009

	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Capital Growth Division	Goldman Sachs VIT Growth and Income Division	Goldman Sachs VIT Mid Cap Value Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)

Investment income
Dividends	$100,031	$23,066	$1,501	$28,820	$5,441	$4,014	$210	$10,805	$65,472	$4,175	$13	$83,746

Expenses
Mortality and expense risk fees	43,689	33,701	569	8,011	1,721	1,202	45	2,110	16,385	74,789	709	38,522

Net investment income (loss)	56,342	(10,635)	932	20,809	3,720	2,812	165	8,695	49,087	(70,614)	(696)	45,224

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(302,237)	(150,496)	(37,796)	(248,329)	(10,047)	(21,474)	1,413	(1,021)	(26,834)	256,245	(1,860)	(56,741)
Realized gain distribution	275,472	-	-	-	-	-	-	12,761	85,033	-	-	-

Realized gain (loss)	(26,765)	(150,496)	(37,796)	(248,329)	(10,047)	(21,474)	1,413	11,740	58,199	256,245	(1,860)	(56,741)

Change in net unrealized appreciation/depreciation of investments	1,623,173	2,061,210	59,283	742,461	80,810	56,133	1,542	61,169	420,959	3,908,120	36,634	1,898,388

Net gain (loss) on investments	1,596,408	1,910,714	21,487	494,132	70,763	34,659	2,955	72,909	479,158	4,164,365	34,774	1,841,647

Net increase (decrease) in net assets resulting from operations	1,652,750	1,900,079	22,419	514,941	74,483	37,471	3,120	81,604	528,245	4,093,751	34,078	1,886,871

Capital transactions:
Transfer of net premiums	1,601,113	691,778	11,112	107,962	18,786	1,782	16,219	56,656	469,808	1,636,818	6,519	1,026,866
Transfers due to death benefits	(1,369)	(902)	-	(3,587)	-	-	-	-	-	(10,584)	(377)	(5,285)
Transfers due to withdrawal of funds	(284,893)	(176,167)	(16,326)	(60,527)	(22,622)	(2)	504	97	(106,129)	(415,343)	(1,913)	(213,768)
Transfers due to policy loans, net of repayments	(109,575)	(72,083)	-	(336)	(133)	-	-	-	(38,121)	(146,594)	(36)	(94,119)
Transfers due to charges for administrative and insurance costs	(799,950)	(446,985)	(2,750)	(106,364)	(7,204)	(40,325)	(5,567)	(6,981)	(231,524)	(905,025)	(3,910)	(497,392)
Transfers between divisions and to/from Guaranteed Principal Account	(46,932)	(226,462)	(137)	(186,120)	-	(3,963)	2,835	-	296,138	154,641	(712)	(224,045)

Net increase (decrease) in net assets resulting from capital transactions	358,394	(230,821)	(8,101)	(248,972)	(11,173)	(42,508)	13,991	49,772	390,172	313,913	(429)	(7,743)

Total increase (decrease)	2,011,144	1,669,258	14,318	265,969	63,310	(5,037)	17,111	131,376	918,417	4,407,664	33,649	1,879,128

NET ASSETS, at beginning of the year	5,281,790	4,180,723	79,807	1,560,240	266,152	217,801	110	299,248	1,845,363	9,096,470	76,168	5,018,396

NET ASSETS, at end of the year	$7,292,934	$5,849,981	$94,125	$1,826,209	$329,462	$212,764	$17,221	$430,624	$2,763,780	$13,504,134	$109,817	$6,897,524

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2009

	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)

Investment income
Dividends	$1,040	$4,425	$4,203	$-	$20,143	$57	$2,626	$530	$594,894	$5,954	$10	$25

Expenses
Mortality and expense risk fees	619	8,707	2,064	16,266	6,184	113	184	287	120,685	16,638	26	19

Net investment income (loss)	421	(4,282)	2,139	(16,266)	13,959	(56)	2,442	243	474,209	(10,684)	(16)	6

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(11,743)	40,606	(41,478)	(178,544)	979	2,049	558	3,142	(226,017)	(73,263)	3,422	440
Realized gain distribution	-	-	-	-	-	73	-	77	-	-	-	4

Realized gain (loss)	(11,743)	40,606	(41,478)	(178,544)	979	2,122	558	3,219	(226,017)	(73,263)	3,422	444

Change in net unrealized appreciation/depreciation of investments	37,196	403,284	94,593	1,307,726	371,039	3,604	6,180	6,664	3,930,207	941,643	712	161

Net gain (loss) on investments	25,453	443,890	53,115	1,129,182	372,018	5,726	6,738	9,883	3,704,190	868,380	4,134	605

Net increase (decrease) in net assets resulting from operations	25,874	439,608	55,254	1,112,916	385,977	5,670	9,180	10,126	4,178,399	857,696	4,118	611

Capital transactions:
Transfer of net premiums	8,247	86,746	55,310	411,031	56,206	48,223	75,051	128,757	2,765,196	625,890	4,658	16,918
Transfers due to death benefits	-	(10,057)	-	-	(24,324)	-	-	-	(99,237)	-	-	-
Transfers due to withdrawal of funds	(1,576)	(59,092)	(8,813)	(72,717)	(37,017)	(206)	(1,180)	(1,085)	(1,123,589)	(94,627)	(3,131)	4
Transfers due to policy loans, net of repayments	(500)	(337)	(4,752)	(46,038)	(371)	-	-	(10,000)	(598,248)	(45,497)	-	-
Transfers due to charges for administrative and insurance costs	(2,733)	(38,385)	(31,751)	(178,688)	(17,949)	(20,044)	(10,106)	(29,156)	(2,209,838)	(252,236)	(2,356)	(11,408)
Transfers between divisions and to/from Guaranteed Principal Account	394	(101,827)	21,435	604,810	(28,903)	1,027	2,422	2,932	(100,227)	14,478	1,110	549

Net increase (decrease) in net assets resulting from capital transactions	3,832	(122,952)	31,429	718,398	(52,358)	29,000	66,187	91,448	(1,365,943)	248,008	281	6,063

Total increase (decrease)	29,706	316,656	86,683	1,831,314	333,619	34,670	75,367	101,574	2,812,456	1,105,704	4,399	6,674

NET ASSETS, at beginning of the year	68,848	1,247,694	218,514	1,671,629	1,290,193	406	218	3	21,763,913	1,890,469	454	2

NET ASSETS, at end of the year	$98,554	$1,564,350	$305,197	$3,502,943	$1,623,812	$35,076	$75,585	$101,577	$24,576,369	$2,996,173	$4,853	$6,676

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2009

	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Value Division

Investment income
Dividends	$-	$-	$1,807,050	$228	$1,851,544	$58	$8	$96	$154	$57	$91,789	$77,947

Expenses
Mortality and expense risk fees	9,480	5,260	335,594	51	396,833	19	7	24	248	34	28,499	48,245

Net investment income (loss)	(9,480)	(5,260)	1,471,456	177	1,454,711	39	1	72	(94)	23	63,290	29,702

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(38,286)	(63,347)	(3,719,970)	915	(1,437,410)	298	188	518	5,964	988	(13,931)	5,372
Realized gain distribution	-	-	-	-	-	-	-	-	53	-	-	-

Realized gain (loss)	(38,286)	(63,347)	(3,719,970)	915	(1,437,410)	298	188	518	6,017	988	(13,931)	5,372

Change in net unrealized appreciation/depreciation of investments	213,692	219,661	20,410,713	1,416	16,662,616	457	180	695	6,999	665	377,562	1,850,851

Net gain (loss) on investments	175,406	156,314	16,690,743	2,331	15,225,206	755	368	1,213	13,016	1,653	363,631	1,856,223

Net increase (decrease) in net assets resulting from operations	165,926	151,054	18,162,199	2,508	16,679,917	794	369	1,285	12,922	1,676	426,921	1,885,925

Capital transactions:
Transfer of net premiums	344,156	122,256	8,280,030	17,050	4,262,555	7,704	4,515	9,546	73,946	16,140	588,517	1,257,999
Transfers due to death benefits	(2,517)	(326)	(86,746)	-	(29,504)	-	-	-	-	-	(662)	(7,939)
Transfers due to withdrawal of funds	(43,893)	(15,950)	(2,228,100)	(144)	(3,114,116)	(109)	(34)	(124)	(3,832)	(101)	(194,047)	(278,203)
Transfers due to policy loans, net of repayments	(23,713)	(25,104)	(883,195)	-	(389,142)	-	-	-	-	-	(60,984)	(113,165)
Transfers due to charges for administrative and insurance costs	(157,175)	(76,418)	(6,152,019)	(6,916)	(3,096,160)	(3,387)	(2,386)	(5,158)	(13,469)	(8,541)	(383,935)	(590,453)
Transfers between divisions and to/from Guaranteed Principal Account	37,178	8,702	(1,440,961)	2,761	(4,910,300)	1,743	442	1,956	3,020	873	767,244	(76,931)

Net increase (decrease) in net assets resulting from capital transactions	154,036	13,160	(2,510,991)	12,751	(7,276,667)	5,951	2,537	6,220	59,665	8,371	716,133	191,308

Total increase (decrease)	319,962	164,214	15,651,208	15,259	9,403,250	6,745	2,906	7,505	72,587	10,047	1,143,054	2,077,233

NET ASSETS, at beginning of the year	1,244,094	652,839	61,382,496	1,210	71,813,634	197	3	370	213	4	3,675,009	6,072,235

NET ASSETS, at end of the year	$1,564,056	$817,053	$77,033,704	$16,469	$81,216,884	$6,942	$2,909	$7,875	$72,800	$10,051	$4,818,063	$8,149,468

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2009

	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small Company Opportunities Division	MML Small/Mid Cap Value Division	Oppenheimer Balanced Division

Investment income
Dividends	$2,462,333	$-	$291	$36	$29,634	$29	$54,743	$-	$183	$-	$198	$-

Expenses
Mortality and expense risk fees	295,808	82	97	51	281,097	8,271	73,188	42,477	87	4,633	83	12,759

Net investment income (loss)	2,166,525	(82)	194	(15)	(251,463)	(8,242)	(18,445)	(42,477)	96	(4,633)	115	(12,759)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(238,147)	800	2,783	771	3,987	(2,417)	(786,045)	48,479	3,104	(2,351,399)	1,925	(291,682)
Realized gain distribution	715,972	-	-	7	-	-	-	-	296	-	-	-

Realized gain (loss)	477,825	800	2,783	778	3,987	(2,417)	(786,045)	48,479	3,400	(2,351,399)	1,925	(291,682)

Change in net unrealized appreciation/depreciation of investments	2,508,480	3,820	2,572	798	(41)	498,559	4,211,686	2,061,822	1,289	2,162,987	3,406	631,922

Net gain (loss) on investments	2,986,305	4,620	5,355	1,576	3,946	496,142	3,425,641	2,110,301	4,689	(188,412)	5,331	340,240

Net increase (decrease) in net assets resulting from operations	5,152,830	4,538	5,549	1,561	(247,517)	487,900	3,407,196	2,067,824	4,785	(193,045)	5,446	327,481

Capital transactions:
Transfer of net premiums	3,281,707	20,596	13,342	31,160	4,539,439	189,565	2,000,389	1,208,054	11,845	273,426	20,794	203,943
Transfers due to death benefits	(258,379)	-	-	-	(10,388)	(2,157)	(14,877)	(1,361)	-	(3,291)	-	(665)
Transfers due to withdrawal of funds	(4,042,803)	5	(168)	(107)	(9,473,983)	(57,955)	(787,388)	(212,590)	(24)	(31,707)	389	(166,769)
Transfers due to policy loans, net of repayments	(415,218)	-	-	-	(472,420)	(33,834)	(225,072)	(148,720)	-	(6,902)	-	(7,789)
Transfers due to charges for administrative and insurance costs	(2,268,667)	(8,066)	(5,513)	(11,229)	(3,063,808)	(95,127)	(875,427)	(539,560)	(6,448)	(125,904)	(7,088)	(86,532)
Transfers between divisions and to/from Guaranteed Principal Account	(5,453,751)	9,195	12,648	6,259	12,477,443	116,008	1,764,826	250,423	6,456	(2,154,455)	13,006	(90,793)

Net increase (decrease) in net assets resulting from capital transactions	(9,157,111)	21,730	20,309	26,083	3,996,283	116,500	1,862,451	556,246	11,829	(2,048,833)	27,101	(148,605)

Total increase (decrease)	(4,004,281)	26,268	25,858	27,644	3,748,766	604,400	5,269,647	2,624,070	16,614	(2,241,878)	32,547	178,876

NET ASSETS, at beginning of the year	58,625,651	484	19	-	50,211,307	895,811	7,925,953	5,098,783	959	2,241,878	40	1,688,335

NET ASSETS, at end of the year	$54,621,370	$26,752	$25,877	$27,644	$53,960,073	$1,500,211	$13,195,600	$7,722,853	$17,573	$-	$32,587	$1,867,211

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2009

	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer MidCap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division

Investment income
Dividends	$137,366	$-	$1,226,373	$-	$192,901	$271,856	$26,340	$-	$43,698	$82,318	$12,496	$-

Expenses
Mortality and expense risk fees	276,859	53,594	342,671	31,096	96,095	100,825	20,045	142,994	87,673	114,749	4,611	3,829

Net investment income (loss)	(139,493)	(53,594)	883,702	(31,096)	96,806	171,031	6,295	(142,994)	(43,975)	(32,431)	7,885	(3,829)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(107,699)	(1,030,816)	(20,444)	(5,384,349)	195,620	(240,853)	(373,645)	(1,104,917)	-	(155,911)	(17,127)	(85,476)
Realized gain distribution	-	-	1,169,334	-	-	-	-	-	-	12,407	-	-

Realized gain (loss)	(107,699)	(1,030,816)	1,148,890	(5,384,349)	195,620	(240,853)	(373,645)	(1,104,917)	-	(143,504)	(17,127)	(85,476)

Change in net unrealized appreciation/depreciation of investments	16,319,889	1,743,860	16,906,356	6,673,282	4,244,559	3,758,986	1,311,472	8,238,107	-	3,109,671	174,555	176,665

Net gain (loss) on investments	16,212,190	713,044	18,055,246	1,288,933	4,440,179	3,518,133	937,827	7,133,190	-	2,966,167	157,428	91,189

Net increase (decrease) in net assets resulting from operations	16,072,697	659,450	18,938,948	1,257,837	4,536,985	3,689,164	944,122	6,990,196	(43,975)	2,933,736	165,313	87,360

Capital transactions:
Transfer of net premiums	6,487,860	1,190,521	7,464,945	1,168,082	2,929,741	2,651,452	172,162	4,244,901	720,069	2,434,829	45,849	27,848
Transfers due to death benefits	(51,249)	(7,602)	(125,627)	(16,343)	(19,975)	(42,139)	-	(28,438)	(8,195)	(21,501)	(3,132)	(1,948)
Transfers due to withdrawal of funds	(3,015,770)	(295,023)	(2,867,083)	(150,307)	(526,772)	(900,946)	(566,786)	(1,250,261)	(717,474)	(734,389)	(74,777)	(209,926)
Transfers due to policy loans, net of repayments	(866,790)	(127,396)	(913,784)	(44,292)	(110,003)	(303,719)	(11,465)	(460,181)	(277,399)	(261,246)	(6,093)	(2,262)
Transfers due to charges for administrative and insurance costs	(3,507,980)	(610,342)	(4,467,720)	(366,912)	(1,220,087)	(1,296,684)	(67,386)	(2,279,595)	(371,197)	(1,491,329)	(25,289)	(19,086)
Transfers between divisions and to/from Guaranteed Principal Account	(788,427)	(291,467)	(1,308,163)	2,521,102	41,958	(396,593)	142,675	(416,336)	53,951	237,190	(18,159)	(20,811)

Net increase (decrease) in net assets resulting from capital transactions	(1,742,356)	(141,309)	(2,217,432)	3,111,330	1,094,862	(288,629)	(330,800)	(189,910)	(600,245)	163,554	(81,601)	(226,185)

Total increase (decrease)	14,330,341	518,141	16,721,516	4,369,167	5,631,847	3,400,535	613,322	6,800,286	(644,220)	3,097,290	83,712	(138,825)

NET ASSETS, at beginning of the year	37,189,312	7,990,339	49,244,187	2,631,958	11,185,339	13,314,701	2,637,202	22,026,712	13,642,681	15,368,549	596,763	556,429

NET ASSETS, at end of the year	$51,519,653	$8,508,480	$65,965,703	$7,001,125	$16,817,186	$16,715,236	$3,250,524	$28,826,998	$12,998,461	$18,465,839	$680,475	$417,604

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2009

	PIMCO Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$734	$-	$163,571	$24,368	$-	$-	$281,974

Expenses
Mortality and expense risk fees	68	24,993	58,639	4,171	199,706	9,131	63,886

Net investment income (loss)	666	(24,993)	104,932	20,197	(199,706)	(9,131)	218,088

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,426	(87,566)	(412,404)	1,354	(153,171)	(22,134)	(151,627)
Realized gain distribution	1,474	-	-	-	37,351	-	347,860

Realized gain (loss)	2,900	(87,566)	(412,404)	1,354	(115,820)	(22,134)	196,233

Change in net unrealized appreciation/depreciation of investments	88	1,304,411	2,288,589	28,614	12,206,656	543,141	2,526,731

Net gain (loss) on investments	2,988	1,216,845	1,876,185	29,968	12,090,836	521,007	2,722,964

Net increase (decrease) in net assets resulting from operations	3,654	1,191,852	1,981,117	50,165	11,891,130	511,876	2,941,052

Capital transactions:
Transfer of net premiums	14,442	807,345	1,890,704	129,761	3,410,902	111,590	1,437,291
Transfers due to death benefits	-	(13,747)	(15,355)	-	(45,143)	(7,817)	(18,627)
Transfers due to withdrawal of funds	567	(270,750)	(319,438)	(49,468)	(1,931,663)	(101,912)	(292,048)
Transfers due to policy loans, net of repayments	-	(42,924)	(144,056)	-	(485,539)	(5,896)	(107,324)
Transfers due to charges for administrative and insurance costs	(5,360)	(404,856)	(926,874)	(21,047)	(2,160,928)	(19,151)	(781,064)
Transfers between divisions and to/from Guaranteed Principal Account	2,925	(131,364)	35,410	-	(522,288)	86,588	(60,497)

Net increase (decrease) in net assets resulting from capital transactions	12,574	(56,296)	520,391	59,246	(1,734,659)	63,402	177,731

Total increase (decrease)	16,228	1,135,556	2,501,508	109,411	10,156,471	575,278	3,118,783

NET ASSETS, at beginning of the year	8	2,910,070	7,395,548	639,396	27,358,219	1,017,852	7,758,890

NET ASSETS, at end of the year	$16,236	$4,045,626	$9,897,056	$748,807	$37,514,690	$1,593,130	$10,877,673

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2008

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division
										(Initial)	(Service)

Investment income
Dividends	$13,684	$-	$-	$446,590	$13,501	$235,311	$289,910	$313,151	$91,531	$439,501	$50,700	$578

Expenses
Mortality and expense risk fees	3,388	10,578	11,966	145,188	6,180	69,280	77,468	126,086	40,962	271,272	44,665	617

Net investment income (loss)	10,296	(10,578)	(11,966)	301,402	7,321	166,031	212,442	187,065	50,569	168,229	6,035	(39)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on sale of fund shares	(102,941)	12,047	8,000	(3,840)	267,799	(867,708)	9,438	(291,896)	107,920	224,347	(229,625)	24,618
Realized gain distribution	39,429	325,614	-	2,675,466	158,588	1,249,266	447,519	1,157,230	582,016	1,177,788	189,128	-

Realized gain (loss)	(63,512)	337,661	8,000	2,671,626	426,387	381,558	456,957	865,334	689,936	1,402,135	(40,497)	24,618

Change in net unrealized appreciation/depreciation of investments	(342,960)	(827,071)	(925,494)	(11,928,895)	(701,089)	(3,535,776)	(4,393,461)	(9,027,814)	(3,073,544)	(23,786,513)	(3,199,484)	(78,706)

Net gain (loss) on investments	(406,472)	(489,410)	(917,494)	(9,257,269)	(274,702)	(3,154,218)	(3,936,504)	(8,162,480)	(2,383,608)	(22,384,378)	(3,239,981)	(54,088)

Net increase (decrease) in net assets resulting from operations	(396,176)	(499,988)	(929,460)	(8,955,867)	(267,381)	(2,988,187)	(3,724,062)	(7,975,415)	(2,333,039)	(22,216,149)	(3,233,946)	(54,127)

Capital transactions:
Transfer of net premiums	176,851	336,530	375,127	3,508,996	253	2,163,538	2,544,173	4,851,951	1,012,267	8,244,881	553,580	1,407
Transfers due to death benefits	-	-	(426)	(99,391)	-	(757)	(2,981)	(6,116)	(1,915)	(98,357)	(3,252)	-
Transfers due to withdrawal of funds	(8,579)	(22,644)	(51,363)	(1,997,988)	(1,705,439)	(1,226,423)	(266,467)	(524,192)	(223,366)	(2,003,164)	(1,626,222)	(81,368)
Transfers due to policy loans, net of repayments	(24,359)	(30,133)	(15,690)	(219,944)	-	(95,050)	(144,180)	(253,952)	(60,603)	(577,453)	(17,568)	(130)
Transfers due to charges for administrative and insurance costs	(59,520)	(168,324)	(176,605)	(1,439,995)	(12,008)	(750,706)	(1,152,841)	(2,132,099)	(420,709)	(3,811,849)	(102,945)	(1,239)
Transfers between divisions and to/from Guaranteed Principal Account	69,554	62,013	61,609	(351,818)	-	(110,551)	(133,126)	(53,994)	(35,142)	782,355	238,396	-

Net increase (decrease) in net assets resulting from capital transactions	153,947	177,442	192,652	(600,140)	(1,717,194)	(19,949)	844,578	1,881,598	270,532	2,536,413	(958,011)	(81,330)

Total increase (decrease)	(242,229)	(322,546)	(736,808)	(9,556,007)	(1,984,575)	(3,008,136)	(2,879,484)	(6,093,817)	(2,062,507)	(19,679,736)	(4,191,957)	(135,457)

NET ASSETS, at beginning of the year	540,314	1,601,399	1,938,210	26,101,947	2,092,483	10,894,740	11,907,888	19,322,765	6,595,945	50,243,618	8,066,921	186,858

NET ASSETS, at end of the year	$298,085	$1,278,853	$1,201,402	$16,545,940	$107,908	$7,886,604	$9,028,404	$13,228,948	$4,533,438	$30,563,882	$3,874,964	$51,401

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Capital Growth Division	Goldman Sachs VIT Growth and Income Division	Goldman Sachs VIT Mid Cap Value Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Global Real Estate Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)

Investment income
Dividends	$75,493	$7,887	$2,162	$23,348	$11,796	$4,892	$-	$8,913	$50,199	$19,008	$9	$91,954

Expenses
Mortality and expense risk fees	47,423	44,097	544	11,495	2,331	1,637	-	1,994	13,745	94,500	671	48,510

Net investment income (loss)	28,070	(36,210)	1,618	11,853	9,465	3,255	-	6,919	36,454	(75,492)	(662)	43,444

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on sale of fund shares	(47,929)	582,907	(12,023)	(243,464)	10,200	(9,526)	10	(321)	13,525	644,032	(215)	(16,107)
Realized gain distribution	522,854	-	11	4,181	22,985	2,744	-	23,199	141,106	-	-	-

Realized gain (loss)	474,925	582,907	(12,012)	(239,283)	33,185	(6,782)	10	22,878	154,631	644,032	(215)	(16,107)

Change in net unrealized appreciation/depreciation of investments	(3,012,329)	(3,546,324)	(34,795)	(644,897)	(270,776)	(128,495)	4	(88,130)	(564,117)	(7,910,822)	(44,129)	(4,216,653)

Net gain (loss) on investments	(2,537,404)	(2,963,417)	(46,807)	(884,180)	(237,591)	(135,277)	14	(65,252)	(409,486)	(7,266,790)	(44,344)	(4,232,760)

Net increase (decrease) in net assets resulting from operations	(2,509,334)	(2,999,627)	(45,189)	(872,327)	(228,126)	(132,022)	14	(58,333)	(373,032)	(7,342,282)	(45,006)	(4,189,316)

Capital transactions:
Transfer of net premiums	2,043,315	810,204	15,721	181,363	18,519	55,213	116	26,397	504,393	1,929,101	34,392	1,241,799
Transfers due to death benefits	(1,476)	-	(64,997)	(66,257)	-	(61,551)	-	-	(1,487)	(5,926)	-	(14,488)
Transfers due to withdrawal of funds	(266,389)	(209,459)	(2,999)	(870,194)	(30,228)	(9,663)	-	(2,334)	(37,079)	(739,564)	(1,787)	(337,836)
Transfers due to policy loans, net of repayments	(89,651)	(22,886)	-	(354)	(154)	-	-	-	(14,131)	(108,376)	(2)	(81,602)
Transfers due to charges for administrative and insurance costs	(840,572)	(477,519)	(1,805)	(96,302)	(7,386)	(37,367)	(73)	(6,865)	(219,600)	(942,084)	(2,268)	(525,811)
Transfers between divisions and to/from Guaranteed Principal Account	(33,757)	(1,354,318)	-	257,257	-	-	53	(16,671)	295,270	(247,671)	20,002	(368,613)

Net increase (decrease) in net assets resulting from capital transactions	811,470	(1,253,978)	(54,080)	(594,487)	(19,249)	(53,368)	96	527	527,366	(114,520)	50,337	(86,551)

Total increase (decrease)	(1,697,864)	(4,253,605)	(99,269)	(1,466,814)	(247,375)	(185,390)	110	(57,806)	154,334	(7,456,802)	5,331	(4,275,867)

NET ASSETS, at beginning of the year	6,979,654	8,434,328	179,076	3,027,054	513,527	403,191	-	357,054	1,691,029	16,553,272	70,837	9,294,263

NET ASSETS, at end of the year	$5,281,790	$4,180,723	$79,807	$1,560,240	$266,152	$217,801	$110	$299,248	$1,845,363	$9,096,470	$76,168	$5,018,396

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	Janus Aspen Worldwide Growth Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)

Investment income
Dividends	$994	$4,023	$1,586	$-	$9,565	$-	$-	$-	$807,508	$-	$-	$-

Expenses
Mortality and expense risk fees	709	11,307	1,715	15,923	8,291	-	-	-	139,479	-	-	-

Net investment income (loss)	285	(7,284)	(129)	(15,923)	1,274	-	-	-	668,029	-	-	-

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(12,346)	54,531	215	(26,657)	31,282	-	7	-	(217,675)	-	-	-
Realized gain distribution	-	-	13,097	430,599	-	-	-	-	-	-	-	-

Realized gain (loss)	(12,346)	54,531	13,312	403,942	31,282	-	7	-	(217,675)	-	-	-

Change in net unrealized appreciation/depreciation of investments	(42,037)	(840,941)	(109,827)	(1,424,262)	(818,519)	21	5	-	(7,186,540)	(1)	16	-

Net gain (loss) on investments	(54,383)	(786,410)	(96,515)	(1,020,320)	(787,237)	21	12	-	(7,404,215)	(1)	16	-

Net increase (decrease) in net assets resulting from operations	(54,098)	(793,694)	(96,644)	(1,036,243)	(785,963)	21	12	-	(6,736,186)	(1)	16	-

Capital transactions:
Transfer of net premiums	13,839	114,429	79,238	504,598	57,890	2	179	-	2,943,366	-	424	-
Transfers due to death benefits	-	(1,803)	-	(984)	-	-	-	-	(61,914)	-	-	-
Transfers due to withdrawal of funds	(1,424)	(92,214)	(2,026)	(90,554)	(105,591)	-	-	-	(1,223,713)	-	-	-
Transfers due to policy loans, net of repayments	-	(4,016)	(1,858)	(10,967)	(486)	-	-	-	(250,345)	-	-	-
Transfers due to charges for administrative and insurance costs	(2,874)	(32,508)	(26,005)	(174,641)	(16,747)	(2)	(87)	-	(2,187,330)	-	(19)	-
Transfers between divisions and to/from Guaranteed Principal Account	364	(42,020)	55,333	737	(6,209)	385	114	3	(416,917)	444	33	2

Net increase (decrease) in net assets resulting from capital transactions	9,905	(58,132)	104,682	228,189	(71,143)	385	206	3	(1,196,853)	444	438	2

Total increase (decrease)	(44,193)	(851,826)	8,038	(808,054)	(857,106)	406	218	3	(7,933,039)	443	454	2

NET ASSETS, at beginning of the year	113,041	2,099,520	210,476	2,479,683	2,147,299	-	-	-	29,696,952	-	-	-

NET ASSETS, at end of the year	$68,848	$1,247,694	$218,514	$1,671,629	$1,290,193	$406	$218	$3	$21,763,913	$443	$454	$2

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Growth Equity Division	MML Income & Growth Division	MML Inflation- Protected and Income Division
Investment income							(Class II)

Dividends	$-	$17,719	$-	$-	$-	$-	$-	$-	$-	$-	$-	$193,998

Expenses
Mortality and expense risk fees	12,136	6,382	444,755	-	551,181	-	-	-	-	18,611	-	22,073

Net investment income (loss)	(12,136)	11,337	(444,755)	-	(551,181)	-	-	-	-	(18,611)	-	171,925

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	24,970	(37,666)	(3,299,263)	8	3,421,674	12	-	10	-	3,277	-	(117,289)
Realized gain distribution	-	-	-	-	-	-	-	-	-	-	-	-

Realized gain (loss)	24,970	(37,666)	(3,299,263)	8	3,421,674	12	-	10	-	3,277	-	(117,289)

Change in net unrealized appreciation/depreciation of investments	(884,795)	(357,226)	(41,539,351)	46	(47,343,184)	7	-	14	6	(1,383,808)	-	(248,622)

Net gain (loss) on investments	(859,825)	(394,892)	(44,838,614)	54	(43,921,510)	19	-	24	6	(1,380,531)	-	(365,911)

Net increase (decrease) in net assets resulting from operations	(871,961)	(383,555)	(45,283,369)	54	(44,472,691)	19	-	24	6	(1,399,142)	-	(193,986)

Capital transactions:
Transfer of net premiums	498,531	170,341	9,246,858	1,119	5,606,356	186	9	273	-	646,469	11	663,486
Transfers due to death benefits	-	-	(2,722,577)	-	(244,446)	-	-	-	-	(18,466)	-	-
Transfers due to withdrawal of funds	(80,899)	(23,795)	(3,793,713)	-	(1,475,652)	-	-	-	-	(144,717)	-	(189,748)
Transfers due to policy loans, net of repayments	(29,590)	(2,162)	(1,286,742)	-	(510,981)	-	-	-	-	(104,383)	-	(26,271)
Transfers due to charges for administrative and insurance costs	(189,028)	(83,808)	(6,307,410)	(161)	(3,256,785)	(98)	(6)	(125)	-	(240,457)	(7)	(306,990)
Transfers between divisions and to/from Guaranteed Principal Account	(36,428)	41,656	(1,526,912)	198	(11,756,567)	90	-	198	207	(48,640)	-	1,000,455

Net increase (decrease) in net assets resulting from capital transactions	162,586	102,232	(6,390,496)	1,156	(11,638,075)	178	3	346	207	89,806	4	1,140,932

Total increase (decrease)	(709,375)	(281,323)	(51,673,865)	1,210	(56,110,766)	197	3	370	213	(1,309,336)	4	946,946

NET ASSETS, at beginning of the year	1,953,469	934,162	113,056,361	-	127,924,400	-	-	-	-	3,199,362	-	2,728,063

NET ASSETS, at end of the year	$1,244,094	$652,839	$61,382,496	$1,210	$71,813,634	$197	$3	$370	$213	$1,890,026	$4	$3,675,009

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	MML Large Cap Value Division	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small Company Opportunities Division	MML Small/Mid-Cap Value Division	Oppenheimer Balanced Division

Investment income
Dividends	$-	$2,969,769	$-	$-	$722,352	$31	$-	$-	$-	$6,609	$-	$77,005

Expenses
Mortality and expense risk fees	60,798	312,274	-	-	211,513	8,888	73,182	48,509	-	20,613	-	19,932

Net investment income (loss)	(60,798)	2,657,495	-	-	510,839	(8,857)	(73,182)	(48,509)	-	(14,004)	-	57,073

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	308,001	(269,166)	-	-	3,337	6,347	(253,351)	235,771	14	(271,031)	-	(78,644)
Realized gain distribution	9,316	-	-	-	-	-	759	-	-	57,218	-	185,727

Realized gain (loss)	317,317	(269,166)	-	-	3,337	6,347	(252,592)	235,771	14	(213,813)	-	107,083

Change in net unrealized appreciation/depreciation of investments	(4,188,716)	(1,189,050)	24	1	4,003	(626,358)	(4,582,780)	(3,412,116)	85	(1,143,601)	2	(1,554,879)

Net gain (loss) on investments	(3,871,399)	(1,458,216)	24	1	7,340	(620,011)	(4,835,372)	(3,176,345)	99	(1,357,414)	2	(1,447,796)

Net increase (decrease) in net assets resulting from operations	(3,932,197)	1,199,279	24	1	518,179	(628,868)	(4,908,554)	(3,224,854)	99	(1,371,418)	2	(1,390,723)

Capital transactions:
Transfer of net premiums	1,745,596	3,428,495	431	8	7,725,245	248,925	1,873,189	1,544,003	621	983,287	20	208,948
Transfers due to death benefits	(49,795)	(63,919)	-	-	(12,238)	-	(44,279)	(23,590)	-	(1,099)	-	-
Transfers due to withdrawal of funds	(1,275,072)	(1,624,783)	-	-	(4,789,398)	(97,880)	(568,651)	(1,218,390)	-	(154,812)	-	(229,409)
Transfers due to policy loans, net of repayments	(45,409)	(117,209)	-	-	(260,354)	(11,006)	(129,221)	(60,018)	-	(8,776)	-	(29,737)
Transfers due to charges for administrative and insurance costs	(654,229)	(1,924,263)	(23)	(6)	(2,939,582)	(103,666)	(672,152)	(546,993)	(140)	(407,210)	(9)	(75,410)
Transfers between divisions and to/from Guaranteed Principal Account	(72,792)	(9,306,438)	52	16	23,790,966	5,765	(188,279)	(15,004)	379	(145,402)	27	(4,590)

Net increase (decrease) in net assets resulting from capital transactions	(351,701)	(9,608,117)	460	18	23,514,639	42,138	270,607	(319,992)	860	265,988	38	(130,198)

Total increase (decrease)	(4,283,898)	(8,408,838)	484	19	24,032,818	(586,730)	(4,637,947)	(3,544,846)	959	(1,105,430)	40	(1,520,921)

NET ASSETS, at beginning of the year	10,356,133	67,034,489	-	-	26,178,489	1,482,541	12,563,900	8,643,629	-	3,347,308	-	3,209,256

NET ASSETS, at end of the year	$6,072,235	$58,625,651	$484	$19	$50,211,307	$895,811	$7,925,953	$5,098,783	$959	$2,241,878	$40	$1,688,335

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer MidCap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division

Investment income
Dividends	$81,101	$520,703	$1,048,645	$658,540	$157,577	$274,196	$19,237	$-	$364,474	$857,228	$20,990	$27,190

Expenses
Mortality and expense risk fees	355,040	80,669	413,544	56,575	105,927	124,465	25,327	206,776	87,163	121,687	8,669	6,101

Net investment income (loss)	(273,939)	440,034	635,101	601,965	51,650	149,731	(6,090)	(206,776)	277,311	735,541	12,321	21,089

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	602,756	(251,792)	1,174,509	(475,059)	690,580	(17,508)	(84,940)	(125,407)	-	166,805	(81,974)	2,312
Realized gain distribution	-	-	4,607,628	-	-	1,191,405	213,603	-	-	198,087	-	-

Realized gain (loss)	602,756	(251,792)	5,782,137	(475,059)	690,580	1,173,897	128,663	(125,407)	-	364,892	(81,974)	2,312

Change in net unrealized appreciation/depreciation of investments	(31,594,034)	(5,236,248)	(40,065,028)	(8,961,064)	(8,777,150)	(9,803,377)	(1,779,026)	(21,208,492)	-	(3,901,585)	(491,756)	(391,867)

Net gain (loss) on investments	(30,991,278)	(5,488,040)	(34,282,891)	(9,436,123)	(8,086,570)	(8,629,480)	(1,650,363)	(21,333,899)	-	(3,536,693)	(573,730)	(389,555)

Net increase (decrease) in net assets resulting from operations	(31,265,217)	(5,048,006)	(33,647,790)	(8,834,158)	(8,034,920)	(8,479,749)	(1,656,453)	(21,540,675)	277,311	(2,801,152)	(561,409)	(368,466)

Capital transactions:
Transfer of net premiums	8,224,883	1,869,543	9,321,499	1,434,121	3,926,099	3,253,679	265,991	5,318,669	548,801	3,095,793	73,393	36,077
Transfers due to death benefits	(196,643)	(11,103)	(210,101)	(2,023)	(2,494)	(78,424)	(67,296)	(52,878)	(243,712)	(8,635)	(584)	(2,039)
Transfers due to withdrawal of funds	(3,848,769)	(452,738)	(4,274,065)	(533,750)	(776,586)	(931,615)	(131,496)	(3,205,506)	(575,823)	(840,996)	(302,506)	(66,683)
Transfers due to policy loans, net of repayments	(688,400)	(209,333)	(754,941)	(59,144)	(158,418)	(184,808)	(180,910)	(535,692)	(13,698)	(255,479)	(3,677)	(1,458)
Transfers due to charges for administrative and insurance costs	(3,789,890)	(735,646)	(4,576,820)	(554,932)	(1,222,140)	(1,413,336)	(42,247)	(2,593,361)	(296,595)	(1,428,302)	(33,652)	(30,081)
Transfers between divisions and to/from Guaranteed Principal Account	(402,019)	15,370	(624,596)	(1,339,447)	535,789	(482,221)	(159,655)	(437,762)	1,046,771	1,384,294	(138,144)	(5,155)

Net increase (decrease) in net assets resulting from capital transactions	(700,838)	476,093	(1,119,024)	(1,055,175)	2,302,250	163,275	(315,613)	(1,506,530)	465,744	1,946,675	(405,170)	(69,339)

Total increase (decrease)	(31,966,055)	(4,571,913)	(34,766,814)	(9,889,333)	(5,732,670)	(8,316,474)	(1,972,066)	(23,047,205)	743,055	(854,477)	(966,579)	(437,805)

NET ASSETS, at beginning of the year	69,155,367	12,562,252	84,011,001	12,521,291	16,918,009	21,631,175	4,609,268	45,073,917	12,899,626	16,223,026	1,563,342	994,234

NET ASSETS, at end of the year	$37,189,312	$7,990,339	$49,244,187	$2,631,958	$11,185,339	$13,314,701	$2,637,202	$22,026,712	$13,642,681	$15,368,549	$596,763	$556,429

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	PIMCO Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$-	$4,231	$219,008	$15,064	$-	$-	$251,968

Expenses
Mortality and expense risk fees	-	27,867	64,948	2,240	242,948	10,451	73,919

Net investment income (loss)	-	(23,636)	154,060	12,824	(242,948)	(10,451)	178,049

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	-	(1,835)	(94,388)	1,149	733,210	(10,877)	209,583
Realized gain distribution	-	-	270,249	-	2,121,912	70,026	1,031,238

Realized gain (loss)	-	(1,835)	175,861	1,149	2,855,122	59,149	1,240,821

Change in net unrealized appreciation/depreciation of investments	-	(2,027,012)	(4,287,105)	(12,263)	(21,169,632)	(725,810)	(6,706,503)

Net gain (loss) on investments	-	(2,028,847)	(4,111,244)	(11,114)	(18,314,510)	(666,661)	(5,465,682)

Net increase (decrease) in net assets resulting from operations	-	(2,052,483)	(3,957,184)	1,710	(18,557,458)	(677,112)	(5,287,633)

Capital transactions:
Transfer of net premiums	9	1,002,222	2,566,116	15,213	4,198,763	192,608	1,833,428
Transfers due to death benefits	-	(9,820)	(15,621)	-	(180,728)	-	(90)
Transfers due to withdrawal of funds	-	(129,123)	(233,340)	(49,425)	(1,762,983)	(104,993)	(404,468)
Transfers due to policy loans, net of repayments	-	(37,129)	(73,798)	-	(524,915)	(51,085)	(160,199)
Transfers due to charges for administrative and insurance costs	(10)	(426,814)	(998,463)	(9,578)	(2,269,884)	(17,131)	(816,649)
Transfers between divisions and to/from Guaranteed Principal Account	9	263,268	344,978	346,978	(417,990)	28,573	210,713

Net increase (decrease) in net assets resulting from capital transactions	8	662,604	1,589,872	303,188	(957,737)	47,972	662,735

Total increase (decrease)	8	(1,389,879)	(2,367,312)	304,898	(19,515,195)	(629,140)	(4,624,898)

NET ASSETS, at beginning of the year	-	4,299,949	9,762,860	334,498	46,873,414	1,646,992	12,383,788

NET ASSETS, at end of the year	$8	$2,910,070	$7,395,548	$639,396	$27,358,219	$1,017,852	$7,758,890

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on July 13, 1988, by Massachusetts Mutual Life Insurance Company (“MassMutual”) in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

MassMutual maintains thirteen segments within Separate Account I. The initial segment (“Variable Life Plus Segment”) is used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On March 30, 1990, MassMutual established a second segment (“Large Case Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus®.

On July 5, 1995, MassMutual established a third segment (“Strategic Variable Life Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life®.

On July 24, 1995, MassMutual established a fourth segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Select.

On February 11, 1997, MassMutual established a fifth segment (“Strategic GVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s group flexible premium adjustable life insurance policy with variable rider, known as Strategic Group Variable Universal Life®.

On November 12, 1997, MassMutual established a sixth segment (“SVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium, adjustable, variable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, MassMutual established a seventh segment (“VUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium, adjustable, variable life insurance policy, known as Variable Universal Life.

On July 13, 1998, MassMutual established an eighth segment (“Strategic Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable adjustable life insurance policy, known as Strategic Variable Life® Plus.

On November 23, 1999, MassMutual established a ninth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium, adjustable, variable life insurance policy, known as Survivorship Variable Universal Life II.

On November 20, 2000, MassMutual established a tenth segment (“VUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life II. The tiering of Accumulation Unit Values is a consequence of a tiered mortality and expense risk charge for the VUL II Segment. The policy’s mortality and expense risk charge is based on the number of years the policy has been in force. During policy years 1 through 15, the policy is in Tier 1 and the current mortality and expense risk charge is 0.75% (with a maximum of 0.90%) of the policy’s average daily net assets held in Separate Account I. During policy years 16 and beyond, the policy is in Tier 2 and the current mortality and expense risk charge is 0.25% (with a maximum of 0.40%) of the policy’s average daily net assets held in Separate Account I.

On October 15, 2002, MassMutual established an eleventh segment (“VUL GuardSM Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as VUL GuardSM. The tiering of Accumulation Unit Values is a consequence of a tiered asset charge for the VUL GuardSM Segment. The asset charge is based on the policy’s total account value on its monthly charge date and the number of years the policy has been in force. The asset charge is assessed on the policy’s separate account value only. During policy years 1 through

Notes To Financial Statements (Continued)

15, (a) policies issued outside of the state of Maryland with a total account value of $0 to $49,999.99, are in Tier 1 and the current asset charge is 1.00% (with a maximum of 1.15%) of the policy’s average daily net assets held in Separate Account I, (b) policies with a total account value of $50,000.00 to $99,999.99 are in Tier 2 and the current asset charge is 0.75% (with a maximum of 0.90%) of the policy’s average daily net assets held in Separate Account I and (c) policies with a total account value of $100,000.00 or greater are in Tier 3 and the current asset charge is 0.50% (with a maximum of 0.65%) of the policy’s average daily net assets held in Separate Account I. In policy years 16 and beyond, regardless of the total account value, policies are in Tier 4 and the current (and maximum) asset charge is 0.50% of the policy’s average daily net assets held in Separate Account I. Note: policies issued in the state of Maryland, with a total account value of $0 to $49,999.99 have a current (and maximum) asset charge of 0.90% of the policy’s average daily net assets held in Separate Account I.

On March 30, 2004, MassMutual established a twelfth segment (“SVUL GuardSM Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship VUL GuardSM. The tiering of Accumulation Unit Values is a consequence of a tiered asset charge for the SVUL GuardSM Segment. The asset charge is based on the policy’s total account value on its monthly charge date and the number of years the policy has been in force. The asset charge is assessed on the policy’s separate account value only. During policy years 1 through 15, (a) policies with a total account value of $0 to $49,999.99 are in Tier 1 and the current asset charge is 0.90% of the policy’s average daily net assets held in Separate Account I, (b) policies with a total account value of $50,000.00 to $99,999.99 are in Tier 2 and the current asset charge is 0.80% of the policy’s average daily net assets held in Separate Account I, and (c) policies with a total account value of $100,000.00 or greater are in Tier 3 and the current asset charge is 0.70% of the policy’s average daily net assets held in Separate Account I. In policy years 16 and beyond, regardless of the total account value, policies are in Tier 4 and the asset charge is 0.70% of the policy’s average daily net assets held in Separate Account I. The maximum asset charge in all policy years is 0.90% of the policy’s average daily net assets held in Separate Account I.

On November 3, 2008, MassMutual established a thirteenth segment (“VUL III Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life policy, known as Variable Universal Life III. The tiering of Accumulation Unit Values is a consequence of a tiered asset charge for the VUL III Segment. The asset charge is based on the policy’s total account value on its monthly charge date and the number of years the policy has been in force. The asset charge is assessed on the policy’s separate account value only. During policy years 1 through 10, (a) policies with a total account value of $0.00 to $49,999.99 are in Tier 1 and the current asset charge is 0.70% (with a maximum of 0.90%) of the policy’s average daily net assets held in Separate Account I, (b) policies with a total account value of $50,000.00 to $99,999.99 are in Tier 2 and the current asset charge is 0.60% (with a maximum of 0.90%) of the policy’s average daily net assets held in Separate Account I, and (c) policies with a total account value of $100,000.00 or greater are in Tier 3 and the current asset charge is 0.50% (with a maximum of 0.90%) of the policy’s average daily net assets held in Separate Account I. In policy years 11 and beyond, regardless of the total account value, policies are in Tier 4 and the current asset charge is 0.15% (with a maximum of 0.40%) of the policy’s average daily net assets held in Separate Account I.

Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life, Variable Life Select, SVUL, VUL, SVUL II, VUL II, VUL GuardSM and SVUL GuardSM policies are no longer offered for sale. Policy owners may continue, however, to make premium payments under existing policies.

Separate Account I is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of Separate Account I’s assets applicable to the variable life policies is not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF SEPARATE ACCOUNT I’s ASSETS

In 2009, the investment fund MML Growth Equity Fund was replaced with another investment fund, MML Blue Chip Growth Fund, see Note 9. Policy owners will see no change in their account value or the number of units they own in the MML Growth Equity Fund at the time of this fund replacement. Any change in account value or unit value subsequent to the replacement date will reflect the investment experience of the MML Blue Chip Growth Fund.

Notes To Financial Statements (Continued)

Separate Account I consists of seventy-eight divisions which invest in the following mutual funds of the same name:

AIM Variable Insurance Funds (“AIM V.I.”) is a diversified, open-end, management company registered under the 1940 Act with three of its Funds available to Separate Account I: AIM V.I. Financial Services Fund (Series I), AIM V.I. Global Health Care Fund (Series I) and AIM V.I. Technology Fund (Series I). Invesco Aim Advisors, Inc. is the investment adviser to the Funds. Advisory entities affiliated with Invesco Aim Advisors, Inc. serve as investment sub-advisers to the Funds.

American Century Variable Portfolios, Inc. (“American Century VP”) is a diversified, open-end, management investment company registered under the 1940 Act with three of its Funds available to Separate Account I: American Century VP Income & Growth Fund (Class I), American Century VP International Fund (Class I), and American Century VP Value Fund (Class I). American Century Investment Management, Inc. is the investment adviser to the American Century VP Income & Growth Fund (Class I) and American Century VP Value Fund (Class I). American Century Global Investment Management, Inc. is the investment adviser to the American Century VP International Fund (Class I).

American Funds Insurance Series® (“American Funds”) is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I: American Funds® Asset Allocation Fund (Class 2) and American Funds® Growth-Income Fund (Class 2). Capital Research and Management Company is the investment adviser to the Funds.

DWS VIT Investment Funds (“DWS VIT”) is an investment company registered under the 1940 Act with one of its Funds available to Separate Account I: DWS Small Cap Index VIP (Class A). Deutsche Investment Management Americas Inc. (“DIMA”) serves as the investment adviser to the Fund. Northern Trust Investments, N.A., serves as investment sub-adviser to this Fund.

Fidelity® Variable Insurance Products Fund (“Fidelity® VIP”) and Fidelity® Variable Insurance Products II are open-end, management investment companies registered under the 1940 Act with two of their Portfolios available to Separate Account I: Fidelity® VIP Contrafund® Portfolio (Initial and Service Classes) and Fidelity® VIP Growth Portfolio (Service Class) (collectively the “Portfolios”). Fidelity® Management & Research Company (“FMR”) is the investment adviser to the Portfolios. FMR Co., Inc. a wholly owned subsidiary of FMR, and Fidelity® Research & Analysis Company (“FRAC”) (formerly known as Fidelity® Management & Research (Far East) Inc.) serve as sub-advisers to these Portfolios. The following affiliates also serve as sub-advisers assisting FMR with foreign investments for the Portfolios: Fidelity® Management & Research (U.K.) Inc., Fidelity® International Investment Advisors, Fidelity® International Investment Advisors (U.K.) Limited, and Fidelity® Investments Japan Limited.

Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”) is an open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I: Franklin Small Cap Value Securities Fund (Class 2) and Templeton Foreign Securities Fund (Class 2). Franklin Advisory Services, LLC is the investment manager to the Franklin Small Cap Value Securities Fund (Class 2). Templeton Investment Counsel, LLC is the investment manager to the Templeton Foreign Securities Fund (Class 2).

Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”) is an open-end, management investment company registered under the 1940 Act with five of its Funds available to Separate Account I: Goldman Sachs VIT Capital Growth Fund (Institutional), Goldman Sachs VIT Growth and Income Fund (Institutional), Goldman Sachs VIT Mid Cap Value Fund (Institutional), Goldman Sachs VIT Strategic International Equity Fund (Institutional), and Goldman Sachs VIT Structured U.S. Equity Fund (Institutional). Goldman Sachs Asset Management, L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., serves as investment adviser to the Funds. Goldman Sachs Asset Management International, a separate business unit of the Investment Management Division of Goldman Sachs & Co., serves as investment advisor to the Fund.

ING Variable Products Trust (“ING”) is an open-end, investment company registered under the 1940 Act with one of its Portfolios available to Separate Account I: ING Clarion Global Real Estate Portfolio (Class S) (prior to May 1, 2009, this Portfolio was called ING Global Real Estate Portfolio). ING Investments, LLC is the investment adviser to this Portfolio. ING Clarion Real Estate Securities L.P. has been engaged by ING Investments LLC to serve as sub-adviser to this Portfolio.

Notes To Financial Statements (Continued)

Janus Aspen Series (“Janus Aspen”) is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to Separate Account I: Janus Aspen Balanced Portfolio (Institutional and Service), Janus Aspen Forty Portfolio (Institutional and Service), and Janus Aspen Worldwide Portfolio (Institutional and Service) (prior to May 1, 2009, this Portfolio was called Janus Aspen Worldwide Growth Portfolio). Janus Capital Management LLC is the investment adviser to these Portfolios.

MFS® Variable Insurance TrustSM (“MFS Trust”) is an open-end, investment management company registered under the 1940 Act with four of its separate Series of shares available to Separate Account I: MFS® Growth Series (Initial Class) (prior to May 1, 2008, this Fund was called MFS® Emerging Growth Series), MFS® Investors Trust Series (Initial Class), MFS® New Discovery Series (Initial Class) and MFS® Research Series (Initial Class). Massachusetts Financial Services Company serves as investment adviser to these Series.

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with twenty-two of its separate Series (“MML Trust Funds”) available to Separate Account I: MML Aggressive Allocation Fund (Initial Class), MML Asset Allocation Fund (Initial Class), MML Balanced Allocation Fund (Initial Class), MML Blue Chip Growth Fund (Initial Class), MML Concentrated Growth Fund (Class II), MML Conservative Allocation Fund (Initial Class), MML Emerging Growth Fund (Initial Class), MML Equity Income Fund (Initial Class), MML Equity Index Fund (Class II), MML Foreign Fund (Initial Class), MML Global Fund (Class II), MML Growth & Income Fund (Initial Class), MML Growth Allocation Fund (Initial Class), MML Income & Growth Fund (Initial Class), MML Large Cap Value Fund (Initial Class), MML Mid Cap Growth Fund (Initial Class), MML Mid Cap Value Fund (Initial Class), MML Moderate Allocation Fund (Initial Class), MML NASDAQ-100® Fund1 (Initial Class), MML Small Cap Growth Equity Fund (Initial Class), MML Small Cap Index Fund (Initial Class) and MML Small/Mid Cap Value Fund (Initial Class). MassMutual serves as investment adviser to each of these MML Trust Funds pursuant to an investment management agreement. MassMutual has entered into a sub-advisory agreement with Capital Guardian Trust Company (“Capital Guardian”) whereby Capital Guardian manages the investments of the MML Asset Allocation Fund (Initial Class) and MML Growth & Income Fund (Initial Class). MassMutual has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc. to serve as the investment sub-adviser to the MML Blue Chip Growth Fund (Initial Class), MML Equity Income Fund (prior to September 10, 2008, American Century Investment Management, Inc. was the Fund’s investment sub-adviser) and MML Mid Cap Growth Fund (Initial Class). MassMutual has entered into a sub-advisory agreement with Legg Mason Capital Management, Inc. (“Legg Mason”) whereby Legg Mason manages the investments of the MML Concentrated Growth Fund (Class II). MassMutual has entered into sub-advisory agreements with Essex Investment Management Company, LLC and Insight Capital Research & Management, Inc. pursuant to which each serves as investment sub-adviser to a portion of the MML Emerging Growth Fund (Initial Class) (prior to September 10, 2008, Delaware Management Company and Insight were the Fund’s investment sub-advisers). MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class II), MML NASDAQ-100® Fund (Initial Class) and MML Small Cap Index Fund (Initial Class). MassMutual has entered into a sub-advisory agreement with Templeton Investment Counsel, LLC to serve as the investment sub-adviser to the MML Foreign Fund (Initial Class). MassMutual has entered into a sub-advisory agreement with Neuberger Berman Management, Inc. to serve as the investment sub-adviser to the MML Global Fund (Class II). MassMutual has entered into a sub-advisory agreement with American Century Investment Management, Inc. to serve as the investment sub-adviser to the MML Income & Growth Fund (Initial Class) and the MML Mid Cap Value Fund (Initial Class). MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P. to serve as the investment sub-adviser to the MML Large Cap Value Fund (Initial Class). MassMutual has entered into sub-advisory agreements with Wellington Management Company, LLP and Waddell & Reed Investment Management Company pursuant to which each serves as investment sub-adviser to a portion of the MML Small Cap Growth Equity Fund (Initial Class). MassMutual has entered into a sub-advisory agreement with AllianceBernstein L.P. to serve as the investment sub-adviser to the MML Small/Mid Cap Value Fund (Initial Class) (prior to May 1, 2008, Goldman Sachs Asset Management L.P. served as investment sub-adviser to a portion of the Fund).

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with seven of its separate Series (“MML II Trust Funds”) available to Separate Account I: MML Blend Fund (Initial Class), MML Enhanced Index Core Equity Fund (Initial Class), MML Equity Fund (Initial Class), MML Inflation-Protected and

[1]

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund/Division has not been passed on by NASDAQ as to its legality or suitability. The Fund/Division is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ makes no warranties and bears no liability with respect to The Fund/Division.

Notes To Financial Statements (Continued)

Income Fund (Initial Class) (prior to May 1, 2008, this Fund was called MML Inflation-Protected Bond Fund), MML Managed Bond Fund (Initial Class), MML Money Market Fund (Initial Class) and MML Small Cap Equity Fund (Initial Class) (MML Small Company Opportunities Fund merged into this Fund, effective May 1, 2009). MassMutual serves as investment adviser to each of these MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly owned subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund (Initial Class), MML Enhanced Index Core Equity Fund (Initial Class), MML Inflation-Protected and Income Fund (Initial Class), MML Managed Bond Fund (Initial Class), and MML Money Market Fund (Initial Class). MassMutual has entered into sub-advisory agreements with AllianceBernstein L.P. (“AllianceBernstein”) and OppenheimerFunds, Inc. (“OFI”), a wholly owned subsidiary of MassMutual, whereby AllianceBernstein and OFI each serve as investment sub-adviser to the MML Equity Fund (Initial Class). MassMutual has entered into a sub-advisory agreement with OFI to serve as investment sub-adviser to the MML Small Cap Equity Fund (Initial Class).

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with ten of its Funds available to Separate Account I: Oppenheimer Balanced Fund/VA (Non-Service), Oppenheimer Capital Appreciation Fund/VA (Non-Service), Oppenheimer Core Bond Fund/VA (Non-Service), Oppenheimer Global Securities Fund/VA (Non-Service), Oppenheimer High Income Fund/VA (Non-Service), Oppenheimer Main Street Fund® /VA (Non-Service), Oppenheimer Main Street Small Cap Fund®/VA (Non-Service), Oppenheimer MidCap Fund/VA (Non-Service), Oppenheimer Money Fund/VA (Non-Service) and Oppenheimer Strategic Bond Fund/VA (Non-Service). OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, serves as investment adviser to these Oppenheimer Funds.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act with three of its Funds/Portfolios available to Separate Account I: Oppenheimer International Growth Fund/VA (Non-Service), Panorama Growth Portfolio (Non-Service) and Panorama Total Return Portfolio (Non-Service). OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, serves as investment adviser to these Fund/Portfolios.

PIMCO Variable Insurance Trust (“PIMCO”) is an open-end investment company registered under the 1940 Act with one of its Portfolios available to Separate Account I: PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class). Pacific Investment Management Company LLC is the investment adviser to this Portfolio.

T. Rowe Price Equity Series, Inc. is a diversified, open-end, investment company registered under the 1940 Act with four of its Portfolios available to Separate Account I: T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, and T. Rowe Price New America Growth Portfolio. The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for policies issued on May 1, 2004 or later. T. Rowe Price Associates, Inc. is the investment adviser to these Portfolios.

T. Rowe Price Fixed Income Series, Inc. is a diversified, open-end, investment company registered under the 1940 Act with one of its Portfolios available to Separate Account I: T. Rowe Price Limited-Term Bond Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

In addition to the seventy-eight divisions, policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (herein referred to as “generally accepted accounting principles”) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to generally accepted accounting principles will be incorporated into the ASC through Accounting Standards Updates (ASU).

Notes To Financial Statements (Continued)

The following is a summary of significant accounting policies followed by Separate Account I in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying Funds/Portfolios, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account I is part of MassMutual’s total operations and is not taxed separately. Separate Account I is not taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on Separate Account I’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account I.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, Separate Account I transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of Separate Account I by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4 to 6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 2 to 4% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in Separate Account I’s investment performance.

4.	FAIR VALUE OF FINANCIAL STATEMENTS

The Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, Separate Account I generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in Separate Account I. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

Notes To Financial Statements (Continued)

The net assets of Separate Account I are measured at fair value on a recurring basis. All the net assets are categorized as Level 1 as of December 31, 2009.

Separate Account I does not have any assets or liabilities reported at fair value on a non-recurring basis required to be disclosed under U.S. generally accepted accounting principles.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with MassMutual and Separate Account I, MML Investors Services, Inc. (“MMLISI”) serves as principal underwriter of the policies sold by its registered representatives and MML Distributors, LLC (“MML Distributors”) serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered in distribution agreements with MML Distributors.

Both MMLISI and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority. Commissions for sales of policies by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLISI and MML Distributors also receive compensation for their actions as principal underwriters of the policies.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and Separate Account I.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division
										(Initial)	(Service)

Cost of purchases	$386,163	$260,974	$263,957	$2,417,929	$2,486	$2,240,493	$1,841,606	$2,773,841	$874,576	$4,378,112	$500,302	$1,523
Proceeds from sales	(79,348)	(245,460)	(182,610)	(2,541,853)	(2,460)	(1,971,153)	(1,078,037)	(1,798,136)	(550,407)	(3,809,143)	(609,957)	(1,247)

	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Capital Growth Division	Goldman Sachs VIT Growth and Income Division	Goldman Sachs VIT Mid Cap Value Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Cost of purchases	$1,393,004	$493,091	$58,162	$195,997	$22,810	$5,494	$24,903	$79,885	$850,632	$1,272,741	$21,779	$721,404
Proceeds from sales	(698,211)	(731,863)	(65,323)	(423,025)	(30,602)	(45,186)	(10,735)	(8,660)	(326,320)	(1,028,766)	(22,907)	(682,513)

	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)
Cost of purchases	$32,416	$186,076	$376,585	$1,014,011	$106,716	$45,543	$78,619	$182,913	$2,342,860	$532,090	$28,738	$13,053
Proceeds from sales	(28,152)	(321,209)	(343,009)	(320,224)	(152,346)	(16,515)	(9,975)	(91,121)	(3,231,989)	(286,044)	(28,494)	(6,970)

	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Value Division
Cost of purchases	$279,907	$107,582	$6,619,669	$20,637	$6,047,668	$8,672	$4,068	$10,595	$96,302	$17,620	$1,463,801	$930,757
Proceeds from sales	(133,850)	(99,658)	(7,665,410)	(7,757)	(11,871,506)	(2,675)	(1,522)	(4,297)	(36,672)	(9,221)	(684,971)	(709,883)

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small Company Opportunities Division	MML Small/Mid Cap Value Division

Cost of purchases	$8,336,607	$32,186	$46,055	$38,723	$23,666,519	$316,717	$3,311,981	$1,238,241	$40,113	$164,888	$48,319
Proceeds from sales	(14,624,111)	(10,563)	(25,561)	(12,639)	(19,835,233)	(203,281)	(1,478,104)	(726,369)	(27,883)	(2,218,177)	(21,101)

	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer MidCap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division
Cost of purchases	$179,433	$4,096,633	$1,137,122	$6,393,081	$4,745,868	$2,923,145	$1,783,330	$654,608	$2,765,724	$1,096,482	$3,804,511
Proceeds from sales	(348,783)	(5,918,214)	(1,360,003)	(6,537,589)	(1,651,112)	(1,735,732)	(1,884,708)	(986,239)	(3,106,446)	(1,748,914)	(3,667,187)

	Panorama Growth Division	Panorama Total Return Division	PIMCO Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Cost of purchases	$52,754	$28,511	$37,857	$608,477	$1,462,610	$152,924	$2,207,148	$258,668	$1,699,423
Proceeds from sales	(128,293)	(260,205)	(23,127)	(690,005)	(838,566)	(73,506)	(4,117,112)	(173,110)	(956,029)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2009 were as follows:

December 31, 2009	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division
										(Initial)	(Service)

Units purchased	265,687	242,606	716,883	3,400,373	398	1,342,162	1,929,828	3,397,300	782,228	6,132,915	489,551	2,637
Units withdrawn	(153,807)	(184,431)	(593,380)	(3,915,342)	(2,897)	(1,591,591)	(1,392,068)	(2,404,311)	(648,971)	(5,217,332)	(356,720)	(2,223)
Units transferred between divisions and to/from GPA	400,166	(45,425)	94,181	(359,555)	-	63,456	(59,322)	(274,385)	(152,056)	(653,967)	(201,206)	-

Net increase (decrease)	512,046	12,750	217,684	(874,524)	(2,499)	(185,973)	478,438	718,604	(18,799)	261,616	(68,375)	414

December 31, 2009 (Continued)	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Capital Growth Division	Goldman Sachs VIT Growth and Income Division	Goldman Sachs VIT Mid Cap Value Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Units purchased	1,201,968	1,018,304	12,813	60,593	21,929	2,143	17,059	46,618	343,403	1,686,360	5,125	1,754,482
Units withdrawn	(853,555)	(966,063)	(16,900)	(81,217)	(32,144)	(52,040)	(5,349)	(5,964)	(272,541)	(1,520,637)	(5,139)	(1,340,420)
Units transferred between divisions and to/from GPA	(43,093)	(376,263)	5,422	(73,189)	-	(3,908)	1,985	-	222,628	52,452	(509)	(430,912)

Net increase (decrease)	305,320	(324,022)	1,335	(93,813)	(10,215)	(53,805)	13,695	40,654	293,490	218,175	(523)	(16,850)

December 31, 2009 (Continued)	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)
Units purchased	9,421	158,911	47,827	357,534	70,570	44,596	75,988	115,026	2,091,676	1,174,939	4,383	15,848
Units withdrawn	(5,796)	(181,917)	(37,592)	(254,569)	(90,401)	(18,566)	(10,360)	(34,689)	(2,710,260)	(721,448)	(2,230)	(10,355)
Units transferred between divisions and to/from GPA	302	(103,466)	10,648	312,951	(26,071)	1,001	1,677	2,752	(197,793)	(4,083)	1,172	0

Net increase (decrease)	3,927	(126,472)	20,883	415,916	(45,902)	27,031	67,305	83,089	(816,377)	449,408	3,325	5,493

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2009 (Continued)	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Value Division

Units purchased	579,908	117,406	7,392,547	17,054	5,475,946	6,874	4,195	10,643	69,938	17,467	492,603	1,446,587
Units withdrawn	(376,817)	(112,214)	(7,519,165)	(6,952)	(7,534,611)	(3,103)	(2,132)	(5,170)	(12,307)	(8,735)	(517,461)	(1,096,008)
Units transferred between divisions and to/from GPA	47,488	5,780	(1,400,721)	2,725	(3,802,795)	1,423	218	784	306	206	617,836	(112,540)

Net increase (decrease)	250,579	10,972	(1,527,339)	12,827	(5,861,460)	5,194	2,281	6,257	57,937	8,938	592,978	238,039

December 31, 2009 (Continued)	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small Company Opportunities Division	MML Small/Mid Cap Value Division	Oppenheimer Balanced Division
Units purchased	2,332,617	18,442	18,194	26,756	4,827,803	273,236	2,053,762	1,371,372	13,139	292,559	21,017	219,055
Units withdrawn	(4,221,631)	(6,798)	(5,248)	(9,438)	(11,621,562)	(246,056)	(1,788,534)	(1,038,596)	(6,610)	(178,058)	(6,417)	(260,973)
Units transferred between divisions and to/from GPA	(1,082,631)	7,332	7,541	5,030	6,728,947	188,586	1,822,016	309,569	7,621	(2,124,299)	9,783	(102,043)

Net increase (decrease)	(2,971,645)	18,976	20,487	22,348	(64,812)	215,766	2,087,244	642,345	14,150	(2,009,798)	24,383	(143,961)

December 31, 2009 (Continued)	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer MidCap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division
Units purchased	8,305,698	1,479,765	6,064,442	3,795,237	2,876,557	3,395,082	180,434	5,947,342	606,416	1,732,627	89,652	62,239
Units withdrawn	(8,094,377)	(1,255,571)	(5,663,434)	(1,813,873)	(1,779,673)	(3,081,190)	(453,045)	(5,099,466)	(1,088,556)	(1,721,077)	(166,287)	(294,425)
Units transferred between divisions and to/from GPA	(1,166,331)	(400,271)	(1,035,734)	8,212,664	(51,998)	(398,478)	86,532	(617,728)	34,789	176,726	(24,703)	(29,139)

Net increase (decrease)	(955,010)	(176,077)	(634,726)	10,194,028	1,044,886	(84,586)	(186,079)	230,148	(447,351)	188,276	(101,338)	(261,325)

December 31, 2009 (Continued)	PIMCO Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Units purchased	14,348	760,566	1,698,002	86,925	2,670,349	231,536	1,362,293
Units withdrawn	(5,020)	(666,226)	(1,230,181)	(47,367)	(3,292,795)	(248,574)	(1,084,239)
Units transferred between divisions and to/from GPA	3,523	(144,186)	23,339	-	(529,693)	97,046	(36,198)

Net increase (decrease)	12,851	(49,846)	491,160	39,558	(1,152,139)	80,008	241,856

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2008	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division
										(Initial)	(Service)

Units purchased	225,867	255,505	730,756	3,631,969	2,088	1,734,041	1,857,798	3,612,481	816,890	5,789,655	530,217	8,496
Units withdrawn	(120,594)	(165,415)	(471,118)	(3,787,782)	(1,695,930)	(1,556,908)	(1,132,490)	(2,098,764)	(540,614)	(4,324,823)	(1,293,131)	(111,100)
Units transferred between divisions and transferred to/from GPA	55,922	39,182	96,192	(458,429)	-	(135,316)	(107,463)	(258,329)	(62,409)	308,116	89,417	-

Net increase (decrease)	161,195	129,272	355,830	(614,242)	(1,693,842)	41,817	617,845	1,255,388	213,867	1,772,948	(673,497)	(102,604)

December 31, 2008 (Continued)	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Capital Growth Division	Goldman Sachs VIT Growth and Income Division	Goldman Sachs VIT Mid Cap Value Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Global Real Estate Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Units purchased	1,231,419	949,175	13,916	113,089	17,551	55,551	197	23,754	367,391	1,614,637	20,818	1,737,931
Units withdrawn	(690,957)	(839,127)	(50,767)	(406,283)	(29,096)	(95,397)	(80)	(9,488)	(196,201)	(1,431,552)	(2,492)	(1,272,816)
Units transferred between divisions and transferred to/from GPA	(50,199)	(1,233,500)	-	107,983	-	-	-	(13,772)	173,846	(425,297)	14,403	(723,661)

Net increase (decrease)	490,263	(1,123,452)	(36,851)	(185,211)	(11,545)	(39,846)	117	494	345,036	(242,212)	32,729	(258,546)

December 31, 2008 (Continued)	Janus Aspen Worldwide Growth Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)
Units purchased	11,978	173,961	55,913	391,865	134,150	425	281	-	2,098,732	474	526	-
Units withdrawn	(3,803)	(201,212)	(21,119)	(210,778)	(211,460)	(2)	(91)	-	(2,247,169)	-	(21)	-
Units transferred between divisions and transferred to/from GPA	806	(51,343)	35,325	8,001	(19,703)	-	36	3	(438,583)	3	3	2

Net increase (decrease)	8,981	(78,594)	70,119	189,088	(97,013)	423	226	3	(587,020)	477	508	2

December 31, 2008 (Continued)	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Growth Equity Division	MML Income & Growth Division	MML Inflation- Protected and Income Division
Units purchased	581,911	138,656	6,539,719	1,402	6,242,740	292	9	465	15	1,047,724	12	629,615
Units withdrawn	(352,286)	(82,218)	(8,047,943)	(176)	(5,231,186)	(99)	(6)	(137)	-	(812,801)	(8)	(428,318)
Units transferred between divisions and transferred to/from GPA	(50,585)	13,946	(1,203,040)	64	(5,978,877)	3	-	68	204	(108,387)	-	720,659

Net increase (decrease)	179,040	70,384	(2,711,264)	1,290	(4,967,323)	196	3	396	219	126,536	4	921,956

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2008 (Continued)	MML Large Cap Value Division	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small Company Opportunities Division	MML Small/Mid-Cap Value Division	Oppenheimer Balanced Division

Units purchased	1,733,657	2,536,648	534	13	7,582,039	316,736	1,601,076	1,499,157	1,172	671,742	39	207,378
Units withdrawn	(1,882,239)	(2,427,390)	(25)	(6)	(6,647,228)	(254,709)	(1,174,647)	(1,839,323)	(157)	(375,499)	(10)	(322,985)
Units transferred between divisions and transferred to/from GPA	(98,320)	(2,362,913)	-	12	12,212,610	5,115	(179,631)	(63,879)	11	(84,001)	14	(529)

Net increase (decrease)	(246,902)	(2,253,655)	509	19	13,147,421	67,142	246,798	(404,045)	1,026	212,242	43	(116,136)

December 31, 2008 (Continued)	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer MidCap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division
Units purchased	8,543,068	1,880,832	6,379,610	1,830,545	3,065,156	3,357,182	205,643	5,346,277	829,845	2,069,837	322,728	51,637
Units withdrawn	(7,788,252)	(1,373,489)	(5,681,759)	(1,096,024)	(1,666,933)	(2,593,976)	(273,926)	(5,633,229)	(1,270,851)	(1,650,321)	(716,544)	(107,872)
Units transferred between divisions and transferred to/from GPA	(588,245)	(39,816)	(488,406)	(761,693)	287,125	(576,118)	(82,613)	(416,082)	803,517	602,650	(160,005)	(6,091)

Net increase (decrease)	166,571	467,527	209,445	(27,172)	1,685,348	187,088	(150,896)	(703,034)	362,511	1,022,166	(553,821)	(62,326)

December 31, 2008 (Continued)	PIMCO Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Units purchased	20	777,260	1,825,177	11,477	2,849,561	273,644	1,433,660
Units withdrawn	(11)	(455,210)	(917,912)	(42,354)	(3,046,857)	(287,697)	(1,056,829)
Units transferred between divisions and transferred to/from GPA	-	169,152	187,648	243,442	(282,596)	26,358	51,636

Net increase (decrease)	9	491,202	1,094,913	212,565	(479,892)	12,305	428,467

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years ended December 31, 2009 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
AIM V.I. Financial Services Division
2009	1,110,328	$0.53 to $0.65	$705,213	4.42%	0.25% to 1.00%	26.16% to 27.11%
2008	598,282	0.42 to 0.51	298,085	2.99	0.25 to 1.00	(59.85) to (59.54)
2007	437,087	1.05 to 1.27	540,314	1.90	0.25 to 1.00	(22.99) to (22.41)
2006	356,251	1.36 to 1.64	570,219	1.89	0.25 to 1.00	15.29 to 16.15
2005	257,079	1.18 to 1.41	356,527	1.62	0.25 to 1.00	4.86 to 5.64

AIM V.I. Global Health Care Division
2009	1,155,976	1.29 to 1.47	1,639,062	0.37	0.25 to 1.00	26.40 to 27.36
2008	1,143,226	1.02 to 1.15	1,278,853	-	0.25 to 1.00	(29.33) to (28.80)
2007	1,013,954	1.45 to 1.62	1,601,399	-	0.25 to 1.00	10.74 to 11.57
2006	889,467	1.31 to 1.45	1,265,363	-	0.25 to 1.00	4.19 to 4.97
2005	618,846	1.25 to 1.38	842,578	-	0.25 to 1.00	7.08 to 7.88

AIM V.I. Technology Division
2009	3,412,406	0.67 to 1.05	1,998,222	-	0.25 to 1.00	55.83 to 57.00
2008	3,194,722	0.43 to 0.67	1,201,402	-	0.25 to 1.00	(45.06) to (44.64)
2007	2,838,892	0.77 to 1.22	1,938,210	-	0.25 to 1.00	6.63 to 7.43
2006	2,602,604	0.72 to 1.15	1,663,639	-	0.25 to 1.00	9.38 to 10.21
2005	2,402,426	0.65 to 1.05	1,385,141	-	0.25 to 1.00	1.16 to 1.92

American Century VP Income & Growth Division
2009	19,119,773	0.90 to 1.08	18,581,978	4.77	0.25 to 1.00	16.92 to 17.80
2008	19,994,297	0.76 to 0.92	16,545,940	2.06	0.25 to 1.00	(35.24) to (34.75)
2007	20,608,539	1.17 to 1.42	26,101,947	1.78	0.25 to 1.00	(1.07) to (0.32)
2006	19,690,845	1.17 to 1.44	25,141,137	1.74	0.25 to 1.00	15.93 to 16.80
2005	18,318,707	1.00 to 1.24	20,136,781	1.92	0.25 to 1.00	3.59 to 4.37

American Century VP International Division
2009	173,292	0.82	141,439	2.00	0.60	32.96
2008	175,791	0.61	107,908	1.32	0.60	(45.15)
2007	1,869,633	1.12	2,092,483	0.59	0.60	17.35
2006	1,545,230	0.95	1,473,764	1.33	0.60	24.28
2005	1,155,022	0.77	886,390	0.86	0.60	12.58

American Century VP Value Division
2009	6,505,734	1.21 to 1.46	9,189,419	5.56	0.25 to 1.00	18.67 to 19.56
2008	6,691,707	1.02 to 1.22	7,886,604	2.44	0.25 to 1.00	(27.51) to (26.96)
2007	6,649,890	1.40 to 1.68	10,894,740	1.55	0.25 to 1.00	(6.09) to (5.38)
2006	6,286,660	1.49 to 1.77	10,921,207	1.21	0.25 to 1.00	17.48 to 18.36
2005	5,171,296	1.27 to 1.50	7,590,318	0.75	0.25 to 1.00	3.99 to 4.77

American Funds® Asset Allocation Division
2009	8,410,091	1.25 to 1.45	11,779,663	2.47	0.25 to 1.00	22.75 to 23.67
2008	7,931,653	1.02 to 1.17	9,028,404	2.69	0.25 to 1.00	(30.21) to (29.69)
2007	7,313,808	1.46 to 1.67	11,907,888	2.35	0.25 to 1.00	5.49 to 6.29
2006	5,841,324	1.39 to 1.57	8,992,331	2.57	0.25 to 1.00	13.52 to 14.37
2005	4,217,625	1.22 to 1.37	5,704,429	2.54	0.25 to 1.00	8.06 to 8.87

American Funds® Growth-Income Division
2009	13,250,540	1.15 to 1.43	18,244,356	1.67	0.25 to 1.00	29.94 to 30.91
2008	12,531,936	0.89 to 1.10	13,228,948	1.81	0.25 to 1.00	(38.47) to (38.00)
2007	11,276,548	1.44 to 1.77	19,322,765	1.63	0.25 to 1.00	3.99 to 4.78
2006	9,187,725	1.39 to 1.69	15,067,960	1.74	0.25 to 1.00	14.06 to 14.92
2005	6,908,068	1.22 to 1.47	9,897,645	1.56	0.25 to 1.00	4.78 to 5.57

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
DWS Small Cap Index Division
2009	4,408,826	$1.16 to $1.33	$5,669,973	1.75%	0.25% to 1.00%	25.31% to 26.26%
2008	4,427,625	0.93 to 1.05	4,533,438	1.59	0.25 to 1.00	(34.78) to (34.29)
2007	4,213,758	1.42 to 1.60	6,595,945	0.85	0.25 to 1.00	(2.88) to (2.14)
2006	3,909,521	1.46 to 1.63	6,281,962	0.63	0.25 to 1.00	16.33 to 17.20
2005	3,728,581	1.26 to 1.35	5,138,270	0.61	0.25 to 1.00	3.23 to 4.00

Fidelity® VIP Contrafund® Division (Initial)
2009	28,561,306	1.29 to 1.37	41,572,055	1.45	0.25 to 1.00	34.36 to 35.37
2008	28,299,690	0.95 to 1.02	30,563,882	1.06	0.25 to 1.00	(43.09) to (42.66)
2007	26,526,742	1.79 to 2.29	50,243,618	1.00	0.25 to 1.00	16.42 to 17.30
2006	24,515,709	1.54 to 1.95	39,794,599	1.33	0.25 to 1.00	10.61 to 11.44
2005	21,511,422	1.27 to 1.39	31,545,007	0.27	0.25 to 1.00	15.78 to 16.65

Fidelity® VIP Contrafund® Division (Service)
2009	3,695,255	1.38 to 1.44	5,125,939	1.32	0.60 to 0.75	34.65 to 34.85
2008	3,763,630	1.02 to 1.07	3,874,964	0.81	0.60 to 0.75	(43.04) to (42.96)
2007	4,437,127	1.80 to 1.87	8,066,921	0.88	0.60 to 0.75	16.63 to 16.80
2006	3,986,892	1.54 to 1.60	6,205,658	1.12	0.60 to 0.75	10.76 to 10.92
2005	3,696,254	1.39 to 1.44	5,187,310	0.18	0.60 to 0.75	15.98 to 16.15

Fidelity® VIP Growth Division
2009	113,576	0.58	65,716	0.35	0.60	27.38
2008	113,162	0.45	51,401	0.57	0.60	(47.55)
2007	215,766	0.87	186,858	0.58	0.60	26.11
2006	266,378	0.69	182,932	0.26	0.60	6.10
2005	242,446	0.65	156,931	0.36	0.60	5.04

Franklin Small Cap Value Securities Division
2009	4,346,127	1.35 to 1.74	7,292,934	1.65	0.25 to 1.00	27.87 to 28.83
2008	4,040,807	1.05 to 1.35	5,281,790	1.14	0.25 to 1.00	(33.68) to (33.18)
2007	3,550,544	1.59 to 2.03	6,979,654	0.64	0.25 to 1.00	(3.36) to (2.62)
2006	2,834,886	1.64 to 2.08	5,749,596	0.63	0.25 to 1.00	15.82 to 16.69
2005	1,933,096	1.42 to 1.78	3,371,810	0.75	0.25 to 1.00	7.69 to 8.50

Goldman Sachs VIT Capital Growth Division
2009	6,566,190	0.83 to 1.14	5,849,981	0.47	0.25 to 1.00	46.28 to 47.38
2008	6,890,212	0.56 to 0.78	4,180,723	0.12	0.25 to 1.00	(42.34) to (41.90)
2007	8,013,664	0.96 to 1.35	8,434,328	0.19	0.25 to 1.00	9.03 to 9.86
2006	7,735,265	0.88 to 1.24	7,440,647	0.15	0.25 to 1.00	7.48 to 8.29
2005	5,486,012	0.81 to 1.16	4,878,924	0.16	0.25 to 1.00	1.92 to 2.69

Goldman Sachs VIT Growth and Income Division
2009	84,636	1.11 to 1.18	94,125	1.42	0.30 to 0.60	17.61 to 17.96
2008	83,301	0.94 to 1.00	79,807	2.05	0.30 to 0.60	(34.91) to (34.72)
2007	120,152	1.45 to 1.53	179,076	0.70	0.30 to 0.60	0.88 to 1.19
2006	242,453	1.44 to 1.52	365,677	1.76	0.30 to 0.60	21.90 to 22.26
2005	250,634	1.18 to 1.24	308,365	1.00	0.30 to 0.60	3.31 to 3.62

Goldman Sachs VIT Mid Cap Value Division
2009	735,082	2.45 to 2.55	1,826,209	1.68	0.30 to 0.60	32.36 to 32.75
2008	828,895	1.85 to 1.92	1,560,240	1.03	0.30 to 0.60	(37.43) to (37.24)
2007	1,014,106	2.96 to 3.06	3,027,054	0.76	0.30 to 0.60	2.58 to 2.89
2006	1,038,226	2.88 to 2.98	3,027,333	1.12	0.30 to 0.60	15.47 to 15.82
2005	949,888	2.49 to 2.57	2,397,694	0.68	0.30 to 0.60	12.15 to 12.49

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Goldman Sachs VIT Strategic International Equity Division
2009	306,248	$1.08	$329,462	1.89%	0.60%	27.92%
2008	316,463	0.84	266,152	3.04	0.60	(46.28)
2007	328,008	1.57	513,527	1.45	0.60	7.23
2006	303,309	1.46	442,822	1.77	0.60	21.37
2005	285,942	1.20	343,948	0.12	0.60	13.03

Goldman Sachs VIT Structured U.S. Equity Division
2009	233,459	0.91 to 1.06	212,764	1.97	0.30 to 0.60	20.42 to 20.78
2008	287,264	0.75 to 0.88	217,801	1.77	0.30 to 0.60	(37.38) to (37.19)
2007	327,110	1.21 to 1.40	403,191	0.69	0.30 to 0.60	(2.22) to (1.92)
2006	496,632	1.23 to 1.43	656,215	1.09	0.30 to 0.60	12.22 to 12.55
2005	663,869	1.10 to 1.27	772,544	0.81	0.30 to 0.60	5.88 to 6.19

ING Clarion Global Real Estate Division
2009	13,812	1.25	17,221	2.20	0.50 to 0.70	32.49 to 32.75
2008[5]	117	0.94	110	-	0.50 to 0.70	(0.06)

Janus Aspen Balanced Division (Institutional)
2009	311,693	1.38	430,624	3.07	0.60	25.13
2008	271,039	1.10	299,248	2.68	0.60	(16.34)
2007	270,545	1.32	357,054	1.27	0.60	9.87
2006	1,007,585	1.20	1,210,299	2.23	0.60	10.06
2005	942,759	1.09	1,028,940	2.46	0.60	7.31

Janus Aspen Balanced Division (Service)
2009	1,756,565	1.46 to 1.62	2,763,780	2.81	0.25 to 1.00	24.33 to 25.27
2008	1,463,075	1.18 to 1.30	1,845,363	2.59	0.25 to 1.00	(16.90) to (16.27)
2007	1,118,039	1.41 to 1.55	1,691,029	2.38	0.25 to 1.00	9.18 to 10.01
2006	937,668	1.29 to 1.41	1,295,293	2.13	0.25 to 1.00	9.32 to 10.14
2005	609,073	1.18 to 1.28	767,565	2.43	0.25 to 1.00	6.59 to 7.39

Janus Aspen Forty Division (Institutional)
2009	11,248,756	1.01 to 1.31	13,504,134	0.04	0.25 to 0.75	45.24 to 45.97
2008	11,030,581	0.67 to 0.90	9,096,470	0.14	0.25 to 0.75	(44.57) to (44.29)
2007	11,272,793	1.24 to 1.63	16,553,272	0.36	0.25 to 0.75	35.96 to 36.65
2006	10,764,997	0.91 to 1.20	11,662,341	0.37	0.25 to 0.75	8.53 to 9.07
2005	10,150,025	0.83 to 1.10	10,081,264	0.22	0.25 to 0.75	12.01 to 12.57

Janus Aspen Forty Division (Service)
2009	65,973	1.62 to 1.83	109,817	0.01	0.50 to 1.00	44.56 to 45.29
2008	66,496	1.12 to 1.26	76,168	0.01	0.50 to 1.00	(44.86) to (44.59)
2007	33,767	2.04 to 2.28	70,837	0.19	0.50 to 1.00	35.27 to 35.95
2006	30,117	1.51 to 1.67	46,874	0.15	0.50 to 1.00	8.03 to 8.57
2005	24,886	1.39 to 1.54	36,004	0.01	0.50 to 1.00	11.44 to 12.00

Janus Aspen Worldwide Division (Institutional)
2009	9,520,125	0.62 to 0.80	6,897,524	1.44	0.25 to 0.75	36.67 to 37.36
2008	9,536,975	0.44 to 0.59	5,018,396	1.24	0.25 to 0.75	(45.08) to (44.80)
2007	9,795,521	0.82 to 1.07	9,294,263	0.78	0.25 to 0.75	8.80 to 9.35
2006	8,812,972	0.75 to 0.98	7,743,589	1.78	0.25 to 0.75	17.32 to 17.91
2005	8,747,243	0.63 to 0.84	6,547,957	1.42	0.25 to 0.75	5.08 to 5.60

Janus Aspen Worldwide Division (Service)
2009	85,864	1.08 to 1.31	98,554	1.29	0.50 to 1.00	36.04 to 36.72
2008	81,937	0.79 to 0.96	68,848	1.04	0.50 to 1.00	(45.36) to (45.08)
2007	72,956	1.45 to 1.74	113,041	0.58	0.50 to 1.00	8.27 to 8.81
2006	65,456	1.34 to 1.60	94,029	1.65	0.50 to 1.00	16.77 to 17.35
2005	58,535	1.15 to 1.36	72,298	1.30	0.50 to 1.00	4.52 to 5.04

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MFS® Growth Division
2009	1,536,448	$0.98 to $1.19	$1,564,350	0.33%	0.30% to 0.75%	36.65% to 37.26%
2008	1,662,920	0.72 to 0.87	1,247,694	0.23	0.30 to 0.75	(37.89) to (37.60)
2007	1,741,514	1.16 to 1.39	2,099,520	-	0.30 to 0.75	20.26 to 20.81
2006	1,575,248	0.96 to 1.15	1,550,475	-	0.30 to 0.75	7.09 to 7.57
2005	1,571,050	0.90 to 1.07	1,449,273	-	0.30 to 0.75	8.38 to 8.86

MFS® Investors Trust Division
2009	216,173	1.26 to 1.47	305,197	1.54	0.25 to 1.00	25.64 to 26.58
2008	195,290	1.01 to 1.16	218,514	0.70	0.25 to 1.00	(33.75) to (33.25)
2007	125,171	1.52 to 1.74	210,476	0.80	0.25 to 1.00	9.20 to 10.03
2006	119,165	1.39 to 1.58	183,262	0.43	0.25 to 1.00	11.87 to 12.71
2005	109,499	1.24 to 1.40	150,490	0.54	0.25 to 1.00	6.25 to 7.05

MFS® New Discovery Division
2009	2,098,042	1.21 to 1.63	3,502,943	-	0.25 to 1.00	61.56 to 62.78
2008	1,682,126	0.75 to 1.00	1,671,629	-	0.25 to 1.00	(39.93) to (39.48)
2007	1,493,038	1.24 to 1.66	2,479,683	-	0.25 to 1.00	1.49 to 2.26
2006	1,513,736	1.22 to 1.62	2,520,413	-	0.25 to 1.00	12.09 to 12.93
2005	1,335,883	1.09 to 1.44	1,991,389	-	0.25 to 1.00	4.20 to 4.98

MFS® Research Division
2009	1,455,548	1.00 to 1.18	1,623,812	1.44	0.30 to 0.75	29.57 to 30.15
2008	1,501,450	0.78 to 0.91	1,290,193	0.53	0.30 to 0.75	(36.56) to (36.28)
2007	1,598,463	1.22 to 1.42	2,147,299	0.68	0.30 to 0.75	12.35 to 12.86
2006	1,634,233	1.09 to 1.26	1,945,698	0.50	0.30 to 0.75	9.65 to 10.15
2005	1,636,698	0.99 to 1.14	1,772,256	0.46	0.30 to 0.75	7.00 to 7.48

MML Aggressive Allocation Division
2009	27,454	1.28	35,076	0.34	0.50 to 0.70	33.11 to 33.37
2008[5]	423	0.96	406	-	0.50 to 0.70	(0.04)

MML Asset Allocation Division
2009	67,531	1.12	75,585	6.10	0.50 to 0.70	16.20 to 16.43
2008[5]	226	0.96	218	-	0.50 to 0.70	(0.04)

MML Balanced Allocation Division
2009	83,092	1.22	101,577	0.71	0.50 to 0.70	22.64 to 22.89
2008[5]	3	1.00	3	-	0.50 to 0.70	-

MML Blend Division
2009	14,012,331	1.23 to 1.26	24,576,369	2.66	0.25 to 1.00	19.35 to 20.25
2008	14,828,708	1.01 to 1.03	21,763,913	3.11	0.25 to 1.00	(23.50) to (22.93)
2007	15,415,728	1.31 to 1.35	29,696,952	3.02	0.25 to 1.00	4.84 to 5.64
2006	16,421,828	1.24 to 1.29	30,908,000	2.72	0.25 to 1.00	10.67 to 11.50
2005	17,376,028	1.11 to 1.16	29,230,819	2.74	0.25 to 1.00	3.63 to 4.41

MML Blue Chip Growth Division
2009[6]	4,624,243	0.55 to 0.92	2,996,173	0.25	0.25 to 1.00	41.62 to 42.68
2008[5]	477	0.93	443	-	0.50 to 0.70	(7.18) to (7.15)

MML Concentrated Growth Division
2009	3,833	1.27	4,853	0.23	0.50 to 0.70	41.82 to 42.11
2008[5]	508	0.89	454	-	0.50 to 0.70	(10.72) to (10.69)

MML Conservative Allocation Division
2009	5,495	1.22	6,676	0.91	0.50 to 0.70	20.30 to 20.54
2008[5]	2	1.01	2	-	0.50 to 0.70	1.00 to 1.04

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Emerging Growth Division
2009	2,251,981	$0.71 to $0.87	$1,564,056	-%		0.25% to 1.00%	11.04% to 11.87%
2008	2,001,402	0.63 to 0.78	1,244,094	-		0.25 to 1.00	(42.51) to (42.07)
2007	1,822,362	1.09 to 1.36	1,953,469	-		0.25 to 1.00	16.64 to 17.52
2006	1,599,270	0.93 to 1.17	1,458,984	-		0.25 to 1.00	4.27 to 5.05
2005	1,458,515	0.88 to 1.12	1,260,116	-		0.25 to 1.00	(0.05) to 0.69

MML Enhanced Index Core Equity Division
2009	651,990	1.10 to 1.32	817,053	-		0.25 to 1.00	22.83 to 23.76
2008	641,018	0.90 to 1.07	652,839	2.11		0.25 to 1.00	(37.92) to (37.45)
2007	570,634	1.44 to 1.71	934,162	1.39		0.25 to 1.00	3.37 to 4.15
2006	451,854	1.40 to 1.64	711,960	1.19		0.25 to 1.00	15.01 to 15.87
2005	302,225	1.21 to 1.41	410,203	2.35	[4]	0.25 to 1.00	4.46 to 5.24

MML Equity Division
2009	47,645,326	1.00 to 1.12	77,033,704	2.70		0.25 to 1.00	29.41 to 30.39
2008	49,172,665	0.77 to 0.87	61,382,496	-		0.25 to 1.00	(42.16) to (41.73)
2007	51,883,929	1.32 to 1.50	113,056,361	2.00		0.25 to 1.00	2.97 to 3.74
2006	53,316,839	1.27 to 1.46	114,244,273	1.45		0.25 to 1.00	16.83 to 17.71
2005	53,222,971	1.08 to 1.25	98,216,064	1.95		0.25 to 1.00	2.10 to 2.87

MML Equity Income Division
2009	14,117	1.17	16,469	3.05		0.50 to 0.70	24.32 to 24.57
2008[5]	1,290	0.94	1,210	-		0.50 to 0.70	(6.17) to (6.14)

MML Equity Index Division
2009	67,934,218	0.86 to 1.12	81,216,884	2.58		0.25 to 1.00	25.07 to 26.02
2008	73,795,678	0.69 to 0.89	71,813,634	-		0.25 to 1.00	(37.77) to (37.30)
2007	78,763,001	1.09 to 1.44	127,924,400	1.70		0.25 to 1.00	4.19 to 4.98
2006	78,249,091	1.04 to 1.38	122,252,472	1.71		0.25 to 1.00	14.39 to 15.25
2005	82,652,676	0.90 to 1.21	117,323,992	1.60		0.25 to 1.00	3.61 to 4.39

MML Foreign Division
2009	5,390	1.29	6,942	2.15		0.50 to 0.70	28.37 to 28.63
2008[5]	196	1.00	197	-		0.50 to 0.70	0.00

MML Global Division
2009	2,284	1.27 to 1.28	2,909	0.78		0.50 to 0.70	31.04 to 31.30
2008[5]	3	0.97	3	-		0.50 to 0.70	(2.78) to (2.75)

MML Growth & Income Division
2009	6,653	1.18 to 1.19	7,875	2.63		0.50 to 0.70	26.77 to 27.02
2008[5]	396	0.93	370	-		0.50 to 0.70	(6.63) to (6.60)

MML Growth Allocation Division
2009	58,156	1.25	72,800	0.43		0.50 to 0.70	28.70 to 28.96
2008[5]	219	0.97	213	-		0.50 to 0.70	(2.74) to (2.71)

MML Growth Equity Division
2009[6]	-	-	-	-		-	-
2008	4,174,358	0.39 to 0.65	1,890,026	-		0.25 to 1.00	(43.29) to (42.86)
2007	4,047,822	0.68 to 1.15	3,199,362	0.48		0.25 to 1.00	3.35 to 4.13
2006	3,821,175	0.65 to 1.11	2,939,820	0.51		0.25 to 1.00	0.90 to 1.66
2005	3,396,011	0.64 to 1.10	2,573,254	0.48		0.25 to 1.00	2.85 to 3.62

MML Income & Growth Division
2009	8,942	1.12 to 1.13	10,051	1.14		0.50 to 0.70	17.23 to 17.47
2008[5]	4	0.96	4	-		0.50 to 0.70	(4.13) to (4.10)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Inflation-Protected and Income Division
2009	3,726,206	$1.19 to $1.34	$4,818,063	2.11%		0.25% to 1.00%	10.06% to 10.89%
2008	3,133,228	1.08 to 1.21	3,675,009	5.85		0.25 to 1.00	(5.31) to (4.60)
2007	2,211,272	1.14 to 1.27	2,728,063	4.29		0.25 to 1.00	6.44 to 7.24
2006	2,384,814	1.07 to 1.18	2,759,877	3.85		0.25 to 1.00	(0.03) to 0.72
2005	2,020,990	1.07 to 1.17	2,333,227	5.02	[4]	0.25 to 1.00	0.62 to 1.37

MML Large Cap Value Division
2009	7,472,693	1.16 to 1.17	8,149,468	1.16		0.25 to 1.00	29.33 to 30.31
2008	7,234,654	0.90	6,072,235	-		0.25 to 1.00	(39.90) to (39.44)
2007	7,481,556	1.48 to 1.49	10,356,133	1.00		0.25 to 1.00	3.19 to 3.97
2006	7,026,781	1.42 to 1.45	9,411,071	0.70		0.25 to 1.00	13.12 to 13.97
2005	6,442,457	1.25 to 1.28	7,605,314	0.75		0.25 to 1.00	8.20 to 9.01

MML Managed Bond Division
2009	26,093,305	1.29 to 1.83	54,621,370	4.34		0.25 to 1.00	9.11 to 9.93
2008	29,064,950	1.18 to 1.67	58,625,651	4.74		0.25 to 1.00	1.36 to 2.12
2007	31,318,605	1.17 to 1.63	67,034,489	5.22		0.25 to 1.00	6.03 to 6.83
2006	31,368,786	1.10 to 1.53	63,622,950	4.93		0.25 to 1.00	3.08 to 3.85
2005	25,537,499	1.07 to 1.42	46,543,862	4.72		0.25 to 1.00	1.34 to 2.10

MML Mid Cap Growth Division
2009	19,485	1.37 to 1.38	26,752	-		0.50 to 0.70	44.34 to 44.63
2008[5]	509	0.95	484	-		0.50 to 0.70	(4.89) to (4.86)

MML Mid Cap Value Division
2009	20,506	1.26	25,877	1.50		0.50 to 0.70	29.40 to 29.66
2008[5]	19	0.97	19	-		0.50 to 0.70	(2.50) to (2.47)

MML Moderate Allocation Division
2009[7]	22,348	1.24	27,644	0.39		0.50 to 0.70	25.03 to 25.28

MML Money Market Division
2009	34,759,587	1.09 to 1.35	53,960,073	0.05		0.25 to 1.00	(0.93) to (0.18)
2008	34,824,399	1.10 to 1.36	50,211,307	1.94		0.25 to 1.00	1.09 to 1.85
2007	21,676,978	1.09 to 1.33	26,178,489	4.60		0.25 to 1.00	3.68 to 4.47
2006	21,280,213	1.05 to 1.28	24,585,965	4.42		0.25 to 1.00	3.51 to 4.29
2005	27,453,620	1.01 to 1.12	30,246,574	2.66		0.25 to 1.00	1.64 to 2.40

MML NASDAQ-100® Division
2009	1,740,364	0.99 to 1.24	1,500,211	-		0.25 to 1.00	52.26 to 53.41
2008	1,524,598	0.65 to 0.81	895,811	-		0.25 to 1.00	(42.38) to (41.95)
2007	1,457,456	1.11 to 1.41	1,482,541	0.03		0.25 to 1.00	17.52 to 18.41
2006	1,472,918	0.94 to 1.20	1,263,519	0.05		0.25 to 1.00	5.72 to 6.51
2005	1,567,277	0.88 to 1.14	1,270,277	0.05		0.25 to 1.00	0.29 to 1.04

MML Small Cap Equity Division
2009	10,624,798	1.03 to 1.34	13,195,600	0.52		0.25 to 1.00	35.19 to 36.21
2008	8,537,554	0.76 to 0.98	7,925,953	-		0.25 to 1.00	(38.85) to (38.38)
2007	8,290,756	1.24 to 1.60	12,563,900	0.74		0.25 to 1.00	(2.19) to (1.45)
2006	8,111,367	1.27 to 1.62	12,549,453	0.41		0.25 to 1.00	9.40 to 10.22
2005	7,862,155	1.16 to 1.33	11,086,914	0.27	[4]	0.25 to 1.00	(1.20) to (0.45)

MML Small Cap Growth Equity Division
2009	6,634,417	1.04 to 1.24	7,722,853	-		0.25 to 1.00	37.03 to 38.06
2008	5,992,072	0.75 to 0.91	5,098,783	-		0.25 to 1.00	(39.15) to (38.69)
2007	6,396,117	1.22 to 1.49	8,643,629	0.12		0.25 to 1.00	8.53 to 9.35
2006	6,308,122	1.12 to 1.38	7,760,573	-		0.25 to 1.00	8.01 to 8.82
2005	6,153,126	1.03 to 1.27	6,885,418	-		0.25 to 1.00	10.46 to 11.29

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Small Cap Index Division
2009	15,176	$1.16	$17,573	1.01%		0.50% to 0.70%	23.93% to 24.18%
2008[5]	1,026	0.93	959	-		0.50 to 0.70	(6.59) to (6.56)

MML Small Company Opportunities Division
2009	-	-	-	-		0.25 to 1.00	(8.98) to (8.75)
2008	2,009,798	0.86 to 1.16	2,241,878	0.24		0.25 to 1.00	(40.20) to (39.75)
2007	1,797,556	1.44 to 1.92	3,347,308	-		0.25 to 1.00	(8.01) to (7.32)
2006	1,319,843	1.56 to 2.07	2,662,289	-		0.25 to 1.00	14.30 to 15.16
2005	729,418	1.37 to 1.80	1,279,520	-	[4]	0.25 to 1.00	9.85 to 10.68

MML Small/Mid Cap Value Division
2009	24,426	1.33 to 1.34	32,587	1.28		0.50 to 0.70	41.73 to 42.01
2008[5]	43	0.94	40	-		0.50 to 0.70	(5.89) to (5.86)

Oppenheimer Balanced Division
2009	1,549,852	1.20 to 1.83	1,867,211	-		0.30 to 0.75	20.98 to 21.53
2008	1,693,813	0.99 to 1.50	1,688,335	2.83		0.30 to 0.75	(43.89) to (43.64)
2007	1,809,949	1.76 to 2.67	3,209,256	2.49		0.30 to 0.75	3.01 to 3.47
2006	1,831,327	1.71 to 2.58	3,147,406	2.13		0.30 to 0.75	10.32 to 10.81
2005	1,842,071	1.55 to 2.33	2,866,875	1.70		0.30 to 0.75	3.11 to 3.58

Oppenheimer Capital Appreciation Division
2009	43,934,621	0.81 to 1.08	51,519,653	0.32		0.25 to 1.00	43.08 to 44.16
2008	44,889,631	0.56 to 0.76	37,189,312	0.14		0.25 to 1.00	(46.06) to (45.65)
2007	44,723,060	1.03 to 1.40	69,155,367	0.22		0.25 to 1.00	13.01 to 13.86
2006	43,466,470	0.91 to 1.24	59,766,453	0.37		0.25 to 1.00	6.88 to 7.68
2005	42,058,279	0.84 to 1.16	55,273,128	0.89		0.25 to 1.00	4.06 to 4.84

Oppenheimer Core Bond Division
2009	9,092,953	0.77 to 1.03	8,508,480	-		0.25 to 1.00	8.52 to 9.34
2008	9,269,030	0.71 to 0.94	7,990,339	4.51		0.25 to 1.00	(39.66) to (39.20)
2007	8,801,503	1.17 to 1.55	12,562,252	4.90		0.25 to 1.00	3.35 to 4.13
2006	8,212,158	1.13 to 1.49	11,345,570	5.22		0.25 to 1.00	4.23 to 5.02
2005	8,134,363	1.09 to 1.27	10,800,107	4.96		0.25 to 1.00	1.57 to 2.33

Oppenheimer Global Securities Division
2009	35,215,163	1.31 to 1.45	65,965,703	2.20		0.25 to 1.00	38.38 to 39.42
2008	35,849,889	1.05 to 1.64	49,244,187	1.55		0.25 to 1.00	(40.78) to (40.34)
2007	35,640,444	1.57 to 1.77	84,011,001	1.28		0.25 to 1.00	5.26 to 6.05
2006	34,064,983	1.48 to 1.69	77,421,284	0.98		0.25 to 1.00	16.52 to 17.40
2005	31,013,195	1.26 to 1.45	62,118,410	0.98		0.25 to 1.00	13.17 to 14.02

Oppenheimer High Income Division
2009	18,618,630	0.32 to 0.39	7,001,125	-		0.25 to 1.00	24.07 to 25.00
2008	8,424,602	0.25 to 0.31	2,631,958	7.38		0.25 to 1.00	(78.88) to (78.73)
2007	8,451,774	1.21 to 1.45	12,521,291	6.96		0.25 to 1.00	(1.10) to (0.35)
2006	7,465,740	1.22 to 1.45	11,318,681	7.33		0.25 to 1.00	8.34 to 9.15
2005	7,384,700	1.13 to 1.33	10,357,580	6.60		0.25 to 1.00	1.30 to 2.06

Oppenheimer International Growth Division
2009	12,070,404	1.40 to 1.59	16,817,186	1.43		0.25 to 1.00	37.86 to 38.90
2008	11,025,518	1.01 to 1.15	11,185,339	1.06		0.25 to 1.00	(43.21) to (42.78)
2007	9,340,170	1.76 to 2.03	16,918,009	0.83		0.25 to 1.00	11.48 to 12.33
2006	7,525,936	1.57 to 1.82	12,380,173	0.57		0.25 to 1.00	29.49 to 30.46
2005	5,711,747	1.20 to 1.40	7,318,788	0.78		0.25 to 1.00	12.93 to 13.78

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer Main Street Division
2009	16,908,351	$0.90 to $1.09	$16,715,236	1.87%	0.25% to 1.00%	27.01% to 27.97%
2008	16,992,937	0.70 to 0.86	13,314,701	1.52	0.25 to 1.00	(39.08) to (38.62)
2007	16,805,849	1.14 to 1.41	21,631,175	0.97	0.25 to 1.00	3.38 to 4.16
2006	16,475,498	1.10 to 1.37	20,492,507	1.11	0.25 to 1.00	13.88 to 14.74
2005	16,034,852	0.96 to 1.20	17,750,200	1.31	0.25 to 1.00	4.92 to 5.71

Oppenheimer Main Street Small Cap Division
2009	1,723,162	1.87 to 1.94	3,250,524	0.87	0.30 to 0.75	36.17 to 36.79
2008	1,909,241	1.38 to 1.42	2,637,202	0.51	0.30 to 0.75	(38.29) to (38.02)
2007	2,060,137	2.23 to 2.29	4,609,268	0.31	0.30 to 0.75	(1.95) to (1.51)
2006	2,360,279	2.27 to 2.33	5,396,830	0.15	0.30 to 0.75	14.14 to 14.65
2005	2,183,856	1.99 to 2.03	4,370,534	-	0.30 to 0.75	9.10 to 9.59

Oppenheimer MidCap Division
2009	28,446,709	0.47 to 0.93	28,826,998	-	0.25 to 1.00	31.29 to 32.28
2008	28,216,561	0.36 to 0.71	22,026,712	-	0.25 to 1.00	(49.57) to (49.19)
2007	28,919,595	0.70 to 1.41	45,073,917	-	0.25 to 1.00	5.27 to 6.07
2006	28,853,806	0.66 to 1.34	43,449,488	-	0.25 to 1.00	1.93 to 2.70
2005	28,710,006	0.65 to 1.31	43,167,129	-	0.25 to 1.00	11.21 to 12.05

Oppenheimer Money Division
2009	9,859,783	1.36 to 1.60	12,998,461	0.33	0.30 to 0.75	(0.43) to 0.02
2008	10,307,134	1.36 to 1.60	13,642,681	2.72	0.30 to 0.75	2.01 to 2.47
2007	9,944,623	1.33 to 1.56	12,899,626	4.85	0.30 to 0.75	4.20 to 4.67
2006	9,790,601	1.28 to 1.49	12,158,686	4.60	0.30 to 0.75	3.94 to 4.40
2005	9,470,144	1.23 to 1.43	11,291,985	2.74	0.30 to 0.75	2.10 to 2.55

Oppenheimer Strategic Bond Division
2009	10,529,486	1.30 to 1.82	18,465,839	0.49	0.25 to 1.00	17.65 to 18.53
2008	10,341,210	1.11 to 1.54	15,368,549	4.84	0.25 to 1.00	(15.06) to (14.42)
2007	9,319,044	1.30 to 1.80	16,223,026	3.34	0.25 to 1.00	8.59 to 9.42
2006	8,108,787	1.20 to 1.64	13,064,971	4.02	0.25 to 1.00	6.42 to 7.22
2005	6,990,197	1.13 to 1.50	10,636,966	4.19	0.25 to 1.00	1.65 to 2.41

Panorama Growth Division
2009	814,996	0.82 to 0.84	680,475	1.99	0.60 to 0.75	28.22 to 28.41
2008	916,334	0.64 to 0.65	596,763	1.77	0.60 to 0.75	(38.88) to (38.79)
2007	1,470,155	1.04 to 1.07	1,563,342	1.16	0.60 to 0.75	4.07 to 4.22
2006	1,508,441	1.00 to 1.03	1,541,572	1.20	0.60 to 0.75	13.82 to 13.99
2005	1,454,955	0.88 to 0.90	1,305,890	1.61	0.60 to 0.75	5.62 to 5.78

Panorama Total Return Division
2009	449,217	0.88 to 0.93	417,604	-	0.60 to 0.75	18.89 to 19.06
2008	710,542	0.74 to 0.78	556,429	3.33	0.60 to 0.75	(39.11) to (39.02)
2007	772,868	1.21 to 1.29	994,234	3.28	0.60 to 0.75	5.03 to 5.19
2006	1,033,270	1.15 to 1.23	1,267,312	2.31	0.60 to 0.75	10.87 to 11.03
2005	883,033	1.04 to 1.11	976,855	2.71	0.60 to 0.75	4.00 to 4.15

PIMCO Commodity Real Return Strategy Division
2009	12,860	1.26	16,236	5.09	0.50 to 0.70	40.63 to 40.91
2008[5]	9	0.90	8	-	0.50 to 0.70	(0.10)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

T. Rowe Price Blue Chip Growth Division
2009	3,044,135	$1.16 to $1.38	$4,045,626	-%		0.25% to 1.00%	40.77% to 41.83%
2008	3,093,981	0.83 to 0.97	2,910,070	0.11		0.25 to 1.00	(43.08) to (42.65)
2007	2,602,779	1.45 to 1.70	4,299,949	0.47		0.25 to 1.00	11.61 to 12.46
2006	2,146,683	1.30 to 1.51	3,169,404	0.34		0.25 to 1.00	8.58 to 9.39
2005	1,592,328	1.20 to 1.38	2,160,104	0.14		0.25 to 1.00	4.89 to 5.67

T. Rowe Price Equity Income Division
2009	7,204,568	1.19 to 1.42	9,897,056	2.02		0.25 to 1.00	24.35 to 25.29
2008	6,713,408	0.96 to 1.14	7,395,548	2.43		0.25 to 1.00	(36.75) to (36.27)
2007	5,618,495	1.52 to 1.78	9,762,860	1.77		0.25 to 1.00	2.23 to 3.00
2006	4,339,821	1.48 to 1.73	7,353,035	1.65		0.25 to 1.00	17.79 to 18.67
2005	3,234,003	1.26 to 1.46	4,635,938	1.75		0.25 to 1.00	2.89 to 3.66

T. Rowe Price Limited-Term Bond Division
2009	490,001	1.53	748,807	3.50		0.60	7.66
2008	450,443	1.42	639,396	4.01		0.60	0.95
2007	237,878	1.41	334,498	4.32		0.60	4.86
2006	247,154	1.34	331,447	3.97		0.60	3.45
2005	314,012	1.30	407,067	3.56		0.60	1.14

T. Rowe Price Mid-Cap Growth Division
2009	21,775,816	1.46 to 2.19	37,514,690	-		0.25 to 1.00	44.20 to 45.28
2008	22,927,955	1.01 to 1.51	27,358,219	-		0.25 to 1.00	(40.36) to (39.91)
2007	23,407,847	1.70 to 2.51	46,873,414	0.22		0.25 to 1.00	16.34 to 17.22
2006	23,841,172	1.46 to 2.14	40,950,385	-		0.25 to 1.00	5.58 to 6.37
2005	24,195,582	1.38 to 1.46	39,403,524	-		0.25 to 1.00	13.60 to 14.45

T. Rowe Price New America Growth Division
2009	1,577,233	0.99 to 1.21	1,593,130	-		0.30 to 0.75	48.65 to 49.32
2008	1,497,225	0.67 to 0.81	1,017,852	-		0.30 to 0.75	(38.70) to (38.43)
2007	1,484,920	1.09 to 1.32	1,646,992	-		0.30 to 0.75	12.93 to 13.44
2006	1,402,287	0.96 to 1.16	1,379,218	0.05		0.30 to 0.75	6.53 to 7.01
2005	1,341,066	0.90 to 1.09	1,237,855		-	0.30 to 0.75	3.69 to 4.16

Templeton Foreign Securities Division
2009	8,077,810	1.36 to 1.50	10,877,673	3.12		0.25 to 1.00	35.68 to 36.70
2008	7,835,954	1.00 to 1.11	7,758,890	2.41		0.25 to 1.00	(40.97) to (40.53)
2007	7,407,487	1.67 to 1.88	12,383,788	1.96		0.25 to 1.00	14.30 to 15.17
2006	6,650,703	1.45 to 1.64	9,687,757	1.27		0.25 to 1.00	20.24 to 21.14
2005	5,016,877	1.20 to 1.37	6,049,274	1.18		0.25 to 1.00	9.07 to 9.89

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized policy expenses of Separate Account I, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

[4]

In 2006, Separate Account I restated its previously reported investment income ratio for 2005. This restatement had no impact on the Divisions’ previously reported net assets, net asset value per share or total return.

[5]	For the period November 3, 2008 (commencement of operations) through December 31, 2008.

[6]	In 2009, MML Growth Equity Division was replaced by MML Blue Chip Growth Division.

[7]	For the period March 9, 2009 (commencement of operations) through December 31, 2009.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	Separate Account I assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within Separate Account I. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	$0 - $12 per month per policy
These charges are assessed through the redemption of units.

Asset Charge/Mortality and Expense Risk Charge	Effective annual rate of 0.15% - 1.00% of the policy’s average daily net assets held in Separate Account I.
This charge is assessed through a reduction in unit values.

Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk $0.08 to $83.33 per $1,000 of face amount
This charge is assessed through a redemption of units.

Face Amount Charge	$0.00 - $1.79 per month per $1,000 face amount of policy; or charge is based on the initial selected face amount of the Policy, the issue age of the insured, and the Policy year in which the deduction is made.
This charge is assessed through a redemption of units.

Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge	$0.00 - $83.33 per month per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.
These charges are assessed through a redemption of units.

Loan Interest Rate Expense Charge	Effective annual rate of 0.00% - 1.00% of the loan amount
This charge is assessed through a redemption of units.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

Rider Charges:
The rider charges do not apply to all segments within Separate Account I These charges are assessed through a redemption of units.

A. Accidental Death Benefit	$0.04 - $0.12929 per $1,000 of coverage

B. Additional Insurance	$0.01 to $82.50 per $1,000 of insurance risk $0.00 to $0.41 per $1,000 of face amount

C. Death Benefit Guarantee	$0.01 per $1,000 of face amount

D. Disability Benefit	$0.00 to $0.28 per $1 of monthly deductions $0.00 to $0.04 per $1 of specified benefit amount $0.00 to $0.32 per $100 of specified benefit amount $0.009 to $0.149 per $1 of specified premium

E. Estate Protection	$0.00 to $21.96 per $1,000 of insurance risk

F. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

G. Insurability Protection	$0.043 to $0.179 per $1,000 of rider face amount

H. Other Insured	$0.01 to $79.16 per $1,000 of insurance risk

I. Survivorship Term	$0.00 to $80.83 per $1,000 of insurance risk $0.00 to $0.30 per $1,000 of face amount

J. Waiver of Monthly Charges	$0.00 to $0.349 per $1 of monthly deductions

K. Waiver of Specified Premium	$0.00 to $0.28 per $1 of monthly deduction $0.00 to $0.04 per $1 of specified premium amount

L. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of face amount

M. Underwriting Charge	$0.01 to $0.06 per $1,000 of selected face amount

N. Term Rider	$0.02 to $5.90 per $1,000 of amount at risk

9.	FUND REPLACEMENT

In 2009, MML Growth Equity Division was replaced by MML Blue Chip Growth Division. The former division had the contract value transferred to the current division.

Replaced Fund (no longer available)	Replacement Fund	Former Division	Current Division

Fund re-named
MML Growth Equity Fund	MML Blue Chip Growth Fund	MML Growth Equity Division	MML Blue Chip Growth Division

10.	SUBSEQUENT EVENTS

The Account’s management has reviewed events occurring through February 23, 2010, the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2009 and 2008, and the related statutory statements of income (loss), changes in surplus, and cash flows for each of the years in the three-year period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2009 and 2008, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2009. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2009, on the basis of accounting described in Note 2.

As discussed in the notes to the statutory financial statements, the Company changed its accounting for other-than-temporary impairments of structured securities (Notes 2c and 3) in 2008 and 2009 and variable annuity reserves (Note 2c) and deferred income tax assets (Notes 2c and 3) in 2009. In addition, the Company changed its method for valuing common stock of affiliates to include equity in noncontrolling interests (Note 4d) in 2009.

/s/ KPMG LLP

February 19, 2010

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2009	2008
	(In Millions)

Assets:

Bonds	$46,722	$45,165
Preferred stocks	128	126
Common stocks - subsidiaries and affiliates	3,618	2,200
Common stocks - unaffiliated	241	265
Mortgage loans	11,090	11,876
Policy loans	8,486	8,885
Real estate	1,095	1,085
Partnerships and limited liability companies	4,813	5,220
Derivatives and other invested assets	2,503	3,616
Cash, cash equivalents and short-term investments	2,251	2,621

Total invested assets	80,947	81,059

Investment income due and accrued	668	690
Federal income taxes	—	220
Deferred income taxes	1,106	512
Other than invested assets	842	864

Total assets excluding separate accounts	83,563	83,345

Separate account assets	37,766	30,949

Total assets	$121,329	$114,294

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, continued

	December 31,
	2009	2008
	(In Millions)

Liabilities:

Policyholders’ reserves	$61,953	$60,570
Liabilities for deposit-type contracts	2,809	3,921
Contract claims and other benefits	286	258
Policyholders’ dividends	1,236	1,355
General expenses due or accrued	720	768
Federal income taxes	57	—
Asset valuation reserve	1,142	395
Securities sold under agreements to repurchase	3,439	3,414
Commercial paper	250	250
Derivative collateral	1,809	2,903
Other liabilities	611	1,145

Total liabilities excluding separate accounts	74,312	74,979

Separate account liabilities	37,758	30,852

Total liabilities	112,070	105,831

Surplus	9,259	8,463

Total liabilities and surplus	$121,329	$114,294

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME (LOSS)

	Years Ended December 31,
	2009	2008	2007
	(In Millions)

Revenue:

Premium income	$12,392	$13,238	$12,837
Net investment income	4,071	4,863	4,617
Reserve adjustments on reinsurance ceded	82	61	41
Fees and other income	489	258	414

Total revenue	17,034	18,420	17,909

Benefits and expenses:

Policyholders’ benefits	11,364	11,032	10,564
Change in policyholders’ reserves	2,021	4,400	3,572
General insurance expenses	1,270	1,028	1,063
Commissions	522	535	523
State taxes, licenses and fees	131	121	124

Total benefits and expenses	15,308	17,116	15,846

Net gain (loss) from operations before dividends and federal income taxes	1,726	1,304	2,063

Dividends to policyholders	1,211	1,332	1,373

Net gain (loss) from operations before federal income taxes	515	(28)	690

Federal income tax (benefit) expense	(57)	(268)	119

Net gain (loss) from operations	572	240	571

Net realized capital gains (losses) after tax and transfers to interest maintenance reserve	(861)	(1,233)	(431)

Net income (loss)	$(289)	$(993)	$140

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2009	2008	2007
	(In Millions)

Surplus, beginning of year	$8,463	$8,008	$7,027

Increase (decrease) due to:
Net income (loss)	(289)	(993)	140
Change in net unrealized capital gains (losses), net of tax	737	(9)	455
Change in net unrealized foreign exchange capital gains (losses), net of tax	112	(78)	56
Change in net deferred income taxes	59	278	319
Change in nonadmitted assets	(108)	365	(96)
Change in reserve valuation basis	—	98	—
Change in asset valuation reserve	(747)	1,120	179
Change in surplus notes	740	—	—
Cumulative effect of accounting changes	(70)	(7)	—
Prior period adjustments	(25)	(33)	(87)
Aggregate write-ins for deferred income taxes	293	—	—
Change in minimum liability included in surplus	148	(343)	16
Other	(54)	57	(1)

Net increase (decrease)	796	455	981

Surplus, end of year	$9,259	$8,463	$8,008

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2009	2008	2007
	(In Millions)

Cash from operations:
Premium and other income collected	$12,982	$13,535	$13,270
Net investment income	3,814	4,801	4,605
Benefit payments	(11,236)	(10,906)	(10,416)
Net transfers from (to) separate accounts	(796)	(366)	(1,585)
Commissions and other expenses	(1,756)	(2,211)	(1,694)
Dividends paid to policyholders	(1,330)	(1,367)	(1,227)
Federal and foreign income taxes recovered (paid)	484	(10)	(205)

Net cash from operations	2,162	3,476	2,748

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	14,846	16,004	14,683
Common stocks - unaffiliated	379	526	903
Mortgage loans	1,222	1,133	1,652
Real estate	13	142	379
Other	668	1,550	857

Total investment proceeds	17,128	19,355	18,474

Cost of investments acquired:
Bonds	(16,373)	(21,520)	(14,657)
Common stocks - unaffiliated	(232)	(300)	(528)
Mortgage loans	(542)	(1,776)	(2,962)
Real estate	(121)	(100)	(186)
Other	(1,151)	(1,890)	(2,219)

Total investments acquired	(18,419)	(25,586)	(20,552)
Net (increase) decrease in policy loans	400	(581)	(505)

Net cash from investments	(891)	(6,812)	(2,583)

Cash from financing and other sources:
Net deposits (withdrawals) on deposit-type contracts	(1,217)	(391)	492
Cash provided from surplus notes	740	—	249
Net securities sold (bought) under agreements to repurchase	25	1,363	868
Change in derivative collateral	(1,094)	2,349	267
Other cash provided (applied)	(95)	70	(131)

Net cash from financing and other sources	(1,641)	3,391	1,745

Net change in cash, cash equivalents and short-term investments	(370)	55	1,910
Cash, cash equivalents and short-term investments, beginning of year	2,621	2,558	656
Cash, cash equivalents and short-term investments nonadmitted	—	8	(8)

Cash, cash equivalents and short-term investments, end of year	$2,251	$2,621	$2,558

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include the accounts of Massachusetts Mutual Life Insurance Company (“the Company”), which is organized as a mutual life insurance company.

MassMutual Financial Group (“MMFG”) is comprised of the Company and its subsidiaries. MMFG is a global, diversified financial services organization providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products, investment management, mutual funds, and trust services to individual and institutional customers.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the “Division”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States of America (“U.S.”) generally accepted accounting principles (“GAAP”). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas U.S. GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon prescribed methodologies, such as the Commissioners’ Reserve Valuation Method or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas U.S. GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, persistency and interest assumptions; (c) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (d) beginning with the third quarter of 2008 and through the second quarter of 2009, the Company utilized undiscounted cash flows to determine impairments on structured securities, whereas U.S. GAAP would require the use of discounted cash flows; (e) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (f) payments received for universal and variable life insurance products and variable annuities are reported as premium income and change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (g) majority-owned noninsurance subsidiaries and variable interest entities where the Company is the primary beneficiary and certain other controlled entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities; (h) surplus notes are reported in surplus, whereas U.S. GAAP would report these notes as liabilities; (i) assets are reported at admitted asset value and nonadmitted assets are excluded through a charge against surplus, whereas U.S. GAAP records these assets net of any valuation allowance; (j) reinsurance reserve credits, unearned ceded premium, and unpaid ceded claims are reported as a reduction of policyholders’ reserves or liabilities for deposit-type contracts whereas U.S. GAAP would report these balances as an asset; (k) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships and limited liability companies (“LLC”) as well as credit-related declines in the value of bonds, mortgage loans and certain derivatives to the extent AVR is greater than zero for the appropriate asset category, whereas U.S. GAAP does not record this reserve; (l) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (m) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (n) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

and losses and foreign currency translations as other comprehensive income; (o) a prepaid asset and/or a liability is recorded for the difference between the fair value of the pension and other postretirement (“Plan”) assets and the accumulated benefit obligation (which excludes nonvested employees) with the change recorded in surplus, whereas for U.S. GAAP purposes, the over/underfunded status of a plan, which is the difference between the fair value of the plan assets and the projected benefit obligation, is recorded as an asset or liability on the Statements of Financial Position with the change recorded through accumulated other comprehensive income; (p) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; and (q) certain group annuity and variable universal life contracts, which do not pass-through all investment gains to contract holders, are maintained in the separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts in the general investments of the company.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments, the liabilities for future policyholders’ reserves and deposit-type contracts, the amount of mortgage loan investment valuation reserves, real estate held for sale, other-than-temporary impairments (“OTTI”) and the liability for taxes. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency and asset valuations and defaults, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

Under statutory accounting principles, corrections of prior year errors are recorded in surplus on a pretax basis. The following summarizes corrections of prior year errors as of December 31, 2009:

	Correction of Prior Years’ Income	Corrections of Prior Years’ Statement of Changes to Surplus	Impact on Surplus of Error Correction	Correction of Asset or Liability Balances
	(In Millions)

Policyholders’ reserves	$(29)	$—	$(29)	$29
Partnership income	—	(8)	(8)	8
Reinsurance	3	—	3	(3)
Prepaid commission	1	—	1	(1)

Total	$(25)	$(8)	$(33)	$33

As a result of the net activity above, the Company recorded, in the Statutory Statements of Changes in Surplus for the year ended December 31, 2009, a net decrease of $25 million through prior period adjustments and a net decrease of $8 million through the change in net unrealized capital gains (losses).

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes corrections of prior year errors as of December 31, 2008:

	Correction of Prior Years’ Income	Corrections of Prior Years’ Statement of Changes to Surplus	Impact on Surplus of Error Correction	Correction of Asset or Liability Balances
	(In Millions)

Separate account guarantee reserve	$(52)	$—	$(52)	$52
Nonadmitted prepaid commission	—	(33)	(33)	33
Investment income recognition	(21)	—	(21)	21
Cumulative overstatement of partnerships and LLCs net unrealized capital gains	(6)	6	—	—
Capitalized software asset impairment	(2)	—	(2)	2
Prepaid commission	33	—	33	(33)
Policyholders’ reserves	6	—	6	(6)
Intangible asset	5	—	5	(5)
Reinsurance	2	—	2	(2)
Policy loan	2	—	2	(2)

Total	$(33)	$(27)	$(60)	$60

As a result of the net activity above, the Company recorded, in the Statutory Statements of Changes in Surplus for the year ended December 31, 2008, a net decrease of $33 million through prior period adjustments, a net decrease of $33 million through the change in nonadmitted assets and a net increase of $6 million through the change in net unrealized capital gains (losses).

The following summarizes corrections of prior year errors as of December 31, 2007:

	Correction of Prior Years’ Income	Corrections of Prior Years’ Statement of Changes to Surplus	Impact on Surplus of Error Correction	Correction of Asset or Liability Balances
	(In Millions)

Cumulative overstatement of partnerships and LLCs net unrealized capital gains	$(100)	$100	$—	$—
Annuity reserve	(5)	—	(5)	5
Postemployment benefits for employee severance plans	(3)	—	(3)	3
Tax settlement	5	—	5	(5)
Policyholders’ reserves	5	—	5	(5)
Dividend accumulation liability	5	—	5	(5)
Reinsurance	4	—	4	(4)
Other	2	—	2	(2)

Total	$(87)	$100	$13	$(13)

As reflected in the preceding table, the Company incorrectly recorded $100 million of distributions from partnerships and LLCs as income rather than as a return of capital. In addition, unrealized losses were incorrectly recorded for the related changes in the values of partnerships due to distributions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As a result of the net activity above, the Company recorded, in the Statutory Statements of Changes in Surplus for the year ended December 31, 2007, a net decrease of $87 million through prior period adjustments and a net increase of $100 million through the change in net unrealized capital gains (losses).

Certain 2008 and 2007 balances have been reclassified to conform to the current year presentation.

c.	Change in accounting principles and methodology

Pursuant to confirmation from the Division, the Company began utilizing undiscounted cash flows to determine OTTI for structured securities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 43, “Loan-backed and Structured Securities,” prospectively beginning with the quarter ended September 30, 2008. Prior to July 1, 2008, resulting cash flows were discounted at spreads consistent with the structured and loan-backed security market’s weakness and the uncertainty around the magnitude and timing of cash flows. Had this change to SSAP No. 43 not been made, the Company’s total assets, net income and surplus for the year ended December 31, 2008 under the previous approach would have been reduced by approximately $275 million.

In 2009, the NAIC issued additional guidance related to OTTI. Refer to Note 3 “New accounting standards” for discussion of SSAP 43R.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued new guidance for employers’ accounting for defined benefit pension and other postretirement plans. One provision of this guidance required an employer to measure the funded status of pension and other postretirement plans as of the date of its year end statement of financial position and to modify disclosures. This provision was effective December 31, 2008. For statutory reporting, the Company elected to use the alternative method for the change in measurement date which takes the fifteen month change in net periodic benefit cost, which is consistent with U.S. GAAP. The Company estimated the three month portion applicable to the preceding year as three fifteenths of the total amount related to the change in measurement date and recorded $7 million as a change in accounting principle through prior year surplus. The remaining twelve month portion of the net periodic benefit cost is reflected in the Statutory Statements of Income (Loss) as part of general insurance expenses for the year ended December 31, 2008.

During 2008, the Company, in accordance with accepted actuarial methods, requested and received permission from the Division to use: (a) Company specific experience X factors and 20-year select factors for certain individual life insurance policies; and (b) the 1980 Commissioners’ Standard Ordinary 4.5% mortality valuation table rather than the 1980 Commissioners’ Standard Ordinary 4.0% mortality valuation table for certain individual life policies. As a result of these changes in reserve valuation basis, the Company recorded a reduction to policyholders’ reserves of $98 million as of December 31, 2008 and a corresponding increase in the Statutory Statements of Changes in Surplus for the year ended December 31, 2008.

The AVR includes four subcomponents. The equity subcomponents include common stock and real estate and the default subcomponents include bonds and mortgage loans. Beginning in the first quarter of 2009, the Company changed its calculation of the AVR to include the transfer of a portion of any subcomponent that is negative to its corresponding subcomponent, as permitted by the Annual Statement instructions. The cumulative impact of this change in accounting is less than $1 million as of December 31, 2009 and is recorded as an increase to surplus.

Effective December 31, 2009, new statutory guidance was issued applying to variable annuity reserves. This new guidance sets forth a principle-based reserve standard designed to improve statutory reserving for variable annuity products with guaranteed death and living benefits. The scope of this guidance includes all individual and group, deferred and immediate variable annuities as well as other contracts involving certain guaranteed benefits similar to those offered with variable annuities. This guidance applies to in force contracts issued after January 1, 1981.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The NAIC is currently using a similar approach to calculate risk-based capital for these products. The methodology of this guidance is based on that approach and facilitates a framework so companies may determine both reserve and risk-based capital in a consistent calculation.

Actuarial Guideline 43 (“CARVM for Variable Annuities”) became effective December 31, 2009 and was used in the calculation of reserves for guaranteed minimum death, accumulation, income and withdrawal benefits as of December 31, 2009. This guideline replaced Actuarial Guideline 34 (“Variable Annuity Minimum Guaranteed Death Benefit Reserves”) and Actuarial Guideline 39 (“Reserves for Variable Annuities with Guaranteed Living Benefits”), which were used in the calculation of reserves prior to December 31, 2009. The reserves held for guaranteed minimum death, accumulation, income and withdrawal benefits were $505 million and $732 million, as of December 31, 2009 and 2008, respectively.

During the fourth quarter of 2009, the Company reviewed its reversal pattern with respect to the gross deferred tax asset that relates to the deferred and uncollected premium reserve. Historically, this gross deferred tax asset was not treated as reversing within one year of the balance sheet date. Upon further review, it was determined that this deferred tax asset reverses in its entirety within one year. The effect of this change is included in surplus on the Company’s Statutory Statements of Financial Position as of December 31, 2009 totaling approximately $204 million.

See additional disclosures regarding change in methodology in Note 4d. “Common stocks - subsidiaries and affiliates” and changes in accounting in Note 3 “New accounting standards.”

d.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method with the exception of NAIC category 6 bonds which are carried at the lower of amortized cost or fair value and residential mortgage-backed securities (“RMBS”), which were rated by an outside modeler. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed securities (“ABS”), mortgage-backed securities (“MBS”), including RMBS and commercial mortgage-backed securities (“CMBS”), and structured securities, including Collateralized Debt Obligations (“CDOs”), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies for each type of security. Certain high quality fixed income securities follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. All other fixed income securities, such as floating rate bonds and interest only securities, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates, and collateral values, among others. Structure characteristics and results of cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2cc. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Preferred stocks

Generally, preferred stocks in good standing are valued at amortized cost. Preferred stocks not in good standing, those which are rated four through six by the Securities Valuation Office (“SVO”), are valued at the lower of amortized cost or fair value. Fair values of preferred stocks are based on quoted market prices, when available. For preferred stocks without readily ascertainable market values, the Company estimates fair value using broker-dealer quotations or internal models. These models use inputs that are not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation, and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2cc. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

f.	Common stocks - subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily MassMutual Holding LLC (“MMHLLC”), are accounted for using the statutory equity method. The Company accounts for the value of its investment in its subsidiary, MMHLLC, at its underlying U.S. GAAP net equity, including controlling and noncontrolling interest beginning January 1, 2009, adjusted for certain nonadmitted and intangible assets. Operating results, less dividend distributions, for MMHLLC are reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus. Dividend distributions received from MMHLLC are recorded in net investment income. Dividend distributions to the Company are limited to MMHLLC’s U.S. GAAP retained earnings. The cost basis of common stocks - subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary consistent with common stocks - unaffiliated.

Refer to Note 2cc. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

g.	Common stocks - unaffiliated

The fair value of common stocks is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values from other third parties are unavailable, fair values are determined by management using estimates based upon internal models. Typical inputs integrated in the Company’s internal models include estimates based upon comparable company analysis, fundamental impact analysis, broker quotes and last traded price.

Refer to Note 2cc. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

h.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium and discount, valuation allowances, nonrefundable commitment fees and mortgage interest points. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Mezzanine loans are subordinate to senior secured first liens but are underwritten to maximize the control and/or remedies available to the mezzanine lender. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The Company performs annual internal reviews and appraisals to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable the Company will obtain an appraisal from an external appraiser.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over the net value of its collateral. Collectability and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded in net unrealized capital gains (losses) in surplus. If there is a significant change in the net value of the collateral, the valuation allowance will be adjusted. At no time will the net carrying amount of the loan exceed the recorded investment in the loan. When an event occurs resulting in an OTTI, previously recorded valuation allowance adjustments are reversed from unrealized capital losses and a direct write-down is recorded as OTTI in realized capital losses.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection of interest is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the original or modified mortgage loan agreement.

Refer to Note 2cc. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

i.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. Unsecured amounts were less than $1 million as of December 31, 2009 and $1 million as of December 31, 2008, which were nonadmitted. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Variable rate policy loans are adjusted at least annually and their carrying value approximates the fair value. For loans issued with a fixed interest rate, fair value is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

j.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

When an investment in real estate, held for the production of income is transferred to real estate, held for sale, it is transferred at the lower of depreciated cost or fair value, less selling costs. Real estate classified as held for sale is not depreciated. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when fair value less selling costs is below depreciated cost and are included in realized capital losses.

Real estate acquired in satisfaction of debt is recorded at the lower of cost or fair value at the date of foreclosure and is classified as held for sale.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties on an annual basis. If an external appraisal is not obtained, an internal appraisal is performed.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Refer to Note 2cc. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

k.	Partnerships and limited liability companies

Partnerships and limited liability companies (“LLCs”), except for partnerships which generate low income housing tax credits (“LIHTC”), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships which generate LIHTC are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2cc “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

l.	Derivatives and other invested assets

Derivatives and other invested assets consist of investments in derivative financial instruments and other miscellaneous investments.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. In addition, the Company models a limited number of these instruments internally. These quotations are compared to internally derived prices and a price challenge is lodged with the independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. Ultimately, the Company utilizes the internally derived value as its measurement of fair value for these instruments. When quotes from independent sources are not reliable, the internally derived value is recorded. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

m.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in money market mutual funds, commercial paper, and securities purchased under agreements to resell are classified as short-term investments.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has entered into contracts for securities purchased under agreements to resell whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Securities purchased under agreements to resell are accounted for as collateralized loans, with the cash paid for the securities included in the Statutory Statements of Cash Flows as a short-term investment. The underlying securities are not recorded as investments owned by the Company, but instead serve as collateral related to these short-term investments. The difference between the amount paid and the amount at which the securities will be subsequently resold is reported as interest income in net investment income. At purchase, the Company requires collateral in the form of securities having a fair value of a minimum of 102% of the securities’ purchase price. If at anytime the fair value of the collateral declines to less than 100% of the securities’ purchase price, the counterparty is obligated to provide additional collateral to bring the total collateral held by the Company to at least 102% of the securities’ purchase price.

The carrying value reported in the Statutory Statements of Financial Position for these instruments approximates the fair value.

n.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

o.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected premium, reinsurance receivables, other receivable items and fixed assets.

Fixed assets are included in other than invested assets at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range up to fifteen years for leasehold improvements and up to ten years for all other fixed assets. Most unamortized software and office equipment are nonadmitted assets.

Goodwill, which consisted of a management contract assumed when the ownership of an affiliate was transferred to the Company, was fully amortized as of December 31, 2008. Goodwill of $3 million was amortized as an unrealized capital loss in 2008. In those instances when goodwill results from the purchase of a subsidiary, it shall be amortized as an unrealized capital loss over the period in which the acquiring entity benefits economically, not to exceed ten years. Alternatively, when the goodwill results from certain types of assumption reinsurance, it would be amortized to operations over the period in which the assuming entity benefits economically, not to exceed ten years.

p.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset (subject to certain limitations) that will not be realized by the end of the third calendar year, the pension plan asset, the disallowed interest maintenance reserve (when in a net asset position), certain investments in partnerships for which audits are not performed, certain intangible assets, certain other receivables, advances and prepayments, and related party amounts outstanding greater than 90 days from the due date. Such amounts are excluded from the Statutory Statements of Financial Position.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

q.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of individual and group variable annuity, variable life and other insurance contract/policyholders to meet specific investment objectives. Separate account assets consist principally of marketable securities reported at fair value. Except for seed money as noted below, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. The Company’s revenue reflects fees charged to the separate accounts, including administrative and investment advisory fees.

Assets may be transferred from the general investments of the Company to seed products within the separate accounts. Assets transferred to separate accounts are transferred at fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the contract/policyholder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or minimum account value to the contract/policyholder. For certain guaranteed separate account products such as interest rate guarantee and indexed separate accounts, reserve adequacy is performed on a contract by contract basis using, as applicable, prescribed interest rates, mortality rates, and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in Policyholders’ reserves or Liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as Change in policyholders’ reserves or Policyholders’ benefits in the Statutory Statements of Income (Loss).

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income (Loss). Investment income and realized capital gains and losses on the assets of separate accounts, other than seed money, accrue to contract/policyholders and are not recorded in the Statutory Statements of Income (Loss). Unrealized capital gains and losses on assets of separate accounts accrue to contract/policyholders and, accordingly, are reflected in the separate account liability to the contract/policyholder.

r.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or the Commissioners’ Reserve Valuation Method bases using the American Experience or the 1941, 1958, 1980 or the 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table.

Reserves for individual and group payout annuities are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method (“CARVM”) using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. The primary risk for fixed payout annuities is the risk that the company may have insufficient investment income to fund the required interest and for those which have a life contingent element, that the annuitant might live longer than the mortality tables predict.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reserves for individual and group deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual deferred annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. The primary risk for fixed deferred annuities is that insufficient investment income is earned to fund the minimum guarantees or that customers may choose to withdraw funds in an environment where interest rates have increased significantly in a very short period of time.

New statutory guidance applying to variable annuity reserves became effective December 31, 2009. This new guidance sets forth a principle-based reserve interpretation designed to clarify statutory reserving, particularly CARVM for variable annuity products with guaranteed death and living benefits. The scope of this guidance includes all individual and group, deferred and immediate variable annuities as well as other contracts involving certain guaranteed benefits similar to those offered with variable annuities. This guidance supersedes the existing statutory reserve requirements and applies to in force contracts issued after January 1, 1981.

As of December 31, 2009, reserves for individual and group variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. Hedging has generally improved standard scenario results and worsened stochastic results. The Company holds the higher of the standard or stochastic scenarios. In addition, the Company elected to hold additional reserves above those indicated based on the standard scenario in order to maintain a prudent level of reserve adequacy.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario results is the composition of the in force, with the key factor being the extent to which the guarantees are “in the money.” Being “in the money” is driven primarily by equity markets and interest rates.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions used for policyholder behavior (lapses, partial withdrawals, annuitization, and additional premium), mortality, expenses and commissions, investment management fees and taxes are consistent with those used for asset adequacy testing and based on Company experience. The key drivers for the stochastic results are the degree that the variable annuity benefits are “in the money” given equity market levels, policyholder elections for guaranteed minimum income benefits (“GMIBs”), currently held applicable hedge asset cash flows, expenses and discount interest rates.

Disability income policy reserves are generally calculated using the two-year preliminary term method and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and the 1985 Commissioners’ Individual Disability Table A with assumed interest and mortality rates in accordance with applicable statutes and regulations.

Disabled life claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and 1985 Commissioners’ Individual Disability Tables A and C with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care policy reserves are generally calculated using the one-year preliminary term method and actuarially accepted morbidity, mortality and lapse tables with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables with assumed interest rates in accordance with applicable statutes and regulations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unpaid claims and claim expense reserves are related to disability and long-term care claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments paid prior to the valuation date. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, permanent and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula which applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity), a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The reserve method applied to standard policies is used for substandard reserve calculations based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had total life insurance in force of $373,967 million and $365,078 million as of December 31, 2009 and 2008, respectively. Of this total, the Company had $25,319 million and $31,692 million of life insurance in force as of December 31, 2009 and 2008, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use industry standard mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (“GMDBs”), or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Certain individual variable annuity products issued by the Company offer GMDBs and variable annuity guaranteed living benefits (“VAGLBs”). The primary types of VAGLBs offered by the Company are guaranteed minimum accumulation benefits (“GMABs”), GMIBs, and guaranteed minimum withdrawal benefits (“GMWBs”). In general, these benefit guarantees require the contract or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves. The Company’s GMDB and VAGLB reserves are calculated in accordance with actuarial guidelines.

Variable annuity GMDBs provide a death benefit if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death while others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset), or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock market causing the contract value to fall below the specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

GMABs provide the annuity contract holder with a guaranteed minimum account value at the end of the product’s guarantee period. If the account value is below that guarantee at the end of the period, the account value is increased to the guaranteed level and the contract continues from that point. Options for the guarantee period are ten and twenty years.

GMIBs provide the annuity contract holder with a guaranteed minimum payment when the contract is annuitized. The GMIB would be beneficial to the contract holder if the contract holder’s account value would otherwise not provide a higher annuitization value using currently offered rates at the time of annuitization. GMIB benefits generally anticipate payout between ages 60 and 90. The Company first issued GMIBs in 2002 and suspended issuing contracts with GMIBs by March 2009. GMIBs cannot be exercised within seven years of contract issuance. Contracts issued since September 2007 cannot be exercised within ten years of contract issuance.

GMWBs provide the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value. Reserves for GMWBs are based on actuarial principles for these types of guarantees. In 2009 the Company suspended issuing contracts with GMWBs. The number of variable annuity contracts with GMWBs is not material.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

s.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

t.	Policyholders’ dividends

The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends expected to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statutory Statements of Income (Loss). Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Directors. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges. Settlement dividends are an extra dividend payable at termination of a policy upon maturity, death, or surrender.

u.	Asset valuation reserve

The Company maintains an AVR. The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds, mortgage loans, and certain derivatives to the extent that AVR is greater than zero for the appropriate asset category. The AVR is reported in the Statutory Statements of Financial Position and the change in AVR is reported in the Statutory Statements of Changes in Surplus.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

v.	Interest maintenance reserve

The Company maintains an IMR. The IMR is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities on the Company’s Statutory Statements of Financial Position, or if negative, is nonadmitted and excluded from the Statutory Statements of Financial Position.

w.	Securities sold under agreements to repurchase

The Company has entered into contracts for securities sold under agreements to repurchase whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Securities sold with agreement to repurchase are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense, a component of investment expense which is reported in net investment income on the Statutory Statements of Income (Loss). The Company utilizes the proceeds from these agreements to make investments in short-term or cash equivalent investments.

The Company provides collateral as dictated by the agreements to the counterparty in exchange for a loan amount. If the fair value of the securities sold becomes less than the loan amount, the counterparty may require additional collateral.

x.	Commercial paper

The Company issues commercial paper in the form of unsecured notes (“Notes”) and interest on the Notes is calculated using a 360-day year based on the actual number of days elapsed. Commercial paper is reported as a liability on the Company’s Statutory Statements of Financial Position. Due to the short-term nature of the Notes, the carrying value is assumed to approximate fair value.

y.	Other liabilities

Other liabilities primarily include liabilities related to amounts held for agents, other payable items, derivative payables, and unsettled suspense balances.

z.	Participating contracts

Participating contracts are those contracts that share in the equity of the Company. Participating contracts issued by the Company represented 71% and 68% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2009 and 2008, respectively.

aa.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million.

Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

bb.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Disability income premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

cc.	Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and include OTTI, which are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of all bonds. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; and (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost. The Company considers the following factors in the evaluation of whether an interest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value. When a bond is other-than-temporarily impaired, a new cost basis is established. Any difference between the new amortized cost basis and any increases in the present value of future cash flows expected to be collected is accreted into net investment income over the expected life of the bond.

As of July 1, 2009, if the Company has the intent to sell or the inability or lack of intent to retain the investment in a loan-backed or structured security for a period of time sufficient to recover the amortized cost basis, OTTI are recognized in earnings as realized losses equal to the entire difference between the investments’ amortized cost bases and their fair values at the balance sheet date. Otherwise, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate. For the period from July 1, 2008 through June 30, 2009, the Company utilized undiscounted cash flows to determine OTTI for structured securities. Internal inputs used in determining the amount of the OTTI on structured securities included collateral performance including prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. Prior to July 1, 2008, resulting cash flows were discounted at spreads consistent with their fair values. This review process provided a framework for deriving OTTI in a manner consistent with market participant assumptions. In these analyses, credit quality by loan vintage, collateral type and investment structure were critical elements in determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - ABS and MBS

ABS and MBS are evaluated for OTTI on a periodic basis using scenarios customized by collateral type. Cash flow estimates are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Assumptions are based on the specifics of each security including collateral type, loan type, vintage, and position in the structure. Where applicable, assumptions include prepayment speeds, default rates and severity, weighted average maturity, collateral values, and changes in the collateral values.

Bonds - CDOs

The Company has a review process for determining if CDO investments are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each deal. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic), and fair value (market). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. OTTI are recorded if this sixth scenario results in the default of any principal or interest payments due.

For the most subordinated noncoupon bearing junior tranches (CDO tranches), the present value of the projected cash flows in the sixth scenario are measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, then OTTI are taken in an amount sufficient to produce their effective yield. Certain CDOs cannot be modeled using all six scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other than temporary, a new cost basis is established.

Mortgage loans

When it is probable that the Company will be unable to collect all amounts due, according to contractual terms of the mortgage loan agreement, the valuation allowance adjustment is reversed from unrealized capital losses and recorded as OTTI in realized capital losses. When an event occurs resulting in an OTTI, a new cost basis is established at the fair value of the collateral. An impairment is deemed other than temporary when the acquisition of the collateral is probable. The amount recorded reflects a reasonable estimate of the collateral value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recognized if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the uses and dispositions. The impairment loss is measured as the amount by which the carrying value exceeds its fair value.

For real estate held for sale, the fair value is determined by an appraisal based on relevant market data and net sale price. Any subsequent declines in value are recorded as an impairment included in realized capital losses.

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership’s or LLC’s underlying assets, cash flow, current financial condition and other market factors.

For determining impairments in partnerships which generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 0.9% for future benefits of two years to 3.7% for future benefits of ten years or greater and compares the results to its current book values. Impairments are recognized as realized capital losses.

Unrealized capital gains and losses

Unrealized capital gains and losses are recorded as a change in surplus.

dd.	Employee compensation plans

The Company’s long-term incentive compensation plan was effective as of January 1, 2008 under this plan certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (“PSAR”) and Phantom Restricted Stock (“PRS”). These awards do not grant an equity or ownership interest in the Company.

PSAR provide the participant the right to receive the appreciation in phantom stock price over the award period, providing an individual with the opportunity to share in the value created in the total enterprise. Awards can only be settled in cash equal to the gain, if any, related to the number of PSAR exercised. PSAR cliff vest at the end of three years and expire five years after the date of grant. Vested PSAR may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provides the participant with the opportunity to receive the full phantom share value (grant price plus/minus any change in share price) over the award period. PRS vests on a graded basis over five years, one third per year after years three, four and five and are paid upon vesting. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

All awards granted under the Company plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSAR and PRS considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period. Awards contain vesting conditions, whereby employees’ unvested awards immediately vest at the time of retirement, death, or disability with a one year exercise period after termination. A formula has been established, which serves as the basis for the phantom share price, based on the core operating earnings of the Company and its subsidiaries. This phantom share price will be calculated and communicated to all participants quarterly and used in calculating the liability of the Company based on intrinsic value.

ee.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported on the income statement as federal income tax expense if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within surplus. Changes to deferred income taxes are reported on various lines within surplus. Limitations of deferred income taxes are recorded on the change in nonadmitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

3.	New accounting standards

In November 2009, the NAIC issued new guidance pertaining to accounting requirements for income taxes, which increases the potential admittance of deferred tax assets. It provides an increase in the admissibility limitation from 10% to 15% of surplus and an increase in the reversal/realization periods from one to three years. It requires gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. The valuation allowance is required whether or not an insurer can admit a higher deferred tax asset based on the new standard, i.e. whether its risk-based capital (“RBC”) exceeds the minimum threshold. Significant disclosures are required, including splitting the deferred tax asset and deferred tax liability by character, regardless of whether the company is eligible for the enhanced deferred tax asset admissibility standard. This guidance was issued as Statement of Statutory Accounting Principles (“SSAP”) No. 10R, “Income Taxes – Revised, A Temporary Replacement of SSAP No. 10,” and is effective for 2009 annual statements and 2010 interim and annual statements. In the event subsequent deferred tax asset admission guidance is not adopted by the end of this statement’s effective period, SSAP No. 10 is reinstated as authoritative guidance for accounting and reporting of income taxes for statutory financial statements. The effect, as of December 31, 2009, of adopting this pronouncement was an increase to deferred tax assets of approximately $293 million.

In September 2009, the NAIC issued new guidance pertaining to loan-backed and structured securities, which supersedes existing guidance regarding treatment of cash flows when quantifying changes in valuation and impairments of loan-backed and structured securities. This revised guidance provides information on accounting for structured securities and beneficial interests with the primary impact related to OTTI. It requires the bifurcation of impairment losses into interest and noninterest related portions. The noninterest portion is the difference between the present value of cash flows expected to be collected from the security and the amortized cost basis of the security. The interest portion is the difference between the present value of cash flows expected to be collected from the security and its fair value at the balance sheet date. If there is no intent to sell and the company has the intent and the ability to retain the investment to recovery, then only the noninterest loss is recognized through earnings. However, if there is an intent to sell or the company does not have the intent and ability to hold the investment for a period of time

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

sufficient to recover the amortized cost basis, the security must be written down to fair value and the loss recognized through earnings. This guidance requires a cumulative effect adjustment to statutory surplus as of July 1, 2009. For any previously other-than-temporarily impaired structured security to be included in the cumulative effect adjustment, the company must still hold the security as of September 30, 2009, must not have the intent to sell the security and must have the intent and ability to hold the security for a period of time sufficient to recover the security’s amortized cost basis. It further requires additional disclosures, including a listing of all investments where the present value of cash flows is less than amortized cost for securities with a recognized OTTI. This guidance was issued as SSAP No. 43R, “Loan-backed and Structured Securities,” and is effective September 30, 2009. The cumulative effect, as of July 1, 2009, of adopting this pronouncement was a decrease to surplus of approximately $70 million, net of the impact of AVR and income taxes. In December 2009, the NAIC amended SSAP No. 43R to incorporate new guidance to determine the designation and carrying value for non-agency Residential Mortgage Backed Securities (“RMBS”). The NAIC contracted with PIMCO, an independent third party, to model the RMBS. To establish the initial NAIC designation, the current book price is compared to the range of values generated by PIMCO’s analysis and assigned to the six NAIC designations for each CUSIP to determine the security’s carrying value method (amortized cost or fair value). For Life companies, securities with NAIC designation 1-5 are held at amortized cost, securities with NAIC designation 6 are held at fair value. When it is initially determined that a security is an NAIC 6 designation that should be held at fair value, then the process is repeated comparing the new carrying value (fair value instead of amortized cost) to the modeled value and basing the final designation on that result. This modification was effective for year end 2009. This new value was used to determine the final NAIC rating to be reported in the Annual Statement and the RBC charge for each residential mortgage backed security.

In December 2008, the NAIC issued new guidance pertaining to accounting for transfers and servicing of financial assets and extinguishments of liabilities. This guidance requires that all servicing assets and servicing liabilities should initially be measured at fair value. It also requires the inclusion of separately recognized servicing assets and servicing liabilities in the calculation of proceeds from the sale of assets and modifies the illustrations included within previously issued guidance. It further revises the accounting measurement method for such items to a fair value measurement method. It confirms guidance regarding servicing assets and servicing liabilities established from the transfer of financial assets to a qualifying special purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities. It also continues nonsubstantive revisions in which the term “retained interests” is replaced with “interests that continue to be held by the transferor,” and amends the definition to exclude servicing assets and servicing liabilities. This guidance was issued as SSAP No. 91(R), “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” and was effective January 1, 2009. Adoption of this statement did not have a significant impact on the Company.

In September 2008, the NAIC issued guidance pertaining to accounting for certain securities subsequent to an OTTI. This guidance establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an OTTI. It requires that, after recognizing an OTTI, the fair value on the impairment date becomes the new cost basis, and the insurer must amortize any premium or accrete any discount to the par value by the maturity date, or to realizable value if the anticipated recovery is less than par. The unaccrued discount would be accrued over the remaining life of the security based on the amount and timing of future estimated cash flows. It also clarifies that for reporting entities required to maintain such reserves, credit related OTTI losses are to be recorded through the AVR, while interest related OTTI losses are to be recorded through the IMR. This guidance was issued as SSAP No. 99, “Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment,” and was effective January 1, 2009. The Company has recorded an impact of approximately $12 million of additional income.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2009
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)

U. S. government	$13,192	$159	$1,001	$12,350
All other governments	116	17	—	133
States, territories and possessions	1,152	108	9	1,251
Special revenue	1,474	108	—	1,582
Industrial and miscellaneous	27,628	1,263	1,824	27,067
Credit tenant loans	107	10	—	117
Parent, subsidiaries and affiliates	3,053	76	256	2,873

Total	$46,722	$1,741	$3,090	$45,373

Note: The unrealized loss column does not include $98 million in unrealized losses which are embedded in the carrying value column. These unrealized losses embedded in the carrying value column include $69 million from NAIC category 6 bonds and $12 million reclassified from NAIC category 6 for RMBS with ratings obtained from future losses modeling performed by an outside modeler and, $17 million from other bonds.

	December 31, 2008
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)

U. S. government	$9,401	$1,697	$5	$11,092
All other governments	115	34	—	149
States, territories and possessions	1,062	38	14	1,086
Special revenue	3,065	169	16	3,219
Public utilities	1,528	25	101	1,452
Industrial and miscellaneous	26,722	662	4,635	22,747
Credit tenant loans	170	7	—	177
Parent, subsidiaries and affiliates	3,102	29	542	2,589

Total	$45,165	$2,661	$5,313	$42,511

Note: The unrealized loss column does not include $84 million in unrealized losses from NAIC category 6 bonds which are embedded in the carrying value column.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The table below sets forth the Securities Valuation Office (“SVO”) ratings for the bond portfolio as of December 31, 2009, along with what the Company believes were the equivalent rating agency designations, for all bonds except RMBS, which were rated by an outside modeler:

		December 31, 2009
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total
		($ In Millions)

1	Aaa/Aa/A	$31,202	67%
2	Baa	11,588	25
3	Ba	1,593	4
4	B	1,520	3
5	Caa and lower	596	1
6	In or near default	223	—

	Total	$46,722	100%

The table below sets forth RMBS securities as of December 31, 2009 after reflection of the mandated adjustment to NAIC designation from future loss modeling performed by an outside modeler:

	December 31, 2009
NAIC Class	Carrying Value	% of Total
	($ In Millions)

1	$3,074	79%
2	141	4
3	255	7
4	369	9
5	55	1
6	7	—

Total	$3,901	100%

Note: The table above excludes $11 million of RMBS securities that were not modeled.

The table below sets forth the SVO ratings for the total bond portfolio as of December 31, 2008, along with what the Company believes were the equivalent rating agency designations:

		December 31, 2008
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total
		($ In Millions)

1	Aaa/Aa/A	$31,504	70%
2	Baa	10,004	22
3	Ba	1,504	3
4	B	1,438	3
5	Caa and lower	521	1
6	In or near default	194	1

	Total	$45,165	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the carrying value and fair value of bonds as of December 31, 2009 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Securities that are not due on a single maturity date are included as of the final maturity date.

	Carrying Value	Fair Value
	(In Millions)

Due in one year or less	$2,181	$2,193
Due after one year through five years	10,610	10,746
Due after five years through ten years	12,896	13,115
Due after 10 years	21,035	19,319

Total	$46,722	$45,373

The proceeds from sales of bonds were $8,034 million for the year ended December 31, 2009 and $6,582 million for the year ended December 31, 2008.

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2009 and 2008.

	December 31, 2009
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)

U. S. government	$5,822	$315	18	$3,008	$703	1
All other governments	38	—	5	—	—	—
States, territories and possessions	106	3	12	30	5	2
Special revenue	12	—	13	—	—	3
Industrial and miscellaneous	2,909	183	531	6,612	1,676	792
Parent, subsidiaries and affiliates	723	55	8	761	248	11

Total	$9,610	$556	587	$10,411	$2,632	809

Note: The unrealized losses in this table include $98 million of losses embedded in the carrying value of bonds. These unrealized losses include $69 million from NAIC category 6 bonds, $12 million reclassified from NAIC 6 for RMBS with ratings obtained from future losses modeling performed by an outside modeler and $17 million from other bonds.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2008
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)

U. S. government	$202	$4	37	$20	$1	28
States, territories and possessions	367	10	29	24	3	1
Special revenue	209	12	36	41	4	9
Industrial and miscellaneous	11,254	1,847	1,327	5,430	2,970	682
Credit tenant loans	58	4	6	—	—	—
Parent, subsidiaries and affiliates	849	249	8	429	293	7

Total	$12,939	$2,126	1,443	$5,944	$3,271	727

Note: The unrealized losses in this table include $84 million of unrealized losses from NAIC category 6 bonds which are embedded in the carrying value of bonds.

For industrial and miscellaneous, the decrease in unrealized loss for the current period, for the less than twelve months category, is due to asset sales, OTTI and market recovery. In addition, the unrealized loss includes a $14 million increase in unrealized losses from NAIC category 6 bonds. For industrial and miscellaneous, the majority of the unrealized losses are due to a reduction in fair value since the bonds were issued, resulting from the decline in the credit markets, liquidity, and other uncertainties that are reflected in current market values. These factors continue to impact the value of residential mortgage-backed securities (“RMBS”) and have now spread to the broader bond market significantly affecting values in leveraged loans and commercial mortgage-backed securities (“CMBS”). Deterioration of underlying collateral, downgrades of credit ratings, or other factors may lead to further declines in value.

As of December 31, 2009, investments in structured and loan-backed securities, including holdings for which an OTTI has not been recognized in earnings and which are in an unrealized loss position, had a fair value of $5,987 million which were in an unrealized loss position of $332 million. These investments in an unrealized loss position greater than 12 months of $1,222 million had a fair value of $4,911 million. These investments were primarily U.S. government and industrial and miscellaneous.

Based on the Company’s policies, as of December 31, 2009 and 2008, the Company has not deemed these investments to be other-than-temporarily impaired because the carrying value of the investments is expected to be realized based on our analysis of fair value or, for loan-backed and structured securities based on present value of cash flows, and the Company has the ability and intent not to sell these investments until recovery, which may be maturity.

The Company did not sell any securities at a loss or in a loss position with the NAIC’s designation 3 or below through the years ended December 31, 2009 or 2008, that were reacquired within 30 days of the sale date.

The Company had assets which were on deposit with government authorities or trustees as required by law in the amount of $44 million as of December 31, 2009 and $43 million as of December 31, 2008.

Residential mortgage-backed exposure

As of December 31, 2009, of the $42,294 million of U.S. government, special revenue, and industrial and miscellaneous bonds, the Company had $5,579 million of RMBS bonds and Collateralized Debt Obligations (“CDOs”) with residential mortgage exposure, of which $2,202 million was prime, $2,324 million was Alt-A and $1,053 million was subprime. As of December 31, 2008, of the $39,188 million of U.S. government, special revenue, and industrial and miscellaneous bonds, the Company had $10,027 million of RMBS bonds and CDOs with residential mortgage exposure, of which $5,400 million was prime, $3,109 million was Alt-A and $1,518 million was subprime. The Alt-A category includes option adjustable rate mortgages, and the subprime category includes “scratch and dent” or reperforming pools,

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

high loan to value pools, and pools where the borrowers have very impaired credit but the average loan to value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

Beginning in 2007, market conditions for Alt-A and subprime investments deteriorated due to higher delinquencies, reduced home prices, and reduced refinancing opportunities. This market turbulence has spread to other credit markets. It is unclear how long it will take for a return to more liquid market conditions.

The actual cost, carrying value and fair value of the Company’s bond investments with significant prime, Alt-A or subprime exposure were as follows:

	December 31, 2009
	Actual Cost	Carrying Value	Fair Value
	(In Millions)
Prime:
Agency	$1,608	$1,667	$1,786
Non Agency	606	535	453

Total prime	2,214	2,202	2,239

Alt-A:
Residential mortgage-backed securities	3,049	2,324	1,528
Collateralized debt obligations	—	—	—

Total Alt-A	3,049	2,324	1,528

Subprime:
Residential mortgage-backed securities	1,335	1,053	865
Collateralized debt obligations	7	—	—

Total subprime	1,342	1,053	865

Total prime, Alt-A and subprime	$6,605	$5,579	$4,632

	December 31, 2008
	Actual Cost	Carrying Value	Fair Value
	(In Millions)
Prime
Agency	$4,322	$4,417	$4,655
Non Agency	1,012	983	702

Total Prime	5,334	5,400	5,357

Alt-A:
Residential mortgage-backed securities	3,778	3,027	1,625
Collateralized debt obligations	88	82	82

Total Alt-A	3,866	3,109	1,707

Subprime:
Residential mortgage-backed securities	1,779	1,517	1,139
Collateralized debt obligations	13	1	1

Total subprime	1,792	1,518	1,140

Total Prime, Alt-A and subprime	$10,992	$10,027	$8,204

Note: The actual cost in these tables is reduced by paydowns.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables show the percentage by statement value of Alt-A and subprime RMBS by vintage (representing the year the pool of loans was originated) and nationally recognized credit quality ratings as of December 31, 2009 and 2008:

December 31, 2009
Year	AAA	AA	A	BBB	BB and Below	Total
2009	—%	—%	—%	—%	0.1%	0.1%
2008	—	0.2	—	—	—	0.2
2007	0.8	0.1	0.3	0.4	7.3	8.9
2006	2.0	1.7	1.1	3.9	27.4	36.1
2005 and prior	12.6	12.8	5.8	10.8	12.7	54.7

Total	15.4%	14.8%	7.2%	15.1%	47.5%	100.0%

Note: The mandated adjustments to NAIC designations from future loss modeling performed by the outside modeler do not impact the vintage tables.

December 31, 2008
Year	AAA	AA	A	BBB	BB and Below	Total
2008	0.2%	—%	—%	—%	—%	0.2%
2007	5.9	1.3	0.1	0.7	1.7	9.7
2006	32.3	2.3	1.0	0.9	0.9	37.4
2005 and prior	39.9	10.2	1.3	0.9	0.4	52.7

Total	78.3%	13.8%	2.4%	2.5%	3.0%	100.0%

During 2009, there were significant credit downgrades for the securities held by the Company which were backed by residential mortgage pools. The majority of these downgrades occurred during the quarter ended March 31, 2009. Subsequent to December 31, 2009, there were no significant additional downgrades.

The following tables show the percentage by statement value of prime RMBS by vintage (representing the year the pool of loans was originated) and nationally recognized credit quality ratings as of December 31, 2009 and 2008:

December 31, 2009
Year	AAA	AA	A	BBB	BB and Below	Total
2008	1.0%	—%	—%	—%	—%	1.0%
2007	1.3	—	—	—	1.7	3.0
2006	8.4	—	—	0.2	5.6	14.2
2005 and prior	70.5	5.1	2.3	0.8	3.1	81.8

Total	81.2%	5.1%	2.3%	1.0%	10.4%	100.0%

Note: No loans are held with a 2009 origination date.

December 31, 2008
Year	AAA	AA	A	BBB	BB and Below	Total
2008	3.6%	—%	—%	—%	—%	3.6%
2007	7.0	0.5	—	—	—	7.5
2006	8.6	0.5	0.3	0.1	—	9.5
2005 and prior	78.1	0.9	0.3	0.1	—	79.4

Total	97.3%	1.9%	0.6%	0.2%	—%	100.0%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Leveraged loan exposure

Leveraged loans are loans extended to companies or individuals that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates that are higher than typical loans that reflect the additional risk of default from issuers with high debt-to-equity ratios. The actual cost, carrying value and fair value of the Company’s domestic and European leveraged loans were as follows:

	December 31, 2009
	Actual Cost	Carrying Value	Fair Value
	(In Millions)

Domestic leveraged loans	$1,554	$1,494	$1,430
Domestic leveraged loan CDOs	1,314	1,248	1,084

Total domestic leveraged loans and CDOs	2,868	2,742	2,514

European leveraged loans	1,175	1,039	845

Total leveraged loans and CDOs	$4,043	$3,781	$3,359

	December 31, 2008
	Actual Cost	Carrying Value	Fair Value
	(In Millions)

Domestic leveraged loans	$1,802	$1,728	$1,304
Domestic leveraged loan CDOs	929	881	447

Total domestic leveraged loans and CDOs	2,731	2,609	1,751

European leveraged loans	911	888	388

Total leveraged loans and CDOs	$3,642	$3,497	$2,139

Note: The actual cost in these tables is reduced by paydowns.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance, and the return provided to the borrower from the underlying collateral. These investments had actual cost of $3,221 million and fair value of $3,046 million as of December 31, 2009. These investments had actual cost of $3,422 million and fair value of $2,720 million as of December 31, 2008.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table shows the percentage by statement value of commercial mortgage-backed securities by vintage (representing the year the pool of loans was originated) and nationally recognized credit quality ratings as of December 31, 2009 and 2008:

December 31, 2009
Year	AAA	AA	A	BBB	BB and Below	Total
2008	1.6%	0.7%	0.5%	0.6%	0.4%	3.8%
2007	10.8	0.3	3.5	1.0	—	15.6
2006	23.1	0.4	0.2	—	—	23.7
2005 and prior	51.2	2.4	0.9	1.3	1.1	56.9

Total	86.7%	3.8%	5.1%	2.9%	1.5%	100.0%

Note: No loans are held with a 2009 origination date.

December 31, 2008
Year	AAA	AA	A	BBB	BB and Below	Total
2008	3.1%	0.3%	0.2%	—%	—%	3.6%
2007	14.5	0.2	—	—	—	14.7
2006	22.0	0.3	—	—	—	22.3
2005 and prior	54.1	2.2	0.9	1.2	1.0	59.4

Total	93.7%	3.0%	1.1%	1.2%	1.0%	100.0%

b.	Preferred stocks

The Company held preferred stocks with a carrying value of $128 million and fair value of $138 million as of December 31, 2009. The Company held preferred stocks with a carrying value of $126 million and fair value of $91 million as of December 31, 2008.

As of December 31, 2009 and 2008, the Company had no preferred stock with Alt-A, subprime or prime exposure.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $125 million as of December 31, 2009 and $124 million as of December 31, 2008.

c.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2009	2008
	(In Millions)

Adjusted cost basis	$222	$338
Gross unrealized gains	47	37
Gross unrealized losses	(28)	(110)

Carrying value	$241	$265

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2009, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $29 million in 164 issuers. These holdings were in an unrealized loss position of $28 million, $26 million of which were in an unrealized loss position more than 12 months. As of December 31, 2008, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $137 million in 554 issuers. These holdings were in an unrealized loss position of $110 million, $50 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process discussed in Note 2cc.“Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses”, the decline in value of these securities was not considered to be other than temporary as of December 31, 2009 or 2008.

The Company held $1 million of common stocks with exposure to RMBS as of December 31, 2009 and none as of December 31, 2008.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $178 million as of December 31, 2009 and $67 million as of December 31, 2008.

d.	Common stocks - subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life Insurance Company (“C.M. Life”), a subsidiary which primarily writes fixed and variable annuities and universal life insurance business, and MML Bay State Life Insurance Company (“Bay State”), a subsidiary of C.M. Life which primarily writes variable life and bank owned life insurance business.

Summarized below is combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended December 31,
	2009	2008	2007
	(In Millions)

Total revenue	$1,367	$1,257	$1,088
Net income (loss)	52	(67)	97
Assets	12,516	11,716	13,262
Liabilities	11,640	10,816	12,471
Equity	876	900	791

One of the Company’s wholly owned subsidiaries, MassMutual Holding LLC (“MMHLLC”), is the parent of subsidiaries which include retail and institutional asset management, registered broker dealers, and international life and annuity operations.

Summarized below is U.S. GAAP financial information for MMHLLC:

	As of and for the Years Ended December 31,
	2009	2008	2007
	(In Millions)

Total revenue	$8,109	$201	$6,725
Net income (loss)	161	132	523
Assets	43,828	36,832	43,426
Liabilities	37,500	34,563	40,187
Equity	6,328	2,269	3,239

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The U.S. GAAP equity values of $6,328 million, $2,269 million and $3,239 million in the preceding table consist of MMHLLC statutory carrying values of $2,627 million, $1,185 million and $2,001 million as of December 31, 2009, 2008 and 2007, respectively, plus the carrying value of MMHLLC that is nonadmitted under statutory accounting principles. MMHLLC’s primary investments are in businesses such as its investment in the asset management operations and the related consolidated investment funds of OppenheimerFunds, Inc., Babson Capital Management LLC, Cornerstone Real Estate Advisers, LLC, Baring Asset Management, Inc. and its investment in international life insurance operations in Japan, Hong Kong and Taiwan.

Common stocks of unconsolidated subsidiaries, primarily MMHLLC, are accounted for using the statutory equity method. The Company accounts for the value of its investment in its subsidiary, MMHLLC, at its underlying U.S. GAAP net equity, adjusted for certain nonadmitted and intangible assets. A new guideline requiring U.S. GAAP reporting entities to reclassify noncontrolling interests as part of equity became effective January 1, 2009. As of December 31, 2009, the statutory value of MMHLLC increased by $1,442 million from December 31, 2008. Of this increase, $1,699 million was attributable to the change in the U.S. GAAP equity of MMHLLC as a result of the reclassification of noncontrolling interests as part of equity. The Division has affirmed the statutory recognition of the Company’s application of the noncontrolling interest guidelines in regards to MMHLLC’s equity value. The current statutory carrying amount of MMHLLC, based on its U.S. GAAP equity including noncontrolling interests, remains significantly below its fair value.

Legal matters at the Company’s subsidiaries, to the extent they develop adversely, may have a negative impact on the Company’s investment in MMHLLC. OppenheimerFunds Inc., an indirect subsidiary of MMHLLC, is currently involved in discussions regarding the performance of certain funds within certain states’ respective 529 college tuition savings plans. An accrual representing the amount that management believes is sufficient to cover these matters is included in the valuation of the Company’s investment in MMHLLC. Since 2009, approximately 34 federal lawsuits have been filed as putative class actions in connection with the performance of certain funds distributed and advised by Oppenheimer Acquisition Corporation’s subsidiaries, indirect subsidiaries of MMHLLC. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of these funds contained misrepresentations and omissions, that the investment policies of these funds were not followed, and that these funds and other defendants violated federal securities laws and regulations and certain state laws. The cases have been consolidated into nine groups, one for each of the funds, and are currently pending in federal district court in Colorado. Lead plaintiff and counsel have been appointed in each of the nine groups, and motions to dismiss on behalf of the co-defendants have been filed or will be filed in these actions. The Company believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. Beyond these matters, MMHLLC’s subsidiaries are involved in litigation arising in the ordinary course of the subsidiaries’ businesses. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, because of the uncertainties involved with some of these matters, future revisions to the estimates of the potential liability could materially affect the Company’s financial position.

The Company recognized $71 million of OTTI on affiliated investment funds for the year ended December 31, 2009, of which $6 million is offset by the change in the Company’s non-qualified benefit plan liability. OTTI of $18 million on affiliated investment funds were based on internal models. The Company recognized $40 million of OTTI on affiliated investment funds for the year ended December 31, 2008, $7 million of which were based on internal models.

As of December 31, 2009 and 2008, the Company had no affiliated common stocks for which the transfer of ownership was restricted by contractual requirements.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For C.M. Life, substantially all of the statutory shareholder’s equity of approximately $718 million as of December 31, 2009 was subject to dividend restrictions imposed by various state regulations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

International insurance subsidiaries primarily include operations in Japan, Hong Kong and Taiwan. Historically, the Company has reinvested a substantial portion of its unrestricted earnings in these operations.

In 2009, the Company contributed capital of $60 million to C.M. Life. In 2008, the Company contributed capital of $9 million to its subsidiaries, including MMHLLC.

The Company received $130 million of cash dividends, recorded in net investment income, from MMHLLC through December 2009. The Company received $635 million of cash and cash equivalent dividends from MMHLLC through December 2008. The Company received an $18 million non-cash dividend from MMHLLC in January 2008 for the ownership transfer of Invicta Holdings, LLC from MMHLLC to the Company.

The Company issued debt to MMHLLC and its subsidiaries that amounted to $1,493 million as of December 31, 2009 and 2008. The Company recorded interest income on MMHLLC debt of $91 million, $63 million and $75 million in 2009, 2008 and 2007 respectively.

e.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loan pools. The carrying value of mortgage loans was $11,090 million, net of valuation allowances of $173 million as of December 31, 2009. The carrying value of mortgage loans was $11,876 million, net of valuation allowances of $58 million as of December 31, 2008.

On occasion, the Company advances funds for the payment of taxes, assessments and other amounts such as real estate taxes, legal bills, and appraisals prepared by a designated external appraiser to protect collateral. Typically, advances are made on problem loans for which the Company is in negotiations with the borrower. To the extent that advances are not recoverable, they are written off as a realized loss upon the disposition of the mortgage loan. Taxes, assessments, and other amounts advanced on behalf of a third party, not included in the mortgage loan carrying value total, were less than $1 million as of December 31, 2009 and 2008.

Commercial mortgage loans

The Company’s commercial mortgage loans primarily finance various types of commercial real estate properties throughout the U.S. and Canada. The Company holds commercial mortgage loans for which it is the primary lender and mezzanine loans for which the Company is a secondary lender, often for a commercial property in development. These loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

The following table sets forth the commercial mortgage loan portfolio by property type:

	December 31,
	2009		2008
	Carrying Value	% of Total	Carrying Value	% of Total
	($ In Millions)
Office	$3,317	39%	$3,627	39%
Apartments	2,376	27	2,618	28
Industrial and other	1,698	19	1,643	18
Retail	731	8	727	8
Hotels	647	7	654	7

Total	$8,769	100%	$9,269	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The loan-to-value ratio by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2009
	Less than 71%	71% to 80%	81% to 90%	91% to 95%	Above 95%	Total
	(In Millions)
Office	$1,081	$485	$817	$288	$646	$3,317
Apartments	605	330	586	201	654	2,376
Industrial and other	397	225	368	308	400	1,698
Retail	320	105	25	6	275	731
Hotels	293	163	—	—	191	647

Total	$2,696	$1,308	$1,796	$803	$2,166	$8,769

	December 31, 2008
	Less than 71%	71% to 80%	81% to 90%	91% to 95%	Above 95%	Total
	(In Millions)
Office	$2,426	$1,003	$138	$60	$—	$3,627
Apartments	1,188	963	151	22	294	2,618
Industrial and other	590	1,035	18	—	—	1,643
Retail	358	284	85	—	—	727
Hotels	603	46	5	—	—	654

Total	$5,165	$3,331	$397	$82	$294	$9,269

Residential mortgage loan pools

Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (“FHA”) and Veterans Administration (“VA”) guarantees. The Company does not originate any residential mortgages but invests in residential mortgage loan pools which may contain mortgages of subprime credit quality. The Company purchases seasoned loan pools, most of which are FHA insured or VA guaranteed. As of December 31, 2009 and 2008, the Company had no direct subprime exposure through the purchases of unsecuritized whole-loan pools. The Company had mortgages with residential mortgage-backed exposure with a carrying value of $2,321 million as of December 31, 2009 and $2,607 million as of December 31, 2008, most of which were FHA insured or VA guaranteed.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amortized cost, carrying value, fair value, and related gross realized losses from other-than-temporary impairments of the Company’s mortgage loans were as follows:

	December 31, 2009			Year Ended December 31, 2009
	Amortized Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments	Change in Provision for Loan Losses
	(In Millions)
Commercial mortgage loans
Primary lender	$8,743	$8,697	$8,361	$7	$95
Mezzanine loans	127	72	71	56	20

Total commercial mortgage loans	8,870	8,769	8,432	63	115

Residential mortgage loans
FHA and VA guaranteed	2,293	2,293	2,133	—	—
Other residential loans	28	28	28	—	—

Total residential mortgage loans	2,321	2,321	2,161	—	—

Total mortgage loans	$11,191	$11,090	$10,593	$63	$115

Note: As of December 31, 2009, changes in provision for loan losses included $160 million of additions, $42 million of direct write-downs and $3 million of recoveries.

	December 31, 2008			Year Ended December 31, 2008
	Amortized Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairment	Change in Provision for Loan Losses
	(In Millions)
Commercial mortgage loans
Primary lender	$9,158	$9,125	$8,935	$1	$23
Mezzanine loans	180	144	128	—	35

Total commercial mortgage loans	9,338	9,269	9,063	1	58

Residential mortgage loans
FHA and VA guaranteed	2,577	2,577	2,586	—	—
Other residential loans	30	30	31	—	—

Total residential mortgage loans	2,607	2,607	2,617	—	—

Total mortgage loans	$11,945	$11,876	$11,680	$1	$58

Note: As of December 31, 2008, changes in provision for loan losses included $58 million of additions. There were no direct write-downs or recoveries.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2009, scheduled mortgage loan maturities, net of valuation allowances, were as follows (in millions):

2010	$1,061
2011	1,148
2012	1,565
2013	734
2014	832
Thereafter	3,429

Commercial mortgage loans	8,769
Residential mortgage loan pools	2,321

Total mortgage loans	$11,090

As of December 31, 2009 and 2008, mortgage loan lending rates, including fixed and variable, on the portfolio of mortgage loans were:

	December 31, 2009			December 31, 2008
	Low	High	Weighted Average	Low	High	Weighted Average
Commercial mortgage loans	1.0%	12.0%	5.7%	1.9%	10.4%	5.7%
Residential mortgage loan pools	3.6%	13.7%	6.5%	4.0%	13.7%	6.5%
Mezzanine mortgage loans	3.0%	17.0%	8.7%	4.0%	18.0%	10.4%

During the years ended December 31, 2009 and 2008, mortgage loan lending rates, including fixed and variable, on new issues were:

	December 31, 2009			December 31, 2008
	Low	High	Weighted Average	Low	High	Weighted Average
Commercial mortgage loans	1.2%	12.0%	7.5%	1.9%	6.6%	5.5%
Residential mortgage loan pools	—	—	—	5.9%	6.8%	6.4%
Mezzanine mortgage loans	15.0%	15.0%	15.0%	9.0%	12.0%	10.3%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 89.5% as of December 31, 2009 and 2008. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 97.5% as of December 31, 2009 and 2008.

As of December 31, 2009 and 2008, the Company had no restructured loans. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. No interest was deferred to future periods for the years ended December 31, 2009 or 2008.

As of December 31, 2009, no interest was deferred to future periods from mortgage loans on properties under development and $6 million was deferred for the year ended December 31, 2008.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loans with valuation allowances consisted of the following:

	December 31,
	2009	2008
	(In Millions)

Mortgage loans with valuation allowance	$849	$276
Less valuation allowance on impaired loans	(173)	(58)

Net carrying value of mortgage loans with valuation allowances	$676	$218

Average recorded investment mortgage loans with valuation allowances	$666	$160

There was $47 million in interest income on impaired loans as of December 31, 2009 and no interest income on impaired loans as of December 31, 2008.

There were no mortgage loans with interest more than 180 days past due as of December 31, 2009 or 2008.

The geographic distribution of mortgage loans was as follows:

	December 31,
	2009		2008
	Carrying Value	Average Loan-to-value Ratio	Carrying Value	Average Loan-to-value Ratio
	($In Millions)

California	$2,160	83%	$2,362	69%
Texas	841	79%	998	57%
Massachusetts	613	73%	658	69%
Illinois	510	90%	527	74%
Washington	362	79%	385	71%
Arizona	340	85%	316	67%
All other states	3,358	78%	3,512	62%
Canada	585	74%	511	68%

Total commercial mortgage loans	8,769	80%	9,269	65%
Residential mortgage loan pools	2,321	—	2,607	—

Total mortgage loans	$11,090	80%	$11,876	65%

Note: The All other states in this table consist of 35 states with individual mortgage loan exposures of $338 million or less.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. Surplus was not materially impacted by the geographical concentrations for the years ended December 31, 2009 or 2008.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2009	2008
	(In Millions)

Held for the production of income	$2,008	$1,898
Accumulated depreciation	(779)	(694)
Encumbrances	(277)	(282)

Held for the production of income, net	952	922

Held for sale	27	38

Occupied by the Company	217	215
Accumulated depreciation	(101)	(90)

Occupied by the Company, net	116	125

Total real estate	$1,095	$1,085

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Properties acquired through foreclosure are managed similarly. If a property in the portfolio is underperforming or is not expected to outperform the market in the future it is recommended for sale. Upon management’s approval for the sale of a property it is classified as held for sale. Properties acquired through foreclosure are classified as held for sale.

The carrying value of non-income producing real estate was $31 million as of December 31, 2009, including one residential complex for $25 million, an office complex under renovation for $6 million and two land parcels for less than $1 million. The carrying value of non-income producing real estate was $40 million as of December 31, 2008, including a residential complex for $34 million, an office complex for $6 million, and two land parcels for less than $1 million.

Of the eight properties classified as held for sale as of December 31, 2008, seven single family residences and units of a condominium complex were sold for a net loss of $3 million. One property, a condominium complex, remained classified as held for sale as of December 31, 2009.

Through 2009, nine single family residences were acquired as part of an employee relocation program and classified as held for sale. Of these residences, six were sold for a net loss of $1 million. As of December 31, 2009, the Company held four properties classified as held for sale.

Of the fourteen properties classified as held for sale as of December 31, 2007, five single family residences, two hotels, two office complexes and a parcel of land were sold in 2008 for a net gain of $42 million. Also in 2008, one residential complex was reclassified as held for the production of income.

Through 2008, eight single family residences were acquired as part of an employee relocation program and classified as held for sale. Of these residences, three were sold for a loss of less than $1 million. As of December 31, 2008, the Company held eight properties classified as held for sale.

Depreciation expense on real estate was $94 million, for the year ended December 31, 2009, $89 million for the year ended December 31, 2008, and $87 million for the year ended December 31, 2007.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, had characteristics of:

	December 31,
	2009	2008
	(In Millions)

Common stocks	$2,395	$2,943
Real estate	1,203	1,176
Fixed maturities/preferred stock	814	730
Low income housing tax credits (“LIHTCs”)	211	235
Mortgage loans	140	89
Other	50	47

Total	$4,813	$5,220

Residential mortgage-backed exposure

As of December 31, 2009 and 2008, the Company did not hold any partnerships or LLCs with significant Alt-A or subprime exposure.

Low income housing tax credit properties

The Company invests in partnerships which generate LIHTCs. These investments currently have unexpired tax credits which range from one to ten years and have an initial 15 year holding period requirement.

The OTTI for LIHTC investments were as follows:

	Years Ended December 31,
	2009	2008
	(In Millions)

NHT XXV Tax Credit Fund LP	$3	$—
Boston Financial Equity Tax Credit I	1	—
Countryside Corp Tax 3	1	—
Boston Capital Corp Tax X	1	—
Countryside Corp Tax V	1	—
Countryside VI	1	—
Raymond James Gateway II	1	—
Raymond James XXVII LP	1	—
Citi GTCG IV	1	—
Boston Financial Equity Tax Credit III	—	2
MM Guilford Fund	—	1

Total	$11	$3

There were no write-downs or reclassifications made during the years ended December 31, 2009 or 2008 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTCs currently subject to regulatory review.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)

Bonds	$2,349	$2,435	$2,448
Preferred stocks	4	6	18
Common stocks - subsidiaries and affiliates	136	660	390
Common stocks - unaffiliated	5	27	52
Mortgage loans	665	712	702
Policy loans	681	657	606
Real estate	163	213	221
Partnerships and LLCs	244	290	445
Derivatives	202	253	139
Cash, cash equivalents and short-term investments	13	74	89
Other	4	14	18

Subtotal investment income	4,466	5,341	5,128
Amortization of the IMR	28	(37)	(24)
Net gains (losses) from separate accounts	(1)	2	—
Less investment expenses	(422)	(443)	(487)

Net investment income	$4,071	$4,863	$4,617

i.	Net realized capital gains and losses

Net realized capital gains (losses) were comprised of the following:

	Year Ended December 31, 2009
	Realized Gains	Realized Losses	OTTI	Net Realized Gains / Losses
	(In Millions)

Bonds	$420	$(130)	$(613)	$(323)
Preferred stocks	5	—	—	5
Common stocks - subsidiaries and affiliates	14	(4)	(71)	(61)
Common stocks - unaffiliated	116	(20)	(67)	29
Mortgage loans	—	(18)	(63)	(81)
Real estate	—	(4)	—	(4)
Partnerships and LLCs	—	—	(251)	(251)
Derivatives and other	598	(838)	—	(240)

	$1,153	$(1,014)	$(1,065)	(926)

Federal and state taxes				131

Net realized capital gains (losses) before deferral to the IMR				(795)

Net (gains) losses deferred to the IMR				(308)
Less taxes				242

Net after tax (gains) losses deferred to the IMR				(66)

Net realized capital gains (losses)				$(861)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended December 31, 2008
	Realized Gains	Realized Losses	OTTI	Net Realized Gains / Losses
	(In Millions)

Bonds	$684	$(431)	$(1,018)	$(765)
Preferred stocks	2	(10)	(36)	(44)
Common stocks - subsidiaries and affiliates	20	(53)	(69)	(102)
Common stocks - unaffiliated	105	(86)	(34)	(15)
Mortgage loans	15	(10)	(1)	4
Real estate	53	(12)	—	41
Partnerships and LLCs	18	(1)	(397)	(380)
Derivatives and other	976	(683)	(55)	238

	$1,873	$(1,286)	$(1,610)	(1,023)

Federal and state taxes				29

Net realized capital gains (losses) before deferral to the IMR				(994)

Net (gains) losses deferred to the IMR				(361)
Less taxes				122

Net after tax (gains) losses deferred to the IMR				(239)

Net realized capital gains (losses)				$(1,233)

	Year Ended December 31, 2007
	Realized Gains	Realized Losses	OTTI	Net Realized Gains / Losses
	(In Millions)

Bonds	$95	$(43)	$(504)	$(452)
Preferred stocks	5	—	(24)	(19)
Common stocks - subsidiaries and affiliates	21	(17)	—	4
Common stocks - unaffiliated	184	(39)	(38)	107
Mortgage loans	17	(23)	—	(6)
Real estate	208	(17)	—	191
Partnerships and LLCs	9	—	(98)	(89)
Derivatives and other	109	(256)	(15)	(162)

	$648	$(395)	$(679)	(426)

Federal and state taxes				(45)

Net realized capital gains (losses) before deferral to the IMR				(471)

Net (gains) losses deferred to the IMR				31
Less taxes				9

Net after tax (gains) losses deferred to the IMR				40

Net realized capital gains (losses)				$(431)

Portions of realized capital gains and losses, which were determined to be interest related, were deferred into the IMR. The IMR balance was a liability of $37 million as of December 31, 2009 and a liability of $5 million as of December 31, 2008.

Refer to Note 2v. “Interest maintenance reserve” for information on the Company’s policy for IMR.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bond impairments were comprised of the following:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Structured and loan-backed securities
Alt-A RMBS	$(202)	$(579)	$(205)
Alt-A CDOs	(2)	(19)	(97)
Subprime RMBS	(123)	(151)	(123)
Subprime CDOs	—	(4)	(23)
Prime RMBS	(34)	(23)	—
All other CDOs	(22)	(30)	(17)
CMBS	(1)	(2)	(3)

Total structured and loan-backed securities	(384)	(808)	(468)

Leveraged loans
Domestic leveraged loans	(52)	(56)	(3)
European leveraged loans	(89)	(51)	—

Total leveraged loans	(141)	(107)	(3)

Corporate bonds	(88)	(103)	(33)

Total bonds	$(613)	$(1,018)	$(504)

Of the $613 million of OTTI for the year ended December 31, 2009, 62% were determined using internally developed models. Of the $1,018 million of OTTI for the year ended December 31, 2008, 30% were determined using internally developed models.

Loan-backed and structured securities

For the first two quarters of 2009, statutory OTTI of structured and other loan-backed securities were based on undiscounted cash flow models which produced $173 million of impairments, significantly less than impairing to fair value which was the method used in the first two quarters of 2008. As discussed in Note 3 “New accounting standards,” the Company adopted a new accounting standard for determining whether or not an impairment is other than temporary for structured and loan-backed securities. The effect of adopting the new standard, as of July 1, 2009, was a $107 million decrease in the book value of the associated bonds. This adjustment was recorded in surplus as a cumulative effect of an accounting change, with an offsetting tax adjustment of $37 million and a corresponding adjustment to AVR of under $1 million.

The following table contains loan-backed and structured securities that recognized OTTI, through the six months ended December 31, 2009 as described in Note 2cc. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses,” classified on the following bases for recognizing OTTI (in millions):

Period from July 1, 2009 through December 31, 2009

Reason for impairment	OTTI

Intent to sell	$—
Inability or lack of intent to retain for a period of time sufficient to recover amortized cost basis	—
Present value of cash flows expected to be collected than amortized cost basis	(203)

Total	$(203)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Refer to Note 22 “Impairment listing for loan-backed and structured securities” for CUSIP level detail of impaired structured securities (present value of cash flows is less than cost or amortized cost), including securities with a recognized OTTI for noninterest related declines for which a nonrecognized interest related impairment remains.

j.	Securities sold under agreements to repurchase

The Company had securities sold under agreements to repurchase with total carrying values of $3,439 million as of December 31, 2009 and $3,414 million as of December 31, 2008. As of December 31, 2009, the maturities of these agreements were January 5, 2010 through February 18, 2010 and the interest rates ranged from 0.1% to 0.2%. The outstanding amounts were collateralized by bonds with a fair value of $3,396 million as of December 31, 2009 and $3,460 million as of December 31, 2008.

k.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instruments are unavailable. The Company held synthetic assets, which were considered replicated asset transactions as defined under statutory accounting principles, of $90 million as of December 31, 2009 and $140 million as of December 31, 2008. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily utilized to more closely match the interest rate cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks in its assets.

Credit default swaps involve a transfer of the credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy. The Company does not write credit default swaps as a participant in the credit insurance market but does sell swaps to generate returns consistent with bond returns when the actual bond is not available or the market price is more expensive.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company uses credit default swaps to either reduce exposure to particular issuers by buying protection or increase exposure to issuers by selling protection against specified credit events. The Company buys protection as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells protection to enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market or to enter into synthetic transactions by buying a high quality liquid bond to match against the credit default swap.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter into an interest rate swap at a future date. The Company purchases these options in order to protect against undesirable financial effects resulting from interest rate exposures that exist in its assets and/or liabilities.

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss in this environment. These derivative instruments are used to reduce the duration risk of fixed maturity investments to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company utilizes certain other agreements including forward contracts and financial futures to reduce exposures to various risks. Forward contracts and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. The Company also uses “to be announced” (“TBAs”) forward contracts to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method of participating in the investment return on mortgage-backed securities than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs which settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties that allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. Collateral pledged by the counterparties was $2,175 million as of December 31, 2009 and $3,158 million as of December 31, 2008. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $229 million as of December 31, 2009 and $188 million as of December 31, 2008 based on NAIC prescribed rules. The Company’s net amount at risk including interest on collateral on the full market value used to settle with counterparties was $65 million as of December 31, 2009 and $115 million as of December 31, 2008. Negative values in the carrying value of a particular derivative category can result from a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivative positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables summarize the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2009
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)

Interest rate swaps	$1,890	$46,506	$92	$3,238
Currency swaps	113	972	80	622
Options	335	7,657	(46)	740
Asset and credit default swaps	52	1,064	—	68
Interest rate caps and floors	3	340	—	—
Forward contracts	1	1,445	(10)	1,751
Financial futures - long positions	—	420	—	—

Total	$2,394	$58,404	$116	$6,419

	December 31, 2008
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)

Interest rate swaps	$2,068	$34,204	$405	$3,706
Currency swaps	237	1,170	35	629
Options	1,146	5,708	(81)	752
Asset, equity and credit default swaps	87	817	(7)	89
Interest rate caps and floors	3	750	—	—
Forward contracts	6	1,459	28	1,089
Financial futures - long positions	—	517	—	—
Financial futures - short positions	—	93	—	—

Total	$3,547	$44,718	$380	$6,265

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the Company’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices, or financial and other indices.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s notional amounts by contractual maturity and type of derivative:

	One year or less	One through five years	Five through ten years	After ten years	December 31,
					2009	2008
					Total	Total
	(In Millions)

Interest rate swaps	$11,926	$7,927	$9,630	$20,261	$49,744	$37,910
Currency swaps	82	1,059	429	24	1,594	1,799
Options	—	502	675	7,220	8,397	6,460
Other derivatives	3,732	817	239	300	5,088	4,814

Total	$15,740	$10,305	$10,973	$27,805	$64,823	$50,983

The following table represents the Company’s net notional interest rate swap positions:

	December 31,
	2009	2008
	(In Millions)

Open interest rate swaps in a fixed receive position	$19,920	$18,511
Open interest rate swaps in a fixed pay position	22,578	17,414
Other interest related swaps	7,246	1,985

Total interest rate swaps	$49,744	$37,910

The following tables summarize the Company’s change in net realized gains (losses) on closed contracts and change in unrealized gains (losses) on the mark to market of open contracts by derivative type:

	December 31, 2009
	Change In Net Realized Gains (Losses) Closed Contracts	Change In Unrealized Gains (Losses) Mark-to-Market Open Contracts

	(In Millions)

Interest rate swaps	$(70)	$135
Currency swaps	67	(169)
Asset, equity and credit default swaps	12	(69)
Options	(32)	(836)
Interest rate caps and floors	—	1
Forward contracts	63	32
Financial futures - long positions	(39)	—
Financial futures - short positions	(168)	—

Total	$(167)	$(906)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2008
	Change In Net Realized Gains (Losses) Closed Contracts	Change In Unrealized Gains (Losses) Mark-to-Market Open Contracts

	(In Millions)

Interest rate swaps	$63	$749
Currency swaps	(37)	180
Asset, equity and credit default swaps	93	58
Options	(15)	945
Interest rate caps and floors	—	1
Forward contracts	94	(15)
Financial futures - long positions	49	—
Financial futures - short positions	53	—

Total	$300	$1,918

	December 31, 2007
	Change In Net Realized Gains (Losses) Closed Contracts	Change In Unrealized Gains (Losses) Mark-to-Market Open Contracts

	(In Millions)

Interest rate swaps	$(40)	$338
Currency swaps	(18)	(97)
Asset, equity and credit default swaps	—	42
Options	(41)	28
Forward contracts	(7)	2
Financial futures - long positions	(4)	—
Financial futures - short positions	(30)	—

Total	$(140)	$313

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Fair value of financial instruments

The following fair value disclosure summarizes the Company’s financial instruments:

	December 31,
	2009		2008
	Carrying Value	Fair Value	Carrying Value	Fair Value

	(In Millions)

Financial assets:
Bonds	$46,722	$45,373	$45,165	$42,511
Preferred stocks	128	138	126	91
Common stocks - unaffiliated	241	241	265	265
Mortgage loans	11,090	10,593	11,876	11,680
Policy loans	8,486	10,435	8,885	10,839
Derivative financial instruments	2,394	2,394	3,547	3,547
Cash, cash equivalents and short-term investments	2,251	2,251	2,621	2,621

Financial liabilities:
Derivative financial instruments	$116	$116	$380	$380
Commercial paper	250	250	250	250
Securities sold under agreements to repurchase	3,439	3,439	3,414	3,414
Funding agreements	1,525	1,599	2,632	2,691
Investment-type insurance contracts:
Group annuity investment contracts	6,953	7,317	7,202	7,233
Individual annuity investment contracts	3,391	3,437	2,461	2,519
Guaranteed investment contracts	26	27	325	329
Supplementary investment contracts	1,020	1,021	1,010	1,010

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

Level 3 bonds as defined below were 25.0% of the total fair value of bonds as of December 31, 2009 and 28.5% as of December 31, 2008.

The average fair value of outstanding derivative financial instrument assets over the course of the year was $2,971 million in 2009 and $2,457 million in 2008. The average fair value of outstanding derivative financial instrument liabilities over the course of the year was $248 million in 2009 and $243 million in 2008.

Fair value hierarchy

The Company’s valuation techniques are based upon observable and unobservable pricing inputs. Observable inputs reflect market data obtained from independent sources based on trades of securities, while unobservable inputs reflect the Company’s market assumptions. These inputs comprise the following fair value hierarchy:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets and liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quotable market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quotable prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in an inactive market. Investments which are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs that are not directly observable or correlated with observable market data. Typical inputs which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings, benchmark yields such as the London Inter-bank Offering Rate, cash flow estimates and earnings before interest, taxes depreciation and amortization estimates. Investments which are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The fair value for investment-type insurance contracts and funding agreements is determined as follows:

The fair value of group annuity investment contracts is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay's Aggregate Bond Index and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity investment and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the market value. For contracts with longer durations, GICs, Funding Agreements, and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Participating annuities are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. Nonparticipating deferred annuities are valued using cash flow projections from the Company’s asset-liability management analysis.

The fair value of short-term debt instruments, a maturity less than 30 days, is assumed to be equal to the book value. The Company generally uses unadjusted quotable market prices from independent brokers, when available, to determine the fair value of debt instruments with a maturity greater than 30 days. The fair value of real estate encumbrances is determined by discounting the future contractual cash flows plus any final balloon payment to the present value using a current market interest rate.

For the year ended December 31, 2009, there were no significant changes to the Company’s valuation techniques.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Assets that are carried at fair value on a recurring basis are marked to market at regular intervals and exclude NAIC category 6 rated bonds. The following tables present the Company’s financial instruments carried at fair value on a recurring basis:

	December 31, 2009
	Level 1	Level 2	Level 3	Netting (1)	Total
	(In Millions)

Financial assets:
Preferred stocks NAIC 4-6	$—	$3	$12	$—	$15
Common stocks - unaffiliated	61	24	156	—	241
Common stocks - subs and affiliates (2)	—	209	64	—	273
Derivative financial instruments	—	3,398	1	(1,005)	2,394
Cash equivalents and short-term investments	—	1,789	—	—	1,789
Separate account assets (3)	29,284	6,858	645	—	36,787

Total financial assets carried at fair value	$29,345	$12,281	$878	$(1,005)	$41,499

Financial liabilities:
Derivative financial instruments	$—	$1,119	$2	$(1,005)	$116

Total financial liabilities carried at fair value	$—	$1,119	$2	$(1,005)	$116

(1)

Netting adjustments represent offsetting positions that may exist under a master-netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

(2)	Common stocks – subs and affiliates does not include $2,627 million of MMHLLC equity value and $718 million of C.M. Life equity value.
(3)	$425 million of book value separate account assets and $554 million of market value separate account assets are not carried at fair value and therefore, not included in this table.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2008
	Level 1	Level 2	Level 3	Netting (1)	Total
	(In Millions)

Financial assets:
Preferred stocks NAIC 4-6	$—	$—	$7	$—	$7
Common stocks - unaffiliated	196	2	67	—	265
Common stocks - subs and affiliates (2)	—	182	125	—	307
Derivative financial instruments	—	6,459	8	(2,920)	3,547
Cash equivalents and short-term investments	—	1,556	—	—	1,556
Separate account assets (3)	22,721	6,738	356	—	29,815

Total financial assets carried at fair value	$22,917	$14,937	$563	$(2,920)	$35,497

Financial liabilities:
Derivative financial instruments	$—	$3,295	$5	$(2,920)	$380

Total financial liabilities carried at fair value	$—	$3,295	$5	$(2,920)	$380

(1)

Netting adjustments represent offsetting positions that may exist under a master-netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

(2)	Common stocks – subs and affiliates does not include $1,185 million of MMHLLC equity value and $708 million of C.M. Life equity value.
(3)	Book value separate account assets of $665 million and market value separate account assets of $469 million are not carried at fair value and therefore, not included in this table.

Assets that are carried at fair value on a non-recurring basis are marked to market at the time of a specified event. The following tables present the Company’s bonds designated as NAIC category 6 which are carried at fair value on a non-recurring basis:

	December 31, 2009
	Level 1	Level 2	Level 3	Total
	(In Millions)

Bonds NAIC 6:
Industrial and miscellaneous	$—	$51	$90	$141
Parents, subsidiaries and affiliates	—	2	12	14

Total assets carried at fair value on a non-recurring basis	$—	$53	$102	$155

	December 31, 2008
	Level 1	Level 2	Level 3	Total
	(In Millions)
Bonds NAIC 6:
Industrial and miscellaneous	$—	$33	$92	$125
Credit tenant loans	—	—	1	1

Total assets carried at fair value on a non-recurring basis	$—	$33	$93	$126

Note: Bonds in these tables include NAIC category 6 bonds that are carried at the lower of amortized cost or market or fair value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables present changes in the Company’s Level 3 financial instruments which are carried at fair value on a recurring basis, excluding NAIC category 6 rated bonds:

	Balance 12/31/2008	Gains and (losses) in net income	Gains and (losses) in surplus	Acquisitions and dispositions	Transfers into (out of) Level 3	Balance 12/31/2009

	(In Millions)

Financial assets:
Preferred stocks NAIC 4-6	$7	$2	$6	$(3)	$—	$12
Common stocks - unaffiliated	67	—	13	90	(14)	156
Common stocks - subs and affiliates	125	(6)	6	(45)	(16)	64
Derivative financial instruments	8	(7)				1
Separate account assets	356	(30)	76	146	97	645

Total financial assets carried at fair value	$563	$(41)	$101	$188	$67	$878

Financial liabilities:
Derivative financial instruments	$5	$(3)	$—	$—	$—	$2

Total financial liabilities carried at fair value	$5	$(3)	$—	$—	$—	$2

	Balance 12/31/2007	Gains and (losses) in net income	Gains and (losses) in surplus	Acquisitions and dispositions	Transfers into (out of) Level 3	Balance 12/31/2008

	(In Millions)

Financial assets:
Preferred Stocks NAIC 4-6	$23	$(7)	$3	$(7)	$(5)	$7
Common stocks - unaffiliated	152	37	(75)	(48)	1	67
Common stocks - subs and affiliates	952	(71)	(739)	(17)	—	125
Derivative financial instruments	7	1	—	—	—	8
Cash equivalents and short-term investments	—	4	—	(4)	—	—
Separate account assets	455	(3)	(71)	(3)	(22)	356

Total financial assets carried at fair value	$1,589	$(39)	$(882)	$(79)	$(26)	$563

Financial liabilities:
Derivative financial instruments	$3	$2	$—	$—	$—	$5

Total financial liabilities carried at fair value	$3	$2	$—	$—	$—	$5

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Fixed assets

The Company’s fixed assets, admitted and nonadmitted, are comprised primarily of internally developed and purchased software, operating software, electronic data processing equipment, office equipment and furniture. The following summarizes fixed assets:

	December 31, 2009		Year Ended December 31, 2009
	Carrying Amount	Accumulated Depreciation	Depreciation

	(In Millions)

Data processing	$15	$68	$8
Workstations	2	30	2
Connectivity	3	39	3

Subtotal EDP	20	137	13

Internally developed software	60	164	31
Leasehold improvements	9	14	2
Furniture	2	65	9
Other	1	1	—

Total fixed assets	$92	$381	$55

	December 31, 2008		Year Ended December 31, 2008
	Carrying Amount	Accumulated Depreciation	Depreciation

	(In Millions)

Data processing	$11	$60	$7
Workstations	3	29	2
Connectivity	5	36	5

Subtotal EDP	19	125	14

Internally developed software	171	206	24
Leasehold improvements	8	13	2
Furniture	25	85	10
Other	1	1	—

Total fixed assets	$224	$430	$50

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2007		Year Ended December 31, 2007
	Carrying Amount	Accumulated Depreciation	Depreciation

	(In Millions)
Data processing	$11	$53	$7
Workstations	4	29	2
Connectivity	8	32	5

Subtotal EDP	23	114	14

Internally developed software	139	191	22
Leasehold improvements	8	10	2
Furniture	26	75	10
Other	—	2	—

Total fixed assets	$196	$392	$48

7.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The table below summarizes the deferred and uncollected life insurance premium on a gross basis as well as net of loading.

	December 31,
	2009		2008
	Gross	Net	Gross	Net
	(In Millions)
Ordinary new business	$58	$23	$55	$24
Ordinary renewal	528	580	521	573
Group life	16	16	15	15

Total	$602	$619	$591	$612

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Refer to Note 2r. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2009:

Issue Year	Face Amount	Carrying Value	Interest Rate	Maturity Date
($ In Millions)
1993	$250	$250	7.625%	2023
1994	100	100	7.500%	2024
2003	250	249	5.625%	2033
2009	750	740	8.875%	2039

Total	$1,350	$1,339

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Commonwealth of Massachusetts Division of Insurance (the “Division”). Surplus notes are included in surplus on the Statutory Statements of Financial Position.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003 and 2009. Scheduled interest on the notes issued in 2003 and 1993 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Scheduled interest on the note issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Scheduled interest on the note issued in 2009 is payable on June 1 and December 1 of each year to holders of record on the preceding May 15 and November 15, respectively. Interest expense is not recorded until approval for payment is received from the Division. Through December 31, 2009, the unapproved interest was $12 million. As of December 31, 2009, the Company has paid cumulative interest of $546 million on surplus notes. Interest of $74 million, $41 million and $41 million was approved and paid during the years ended December 31, 2009, 2008 and 2007, respectively.

9.	Related party transactions

The following transactions are between the Company and related parties.

The Company provided short-term financing to five affiliated investment funds as of December 31, 2007 by entering into contracts for securities purchased under agreement to resell. As of December 31, 2007, the total carrying value in these contracts was $1,151 million. In 2008, the Company took possession of securities that collateralized certain of these contracts as the agreements unwound, resulting in a decrease in these contracts of $762 million and an increase in bonds.

As of December 31, 2009 and 2008, the Company reported $27 million and $47 million, respectively, as amounts due from subsidiaries and affiliates and $15 million and $35 million, respectively, as amounts due to subsidiaries and affiliates. Terms require settlement of these amounts within 30 to 90 days.

The Company has an outstanding amount due to Cornerstone Real Estate Advisers, LLC of $5 million. The note matures December 31, 2011. Interest is payable semi-annually in arrears at a 3.5% interest rate as of December 31, 2009. Interest accrued and paid was less than $1 million for the years ended December 31, 2009, 2008 and 2007.

The Company has modified coinsurance (“Modco”) agreements with its unconsolidated Japanese affiliate, MassMutual Life Insurance Company, on certain life insurance products. Under these Modco agreements, the Company is the reinsurer and the Japanese affiliate retains the reserve and associated assets on

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

traditional individual life insurance policies. The predominant contract types are whole life, endowments and term insurance. The Modco agreements are used to allow the Japanese affiliate to keep control of the investment and management of the assets supporting the reserves. The Modco adjustment is the mechanism by which the Company funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Japanese affiliate holding the reserves on the ceded coverage rather than the Company. The net amounts due from the Japanese affiliate were $2 million as of December 31, 2009 and 2008. These outstanding balances are due and payable within 90 days.

The following table summarizes the related party reinsurance transactions between the Company and the Japanese affiliate:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Premium assumed	$33	$43	$47
Modified coinsurance adjustments, included in fees and other income (expense)	47	17	(6)
Expense allowances on reinsurance assumed, included in fees and other income (expense)	(3)	(4)	(5)
Policyholders’ benefits	(69)	(50)	(31)

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, Bay State, including stop-loss, coinsurance, Modco and yearly renewable term agreements on life insurance products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies. As of December 31, 2009 and 2008, the amounts due to C.M. Life and Bay State were $7 million. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

The following table summarizes reinsurance transactions for these agreements:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Premium assumed	$88	$97	$100
Modified coinsurance adjustments, included in fees and other income (expense)	38	49	51
Expense allowances on reinsurance assumed, included in fees and other income (expense)	(25)	(26)	(25)
Policyholders’ benefits	(107)	(91)	(97)
Experience refunds paid	(1)	(4)	(9)

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. The majority of these fees were from C.M. Life, which accounted for $74 million in 2009, $72 million in 2008 and $79 million in 2007.

The Company has agreements with its subsidiaries and affiliates, including OppenheimerFunds, Inc., where the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has agreements with its subsidiaries, Babson Capital Management LLC (“Babson Capital”) and Cornerstone Real Estate Advisors, LLC, which provide investment advisory services to the Company.

The following table summarizes the transactions between the Company and the related parties

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Fee income:
Management and service contracts and cost-sharing arrangements	$163	$182	$170
Recordkeeping and other services	30	23	25
Fee expense:
Investment advisory services	131	135	175
Employee benefit plans administrative services	—	9	11

MassMutual Benefits Management, Inc. (“MMBMI”), a wholly owned subsidiary of MassMutual Holding LLC (“MMHLLC”) which held the obligation to pay the Company’s other postretirement benefits was liquidated on August 31, 2009. This liquidation resulted in an increase to surplus of $105 million in 2009 related to deferred tax assets.

The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life (including Bay State) where certain variable annuity contract holders of MassMutual, C.M. Life or Bay State can make a nontaxable exchange of their contract for an enhanced variable annuity contract of MassMutual or C.M. Life. The Company recorded premium income of $24 million, $115 million and $90 million, and surrender benefits of $2 million, $2 million and $8 million in 2009, 2008 and 2007, respectively, related to these exchange programs. C.M. Life recorded premium income of $2 million, $2 million and $8 million and surrender benefits of $24 million, $114 million and $90 million in 2009, 2008 and 2007, respectively, related to these exchange programs. The Company has an agreement with C.M. Life to compensate them or to be compensated for the lost revenue associated with the exchange of contracts that are within the surrender charge period. As a result of these exchanges, the Company has paid net commissions to C.M. Life of less than $1 million for the years ended December 31, 2009 and 2008 and $1 million for the year ended December 31, 2007.

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 17f. “Commitments” for information on the Company’s accounting policies regarding these related party commitments.

As of and for the year ended December 31, 2008, goodwill and other intangible assets of approximately $150 million were written off in the financial statements of Tremont Group Holdings, Inc., a wholly owned subsidiary of Oppenheimer Acquisition Corporation and an indirect subsidiary of the Company.

10.	Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company reinsures a portion of its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement. The Company also reinsures a portion of its disability and long-term care business. The amounts reinsured are on a yearly renewable term, coinsurance or modified coinsurance basis.

Refer to Note 9 “Related party transactions” for more information about the Company’s affiliated reinsurance transactions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, and which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2009, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $1,766 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Income (Loss) were as follows:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Direct premium	$12,910	$13,709	$13,251
Premium assumed	122	138	140
Less: Premium ceded	(640)	(609)	(554)

Total net premium	$12,392	$13,238	$12,837

Reinsurance recoveries
Assumed	$(66)	$(69)	$(66)
Ceded	372	313	260

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2009	2008
	(In Millions)
Reinsurance reserves
Assumed	$732	$719
Ceded	(2,003)	(1,794)
Amounts recoverable from reinsurers
Assumed	(20)	(22)
Ceded	121	100

Reinsurance reserves ceded include $1,418 million and $1,309 million associated with life insurance policies as of December 31, 2009 and 2008, respectively. The remaining balance as of December 31, 2009 includes $488 million for long-term care, $80 million for disability and $17 million for group life and health. The remaining balance as of December 31, 2008 includes $381 million for long-term care, $86 million for disability and $18 million for group life and health.

As of December 31, 2009, one reinsurer accounted for 35% of the outstanding reinsurance recoverable and the next largest reinsurer had 16% of the balance. The Company believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to the Company, nor is the Company’s business substantially dependent upon any single reinsurer.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

11.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2009				2008
	Amount	Interest Rates			Amount	Interest Rates
	( $ In Millions)
Individual life	$33,372	2.5%	-	6.0%	$32,317	2.5%	-	6.0%
Group life	9,253	2.5%	-	4.5%	9,946	2.5%	-	4.5%
Group annuities	9,109	2.3%	-	11.3%	9,156	2.3%	-	11.3%
Individual annuities	4,772	2.3%	-	11.3%	3,758	2.3%	-	11.3%
Individual universal and variable life	2,851	3.5%	-	6.0%	2,553	3.5%	-	6.0%
Disabled life claim reserves	1,825	3.5%	-	6.0%	1,781	3.5%	-	6.0%
Disability active life reserves	574	3.5%	-	6.0%	576	3.5%	-	6.0%
Other	171	2.5%	-	4.5%	158	2.5%	-	4.5%
Guaranteed investment contracts	26	4.0%	-	13.0%	325	3.0%	-	13.0%

Total	$61,953				$60,570

Individual life includes whole life and term insurance. Group life includes corporate owned life insurance, bank owned life insurance, group universal life, group variable universal life and private client group products. Group annuities include group annuities and single premium annuity contracts. Individual annuities include individual annuity contracts and structured settlements. Individual universal and variable life products include universal life, variable life and long-term care products. Disabled life claim reserves include disability income and long-term care contracts that have been incurred but not reported. Disability active life reserves include disability income and long-term care contracts that have been reported. Other is comprised of disability life and accidental death insurance.

b.	Liabilities for deposit-type contracts

The following table summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2009				2008
	Amount	Interest Rates			Amount	Interest Rates
	( $ In Millions)
Funding agreements	$1,525	0.4%	-	10.2%	$2,632	0.4%	-	10.2%
Dividend accumulations	594	3.4%	-	4.8%	600	4.3%	-	4.9%
Supplementary contracts	576	0.3%	-	8.0%	576	0.3%	-	8.0%
Other	114	4.0%	-	8.0%	113	4.0%	-	8.0%

Total	$2,809				$3,921

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Funding agreements are investment contracts sold to domestic and international institutional investors. The terms of the funding agreements do not give the holder the right to terminate the contract prior to the contractually stated maturity date. No funding agreements have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes. Assets received for funding agreements may be invested in either the general investments of the Company or in a separate account. As of December 31, 2009 and 2008, respectively, funding agreement balances in the general investments of the Company totaled $1,525 million and $2,632 million, consisting of $1,496 million and $2,595 million in note programs and $29 million and $37 million in various other agreements.

Under most of the Company’s funding agreement programs, the Company creates an investment vehicle or trust for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these unconsolidated affiliates are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were issued from the Company’s $2 billion European Medium-Term Note Program, with approximately $476 million remaining in run-off, and are now issued from its $8 billion Global Medium-Term Note Program.

As of December 31, 2009, the Company’s funding agreement balances by maturity year were as follows (in millions):

2010	$505
2011	2
2012	313
2013	348
Thereafter	357

Total	$1,525

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of paying claims made under individual disability and long-term care policies written by the Company. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that past experience is an appropriate indicator of future events, and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon currently known facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the disabled life unpaid claims and claim expense reserves:

	December 31,
	2009	2008
	(In Millions)
Claim reserves, beginning of year	$1,893	$1,853
Less reinsurance recoverables	(84)	(99)

Net claim reserves, beginning of year	1,809	1,754

Claims paid related to:
Current year	(16)	(19)
Prior years	(280)	(241)

Total claims paid	(296)	(260)

Incurred related to:
Current year’s incurred	246	234
Current year’s interest	6	5
Prior years’ incurred	(2)	(3)
Prior years’ interest	81	79

Total incurred	331	315

Adjustments through surplus	6	—

Net claim reserves, end of year	1,850	1,809
Plus reinsurance recoverables	110	84

Claim reserves, end of year	$1,960	$1,893

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $2 million and $3 million decreases in the prior years’ incurred claims for 2009 and 2008, respectively, were due to actual claim terminations being more than those anticipated by the morbidity table.

The following table reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2009	2008
	(In Millions)
Disabled life claim reserves	$1,825	$1,781
Accrued claim liabilities	25	28

Net claim reserves, end of year	$1,850	$1,809

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as guaranteed minimum death benefits (“GMDBs”), guaranteed minimum accumulation benefits (“GMABs”), guaranteed minimum income benefits (“GMIBs”), and guaranteed minimum withdrawal benefits (“GMWBs”). In general, these benefit guarantees require the contract or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits on annuity contracts is generally only available at contract issue. As of March 31, 2009, the Company suspended issuing contracts with GMIBs and GMWBs.

The following table shows the liabilities for guaranteed minimum death, accumulation, income and withdrawal benefits as required by the actuarial guidelines (in millions):

December 31, 2007	$34
Incurred guarantee benefits in 2008	703
Paid guarantee benefits in 2008	(5)

December 31, 2008	732
Incurred guarantee benefits in 2009	(219)
Paid guarantee benefits in 2009	(8)

December 31, 2009	$505

The following table summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with guaranteed minimum death, accumulation, income and withdrawal benefits classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2009			December 31, 2008
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age

	($ In Millions)
Annuity:
GMDB	$8,117	$504	61	$6,112	$1,484	60
GMIB	3,868	661	61	2,524	1,023	60
GMAB	1,050	77	58	687	217	58
GMWB	147	11	66	78	21	65

Account balances of variable annuity contracts with GMDB, GMIB, GMAB and GMWB guarantees are summarized in the table below:

	December 31, 2009				December 31, 2008
	GMDB	GMIB	GMAB	GMWB	GMDB	GMIB	GMAB	GMWB
	(In Millions)
Separate account	$7,403	$3,854	$988	$147	$5,436	$2,510	$652	$78
Company’s general investments	714	14	62	—	676	14	35	—

Total	$8,117	$3,868	$1,050	$147	$6,112	$2,524	$687	$78

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs, or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The net liability for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2009	2008
	(In Millions)

Beginning balance	$981	$800
Net liability increase	188	181

Ending balance	$1,169	$981

12.	Debt

The Company issues commercial paper in the form of unsecured notes (“Notes”) in minimum denominations of $250 thousand up to a total aggregation of $1 billion. These Notes have maturities up to a maximum of 270 days from the date of issue and are sold at par less a discount representing an interest factor or, if interest bearing, at par. The Notes are not redeemable or subject to voluntary prepayments by the Company. Commercial paper had a carrying value and face amount of $250 million as of December 31, 2009 and 2008. The commercial paper issued in 2009 had interest rates ranging from 0.15% to 0.50% with maturity dates ranging from 1 day to 42 days. Interest expense for the commercial paper, for the years ended December 31, 2009, 2008 and 2007 was $1 million, $7 million and $6 million respectively.

The Company has a $500 million 5-year credit facility with a syndicate of lenders that could be used for general corporate purposes and to support the commercial paper borrowings. The terms of the credit facility provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates, and adjusted statutory surplus. As of and for the years ended December 31, 2009 and 2008, the Company was in compliance with all covenants under the credit facility. For the years ended December 31, 2009 and 2008, there were no draws on the credit facility. For the years ended December 31, 2009, 2008 and 2007, there were credit facility fees of less than $1 million.

13.	Employee benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

During 2008, the Company changed the measurement date for determining benefit obligations and the fair value of plan assets for the pension and other postretirement plans to December 31. The Company previously used a September 30 measurement date.

a.	Pension and savings plans

The Company has funded and unfunded non-contributory defined benefit pension plans that cover substantially all employees and agents. For participants, benefits are calculated as the greater of a formula based on either final average earnings and length of service or a cash balance formula which calculates benefits based on amounts allocated to participants that take into consideration age, service and salary during their careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. In 2009, the Company contributed $150 million to its qualified defined benefit plan; in 2008 the Company did not contribute to its qualified defined benefit plan.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (non-qualified deferred compensation thrift savings) defined contribution plans for all of its employees and agents.

In 2008, the Board of Directors of the Company approved a change to the Company’s qualified pension plan’s cash balance formula plan for agents. This change will be effective January 1, 2010. The change revises the cash balance pay credit schedule for agents from 3%-11% to 3.5%-7%. The change was determined to have no impact on the benefit obligations.

In 2007 and 2008, the Company’s Board of Directors approved increasing the matching contribution to the Company’s 401(k) thrift savings plan from 4% to 5% and changes to the defined benefit pension plan cash balance formula for the Company’s home office employees, including certain domestic subsidiaries and agents. All changes are to be effective January 1, 2010. The changes to the defined benefit pension plan cash balance formula were reviewed by the independent actuary and determined to have no impact on the projected benefit obligation of the plans.

The total matching thrift savings contributions by the Company were $22 million for the years ended December 31, 2009 and 2008, and $20 million for the year ended December 31, 2007, and were included in general insurance expenses.

The Company also maintains a money purchase pension plan for agents, which was frozen in 2001.

b.	Other postretirement and postemployment benefits

The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and covered dependents. MassMutual Benefits Management, Inc., (“MMBMI”), a wholly owned subsidiary of MassMutual Holding LLC (“MMHLLC”) which held the obligation to pay the Company’s other postretirement benefits was liquidated on August 31, 2009. Therefore, as of September 1, 2009, MMHLLC has the obligation to pay the Company’s other postretirement benefits. Even though MMHLLC holds the obligation to pay the Company’s other postretirement and postemployment benefits, this transfer does not relieve the Company of its primary liability.

MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains and losses and expected return on plan assets, whereas service cost and amortization of the transition obligation are recorded by the Company.

The health care plan is contributory; a portion of the basic life insurance plan is noncontributory. Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. The postretirement health care plans include a limit on the Company’s share of costs for recent and future retirees.

In 2008, the Company’s Board of Directors approved changes to other postretirement benefit plans for the Company’s home office employees, including certain domestic subsidiaries and agents. The changes are as follows: Implementing a retirement health reimbursement account in place of the current subsidized program, eliminating retiree life insurance coverage and maintaining the current program design for those employees who, as of January 1, 2010, are age 50 with at least 10 years of service or have attained 75 points, generally age plus service, with a minimum 10 years of service. All changes are to be effective January 1, 2010 for participants retiring on or after January 1, 2010. The changes to the plans were determined to have an immaterial impact to the benefit obligations.

Accrued Postemployment Benefits

The Company provides postemployment benefits for home office employees for severance. The net accumulated liability recorded for these benefits was $25 million and $20 million as of December 31, 2009 and 2008, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company accrues postemployment benefits for agents’ health benefits for those agents that qualify for long-term disability and are not retired. The net accumulated liability for these benefits was $12 million and $11 million as of December 31, 2009 and 2008, respectively.

c.	Benefit obligations

The initial transition obligation for other postretirement benefits of $138 million is being amortized over 20 years through 2012. The initial transition obligation represents the phased recognition on the Statutory Statements of Income (Loss) of the differences between the plan’s funded status and the accrued cost on the Company’s Statutory Statements of Financial Position when the Company first transitioned to statutory guidance regarding postretirement benefits other than pensions. See Section e. of this Note, “Amounts recognized in the Statutory Statements of Financial Position,” for details on the Plan’s funded status.

Accumulated benefit obligations represent the present value of pension benefits earned as of a December 31 measurement date based on service and compensation and do not take into consideration future salary.

Projected benefit obligations for pension benefits represent the present value of pension benefits earned as of a December 31 measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

Accumulated postretirement benefit obligations and projected postretirement benefit obligations for other postretirement benefits represent the present value of postretirement medical and life insurance benefits earned as of a December 31 measurement date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, disability or death.

The following table sets forth the change in the projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2009	2008	2009	2008
	Pension Benefits		Other Postretirement Benefits
	(In Millions)

Change in projected benefit obligation:
Projected benefit obligation, beginning of year	$1,547	$1,341	$285	$271
Net effect of changing measurement date	—	14	—	—
Service cost	54	49	8	8
Interest cost	87	81	16	16
Contributions by plan participants	—	—	9	9
Plan amendments	—	—	(1)	—
Actuarial (gains)/losses	71	62	18	(8)
Medicare prescription drug direct subsidy	—	—	1	2
Benefits paid	(84)	(77)	(26)	(26)
Change in discount rate	(28)	77	1	13

Projected benefit obligation, end of year	$1,647	$1,547	$311	$285

Actuarial (gains)/losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation and current year expense. A few of the major assumptions used in this calculation include: expected future compensation levels, healthcare cost trend, mortality and expected retirement age.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31,
	2009	2008	2009	2008
	Pension Benefits		Other Postretirement Benefits
	(In Millions)
Accumulated benefit obligation for:
Vested employees	$1,626	$1,477	$311	$285
Non-vested employees	10	13	31	39

Total accumulated benefit obligation	$1,636	$1,490	$342	$324

Projected benefit obligation for:
Vested employees	$1,647	$1,547	$311	$285
Non-vested employees	25	24	31	39

Total projected benefit obligation	$1,672	$1,571	$342	$324

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of a measurement date of December 31, 2009. A spot yield curve is developed from this data that is then used to determine the present value for the obligation. A 25 basis point increase in the discount rate results in a decrease of approximately $47 million in the projected pension benefit obligation. A 25 basis point decrease in the discount rate results in an increase of approximately $47 million in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits as required by current statutory accounting guidance regarding retirement benefits. For active participants, service is projected to the end of 2009 and pensionable earnings are projected to the date of probable termination. The projected plan cash flows are discounted to the measurement date based on the spot yield curve. A single discount rate is then computed so that the present value of the benefits cash flow equals the present value computed using the spot yield curve.

d.	Plan assets

The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets:

	December 31,
	2009	2008	2009	2008
	Pension Benefits		Other Postretirement Benefits
	(In Millions)
Change in plan assets:
Fair value of plan assets, beginning of year	$964	$1,486	$6	$8
Net effect of changing measurement date	—	(46)	—	(1)
Actual return on plan assets	197	(415)	—	—
Employer contributions	167	16	16	16
Contributions by plan participants	—	—	9	9
Benefits paid	(84)	(77)	(26)	(26)

Fair value of plan assets, end of year	$1,244	$964	$5	$6

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s pension plan assets were invested in group annuity contracts in the Company’s general assets and separate accounts as follows:

	December 31,
	2009	2008
	(In Millions)
General Investment Account option	$275	$325
MM Premier Capital Appreciation Fund	140	97
Oppenheimer Small Capitalization Core Fund	116	130
MM Premier International Equity Fund	68	48
Babson Enhanced Index Value Fund	52	45
Oppenheimer Large Capitalization Value Fund	29	22
MM Premier High Yield Fund	21	14
MM Premier Value Fund	17	12
Oppenheimer Real Estate Fund	15	12
MM Premier Enhanced Value Equity Fund	6	5
Oppenheimer Tremont Core Diversified Hedge Fund	5	37

	$744	$747

The remaining balance of the Company’s pension plan assets were invested with unaffiliated parties. The approximate amount of annual benefits to plan participants covered by group annuity contracts issued by the employer or related parties is estimated at $56 million in 2010.

The target range allocations for plan assets are 25% to 35% domestic equity securities, 20% to 30% long bond securities, 15% to 25% General Investment Account option, 13% to 18% international equity securities, and 5% to 15% alternative investments. Domestic equities primarily include investments in large-capitalization and small capitalization companies. Long bond securities invest in a long duration bond exchange traded fund. International equities include investments in American Depository Receipts and limited partnerships which trade primarily in foreign markets in Europe, Latin America and Asia. The pension plan asset’s General Investment Account option earns fixed interest, primarily comprised of an investment in an unallocated insurance contract held by the Company. As of December 31, 2009 and 2008, approximately 22% of the assets of the Company’s pension plan are invested in the Company’s General Investment Account option through an unallocated insurance contract.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as real estate, private equity and hedge funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset and liability studies. The hedge fund of funds began a liquidation process during early 2009 and is expected to make its final distribution in 2010. Prior to the liquidation process the hedge fund of funds offered quarterly liquidity provisions.

Plan assets have increased $280 million, or 29%, from $964 million as of December 31, 2008 to $1,244 million as of December 31, 2009. Of the $280 million increase, the actual return on plan assets was a gain of $197 million in 2009 compared to a loss of $415 million in 2008. This increase reflects the continuing positive performance of both equity and credit markets.

The Company’s fair value hierarchy is defined in Note 5 “Fair value of financial instruments.”

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table presents the fair value hierarchy of the Company’s pension plan assets as of December 31, 2009 by asset category:

	Level 1	Level 2	Levels 3	Total
	(In Millions)
Asset category:
Cash	$6	$—	$—	$6
Equity securities:
U.S. large-capitalization	503	169	—	672
U.S. small-capitalization	101	1	—	102
International large-capitalization value	4	69	66	139
International small/mid-capitalization	4	—	—	4
U.S. fixed income: High yield	—	22	—	22
Other types of investments:
Multi-strategy hedge funds	—	—	5	5
Money market fund	—	4	—	4
General Investment Account option	—	—	275	275
Real estate	—	—	15	15

Total	$618	$265	$361	$1,244

The assets in the preceding table are held in the following funds:

General Investment Account option

The General Investment Account option is not a separate account and is only available through a group annuity contract issued by the Company.

The General Investment Account option is designed to provide stable, long-term investment growth. The option is backed by the Company’s general investments, which is a diversified portfolio composed primarily of high-quality, fixed-income investments, including public bonds, private placements, commercial mortgage loans and short-term investments.

The following table presents the General Investment Account option allocation by type of investment as of December 31, 2009:

General Investment Account Option Allocation

Bonds	65%
Mortgage loans	15
Partnerships and limited liability companies	7
Common stocks - subsidiaries and affiliates	5
Derivatives	3
Short term investments	1
Cash and cash equivalents	2
Real estate	2

100%

Alternative Investment Separate Account

This separate account holds interests in several mutual funds. Holdings include equities of large capitalization companies, high yield bonds, real estate investment trusts and hedge fund of funds. The hedge fund of funds is currently being liquidated.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Domestic Fixed Income - High Yield Fund

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

Trinity Large Core Fund

The Fund invests in large-capitalization (“large-cap”) domestic equities with a primary objective of long term capital appreciation. This option combines quantitative techniques with fundamental analysis to identify investment opportunities. It develops sector specific models to enhance risk/reward ratios and designs portfolios to have benchmark-like characteristics and applies proprietary stock ranking methodology to attempt to outperform the index.

MM Premier Capital Appreciation Fund

The Fund invests primarily in common stocks of growth companies. The focus of the Fund is on companies in rapidly expanding industries. These companies may be newer or established companies of any capitalization range that the subadviser believes may appreciate in value over the long term. It does not expect to invest more than 35% of assets in foreign securities, although it has the ability to invest in them without limit.

Oppenheimer Small Capitalization Core Fund

The Fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying risk controls for both sector and position size. The Fund’s strategy uses separate fundamental research and quantitative models to select portfolio securities. The fundamental approach analyzes issuers on factors such as company’s financial performance and prospects, position in the industry, and strength of business model and management. OFI Institutional Asset Management (“OFI Institutional”) may also consider an industry’s outlook, market trends and general economic conditions. The quantitative approach uses models to rank securities within each sector to identify potential buy and sell candidates. A number of company specific factors are analyzed in constructing the models, including valuation, fundamentals and price and earnings momentum. The combined portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models.

MM Premier International Equity Fund

The Fund seeks a high total rate of return over the long term. The Fund invests at least 80% of assets in stocks traded primarily in foreign markets, including markets in Europe, Latin America and Asia. It focuses on well positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity. The Fund also considers the macroeconomic outlook for various regional economies. The Fund tends to have less than 20% of assets invested in U.S. stocks.

Harris International

The Fund seeks to achieve its objective by investing at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America and Asia. The Fund may invest in securities of issuers in emerging markets. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts and rights and warrants to buy common stocks.

Harris International (“Harris”) utilizes a fundamental, bottom-up investment strategy. Harris seeks out companies that it believes to be trading in the market at significant discounts to their underlying values. These businesses must offer, in Harris’ opinion, significant profit potential and be run by managers who think and act as owners. Harris’ research analysts are generalists and search for value in the stock market wherever it may be, regardless of industry, as well as in both established and emerging markets. This structure provides analysts with a much broader perspective and allows them to assess relative values among companies in different industry sectors.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Harris’ portfolio managers and analysts also look for value based on a company’s normalized earnings, after adjusting for cyclical influences and asset value. A company must be selling at a significant discount to its value to be a candidate for purchase. Stocks are analyzed in terms of financial strength, the position of the company in its industry and the attractiveness of the industry. Stocks are generally sold when Harris believes that the market price has reached its intrinsic value, when Harris believes a better investment opportunity is available or when Harris loses confidence in the company’s management.

Babson Enhanced Index Value Fund

The Fund normally invests substantially all (but not less than 80%) of its net assets in common stocks of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 1000® Value Index, the Fund’s benchmark index.

The Fund’s subadviser, Babson Capital Management LLC (“Babson Capital”), believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund’s benchmark index while maintaining risk characteristics similar to the benchmark. Babson Capital will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the index. Babson Capital uses quantitative analysis to identify groups of stocks included within the Fund’s benchmark index that Babson Capital believes will outperform or underperform the index over time. Babson Capital identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company’s valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson Capital constructs a broadly diversified portfolio by (a) overweighting high ranking stocks, (b) underweighting low-ranking stocks (or not holding them at all), and (c) market-weighting those stocks that do not have especially high or low rankings.

Bernstein Diversified Value Fund

The goal of the Fund is to provide 1.5% to 2.0% excess performance versus the Russell 1000® Value index with a 3% to 4% tracking error. To limit stock-specific risk relative to the benchmark, security and sector over/under weights are constrained. Portfolio characteristics are kept in line with the index, thus the strategy’s performance is expected to track closer to the benchmark than many other value approaches.

Oppenheimer Large Capitalization Value Fund

The Fund invests mainly in common stocks of companies with varying market capitalizations. The Fund can also buy other investments, including preferred stocks, rights and warrants and convertible debt securities. The Fund invests in both U.S. and foreign companies, although the Fund generally will not invest more than 25% of its total assets in foreign securities, including securities of issuers based in emerging markets.

In selecting securities for purchase or sale, the Fund’s subadviser, OFI Institutional, selects securities one at a time. This is called a “bottom up approach.” OFI Institutional uses fundamental analyses to select securities for the Fund that it believes are undervalued. While this process and the interrelationship of the factors used may change over time and its implementation may vary in particular cases, OFI Institutional generally may consider one or more of the following factors when assessing a company’s business prospects: future supply/demand conditions for its key products, product cycles, quality of management, competitive position in the market place, reinvestment plans for cash generated and better-than-expected earnings reports. Not all factors are relevant for every individual security. OFI Institutional may consider selling a stock for one or more of the following reasons: the stock price has reached OFI Institutional’s target, the company’s fundamentals appear to be deteriorating, or better stock selections are believed to have been identified.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Davis Large Value Fund

The Davis Large Value Fund (“Davis”) represents a relative value Fund that is either an alternative or complement to a more traditional or deep value Fund. Because of the Fund’s combination of a growth orientation and price discipline, it has historically participated in both growth and value oriented markets. The Fund’s advantage is that it provides investors the return and diversification benefits of a value Fund, while participating in the upside potential of growth. Davis employs a strong price discipline with a focus on growing companies selling at value prices.

The table below sets forth a summary of changes in the fair value of the Plan’s Level 3 investment assets as of and for the year ended December 31, 2009:

	General Investment Account Option	Multi- Strategy Hedge Funds	International Large Cap	Real Estate	Total

	(In Millions)
Balance, January 1, 2009	$325	$37	$42	$12	$416
Realized gains and losses	18	(13)	—	—	5
Unrealized gains and losses	—	9	24	3	36
Purchase and sales	(68)	(28)	—	—	(96)

Balance, December 31, 2009	$275	$5	$66	$15	$361

Postretirement Investments

The fair value of postretirement benefit investments of $5 million are categorized as Level 1 type investments and are invested in the domestic fixed-income fund. The Fund is a money market mutual fund that seeks the maximum current income that is consistent with stability of principal. The Fund seeks to achieve this objective by investing in money market securities meeting specific credit quality standards.

The Company invests in cash, cash equivalents and liquid fixed-income securities to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional funds sufficient to satisfy reasonably unanticipated spikes in such liability activity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Amounts recognized in the Statutory Statements of Financial Position

The following table sets forth the funded status of the plans and then shows how the funded status is reconciled to the net asset and/or liability recognized in the Statutory Statements of Financial Position:

	December 31,
	2009	2008	2009	2008
	Pension Benefits		Other Postretirement Benefits
	(In Millions)
Fair value of plan assets, end of year	$1,244	$964	$5	$6
Less projected benefit obligations, end of year	1,647	1,547	311	285

Funded status	$(403)	$(583)	$(306)	$(279)

Funded status	$(403)	$(583)	$(306)	$(279)
Unrecognized prior service cost	—	—	2	2
Unrecognized net actuarial loss	852	936	49	31
Unrecognized net transition obligation	4	5	14	20

Net amount recognized prior to nonadmitted asset	453	358	(241)	(226)
Less assets nonadmitted	609	510	—	—

Net amount recognized	$(156)	$(152)	$(241)	$(226)

The qualified pension plan was underfunded by $166 million and $367 million for the years ended December 31, 2009 and 2008, respectively. The nonqualified pension plans are not funded and have total projected benefit obligations of $237 million and $216 million for the years ended December 31, 2009 and 2008, respectively.

f.	Prepaid and accrued benefit costs

The net pension amount recognized is broken into its respective prepaid and accrued benefit costs which are included in other invested assets and other liabilities, respectively, in the Company’s Statutory Statements of Financial Position.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The status of these plans is summarized below:

	December 31,
	2009	2008	2009	2008
	Pension Benefits		Other Postretirement Benefits
	(In Millions)
Amounts recognized in the Statutory
Statements of Financial Position:
Prepaid benefit cost*	$609	$510	$—	$—
Intangible assets	4	4	—	—
Less assets nonadmitted	(609)	(510)	—	—

Total assets	$4	$4	$—	$—

Accrued benefit cost recognized	$(156)	$(152)	$(241)	$(226)
Minimum pension liability	(226)	(374)	—	—

Total liabilities	$(382)	$(526)	$(241)	$(226)

*Prepaid benefit cost represents the accumulated excess contributions over amounts expensed by the Company for the Qualified Pension Plan.

The change in the net amount recognized for net pension benefits is as follows:

	December 31,
	2009	2008
	Pension Benefits
	(In Millions)
Net amount recognized, including nonadmitted asset, beginning of year	$358	$378
Employer contributions	167	16
Periodic cost	(72)	(29)
Periodic cost effect due to change in measurement date	—	(7)

Subtotal net amount recognized, including nonadmitted asset	453	358
Nonadmitted asset	(609)	(510)

Accrued benefit cost recognized, end of year	$(156)	$(152)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Net periodic (benefit) cost

The net periodic (benefit) cost represents the annual accounting expense or income that the Company recognized and included in general insurance expenses. The net periodic (benefit) cost in the Statutory Statements of Income (Loss) is as follows:

	Years Ended December 31,
	2009	2008	2009	2008
	Pension Benefits		Other Postretirement Benefits
	(In Millions)
Components of net periodic (benefit) cost:
Service cost	$54	$49	$8	$8
Interest cost	87	81	16	16
Expected return on plan assets	(103)	(112)	—	—
Amortization of unrecognized transition obligation	1	1	5	5
Amount of recognized net actuarial and other losses	33	10	1	—

Total net periodic cost	$72	$29	$30	$29

Increase (decrease) in minimum liability included in surplus	$(148)	$343	$—	$—

The Company anticipates that it will spend $84 million to meet its expected obligations under its qualified and nonqualified pension plans, and other postretirement benefit plans in 2010.

The expected future pension and other postretirement benefit payments and Medicare prescription drug direct government subsidy receipts, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits	Medicare Prescription Direct Government Subsidy

	(In Millions)
2010	$72	$22	$2
2011	76	23	3
2012	80	23	3
2013	84	24	3
2014	87	25	3
2015-2019	499	133	19

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net expense to operations for all employee and agent benefit plans are as follows:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Pension	$72	$29	$47
Health	60	53	39
Postretirement	30	29	29
Thrift	22	22	20
Postemployment	5	1	(2)
Life	3	3	2
Disability	2	2	2
Other benefits	6	6	10

Total	$200	$145	$147

h.	Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

	December 31,
	2009	2008	2009	2008
	Pension Benefits		Other Postretirement Benefits
Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	5.95%	5.80%	5.75%	5.80%
Rate of compensation increase	4.00%	4.00%	4.00%	4.00%

Net periodic benefit cost:
Discount rate	5.80%	6.25%	5.80%	6.25%
Expected long-term rate of return on plan assets	8.00%	8.00%	3.00%	3.00%
Rate of compensation increase	4.00%	4.00%	4.00%	4.00%

Assumed health care cost trend rates:
Health care cost trend rate	—	—	7.00%	7.00%
Ultimate health care cost trend rate after gradual decrease until 2016 and 2013 for 2009 and 2008, respectively	—	—	5.00%	5.00%

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is then determined based on target allocations for each asset class.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point change in the assumed health care cost trend rate would have had the following effects in 2009:

	One Percentage Point Increase	One Percentage Point Decrease

	(In Millions)
Effect on total service and interest cost	$2	$(2)
Effect on other postretirement benefit obligation	27	(22)

14.	Employee compensation plans

The Company’s long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards was effective as of January 1, 2008. These awards include Phantom Stock Appreciation Rights (“PSAR”) and Phantom Restricted Stock (“PRS”). These awards do not grant an equity or ownership interest in the Company.

PSAR provide the participant the right to receive the appreciation in phantom stock price over the award period, providing an individual with the opportunity to share in the value created in the total enterprise. Awards can only be settled in cash equal to the gain, if any, related to the number of PSAR exercised. PSAR cliff vest at the end of three years and expire five years after the date of grant. Vested PSAR may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provides the participant with the opportunity to receive the full phantom share value (grant price plus/minus any change in share price) over the award period. PRS vests on a graded basis over five years, one third per year after years three, four and five and are paid upon vesting. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSAR and PRS considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period. Awards contain vesting conditions, whereby employees’ unvested awards immediately vest at the time of retirement, death, or disability with a one year exercise period after termination. A formula has been established, which serves as the basis for the phantom share price, based on the core operating earnings of the Company and its subsidiaries. This phantom share price will be calculated and communicated to all participants quarterly and used in calculating the liability of the Company based on intrinsic value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A summary of PSAR vested and nonvested shares as of December 31, 2009 and 2008 is as follows:

	PSAR			PRS
		Weighted Average			Weighted Average
	Number of Share Units	Price	Remaining Contract Terms	Number of Share Units	Price	Remaining Contract Terms
	(In Thousands)		(In Years)	(In Thousands)		(In Years)

Outstanding, January 1, 2008	—	$—		—	$—
Granted	1,519	60.86		123	61.24
Forfeited	(36)	61.24		—	—

Outstanding, December 31, 2008	1,483	60.86	1.3	123	61.24	4.7
Granted	1,991	33.00		602	33.00
Exercised	(128)	32.56		(4)	32.12
Forfeited	(44)	31.45		(16)	32.28

Outstanding, December 31, 2009	3,302	44.62	2.2	705	37.62	4.1

Exercisable, December 31, 2009	55	$50.11	—	—	$—	—

The preceding table also represents the amounts of the nonvested liability classified shares as of December 31, 2009 and 2008.

A summary of share-based payment details is as follows:

	As of and for the Years Ended
	December 31,
	2009	2008

Weighted average grant date fair value:
PSAR granted during the year (whole $)	$33.00	$60.86
PRS granted during the year (whole $)	33.00	61.24
Intrinsic value:
PSAR options exercised (in thousands)	42	—
PRS liabilities paid (in thousands)	133	—
Fair value of shares vested during the year (in thousands)	21,092	773

The compensation expense and accrued compensation liability for PSAR was $13 million for the year ending December 31, 2009. The current share price is less than the grant price for all 2008 PSAR awards resulting in no compensation expense or corresponding liability recognized for PSAR awards for the year ending December 31, 2008. Unrecognized compensation expense related to nonvested PSAR awards was $143 million as of December 31, 2009. There was no unrecognized compensation expense as of December 31, 2008. The PSAR unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current share price, minus current compensation expense. Nonadmitted related tax benefits were $4 million and less than $1 million for the years ending December 31, 2009 and 2008, respectively.

The compensation expense and accrued compensation liability for PRS was $8 million and less than $1 million for the years ending December 31, 2009 and 2008, respectively. Unrecognized compensation expense related to nonvested PRS awards was $25 million as of December 31, 2009 and $3 million as of December 31, 2008. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at current share price, minus current compensation expense. Nonadmitted related tax benefits were $2 million and less than $1 million for the years ending December 31, 2009 and 2008, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

All PSAR and PRS shares were canceled and reissued on June 29, 2009 in order to implement a change in formula calculation of enterprise value used to determine the phantom stock price. Original grant prices and vesting schedules remained unchanged.

15.	Federal income taxes

As discussed in Note 3 “New accounting standards,” the Company adopted new guidance pertaining to accounting requirements for income taxes, which increases the potential admittance of deferred tax assets. It provides an increase in the admissibility limitation from 10% to 15% of surplus and an increase in the reversal/realization periods from one to three years. This guidance is effective for 2009 Annual Statements and 2010 interim and Annual Statements. The cumulative effect, as of December 31, 2009, of adopting this pronouncement was an increase to deferred tax assets of $293 million.

The net deferred tax asset, (“DTA”) or net deferred tax liability, (“DTL”) recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31,
	2009			2008
	Ordinary	Capital	Total	Total	Change
	(In Millions)
Total gross DTAs	$2,370	$540	$2,910	$2,875	$35
Statutory valuation allowance adjustment	—	—	—	—	—

Total adjusted gross DTAs	2,370	540	2,910	2,875	35
Total gross DTLs	(610)	(757)	(1,367)	(1,771)	404

Net DTA(L)	1,760	(217)	1,543	1,104	439
Total DTAs nonadmitted	(654)	217	(437)	(592)	155

Net admitted DTA	$1,106	$—	$1,106	$512	$594

As permitted under the new guidance, the Company has chosen to admit deferred tax assets for the current reporting period in accordance with the NAIC approved revisions effective for 2009 and 2010. The amount of adjusted gross DTA admitted under each component and the resulting increased amount by tax character are as follows:

	December 31, 2009
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 1 year:
Federal income taxes that can be recovered	$160	$27	$187
Remaining adjusted gross DTAs expected to be realized within 1 year	653	(27)	626
Total gross DTLs	610	757	1,367

Total admitted DTA realized within 1 year	1,423	757	2,180

Admitted DTA 3 years:
Federal income taxes that can be recovered	160	27	187
Remaining adjusted gross DTAs expected to be realized within 3 years	946	(27)	919
Total gross DTLs	610	757	1,367

Total admitted DTA realized within 3 years	1,716	757	2,473

Increase in net admitted DTA 1 year versus 3 years	$293	$—	$293

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s authorized control level risk based capital is $1 billion and total adjusted capital is $11 billion. Total admitted assets and statutory surplus at December 31, 2009 were $121 billion and $9 billion respectively. Admitted assets and statutory surplus increased by $293 million as disclosed in the previous table.

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2009	2008
	(In Millions)
Federal income tax expense (benefit) on operating earnings	$(71)	$(283)
Foreign income tax expense (benefit) on operating earnings	14	15

	(57)	(268)
Federal income tax expense (benefit) on net realized capital gains (losses)	(131)	(29)

Total federal and foreign income tax expense (benefit)	$(188)	$(297)

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2009	2008	Change
	(In Millions)
DTAs:
Reserve items	$758	$856	$(98)
Investment items	633	406	227
Policy acquisition costs	480	480	—
Nonadmitted assets	330	341	(11)
Policyholders’ dividends	305	290	15
Pension and compensation related items	163	189	(26)
Unrealized investment losses	125	247	(122)
Tax credits	39	—	39
Expense items	37	42	(5)
Other	40	24	16

Total DTAs	2,910	2,875	35
Nonadmitted DTAs	(437)	(592)	155

Admitted DTAs	2,473	2,283	190

DTLs:
Unrealized investment gains	757	1,238	(481)
Pension items	212	177	35
Deferred and uncollected premium	206	201	5
Reserve for audits and settlements	76	58	18
Other	116	97	19

Total DTLs	1,367	1,771	(404)

Net admitted DTA	$1,106	$512	$594

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs (including the impact of available carryback and carryforward periods), projected taxable income, and tax planning strategies in making this assessment.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes before the exclusion of amounts nonadmitted, less the deferred tax portions of the components of the Statutory Statements of Changes in Surplus shown below which are reported net of taxes, results in the reported change in net deferred income taxes.

	Years Ended December 31,
	2009			2008
	Ordinary	Capital	Total	Total
	(In Millions)
Net DTA(L)	$(147)	$586	$439	$(156)
Less items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized losses	—	122	122	(131)
Tax-effect of unrealized gains	—	(481)	(481)	537
Cumulative effect of adoption of accounting principles	—	(21)	(21)	—
Investment transferred from subsidiary, net of tax	—	—	—	27

Change in net deferred income taxes	$(147)	$206	$59	$277

As of December 31, 2009, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has total tax credit carryforwards of $41 million in deferred taxes.

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income (Loss) and Statutory Statements of Changes in Surplus and is different from that which would be obtained by applying the prevailing federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2009	2008
	(In Millions)
Provision computed at statutory rate	$(144)	$(368)
Investment items	(72)	(190)
Tax credits	(44)	(55)
Change in reserve valuation basis	(11)	30
Nonadmitted assets	11	(7)
Foreign governmental income taxes	7	9
Other	6	7

Total statutory income tax expense (benefit)	$(247)	$(574)

Federal and foreign income tax expense (benefit)	$(188)	$(297)
Change in net deferred income taxes	(59)	(277)

Total statutory income tax expense (benefit)	$(247)	$(574)

During the year ended December 31, 2009 the Company received refunds of federal income taxes in the amount of $484 million. During the year ended December 31, 2008, the Company paid federal income taxes in the amount of $10 million. Federal income taxes paid in prior years that will be available for recovery of the current year or future net losses are as follows: $63 million in 2007 and $69 million in 2006.

The Company and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. The Company and its subsidiaries and affiliates also file income tax returns in various states and foreign jurisdictions. The Company and its eligible subsidiaries and certain affiliates (the “Parties”) have executed and are subject to a written tax allocation agreement (the “Agreement”). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies generally are required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns which may be challenged by the various taxing authorities in order to provide users of financial statements more information regarding potential liabilities. For statutory purposes, the NAIC is still evaluating this disclosure requirement. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements. The Company continues to recognize tax benefits and related reserves in accordance with existing statutory accounting guidance for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2009	$264
Gross change related to positions taken in prior years	71
Gross change related to positions taken in current year	39
Gross change related to settlements	(4)
Gross change related to lapse of statutes of limitations	—

Balance, December 31, 2009	$370

Included in the liability for unrecognized tax benefits as of December 31, 2009, are $340 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for unrecognized tax benefit balance as of December 31, 2009 includes $23 million of unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate. The Company does not expect the total amount of unrecognized tax benefits to decrease over the next 12 months.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest and penalties recognized in the Company’s financial statements as of December 31, 2009 and 2008 were $56 million and $31 million, respectively.

The Internal Revenue Service (“IRS”) has completed its examination of the years 2001—2003. The IRS is currently auditing the years 2004 and 2005. The Company does not expect a material change in its financial position or liquidity as a result of these audits. As of December 31, 2009 and 2008, the Company had no protective deposits recognized as admitted assets.

The Economic Stimulus Act of 2008, enacted in February 2008, allowed businesses to claim a bonus first year depreciation deduction of 50% for most personal property placed in service after 2007 and before 2009. The Housing Assistance Tax Act, enacted in July 2008, allowed low income housing tax credits to offset the alternative minimum tax (“AMT”), effective for low income housing tax credits attributable to buildings placed in service after December 31, 2007. The Housing Assistance Tax Act also provided the option for corporations to treat certain unused research and AMT credits as allowable and refundable in lieu of claiming the bonus and accelerated depreciation deductions. The American Recovery and Reinvestment Act of 2009, enacted in February 2009, provided a one year extension of the 50% first year bonus depreciation. In addition, a deferral of up to five years is provided for income from reacquisition of business debt at a discount for 2009 and 2010. The Worker, Homeownership, and Business Assistance Act, enacted in November 2009, allows life insurance companies to carryback losses from operations in one taxable year beginning after December 31, 2007 and beginning before January 1, 2010, for up to five years, instead of three years as previously allowed. The amount of the loss that can be carried back to the fifth preceding year is limited to 50% of the taxable income for that year. These new tax provisions will not have a material effect on the Company’s financial position or liquidity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Transferable state tax credits

The Company entered into a transfer contract in which certified Massachusetts state tax credits were purchased in December 2008. The total unused transferable state tax credits, gross of any related state tax liabilities, have a carrying value of $1 million as of December 31, 2009 and are recorded in other than invested assets. The Company uses the benefit schedule provided with the transfer contract to estimate the utilization of remaining transferable state tax credits or other projected recovery of the current carrying value. There were no impairments on these credits as of December 31, 2009.

17.	Business risks, commitments and contingencies

a. Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

The Company’s currency exchange risk is related to non-U.S. dollar denominated investments, its medium-term note programs and international operations. The Company mitigates its currency exposures related to its investments and medium-term note programs through the use of derivatives.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors, as well as purchasing credit default swaps to transfer some of the risk.

Beginning in 2007, the slowing of the U.S. housing market, rising residential mortgage rates, and relaxed underwriting standards by residential mortgage loan originators led to higher delinquency and loss rates, reduced credit availability and reduced liquidity in the residential loan market. The Company has implemented a stringent review process for determining the nature and timing of other than temporary impairments on securities containing these risk characteristics. Cash flows were modeled for selected bonds deemed to be at risk for impairment using prepayment and default assumptions that varied according to collateral attributes. Bonds with nontrivial credit exposure were modeled across a variety of prepayment and default scenarios, spanning the range of possible outcomes specific to each individual security.

Fair values resulting from internal models are those expected to be received in an orderly transaction between market participants at the financial statement date. The fair values of residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities, and commercial mortgage loans are highly sensitive to evolving conditions that can impair the cash flows realized by investors. Determining fair value is made more difficult by the lack of observable prices, uncertainty of credit ratings, and the current liquidity crisis which may continue into the foreseeable future. The ultimate emergence of losses is subject to uncertainty. If defaults were to increase above the stresses imposed in the Company’s analysis or collateral performance was worse than expected, management would need to reassess whether such credit events have changed the Company’s assessment of OTTI and estimates of fair values given the underlying dynamics of the market and the expected performance of these assets. The liquidity crisis continues to adversely affect lenders’ underwriting appetite for new financing arrangements and hence could lead to a diminished ability to refinance the underlying collateral. Also, the downturn of the economy and the real estate market and high levels of unemployment will likely result in continued defaults and ultimately, additional recognition of OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In response to the deterioration of Collateralized Debt Obligations (“CDOs”) backed by RMBS that began in 2007, the trading markets for all CDO-related structured products have been adversely affected by reduced liquidity. The Company has investments in structured products that are exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as Collateralized Loan Obligations. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the nature of CDOs which complicate an evaluation of the underlying collateral, the overall negative economic environment and the resulting reduced market liquidity, the risk premium of CDOs have increased and resulted in declining prices. The steep decline in economic activity that began in the fourth quarter of 2008 has improved. This positive trend has led to improved prices beginning at the end of the second quarter and continuing into the fourth quarter. Management believes its scenario analysis approach, based on actual collateral data and forward looking assumptions, does capture the level of default risks in each pool including refinancing risks. However, in a rapidly changing economic environment the risk in each collateral pool will be more volatile.

The recent liquidity crisis has also resulted in increased risks related to the Company’s investments in domestic and European leveraged loans. European leveraged loans typically have speculative grade ratings. While default rates continue to be low, market liquidity and pricing have both improved domestically and in Europe.

Current market conditions have resulted in increased risks in the Company’s mortgage loan portfolio. Real estate fundamentals such as occupancy, rental rates and rental terms have generally weakened across all property types during 2009. The current credit market environment has also resulted in a shortage of lending to address loans maturing in the near term. Accordingly, while default rates are currently at low levels and the Company continues to proactively manage its risks, the overall economic factors may lead to increased defaults until the market and economy recover.

Management’s judgment regarding OTTI and estimated fair value depends upon evolving conditions that can alter the anticipated cash flows realized by investors and was impacted by the recent illiquid credit market environment, which made it difficult to obtain readily determinable prices for RMBS and other investments, including leveraged loan exposure. Further deterioration of market conditions, high levels of unemployment, and related management judgments of OTTI and fair value could negatively impact the Company’s results of operations, surplus, and the disclosed fair value.

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that market fluctuations could result in assets which are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels.

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered into various sublease agreements with affiliates for office space, such as OppenheimerFunds, Inc. and Babson Capital Management LLC. Total rental expense on net operating leases, recorded in general insurance expenses, was $45 million, $64 million and $41 million, which is net of $28 million, $24 million and $22 million of sublease receipts, for the years ended December 31, 2009, 2008 and 2007, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In November 2009, the Company entered into a sale-leaseback transaction with an unrelated party to sell and leaseback furniture, equipment and software, with a book value of $190 million, which was previously included in other than invested assets. The lease terms are for five years; annual lease payments are $38 million. At the end of the lease, the Company has the option of purchasing the furniture, equipment, and software at fair value. These leases are classified as operating leases. The assets were sold at book value, resulting in no gain or loss recognition.

Future minimum commitments for all net operating lease contractual obligations as of December 31, 2009 were as follows:

	Leases	Affiliated Subleases	Nonaffiliated Subleases	Net Operating Leases
	(In Millions)

2010	$106	$25	$1	$80
2011	99	23	1	75
2012	89	19	—	70
2013	82	16	—	66
2014	61	10	—	51
Thereafter	83	47	—	36

Total	$520	$140	$2	$378

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seeks both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

In May 2009, Massachusetts Mutual Life Insurance Company (“MassMutual”) was named as a defendant in a private action related to certain losses in a Bank Owned Life Insurance (“BOLI”) contract issued by MassMutual. The plaintiff alleges, among other things, fraud, breach of contract and breach of fiduciary duty claims against MassMutual and seeks to recover losses arising from investments under the BOLI contract. MassMutual believes it has substantial defenses in this action. However, it is premature to render any opinion as to the likely extent of outcomes unfavorable to MassMutual or as to the aggregate amount or range of potential losses. No loss contingency has been recorded as of December 31, 2009.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Since December 2008, MassMutual and MassMutual Holding LLC (“MMHLLC”) have been named as defendants in a number of putative class action and individual lawsuits filed by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff (“Madoff”) through his company, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). The plaintiffs allege a variety of state law and federal securities claims against MassMutual and/or MMHLLC seeking to recover losses arising from their investments in several funds managed by Tremont Group Holdings, Inc. (“Tremont”) or Tremont Partners, Inc., including Rye Select Broad Market Prime Fund, L.P., Rye Select Broad Market Fund, L.P., American Masters Broad Market Prime Fund, L.P., American Masters Market Neutral Fund, L.P. and/or Tremont Market Neutral Fund, L.P. Tremont and its subsidiary, Tremont Partners, Inc., are indirect subsidiaries of MMHLLC. MassMutual and MMHLLC believe they have substantial defenses and will vigorously defend themselves in these actions. MassMutual and MMHLLC believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. As of December 31, 2008, MassMutual had no investments in Madoff-managed strategies to which any value has been ascribed. Therefore, no loss contingency has been recorded as of December 31, 2009.

In 2009, the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS notified Tremont that the bankruptcy estate of BLMIS has purported preference and fraudulent transfer claims against Tremont’s Rye Select Broad Market funds and certain Tremont affiliates to recover redemption payments received from BLMIS by certain of those Rye Select funds in 2008. Certain of the Rye Select funds, in turn, have notified the Trustee of substantial claims by them against BLMIS. Tremont and the Trustee have been attempting to reach a mutually acceptable settlement of his claims against the funds. There is no guarantee that Tremont will be successful in negotiating such settlement.

The Company, together with numerous other defendants, was named in an adversary proceeding in the Enron bankruptcy. In 2008, this matter was resolved between the parties with no additional adverse impact to the Company.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class included all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. Through December 31, 2009 the Company had paid $243 million resulting from this settlement.

e.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including among others, the Securities and Exchange Commission, U.S. Department of Labor, and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Recent market volatility in the financial services industry has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations and investigations will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2009 and 2008, the Company had approximately $75 million of unsecured funding commitments. The unsecured commitments are included in private placements in the table below. As of December 31, 2009 and 2008, the Company had no commitments funded and no outstanding balance due.

In the normal course of business, the Company enters into letter of credit arrangements. As of December 31, 2009 and 2008, the Company had approximately $120 million and $100 million of outstanding letter of credit arrangements, respectively. As of December 31, 2009, the Company had a $2 million funding request attributable to these letter of credit arrangements. As of December 31, 2008, the Company had no funding requests attributable to these letter of credit arrangements.

As of December 31, 2009 and 2008, the Company approved financing of $750 million and $834 million, respectively, for MassMutual Asset Finance LLC that can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. Borrowings under the facility with the Company as of December 31, 2009 and 2008 were $624 million and $704 million, respectively, with interest of $17 million and $18 million for the years ended December 31, 2009 and 2008, respectively. The unfunded amount of the facility, totaling $126 million as of December 31, 2009, is included in private placements in the table below. The interest of this facility adjusts monthly based on the 30-day London Interbank Offered Rate.

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires. As of December 31, 2009, the Company had the following commitments:

	2010	2011	2012	2013	2014	There- after	Total
	( In Millions )
Private placements	$760	$198	$8	$291	$28	$—	$1,285
Mortgage loans	140	21	3	6	—	—	170
Partnerships and LLCs	420	184	429	326	908	65	2,332
LIHTC investments (including equity contributions)	14	—	—	—	3	—	17

Total	$1,334	$403	$440	$623	$939	$65	$3,804

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2009 and 2008, the Company had no outstanding obligations attributable to these commitments.

Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited. As of December 31, 2009 and 2008, the Company had no outstanding obligations attributable to these commitments and guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

18.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2009 are illustrated below:

	Amount	% of Total
	($ In Millions)

Subject to discretionary withdrawal:
With fair value adjustment	$6,729	13%
At book value less current surrender charge of 5% or more	924	2
At fair value	32,571	65

Subtotal	40,224	80
Subject to discretionary withdrawal:
At book value without fair value adjustment	3,184	6
Not subject to discretionary withdrawal	7,269	14

Total	$50,677	100%

The following is the reconciliation of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2009 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves - group annuities	$9,109
Policyholders’ reserves - individual annuities	4,772
Policyholders’ reserves - guaranteed investment contracts	26
Liabilities for deposit-type contracts	2,809

Subtotal	16,716

Separate Account Annual Statement:
Annuities	32,793
Other annuity contract deposit-funds and guaranteed interest contracts	1,168

Subtotal	33,961

Total	$50,677

b.	Separate accounts

The Company has guaranteed separate accounts classified as the following: (1) indexed, which are invested to mirror an established index based on the guarantee and (2) nonindexed, which have reserve interest rates at no greater than 4% and/or to fund a long-term interest guarantee in excess of a year that does not exceed 4%. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense, and minimum death benefit guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2009 is as follows:

	Indexed	Guaranteed Less than/ Equal to 4%	Non Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2009	$—	$—	$5,005	$5,005

Reserves at December 31, 2009:
For accounts with assets at:
Fair value/market value	$666	$3,272	$32,329	$36,267
Amortized cost/book value	500	—	—	500

Subtotal	1,166	3,272	32,329	36,767
Nonpolicy liabilities	—	—	991	991

Total	$1,166	$3,272	$33,320	$37,758

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$416	$—	$—	$416
At fair value	—	2,645	32,329	34,974
At book value without market value adjustment and current surrender charge of less than 5%	—	627	—	627

Subtotal	416	3,272	32,329	36,017
Not subject to discretionary withdrawal	750	—	—	750
Nonpolicy liabilities	—	—	991	991

Total	$1,166	$3,272	$33,320	$37,758

The following is a summary reconciliation of amounts reported as transfers to (from) separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers to (from) separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Income (Loss):

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$4,340	$6,200	$7,207
Transfers from separate accounts	(4,333)	(6,057)	(5,195)

Subtotal	7	143	2,012
Reconciling adjustments:
Net deposits on deposit-type liabilities	663	422	(463)

Net transfers to (from) separate accounts	$670	$565	$1,549

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Income (Loss).

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

19.	Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows, non-cash transactions primarily related to the following:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)

Bank loan transfer	$1,266	$1,983	$1,774
Bond conversion	1,065	1,598	1,038
Mortgages to other invested assets	209	14	—
Mortgage conversion to bonds	166	—	—
Other invested assets converted to real estate	61	—	—
Other invested assets converted to bonds	53	275	26
Other invested assets stock distribution	47	21	41
Interest capitalization for long-term debt	14	11	13
Dividend reinvestment	5	10	35
Net investment income payment-in-kind bonds	4	6	7
Stock conversion	4	103	44
Stock conversion to other invested assets	2	—	263
Other invested assets received as dividend	—	18	—
Bond transfer to other invested assets	—	—	120
Bond transfer from short-term to long-term	—	—	13

The bank loan transfer amount is included in the proceeds from investments sold, matured or repaid on bonds and cost of investments acquired for bonds on the Statutory Statements of Cash Flows and represents rollover transactions processed as the result of rate resets on existing bank loans.

The statement of cash flows for the year ended December 31, 2009 reflects approximately $886 million of non-cash activity for surrender benefits and a decrease in policy loans related to the lapse of one group of corporate-owned life insurance policies. The surrender benefits were used to repay policy loans. No cash was disbursed or received for these surrender benefits or loan repayments.

As of December 31, 2007, the cash, cash equivalents and short-term investments of $2,558 million on the Statutory Statements of Cash Flows excluded $8 million in nonadmitted assets related to securities purchased under agreements to resell. The uncollateralized portion of the contract was nonadmitted when the fair value of the collateral fell below the contract value.

20.	Subsequent events

The Company has evaluated subsequent events through February 19, 2010, the date the financial statements were available to be issued, and no events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

21.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2009 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors, LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor L, LLC

MML Mezzanine Investor II, LLC

MML Private Equity Fund Investor, LLC

MML Re Finance LLC

MMC Equipment Finance LLC

Invicta Advisors LLC

CB – Apts, LLC

CV – Apts, LLC

MP – Apts, LLC

MSP – SC, LLC

MW – Apts, LLC

PL – Apts, LLC – 92% (remaining 8% owned by C.M. Life Insurance Company)

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

WW – Apts, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

MML ABN Separate Account Holding Company LLC

MML ABN Separate Account Holding Company II LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Re Finance LLC

Subsidiary of MMC Equipment Finance LLC

MassMutual Asset Finance LLC

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Holding MSC, Inc.

MassMutual International LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 99%

MassMutual Baring Holding LLC

MML Financial, LLC

MassMutual Capital Partners LLC

First Mercantile Trust Company

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

22.	Impairment listing for loan-backed and structured securities

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
00075WAB5	$406,726	$—	$406,726	$396,891	$(9,835)	$396,891	$390,925
004375CT6	7,087,705	2,320,488	9,408,193	8,562,534	(845,659)	8,562,534	4,783,499
004375EW7	1,297,918	(9,548)	1,288,370	1,101,216	(187,155)	1,101,216	1,013,990
004421TD5	1,640,314	(83,434)	1,556,880	1,395,270	(161,611)	1,395,270	654,262
00442FAB8	185,213	67,717	252,930	159,262	(93,667)	159,262	212,589
00442GAD2	1,220,912	2,091,087	3,311,999	2,602,502	(709,497)	2,602,502	2,810,710
00442JAE4	9,408,905	2,634,274	12,043,179	9,698,807	(2,344,372)	9,698,807	7,758,652
00442KAD3	4,530,278	1,014,610	5,544,888	4,278,160	(1,266,728)	4,278,160	3,239,751
00442LAD1	4,696,408	(298,979)	4,397,430	3,239,830	(1,157,600)	3,239,830	2,553,218
007034AQ4	9,384,995	—	9,384,995	7,276,504	(2,108,492)	7,276,504	5,818,808
007036CE4	276,597	(7,657)	268,940	20,400	(248,540)	20,400	50,000
007036FB7	2,492,010	—	2,492,010	2,428,083	(63,927)	2,428,083	342,330
007036FY7	267,716	(115,286)	152,430	28,661	(123,769)	28,661	16,436
007036GB6	1,070,720	28,476	1,099,196	485,536	(613,660)	485,536	334,979
007037BK9	2,719,291	174,941	2,894,232	2,329,100	(565,131)	2,329,100	2,348,443
01853GAB6	162,789	458,587	621,376	621,524	147	621,524	857,560
021455AB6	906,787	—	906,787	890,607	(16,180)	890,607	882,659
02146QAB9	17,777,019	(1,109,038)	16,667,981	16,015,900	(652,080)	16,015,900	9,877,932
02146TAQ0	23,322,302	(3,781,077)	19,541,225	18,310,000	(1,231,225)	18,310,000	16,689,902
02146YAD8	27,916,188	(1,298,316)	26,617,871	24,025,206	(2,592,665)	24,025,206	15,110,725
02147CAA1	11,759,036	(836,317)	10,922,719	10,865,188	(57,531)	10,865,188	6,604,822
02147DAB7	15,244,951	(1,423,194)	13,821,757	13,109,767	(711,990)	13,109,767	7,654,768
02147DAV3	2,152,204	381,732	2,533,936	2,659,476	125,540	2,659,476	1,973,883
02150MAB1	18,990,769	(2,272,583)	16,718,186	15,530,800	(1,187,386)	15,530,800	10,502,952
02639MAK2	19,054,674	(762,686)	18,291,988	18,291,988	—	18,291,988	12,955,848
02639MAM8	3,136,786	1,153,598	4,290,384	2,593,716	(1,696,668)	2,593,716	5,888,313
02660CAH3	144,972	559,388	704,359	321,326	(383,033)	321,326	235,267
02660TGN7	10,231,552	—	10,231,552	10,120,160	(111,392)	10,120,160	5,690,127
02660THA4	94,064	—	94,064	24,528	(69,536)	24,528	46,200
02660THL0	2,559,936	(330,934)	2,229,002	1,930,386	(298,616)	1,930,386	1,187,873
02660THT3	460,020	399,666	859,685	850,081	(9,604)	850,081	619,923
02660TJB0	27,979,962	(232,637)	27,747,326	27,389,612	(357,713)	27,389,612	12,577,818
02660WAC0	23,902,172	(2,153,257)	21,748,915	20,836,363	(912,552)	20,836,363	12,465,509
02660XAD6	16,768,976	(1,191,996)	15,576,980	15,357,554	(219,426)	15,357,554	8,982,694
026929AD1	10,461,430	—	10,461,430	10,276,184	(185,245)	10,276,184	5,997,805
040104QN4	5,500,266	—	5,500,266	5,226,483	(273,783)	5,226,483	4,367,234
040104RV5	4,213,796	(123,260)	4,090,536	3,270,607	(819,929)	3,270,607	2,293,164
040104TF8	246,803	—	246,803	198,582	(48,221)	198,582	88,737
040104TG6	2,007,541	(124,582)	1,882,959	1,425,745	(457,214)	1,425,745	1,064,188
04012XAC9	671,097	—	671,097	319,925	(351,171)	319,925	216,293
04544TAB7	1,175,563	(280,621)	894,941	894,941	—	894,941	970,949
053642AC8	4,603,598	(371,778)	4,231,820	4,231,820	—	4,231,820	2,700,000
055294AA0	4,541,766	(945,422)	3,596,344	3,596,344	—	3,596,344	2,499,556
05535DCF9	9,735,123	(1,071,304)	8,663,820	8,663,820	—	8,663,820	5,717,211
05615P209	1,286,369	(589,369)	697,000	697,000	—	697,000	340,000
05615TAA0	5,007,026	(1,288,226)	3,718,800	3,718,800	—	3,718,800	1,872,000
056168AN7	4,346,552	1,373,448	5,720,000	5,720,000	—	5,720,000	900,000
05616YAE0	18,665,491	(4,465,158)	14,200,332	14,200,332	—	14,200,332	3,201,667
05617AMN8	41,109	—	41,109	8,824	(32,285)	8,824	40,605
05617BAA7	3,722,629	3,103,871	6,826,500	6,826,500	—	6,826,500	1,110,000
05946XJW4	146,968	(117,857)	29,110	29,107	(4)	29,107	156,690
05946XYB3	166,108	—	166,108	78,147	(87,961)	78,147	99,675
05946XYP2	1,421,266	—	1,421,266	1,323,304	(97,962)	1,323,304	738,027
05948XPR6	2,082,465	—	2,082,465	557,101	(1,525,364)	557,101	1,231,959
05948XR52	474,971	—	474,971	91,470	(383,501)	91,470	188,272
05948XVH1	1,497,403	—	1,497,403	306,092	(1,191,311)	306,092	528,786
05948XVJ7	788,039	114,504	902,543	59,071	(843,473)	59,071	194,455
05949AGR5	986,185	—	986,185	980,140	(6,045)	980,140	839,365
05949AHG8	6,127,000	—	6,127,000	6,014,458	(112,543)	6,014,458	5,723,279
05949ALH1	2,937,112	—	2,937,112	2,855,947	(81,165)	2,855,947	2,746,262
05949AZG8	2,582,767	—	2,582,767	2,576,971	(5,796)	2,576,971	2,207,565
05950DAA8	12,267,524	—	12,267,524	12,223,572	(43,953)	12,223,572	9,373,865
05950HAA9	26,958,890	(1,154,766)	25,804,125	25,734,549	(69,576)	25,734,549	21,527,308
06050HKY3	181,953	107,786	289,739	289,735	(3)	289,735	92,330
06652DAA7	7,999,644	(246,351)	7,753,294	7,713,156	(40,137)	7,713,156	4,217,139
07325HAC9	3,396,422	(37,314)	3,359,108	3,359,108	—	3,359,108	3,020,770
07325VAG9	3,128,744	(37,370)	3,091,374	2,754,647	(336,726)	2,754,647	2,386,917

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
07384MS60	$4,031,928	$(427,277)	$3,604,651	$3,597,566	$(7,085)	$3,597,566	$3,289,847
07384MV33	(73,525)	149,525	76,000	84,442	8,442	84,442	229,784
07384YNJ1	1,567,884	—	1,567,884	1,456,357	(111,527)	1,456,357	1,508,652
07384YPP5	4,596,090	—	4,596,090	3,674,175	(921,916)	3,674,175	999,109
073852AA3	4,418,510	—	4,418,510	4,377,063	(41,448)	4,377,063	4,131,611
073852AD7	4,331,841	(1,562,111)	2,769,729	1,934,225	(835,504)	1,934,225	1,185,850
073854AB7	15,735,556	1,003,380	16,738,936	15,361,792	(1,377,144)	15,361,792	9,633,710
073860AA6	2,633,186	(113,354)	2,519,832	2,429,131	(90,701)	2,429,131	2,103,309
073860AB4	3,147,261	47,966	3,195,227	2,841,323	(353,904)	2,841,323	2,184,940
07386HCM1	1,410,031	—	1,410,031	1,056,537	(353,494)	1,056,537	706,760
07386HCP4	280,541	92,493	373,034	39,487	(333,547)	39,487	69,912
07386HEN7	626,875	197,897	824,772	82,842	(741,930)	82,842	167,872
07386HHW4	151,576	(117,136)	34,440	23,712	(10,729)	23,712	118,364
07386HJL6	339,152	51,485	390,637	153,449	(237,188)	153,449	282,793
07386HLU3	53,001	(40,309)	12,693	8,937	(3,755)	8,937	68,639
07386HSF9	204,760	4,599	209,358	82,793	(126,565)	82,793	81,684
07386HSP7	6,770,677	—	6,770,677	6,706,809	(63,868)	6,706,809	4,197,549
07386HTQ4	415,178	—	415,178	250,592	(164,587)	250,592	347,054
073879PA0	1,587,600	313,374	1,900,974	1,668,300	(232,674)	1,668,300	661,470
073879QF8	1,254,924	(98,924)	1,156,000	1,108,896	(47,104)	1,108,896	629,200
073879Z92	11,660,102	681,870	12,341,972	11,388,410	(953,561)	11,388,410	3,777,103
07387AFA8	385,423	(7,975)	377,449	108,446	(269,003)	108,446	219,173
07387UHB0	22,698	84,718	107,416		(107,416)		9,899
07388EAA4	2,401,636	(327,186)	2,074,450	1,840,554	(233,896)	1,840,554	1,776,388
07388UAB6	1,829,762	(125,739)	1,704,023	1,506,514	(197,509)	1,506,514	1,323,492
07389LAA7	881,959	—	881,959	851,520	(30,438)	851,520	759,410
07389PAY6	671,883	(195,194)	476,689	293,212	(183,477)	293,212	285,272
07389VAA5	2,047,850	(223,130)	1,824,720	1,715,357	(109,363)	1,715,357	1,617,545
07400XAB4	6,160,795	(2,275,620)	3,885,175	3,429,090	(456,085)	3,429,090	1,712,050
07401EAA7	15,708,268	(4,399,772)	11,308,496	10,365,077	(943,419)	10,365,077	8,625,676
07401LAA1	17,892,548	(2,014,958)	15,877,590	15,533,761	(343,829)	15,533,761	9,168,168
07401LAQ6	4,804,667	(389,130)	4,415,537	4,162,870	(252,667)	4,162,870	2,452,575
07401LBA0	(277,866)	115,134	(162,732)	(157,637)	5,095	(157,637)	726,031
07820QAY1	18,502,926	(411,969)	18,090,958	17,874,223	(216,734)	17,874,223	12,522,070
07820QBL8	3,239,301	(136,329)	3,102,972	3,096,420	(6,553)	3,096,420	1,937,099
078446AB7	151,595	33,405	185,000	158,000	(27,000)	158,000	158,000
12489WQE7	1,982,151	(88,051)	1,894,100	1,345,000	(549,100)	1,345,000	927,180
12489WQH0	756,131	(107,825)	648,306	46,000	(602,306)	46,000	88,534
1248MAAD9	2,541,014	(528,869)	2,012,145	1,433,341	(578,804)	1,433,341	1,902,630
1248MEAE9	1,983,025	(149,057)	1,833,968	1,200,600	(633,368)	1,200,600	1,125,221
1248MEAG4	1,224,403	(51,404)	1,172,999	943,054	(229,945)	943,054	980,168
1248MGAJ3	210,190	(5,620)	204,570	204,542	(28)	204,542	228,594
1248RHAD9	4,779,731	624,422	5,404,153	4,350,796	(1,053,357)	4,350,796	2,686,481
12498NAB9	1,471,923	(18,936)	1,452,987	1,300,044	(152,943)	1,300,044	1,022,227
12544WAK3	1,388,571	(463,642)	924,928	924,918	(11)	924,918	1,330,518
12567AAF4	259,378	203,880	463,258	464,059	801	464,059	705,163
12627HAN0	(187)	11,467	11,280	1,181	(10,099)	1,181	2,962
12629EAK1	51,162	21,017	72,180	8,123	(64,057)	8,123	44,562
12638PAL3	14,577	(439)	14,138	890	(13,248)	890	7,736
12666XAB3	7,019,185	(923,289)	6,095,897	5,223,182	(872,715)	5,223,182	4,883,853
126670JD1	1,712,307	(192,104)	1,520,203	1,345,461	(174,742)	1,345,461	1,209,222
126670KN7	1,678,389	356,255	2,034,644	1,819,500	(215,144)	1,819,500	828,559
126670LN6	2,415,597	626,917	3,042,514	3,042,514	—	3,042,514	1,684,380
126670LP1	7,123,065	(596,889)	6,526,176	4,200,800	(2,325,376)	4,200,800	2,006,123
126670PG7	2,444,357	610,383	3,054,740	3,054,740	(0)	3,054,740	1,091,790
126670TU2	186,288	(7,048)	179,240	171,133	(8,108)	171,133	158,807
126670WT1	5,340,575	(140,686)	5,199,889	5,048,456	(151,433)	5,048,456	3,955,237
12667F2A2	163,158	(54,563)	108,595	81,502	(27,093)	81,502	57,032
12667FBJ3	2,566,505	(108,915)	2,457,590	2,254,824	(202,766)	2,254,824	1,865,756
12667FUL7	363,818	668,570	1,032,388	768,054	(264,334)	768,054	374,738
12667G4D2	22,671	5,057	27,728	27,741	13	27,741	47,782
12667GME0	18,442,810	(297,784)	18,145,026	18,111,264	(33,762)	18,111,264	9,972,950
12667GR62	12,746,640	(667,749)	12,078,891	12,073,212	(5,679)	12,073,212	7,916,471
12667GRW5	897,371	(71,616)	825,754	797,959	(27,795)	797,959	404,880
12667GS20	16,122,765	(743,582)	15,379,183	15,354,952	(24,231)	15,354,952	8,628,836
12667GWF6	10,925,236	(800,696)	10,124,540	9,489,260	(635,280)	9,489,260	4,902,738
12667GYX5	1,285,772	(59,584)	1,226,188	1,226,272	83	1,226,272	1,139,748
12667NAC2	302,475	(34,564)	267,911	249,866	(18,045)	249,866	218,280
126684AC3	3,086,917	56,724	3,143,642	1,935,105	(1,208,536)	1,935,105	2,523,360
12668A3Q6	11,139,895	(1,224,490)	9,915,405	9,668,991	(246,413)	9,668,991	3,546,923
12668A3V5	11,258	3,341	14,600	5,303	(9,297)	5,303	30,556
12668A4B8	18,372,664	(1,395,504)	16,977,160	16,673,193	(303,967)	16,673,193	8,866,596
12668A4G7	14,012	27,523	41,535	13,011	(28,524)	13,011	68,978
12668AAY1	76,890	6,625	83,515	83,626	112	83,626	153,983
12668ACG8	4,852,236	(153,482)	4,698,754	4,698,754	—	4,698,754	3,791,262

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
12668ACZ6	$4,427,651	$(173,854)	$4,253,797	$4,050,697	$(203,100)	$4,050,697	$2,424,716
12668AEV3	14,747,867	(829,384)	13,918,483	13,287,159	(631,324)	13,287,159	7,744,665
12668AEZ4	74,423	(59,104)	15,318	15,318	—	15,318	80,525
12668AFA8	(18,827)	30,018	11,192	11,192	—	11,192	36,765
12668AGW9	3,564,918	(345,540)	3,219,378	3,211,491	(7,887)	3,211,491	2,731,132
12668APF6	415,330	—	415,330	435,895	20,564	435,895	508,678
12668ATY1	(65,283)	286	(64,997)	(64,963)	35	(64,963)	95,472
12668AUD5	(47,360)	(17,169)	(64,529)	(64,529)	—	(64,529)	4,600
12668AVP7	8,737,532	(149,624)	8,587,908	8,512,640	(75,268)	8,512,640	5,266,246
12668AWQ4	44,584	(41,183)	3,401	3,186	(215)	3,186	29,979
12668BAU7	123,253	72,317	195,570	158,916	(36,654)	158,916	206,969
12668BB77	30,990,691	(1,312,292)	29,678,399	26,552,824	(3,125,575)	26,552,824	16,278,170
12668BDR1	62,792	(34,400)	28,392	8,262	(20,130)	8,262	65,796
12668BE33	17,275,119	—	17,275,119	16,361,953	(913,166)	16,361,953	8,590,825
126694A99	9,626	(10,895)	(1,270)	(1,269)	—	(1,269)	15,699
126694F86	20,391	(15,610)	4,782	1,535	(3,247)	1,535	18,129
126694N46	5,151,581	(86,756)	5,064,824	5,041,322	(23,502)	5,041,322	3,526,903
126694P36	13,351	(7,741)	5,610	1,755	(3,855)	1,755	26,187
126694YM4	3,906,587	—	3,906,587	3,782,512	(124,075)	3,782,512	1,932,469
126694YW2		8,581	8,581	2,948	(5,633)	2,948	41,492
126694ZB7	92,124	(43,842)	48,282	10,500	(37,782)	10,500	57,325
126694ZD3	10,000	(6,657)	3,343	1,177	(2,166)	1,177	6,313
12669D3C0	511,405	—	511,405	486,445	(24,960)	486,445	264,998
12669E6K7	1,275,099	—	1,275,099	607,889	(667,210)	607,889	920,107
12669EH33	228,927	—	228,927	242,713	13,786	242,713	233,044
12669EJ56	285,794	—	285,794	24,998	(260,797)	24,998	61,568
12669FKR3	296,372	(11,419)	284,954	285,159	206	285,159	285,070
12669FP23	820,922	(144,719)	676,202	475,883	(200,319)	475,883	763,207
12669FP31	278,663	148,409	427,072	427,628	556	427,628	693,525
12669FVD2	1,099,395	(65,067)	1,034,328	999,912	(34,416)	999,912	981,586
12669FW82	1,282,859	(10,002)	1,272,857	1,255,942	(16,914)	1,255,942	856,530
12669FXR9	653,961	—	653,961	641,742	(12,219)	641,742	425,791
12669GKH3	14,994,780	(276,764)	14,718,017	14,590,700	(127,317)	14,590,700	10,100,291
12669GMS7	313,009	—	313,009	299,973	(13,036)	299,973	179,158
12669GPB1	5,322	9,249	14,571	14,550	(22)	14,550	53,565
12669GRM5	3,479,303	(384,607)	3,094,697	3,352,604	257,907	3,352,604	1,882,027
12669GRQ6	10,174,672	(1,065,274)	9,109,397	8,824,804	(284,594)	8,824,804	5,379,170
12669GTV3	436,784	—	436,784	420,983	(15,802)	420,983	230,738
12669GUR0	4,378,904	—	4,378,904	4,148,210	(230,694)	4,148,210	2,417,637
12669GXW6	489,482	(139,216)	350,266	335,337	(14,929)	335,337	467,181
12669UBB5	497,412	—	497,412	493,895	(3,517)	493,895	491,696
14454AAB5	4,355,434	(55,600)	4,299,834	3,741,328	(558,506)	3,741,328	4,160,888
172939AB6	15,119	—	15,119	12,899	(2,219)	12,899	13,895
172981AK8	306,588	(31,892)	274,697	274,699	3	274,699	394,963
172981AL6	149,445	(25,449)	123,995	124,069	74	124,069	214,360
17307G3D8	2,269,096	—	2,269,096	2,021,866	(247,230)	2,021,866	1,075,738
17307GH76	452,689	(55,298)	397,391	382,054	(15,337)	382,054	266,797
17307GH84	126,447	1,656	128,103	107,648	(20,455)	107,648	107,720
17307GMQ8	8,274,282	(505,406)	7,768,876	7,768,876	—	7,768,876	7,261,757
17307GN79	379,993	(315,563)	64,430	(6,344)	(70,774)	(6,344)	91,935
17307GPE2	18,552,802	(4,842,254)	13,710,548	13,710,548	—	13,710,548	11,569,734
17307GPW2	502,051	(424,514)	77,537	77,537	—	77,537	147,785
17307GYD4	2,595,278	(31,729)	2,563,549	2,563,549	—	2,563,549	2,583,285
17309CAL9	77,030	(52,423)	24,606		(24,606)		24,758
17309MAB9	12,341,905	(395,031)	11,946,875	10,071,585	(1,875,289)	10,071,585	9,465,314
17309MAF0	220,729	11,571	232,300	43,394	(188,905)	43,394	57,177
17309NAH4	774,442	(174,962)	599,480	334,800	(264,680)	334,800	1,298,044
17309QAC8	9,483,532	—	9,483,532	9,131,484	(352,048)	9,131,484	7,144,100
17309QAM6	9,142	—	9,142	3,000	(6,142)	3,000	9,824
17309RAM4	53,216	(4,626)	48,590	5,869	(42,721)	5,869	55,161
17309SAC4	8,925,171	(504,006)	8,421,165	6,941,988	(1,479,177)	6,941,988	6,265,382
17309SAM2	4,636	4,721	9,357	1,448	(7,909)	1,448	2,452
17309SAN0	6,017	(137)	5,880	312	(5,569)	312	239
17309YAJ6	40,302	20,289	60,590	3,103	(57,487)	3,103	97,678
17309YAK3	(2,161)	28,604	26,443		(26,443)		18,843
17310UAE2	51,053	(27,827)	23,227	3,149	(20,077)	3,149	37,857
17311YAC7	3,116,760	480,130	3,596,890	2,829,009	(767,881)	2,829,009	2,054,241
17312TAH6	1,769,825	(226,465)	1,543,361	1,315,864	(227,497)	1,315,864	1,378,057
22540V3F7	1,852,027	559,539	2,411,566	2,321,586	(89,980)	2,321,586	1,248,567
22540V5D0	115,950	(28,738)	87,211	77,223	(9,988)	77,223	74,578
22540VQ70	879,895	236,262	1,116,157	1,116,157	—	1,116,157	644,338
22541N5E5	1,445,008	—	1,445,008	429,412	(1,015,596)	429,412	681,964
22541NBT5	927,137	347,071	1,274,208	1,273,440	(768)	1,273,440	847,880
22541NFL8	4,944,864	(127,761)	4,817,103	4,817,103	—	4,817,103	4,475,723

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
22541NR68	$91,777	$—	$91,777	$64,008	$(27,769)	$64,008	$36,806
22541NUB3	2,849,592	(91,442)	2,758,150	2,758,834	683	2,758,834	1,555,537
22541Q4M1	630,771	613,317	1,244,088	951,214	(292,874)	951,214	606,698
22541QA44	1,590,639	—	1,590,639	1,124,084	(466,555)	1,124,084	674,486
22541QDA7	1,002,336	—	1,002,336	902,832	(99,503)	902,832	551,738
22541QDB5	509,181	—	509,181	179,078	(330,103)	179,078	293,133
22541QFK3	470,108	(110,641)	359,467	359,495	29	359,495	224,801
22541QJR4	311,378	245,781	557,159	160,750	(396,409)	160,750	231,143
22541QV25	474,255	220,527	694,783	33,536	(661,247)	33,536	88,578
22541SFL7	823	(106)	718	40	(677)	40	213
22541SJV1	3,706,628	(4,813)	3,701,815	3,701,815	—	3,701,815	1,037,936
22541SRC4	434,356	93,437	527,793	527,793	—	527,793	500,187
22541SRZ3	23,810	(7,509)	16,301		(16,301)		57,755
22541SSD1	259,654	(127,205)	132,449	132,702	253	132,702	856,043
22541SXR4	2,613,347	(531,848)	2,081,499	1,785,960	(295,539)	1,785,960	858,045
225458RG5	117,665	(79,231)	38,434	38,434	—	38,434	51,240
225470R70	96,510	(53,518)	42,993	5,549	(37,443)	5,549	58,769
225470R88	277,690	(5,181)	272,509	263,695	(8,814)	263,695	5,572
2254W0KK0	203,343	(310,533)	(107,190)	9,127	116,317	9,127	145,406
2254W0NK7	1,547,996	(160,746)	1,387,250	1,182,222	(205,029)	1,182,222	835,784
22943HAD8	14,216,323	(597,627)	13,618,696	11,979,500	(1,639,196)	11,979,500	3,107,109
23242TAB2	4,765,932	(301,665)	4,464,267	3,667,644	(796,622)	3,667,644	3,482,624
23243AAD8	1,540,068	(124,145)	1,415,923	1,258,403	(157,519)	1,258,403	762,488
23244LAB7	4,296,125	(919,084)	3,377,042	2,692,489	(684,552)	2,692,489	2,917,292
23245QAA7	2,718,474	(106,228)	2,612,245	2,562,342	(49,903)	2,562,342	1,698,821
23248AAJ0	1,472,843	(105,780)	1,367,063	1,157,583	(209,480)	1,157,583	1,035,894
23332UAC8	5,678,513	(13,168)	5,665,345	5,612,240	(53,105)	5,612,240	3,917,024
23332UAR5	10,190,806	(18,173)	10,172,634	10,172,634	—	10,172,634	6,352,700
23332UAS3	270,553	—	270,553	188,389	(82,164)	188,389	64,508
23332UBV5	7,088,356	(479,169)	6,609,187	6,609,187	—	6,609,187	4,180,069
23332UCM4	643,319	—	643,319	627,691	(15,627)	627,691	392,394
23332UDU5	22,121,922	(656,344)	21,465,578	21,370,849	(94,728)	21,370,849	12,885,134
23332UFV1	1,539,475	(74,652)	1,464,823	1,464,823	—	1,464,823	792,371
251508AB3	12,008,737	(297,899)	11,710,837	9,685,446	(2,025,391)	9,685,446	5,756,384
25150PAD1	31,557	(16,298)	15,260	537	(14,722)	537	780
251510FB4	8,068,708	(194,898)	7,873,810	7,161,828	(711,981)	7,161,828	5,648,784
251510FL2	143,234	—	143,234	140,138	(3,097)	140,138	149,575
251510HS5	13,603,006	(1,103,262)	12,499,745	11,980,271	(519,474)	11,980,271	8,391,267
251510NB5	5,900,432	—	5,900,432	5,633,623	(266,810)	5,633,623	3,604,763
251510NC3	8,740,923	5,593,335	14,334,258	14,334,258	v	14,334,258	3,145,653
25151AAA9	4,322,852	2,503,372	6,826,224	5,886,249	(939,976)	5,886,249	3,673,970
251563DR0	102,526	(50,708)	51,818	17,901	(33,917)	17,901	97,307
26248PMM0	11,402	—	11,402	2,821	(8,581)	2,821	8,637
26410MAF7	5,233,857	(2,757,559)	2,476,298	2,700,673	224,375	2,700,673	773,874
26410WAD0	3,213,270	413,204	3,626,474	3,097,151	(529,322)	3,097,151	1,397,273
26441EAC5	401,016	(116,766)	284,250	251,750	(32,500)	251,750	250,000
26441NAA9		53,400	53,400		(53,400)
26441NAB7		31,000	31,000		(31,000)
28140XAE9	300,000	—	300,000	60,000	(240,000)	60,000	433,568
29108PAB0	(459,581)	2,264,092	1,804,512	1,804,512	—	1,804,512	1,500,000
30247DAD3	2,051,017	(1,137,412)	913,605	845,089	(68,517)	845,089	1,061,431
30251YAB4	9,121,482	—	9,121,482	9,096,257	(25,225)	9,096,257	6,851,855
316599AB5	112,410	—	112,410	108,086	(4,324)	108,086	108,590
31678UAA7	213,708	159,741	373,449	373,076	(373)	373,076	219,292
318340AB2	517,632	449,771	967,403	726,483	(240,921)	726,483	555,444
32051DCK6	545,112	—	545,112	533,892	(11,220)	533,892	534,007
32051DQ62	1,061,091	—	1,061,091	388,057	(673,034)	388,057	453,200
32051DRA2	115,248	—	115,248	106,338	(8,910)	106,338	99,814
32051DV33	623,012	(53,051)	569,961	570,019	57	570,019	511,815
32051GBV6	193,182	—	193,182	126,532	(66,650)	126,532	146,678
32051GCF0	487,187	(231,053)	256,133	50,621	(205,513)	50,621	92,556
32051GVN2	3,188,818	—	3,188,818	3,062,503	(126,315)	3,062,503	3,041,436
32051GZS7	7,648,650	(484,876)	7,163,774	6,874,600	(289,174)	6,874,600	5,970,501
32056CAH2	18,026,260	(719,438)	17,306,822	17,168,868	(137,954)	17,168,868	12,910,676
32113JAA3	728,393	—	728,393	711,792	(16,601)	711,792	374,625
32113JBV6	690,144	(368,022)	322,123	228,031	(94,092)	228,031	109,797
35729RAE6	9,619,470	(270,044)	9,349,427	6,989,037	(2,360,390)	6,989,037	6,175,384
35952Z007	12,597,727	(4,238,354)	8,359,373	5,923,358	(2,436,015)	5,923,358	2,685,859
35952Z023	10,157,209	(3,420,734)	6,736,475	4,511,207	(2,225,268)	4,511,207	2,071,188
35952Z031	10,918,605	(3,621,147)	7,297,458	4,688,530	(2,608,928)	4,688,530	2,036,793
35952Z049	9,616,866	(3,111,100)	6,505,766	4,383,059	(2,122,707)	4,383,059	1,719,720
35952Z056	9,823,862	(3,161,368)	6,662,495	4,285,422	(2,377,072)	4,285,422	1,640,900
35952Z064	10,038,058	(3,213,383)	6,824,675	4,622,032	(2,202,642)	4,622,032	1,736,917

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
35952ZA06	$27,551,646	$(13,015,358)	$14,536,287	$12,498,712	$(2,037,575)	$12,498,712	$4,604,527
35952ZA14	1,310,604	(608,033)	702,571	581,463	(121,108)	581,463	206,481
35952ZA22	2,174,056	(1,016,133)	1,157,923	891,667	(266,256)	891,667	319,639
36228FU38	111,956	(23,408)	88,548	88,929	381	88,929	130,102
36228FWU6	1,772,490	—	1,772,490	1,666,968	(105,522)	1,666,968	862,762
362334EB6	10,918,081	(409,586)	10,508,495	9,320,003	(1,188,492)	9,320,003	7,490,943
362334FS8	1,374,059	(52,548)	1,321,511	1,144,409	(177,102)	1,144,409	1,029,772
362341SG5	939,065	(251,384)	687,681	687,925	244	687,925	871,197
362341VU0	22,216,826	(706,260)	21,510,565	21,510,566	—	21,510,566	14,269,795
362341XE4	23,831,507	(1,120,610)	22,710,897	22,725,639	14,742	22,725,639	20,597,574
36242D3Z4	99,672	18,971	118,643	38,760	(79,883)	38,760	35,758
36242DBY8	1,382,748	(11,568)	1,371,180	1,371,218	38	1,371,218	1,497,781
36242DBZ5	732,946	(295,389)	437,557	428,093	(9,464)	428,093	291,418
36242DGA5	254,731	(78,936)	175,795	72,348	(103,447)	72,348	68,111
362437AC9	2,539,172	—	2,539,172	2,435,483	(103,689)	2,435,483	1,994,990
36244LAA1	3,338,179	(35,824)	3,302,355	3,091,697	(210,658)	3,091,697	2,739,816
362480AD7	19,604,046	(1,551,940)	18,052,106	15,919,815	(2,132,291)	15,919,815	8,176,528
38012UAA7	538,839	(135,212)	403,626	403,626	—	403,626	448,812
39538RAB5	12,186,361	(211,618)	11,974,743	11,974,743	—	11,974,743	6,317,272
39538RBB4	14,118,909	—	14,118,909	13,663,955	(454,954)	13,663,955	7,674,342
39538WBH0	18,553	(5,119)	13,435	8,462	(4,972)	8,462	19,127
39538WFH6	11,793,985	(450,770)	11,343,216	11,102,103	(241,113)	11,102,103	5,652,385
39538WHF8	34,481,180	(2,193,287)	32,287,893	31,565,812	(722,082)	31,565,812	19,781,360
39539GAA0	5,532,154	—	5,532,154	5,402,944	(129,210)	5,402,944	3,151,643
40430HAJ7	224,963	(53,508)	171,456	25,350	(146,105)	25,350	61,781
40430HBH0	26,421	6,245	32,666	2,850	(29,816)	2,850	7,419
40430HBJ6	(556)	10,874	10,318		(10,318)		1,579
40430HCQ9	17,351	(9,837)	7,514	2,200	(5,314)	2,200	11,854
40430HDC9	1,804,205	—	1,804,205	1,745,426	(58,779)	1,745,426	1,557,238
40430HEB0	63,958	(12,948)	51,010	32,045	(18,965)	32,045	72,019
40430HFL7	1,956,176	—	1,956,176	1,905,800	(50,376)	1,905,800	1,430,500
40430MAB3	693,604	—	693,604	464,427	(229,177)	464,427	352,135
40430VAG2	8,658,131	1,992,800	10,650,931	10,650,931	—	10,650,931	6,906,538
40430YAD3	929,016	476,051	1,405,068	1,403,969	(1,099)	1,403,969	1,102,411
40431HAT4	30,914	(675)	30,239	85	(30,154)	85	23,687
40431KAA8	194,150	—	194,150	175,820	(18,330)	175,820	150,008
40431KAE0	7,121,578	(179,683)	6,941,896	5,404,732	(1,537,164)	5,404,732	5,004,585
40431KAL4	(108)	29,984	29,876	115	(29,761)	115	9,863
40431RAN5	42,004	(25,007)	16,997	4,200	(12,797)	4,200	40,650
40431XAE2	5,000,000	(561,010)	4,438,990	3,669,720	(769,270)	3,669,720	2,277,550
40431XAF9	1,652,330	(203,976)	1,448,355	1,159,500	(288,855)	1,159,500	2,549,782
41161PA86	2,122,884	(184,140)	1,938,744	1,946,607	7,864	1,946,607	1,579,448
41161PFR9	1,385,310	(24,008)	1,361,302	1,361,024	(278)	1,361,024	958,036
41161PH55	41,295	(24,922)	16,373	1,361	(15,012)	1,361	34,968
41161PHC0	8,723,699	—	8,723,699	8,650,858	(72,841)	8,650,858	6,046,837
41161PHU0	8,419,815	(145,308)	8,274,507	8,260,672	(13,835)	8,260,672	6,028,919
41161PHZ9	22,342	82,797	105,139	49,376	(55,763)	49,376	169,737
41161PKH5	736,242	(22,174)	714,069	693,971	(20,098)	693,971	369,721
41161PL43	24,314,724	(2,590,119)	21,724,605	21,067,465	(657,140)	21,067,465	13,010,953
41161PLR2	13,989,945	(385,166)	13,604,779	13,553,011	(51,769)	13,553,011	8,267,825
41161PMG5	17,055,114	(435,416)	16,619,698	16,420,664	(199,034)	16,420,664	9,831,421
41161PQU0	14,875,535	(509,899)	14,365,636	14,119,858	(245,778)	14,119,858	8,182,334
41161PSC8	162,506	(104,485)	58,021	(11,727)	(69,747)	(11,727)	94,792
41161PTN3	2,438,426	—	2,438,426	2,338,388	(100,038)	2,338,388	1,286,123
41161PTP8	1,013,905	(49,766)	964,140	795,970	(168,169)	795,970	461,410
41161PWB5	7,919,141	(221,789)	7,697,352	7,589,705	(107,647)	7,589,705	4,265,835
41161PXH1	886,966	—	886,966	865,233	(21,733)	865,233	530,314
41161PZR7	100,125	(67,956)	32,170	32,169	—	32,169	80,425
41162DAF6	11,428,076	(661,584)	10,766,492	10,766,492	—	10,766,492	6,911,672
41164LAB5	17,273,445	(161,792)	17,111,653	16,026,074	(1,085,579)	16,026,074	8,166,969
43739EAP2	22,091,293	(820,456)	21,270,837	21,234,151	(36,686)	21,234,151	11,958,426
43739EBJ5	9,921,005	—	9,921,005	9,836,426	(84,579)	9,836,426	7,050,584
43739EBS5	9,807,091	—	9,807,091	9,739,689	(67,403)	9,739,689	7,491,729
44328AAB6	85,953	—	85,953	68,804	(17,149)	68,804	82,413
45071KDD3	1,938,576	(21,618)	1,916,958	1,639,658	(277,300)	1,639,658	1,719,886
45254NHV2	354,700	—	354,700	350,054	(4,646)	350,054	118,199
45254NJG3	1,480,972	(6,571)	1,474,401	1,470,402	(3,999)	1,470,402	1,027,660
45254NJK4	238,944	—	238,944	224,471	(14,473)	224,471	204,686
45254NJP3	161,848	36,624	198,472	173,896	(24,576)	173,896	146,828
45254NJV0	1,095,389	(9,709)	1,085,680	1,085,680	—	1,085,680	761,267
45254NJX6	236,992	6,584	243,576	243,342	(234)	243,342	230,522
45254NKA4	435,056	(65,120)	369,937	370,703	767	370,703	310,493
45254NKD8	4,422,720	—	4,422,720	4,418,977	(3,743)	4,418,977	3,671,836
45254NKF3	5,631,552	(4,270)	5,627,283	5,627,283	—	5,627,283	4,042,633

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
45254NKK2	$177,812	$(174,576)	$3,236	$(4,541)	$(7,777)	$(4,541)	$59,522
45254NKX4	6,809,080	(10,939)	6,798,141	6,648,074	(150,067)	6,648,074	4,174,751
45254NNP8	14,898,506	(58,004)	14,840,502	14,347,262	(493,240)	14,347,262	9,219,524
45254NPA9	16,542,021	(21,221)	16,520,800	16,545,406	24,606	16,545,406	11,378,135
45254NPG6	1,651,661	68,839	1,720,501	1,319,431	(401,070)	1,319,431	726,878
45254NPU5	5,904,109	(56,958)	5,847,150	5,842,706	(4,444)	5,842,706	3,342,706
45254TMK7	90,182	44,405	134,587	134,500	(87)	134,500	55,632
45254TSM7	4,936,760	—	4,936,760	4,671,006	(265,754)	4,671,006	1,902,064
45254TTM6	6,565,686	3,574,765	10,140,451	10,136,890	(3,561)	10,136,890	7,419,888
452570AA2	90,916	(11,936)	78,980	69,314	(9,666)	69,314	56,901
45257EAA2	5,555,631	(332,235)	5,223,396	4,744,759	(478,637)	4,744,759	2,146,888
45660L4P1	621,804	(133,988)	487,816	1,487	(486,328)	1,487	2,975
45660L4Q9	383,518	(251,715)	131,803	432	(131,370)	432	4,324
45660LAU3	200,296	—	200,296	173,571	(26,725)	173,571	198,748
45660LCN7	6,823,181	(373,021)	6,450,159	6,429,590	(20,570)	6,429,590	3,516,917
45660LGX1	169,982	(114,520)	55,463	26,391	(29,072)	26,391	44,753
45660LKW8	28,030,887	—	28,030,887	27,647,634	(383,253)	27,647,634	15,002,403
45660LNB1	411,659	8,530	420,189	327,147	(93,042)	327,147	233,300
45660LR84	279,459	(212,447)	67,013	315	(66,698)	315	125,577
45660LVD8	43,288	5,215	48,504	20,639	(27,865)	20,639	32,389
45660LW96	4,499,920	(200,285)	4,299,635	3,976,701	(322,934)	3,976,701	2,275,551
45660LWD7	4,792,278	(1,201,715)	3,590,563	3,648,216	57,653	3,648,216	2,987,251
45660LYW3	5,554,736	(131,428)	5,423,307	4,859,107	(564,201)	4,859,107	2,460,258
45660N2J3	6,011,902	(42,070)	5,969,831	5,819,011	(150,820)	5,819,011	3,538,681
45660N5H4	7,218,934	(85,652)	7,133,282	6,872,108	(261,174)	6,872,108	4,951,098
45660N7R0	293,645	(38,427)	255,218	121,786	(133,431)	121,786	110,471
45660NM44	205,661	12,515	218,176	218,870	695	218,870	426,465
45660NQ24	2,561,888	(143,976)	2,417,912	2,396,502	(21,410)	2,396,502	2,322,420
45660NRB3	656,779	390,164	1,046,943	956,329	(90,614)	956,329	549,296
45660NS30	2,885,761	(5,878)	2,879,884	2,847,071	(32,813)	2,847,071	2,160,159
45660NT96	3,207,750	—	3,207,750	3,139,137	(68,613)	3,139,137	2,485,259
456612AC4	20,158,765	(716,844)	19,441,921	19,444,154	2,233	19,444,154	10,828,273
45661EAA2	388,784	(41,654)	347,129	347,129	—	347,129	287,574
45661LAG3	3,952,305	2,674,596	6,626,901	6,219,246	(407,655)	6,219,246	3,878,669
45662BAJ8	149,703	(31,995)	117,709	52,383	(65,326)	52,383	96,350
45664BAE7	125,287	(4,873)	120,415	19,321	(101,093)	19,321	59,107
45664BAF4	14,745	—	14,745		(14,745)		11,785
45667QAJ0	138,368	(110,495)	27,874		(27,874)		22,840
45667WAA6	5,419,227	—	5,419,227	5,411,747	(7,479)	5,411,747	3,202,502
45667WAC2	696,557	—	696,557	763,285	66,728	763,285	615,124
45668WAE7	328,948	126,591	455,540	314,114	(141,426)	314,114	661,985
464125AC7	2,049,609	(451,355)	1,598,253	1,411,834	(186,419)	1,411,834	1,511,247
464126BW0	439,024	160,366	599,390	111,705	(487,685)	111,705	320,036
46412AAD4	4,426,669	(304,692)	4,121,977	4,101,600	(20,377)	4,101,600	3,652,259
466247NC3	720,783	496,069	1,216,852	547,381	(669,471)	547,381	511,343
466247UG6	3,233,028	—	3,233,028	3,098,218	(134,810)	3,098,218	2,561,268
466247XE8	8,092,927	(401,760)	7,691,167	7,264,895	(426,272)	7,264,895	4,755,810
46626CBS8	499,730	—	499,730	490,728	(9,003)	490,728	912,999
46627MBQ9	14,211,056	(35,993)	14,175,063	14,006,329	(168,733)	14,006,329	9,426,620
46627MCS4	10,024,718	(724,673)	9,300,045	8,975,596	(324,449)	8,975,596	6,195,366
466284AG1	5,663	(3,489)	2,174	32	(2,142)	32	29
466286AH4	11,833	(9,644)	2,189	217	(1,972)	217	484
46629BAR0	4,307,877	(183,067)	4,124,810	3,387,847	(736,963)	3,387,847	3,772,900
46629NAC7	174,117	—	174,117	147,676	(26,442)	147,676	113,736
46629QAR7	39,647	(5,173)	34,474	3,800	(30,674)	3,800	34,136
46629QAU0	2,021,995	(38,863)	1,983,132	1,404,150	(578,982)	1,404,150	1,106,353
46629QBE5	8,256	—	8,256	998	(7,258)	998	870
46629TAP5	28,240	10,415	38,655	10,800	(27,855)	10,800	73,142
46630CAC8	4,241,516	(239,121)	4,002,396	2,599,206	(1,403,190)	2,599,206	1,798,700
46630KAA4	1,814,880	(27,453)	1,787,427	1,530,732	(256,695)	1,530,732	1,317,540
49327HAJ4	170,000	—	170,000	80,000	(90,000)	80,000	140,000
52520MFT5	222,737	(69,154)	153,583	153,583	—	153,583	237,056
525221AW7	921,355	(667,600)	253,755	253,755	—	253,755	279,520
525221CD7	559,421	439,062	998,484	484,971	(513,513)	484,971	90,215
525221CE5	23,474	(11,082)	12,392		(12,392)		7,855
525221DV6	(11,490)	(12,813)	(24,303)	2,395	26,698	2,395	86,339
525221EN3	16,279,434	(1,222,548)	15,056,886	15,060,075	3,189	15,060,075	5,913,002
525221FE2	478	13,052	13,529	3,363	(10,166)	3,363	12,359
525221GM3	3,996,912	(243,582)	3,753,330	3,753,330	—	3,753,330	1,979,728
525221HA8	29,888,317	(3,924,130)	25,964,187	25,962,076	(2,112)	25,962,076	15,799,625
525221JA6	185,398	216,679	402,077	81,030	(321,047)	81,030	406,247
525226AL0	2,041,437	(881,883)	1,159,554	997,957	(161,596)	997,957	102,953
525229AG5	3,305,832	(1,374,579)	1,931,253	1,680,020	(251,233)	1,680,020	1,273,803
52524VAG4	15,606,162	(703,566)	14,902,596	14,416,316	(486,281)	14,416,316	8,784,292

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
52524YAF0	$15,004,860	$(1,360,381)	$13,644,479	$13,386,690	$(257,789)	$13,386,690	$7,263,303
550279AA1	6,046,039	(236,352)	5,809,687	5,491,236	(318,451)	5,491,236	3,492,639
55027AAR1	14,652,584	(1,244,157)	13,408,427	13,195,476	(212,950)	13,195,476	7,504,974
55027AAU4	6,962,805	(614,902)	6,347,903	6,105,505	(242,398)	6,105,505	3,131,647
55027BAA6	20,142,119	(2,254,332)	17,887,786	16,945,064	(942,723)	16,945,064	8,931,248
56119LAG8	4,723,809	(1,877,460)	2,846,349	1,186,038	(1,660,311)	1,186,038	214,965
576429AL8	19,712	(11,900)	7,812	6,301	(1,510)	6,301	33,248
576433E44	227,809	(76,658)	151,150	151,150	—	151,150	270,044
576433FP6	771,581	—	771,581	716,828	(54,752)	716,828	213,700
576433G42	10,216,939	(163,454)	10,053,485	9,977,460	(76,025)	9,977,460	5,070,004
576433GW0	2,295,241	—	2,295,241	1,556,877	(738,364)	1,556,877	646,036
576433H33	6,022,941	(392,291)	5,630,651	5,623,253	(7,398)	5,623,253	3,992,262
576433KG0	611,574	409,654	1,021,228	1,021,228	—	1,021,228	536,222
576433NH5	4,844,319	(932,639)	3,911,681	3,718,684	(192,997)	3,718,684	2,152,941
576433RU2	1,564,814	1,198,609	2,763,423	2,311,547	(451,876)	2,311,547	913,800
576433SE7	1,210,380	779,554	1,989,934	1,858,572	(131,362)	1,858,572	418,020
576433WZ5	2,458,803	(27,282)	2,431,521	2,431,521	—	2,431,521	2,775,922
576436CV9	681,835	(4,537)	677,298	615,056	(62,242)	615,056	430,525
57643AAA8	860,142	(82,063)	778,079	684,793	(93,286)	684,793	519,497
57643LMP8	2,789,387	(231,739)	2,557,648	1,947,900	(609,748)	1,947,900	1,002,043
576444AA1		(780)	(780)		780
5899293W6	1,807,333	—	1,807,333	1,786,709	(20,625)	1,786,709	944,289
589929D62	122,225	(55)	122,170	122,170	—	122,170	108,766
589929E87	1,448,488	—	1,448,488	1,279,493	(168,995)	1,279,493	837,606
589929P69	830,665	—	830,665	478,174	(352,492)	478,174	461,486
589929X29	5,532,994	—	5,532,994	5,493,059	(39,935)	5,493,059	3,800,414
59020UAA3	250,956	(17,428)	233,528	234,068	539	234,068	243,414
59020UHP3	1,032,580	(38,770)	993,810	993,968	158	993,968	1,589,283
59020UQ57	3,872,139	(179,448)	3,692,691	3,585,447	(107,244)	3,585,447	1,908,268
59020UTL9	1,301,537	(250,223)	1,051,314	1,051,314	—	1,051,314	586,878
59020UXN0	971,043	(503,824)	467,219	320,039	(147,180)	320,039	290,519
590212AB2	343,836	(1,411)	342,425	248,375	(94,050)	248,375	255,827
59023FAA3	176,165	—	176,165	130,914	(45,251)	130,914	132,100
59023WAG3	95,554	(20,280)	75,274	21,300	(53,974)	21,300	36,446
59024EAD9	3,325,725	335,634	3,661,359	2,550,411	(1,110,948)	2,550,411	2,517,890
59024UAB7	1,853,921	(1,128)	1,852,793	1,598,527	(254,266)	1,598,527	1,515,063
59024WAF4	440,839	(18,363)	422,476	422,476	—	422,476	23,319
617451DQ9	10,030,791	—	10,030,791	9,954,963	(75,829)	9,954,963	8,429,423
61748HAA9	26,588	(72)	26,515	26,520	5	26,520	26,717
61748HRF0	134,911	(48,245)	86,666		(86,666)		91
61749BAB9	841,700	(5,384)	836,316	753,068	(83,247)	753,068	734,915
61749BAP8	1,695	(1,383)	313	68	(245)	68	324
61750FAE0	880,067	31,011	911,078	679,675	(231,403)	679,675	541,904
61750MAB1	101,472	—	101,472	91,867	(9,604)	91,867	103,069
61750SAB8	1,077,458	(5,100)	1,072,358	950,800	(121,558)	950,800	1,031,861
61751JAQ4	38,767	19,561	58,328	13,759	(44,568)	13,759	47,798
617526AE8	476,968	(46,120)	430,848	313,885	(116,963)	313,885	247,385
61753KAB2	473,184	(775)	472,409	423,525	(48,884)	423,525	455,959
61753VAG7		2,766	2,766	960	(1,806)	960	3,246
61755AAB2	41,240	(442)	40,798	36,930	(3,868)	36,930	36,571
61755FAE5	37,534	(10,214)	27,320	6,720	(20,600)	6,720	41,504
61757MAB4	3,916,069	(835,076)	3,080,994	2,191,535	(889,459)	2,191,535	2,104,833
61915RAX4	1,638,961	—	1,638,961	776,997	(861,964)	776,997	1,365,823
61915RAZ9	(148,894)	148,828	(65)	(99,571)	(99,506)	(99,571)	21,658
61915RBB1	8,962,333	(625,806)	8,336,527	7,966,618	(369,909)	7,966,618	5,094,347
61915RBZ8	1,298,069	(272,420)	1,025,649	946,143	(79,506)	946,143	607,348
63543VAJ2	607,180	—	607,180	40,000	(567,180)	40,000	617,640
63543WAH4	104,840	—	104,840	20,000	(84,840)	20,000	25,520
638728AC9	3,259,818	(22,890)	3,236,928	2,436,781	(800,147)	2,436,781	1,983,431
64352VLH2	2,532,572	582,802	3,115,374	3,115,374	—	3,115,374	2,404,506
64352VPC9	43,124	5,243	48,367	7,000	(41,367)	7,000	9,830
64352VQR5	9,425,541	(168,524)	9,257,017	6,896,118	(2,360,898)	6,896,118	6,400,273
65106FAB8	13,142,522	(22,735)	13,119,787	11,793,326	(1,326,461)	11,793,326	8,280,989
65106FAG7	1,190,670	30,370	1,221,040	204,425	(1,016,615)	204,425	693,284
65535VEY0	475,643	4,610	480,253	330,026	(150,227)	330,026	649,250
65535VLQ9	(5,908)	43,484	37,576	7,671	(29,906)	7,671	53,268
65535VPK8	(999)	20,060	19,061		(19,061)		6,932
65535VRH3	5,575,630	1,539,821	7,115,451	5,395,309	(1,720,142)	5,395,309	5,698,839
65535VRK6	3,513,236	(45,153)	3,468,083	2,513,185	(954,899)	2,513,185	1,863,500
65535VSQ2	4,027	84,811	88,838	7,199	(81,639)	7,199	38,985
65535VUS5	3,606,908	(14,581)	3,592,327	2,764,641	(827,686)	2,764,641	2,166,579
65537BAG5	135,801	27,719	163,521	45,150	(118,371)	45,150	161,976
65538DAA3	5,141,766	(755,452)	4,386,314	3,545,133	(841,180)	3,545,133	2,582,862
66987WDE4	5,847,705	(1,907,696)	3,940,009	2,428,800	(1,511,209)	2,428,800	1,196,771

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
669884AF5	$377,185	$(320,129)	$57,056	$11,250	$(45,806)	$11,250	$20,331
68383NCA9	28,082,016	(24,362)	28,057,654	27,037,302	(1,020,352)	27,037,302	18,908,080
68383NCD3	3,010,525	—	3,010,525	2,886,447	(124,077)	2,886,447	1,194,750
68383NCU5	11,166,085	—	11,166,085	10,941,333	(224,752)	10,941,333	6,415,076
68383NDT7	10,901,247	(896,796)	10,004,450	10,006,237	1,786	10,006,237	5,446,019
68383NDW0	3,597,143	1,966,826	5,563,968	5,563,968	—	5,563,968	1,403,021
68389FBW3	33,468	—	33,468	32,515	(953)	32,515	26,461
68402CAC8	1,039,305	—	1,039,305	813,805	(225,500)	813,805	788,075
69121PDE0	432,111	(30,222)	401,888	330,333	(71,556)	330,333	342,387
69121PDX8	978,111	(12,463)	965,648	761,663	(203,985)	761,663	920,256
70069FHV2	1,768,763	2,237,790	4,006,553	4,006,553	—	4,006,553	1,132,672
74348UAL3	529,251	8,700,000	9,229,251	9,229,251	—	9,229,251	6,137,452
74919VAB2	10,652,303	(993,121)	9,659,181	9,313,276	(345,905)	9,313,276	8,080,868
74922MAB7	8,113,244	4,175,428	12,288,673	12,060,095	(228,578)	12,060,095	6,799,659
74922MAC5	1,989,882	(291,003)	1,698,880	1,589,031	(109,848)	1,589,031	938,656
74924UAB7	12,156,349	(505,254)	11,651,095	11,459,505	(191,590)	11,459,505	10,874,297
74924XAD7	1,415,893	659,241	2,075,133	365,752	(1,709,381)	365,752	555,588
74924YAH6	26,958	856	27,814	8,550	(19,264)	8,550	18,489
74927WAM6	169,414	71,176	240,590	240,359	(231)	240,359	301,851
74927XAM4	407,202	482,093	889,295	300,792	(588,503)	300,792	401,217
74951PBT4	3,187,466	2,299,991	5,487,457	2,882,848	(2,604,610)	2,882,848	3,317,693
74951PBV9	730,969	506,127	1,237,096	367,539	(869,557)	367,539	634,194
75114GAC3	26,527,905	(1,593,934)	24,933,971	24,422,506	(511,466)	24,422,506	12,982,717
75114HAD9	25,025,792	(2,290,775)	22,735,017	22,078,347	(656,670)	22,078,347	12,762,589
75114HAK3	4,345,090	1,332,819	5,677,909	5,187,537	(490,371)	5,187,537	1,452,858
75114NAA2	16,801,681	(271,142)	16,530,539	12,592,378	(3,938,161)	12,592,378	7,078,169
75114NAB0	3,864,139	1,986,378	5,850,517	4,341,811	(1,508,706)	4,341,811	2,673,650
75156XAC5	1,692,681	(66,098)	1,626,584	1,330,200	(296,384)	1,330,200	899,292
75405KAG3	72,207	(33,521)	38,687	12,300	(26,387)	12,300	75,213
75406AAB5	8,194,240	(112,039)	8,082,200	7,833,582	(248,619)	7,833,582	6,103,127
75970JAL0	53,513	58,314	111,827	48,650	(63,177)	48,650	92,068
75971EAK2	257,596	(43,455)	214,141	89,250	(124,891)	89,250	247,529
760985U33	383,354	227,220	610,575	610,575	—	610,575	205,353
76110GG62	6,113,152	(73,639)	6,039,513	6,039,513	—	6,039,513	4,665,784
76110GG70	2,331,544	(225,691)	2,105,852	2,106,490	638	2,106,490	1,804,125
76110GJ85	3,941,040	(76,580)	3,864,460	3,665,253	(199,207)	3,665,253	3,061,346
76110GTL5	1,542,953	(79,616)	1,463,337	1,300,907	(162,429)	1,300,907	1,302,525
76110GZQ7	8,404,254	(93,127)	8,311,127	8,311,127	—	8,311,127	7,217,123
76110GZR5	3,000,351	(28,507)	2,971,844	2,972,346	502	2,972,346	2,665,818
76110H4M8	349,246	(3,107)	346,139	294,469	(51,669)	294,469	165,342
76110H4Q9	510,543	(86,554)	423,989	423,995	6	423,995	515,321
76110H5C9	1,051,392	(435,732)	615,660	311,878	(303,781)	311,878	220,680
76110H5D7	27,340	—	27,340		(27,340)		8,182
76110HKX6	5,080,420	2,813,000	7,893,420	6,186,611	(1,706,809)	6,186,611	4,372,713
76110HKY4	653,534	625,158	1,278,692	508,627	(770,065)	508,627	472,018
76110W4J2	24,575	1,138	25,714	5,900	(19,814)	5,900	15,174
76110W6M3	2,284,782	774,236	3,059,018	3,059,018	—	3,059,018	1,081,410
761118FM5	12,491,611	—	12,491,611	11,351,800	(1,139,810)	11,351,800	8,055,693
761118FQ6	46,132	(29,611)	16,521	684	(15,837)	684	816
761118KU1	9,530,154	—	9,530,154	8,651,788	(878,367)	8,651,788	4,901,222
761118LA4	52,667	36,698	89,365	19,129	(70,236)	19,129	53,690
761118NN4	12,743,681	(694,418)	12,049,263	11,683,514	(365,748)	11,683,514	6,831,233
761118RJ9	671,225	(65,944)	605,280	586,526	(18,754)	586,526	294,944
761118RM2	28,173,275	(2,753,099)	25,420,176	24,952,697	(467,479)	24,952,697	12,695,360
761118WP9	17,739,926	(1,200,907)	16,539,019	14,876,489	(1,662,529)	14,876,489	8,313,574
761118WS3	2,907	4,366	7,273	227	(7,046)	227	226
76112B4M9	2,705,406	(166,746)	2,538,660	2,404,349	(134,311)	2,404,349	2,019,552
76112BE48	1,384,789	327,594	1,712,383	1,709,227	(3,156)	1,709,227	1,405,378
76112BK66	29,668	1,031	30,699	6,300	(24,399)	6,300	10,655
76112BLZ1	648,509	2,256,348	2,904,857	2,904,857	—	2,904,857	1,061,341
76112BN55	62,582	(11,597)	50,984	14,400	(36,584)	14,400	16,935
76113ABJ9	1,991,058	(276,092)	1,714,966	1,337,600	(377,366)	1,337,600	859,890
76114GAL1	93,517	(7,900)	85,617	406	(85,211)	406	3,491
783422BF4	174,947	1,825,053	2,000,000	2,000,000	—	2,000,000	1,065,307
78402TAD8	422,322	531,732	954,054	954,054	—	954,054	394,590
79549ASM2	528,734	—	528,734	529,063	330	529,063	353,400
79549ASN0	234,864	115,910	350,774	349,327	(1,447)	349,327	247,456
79549AYA1	702,614	1,044,459	1,747,074	1,703,858	(43,216)	1,703,858	778,101
79549AYB9	2,370	215,285	217,655	187,191	(30,463)	187,191	96,687
805564RM5	2,956,500	738,544	3,695,044	3,695,044	—	3,695,044	2,817,498
80557BAC8	10,329,036	(158,348)	10,170,688	6,848,379	(3,322,309)	6,848,379	4,033,453
81377EAA2	299,317	—	299,317	186,651	(112,666)	186,651	187,847
81378EAA1	5,280,878	(48,743)	5,232,135	4,553,938	(678,197)	4,553,938	3,378,267
81379EAA0	667,984	(9,289)	658,695	592,324	(66,371)	592,324	493,421
81744DAD4	504,673	(372,715)	131,958	6,858	(125,099)	6,858	383,641

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
81744FJH1	$347,334	$(24,840)	$322,494	$322,756	$262	$322,756	$212,657
81879MAX7	92,103	15,742	107,845	31,372	(76,474)	31,372	57,164
84751PAA7	26,471	8,452	34,923	34,923	—	34,923	23,169
84752CAE7	2,585,716	(340,502)	2,245,214	1,694,121	(551,093)	1,694,121	737,747
8635722A0	303,348	—	303,348	257,996	(45,351)	257,996	189,432
863572F99	587,917	—	587,917	510,742	(77,174)	510,742	587,374
863579DV7	1,567,174	(60,525)	1,506,649	1,010,289	(496,360)	1,010,289	167,669
863579DX3	145,835	34,637	180,471	84,995	(95,476)	84,995	32,006
863579GG7	151,236	662	151,898	54,662	(97,236)	54,662	73,424
863579GJ1	40,653	(22,724)	17,928	4,253	(13,676)	4,253	11,791
863579HM3	442,319	(367,802)	74,517	24,134	(50,382)	24,134	53,164
863579RE0	52,505	(115,383)	(62,878)	(62,873)	5	(62,873)	139,093
863579TU2	616,146	(532,661)	83,485	83,501	15	83,501	378,877
863579YR3	10,001,844	(90,439)	9,911,405	9,682,436	(228,969)	9,682,436	6,454,932
863579Z43	14,675	103,951	118,626	50,961	(67,665)	50,961	91,239
86358BAH5	32,690	(256)	32,435	7,600	(24,835)	7,600	12,138
86358EQJ8	4,145,569	(574,826)	3,570,743	3,206,370	(364,374)	3,206,370	1,113,843
86358HQW2	324,835	(266,557)	58,279	58,279	—	58,279	301,818
86358HRL5	227,784	—	227,784	61,404	(166,380)	61,404	86,972
86358R3Q8	1,050,281	424,085	1,474,366	1,474,342	(24)	1,474,342	885,743
86358R5Q6	141,013	—	141,013	124,445	(16,568)	124,445	79,902
86358R5R4	70,852	—	70,852	5,082	(65,770)	5,082	55,213
86358RA49	1,102,249	—	1,102,249	1,018,016	(84,232)	1,018,016	1,025,969
86358RE86	13,459	3,776	17,235	17,216	(19)	17,216	2,709
86358RL88	264,668	(34,910)	229,758	229,758	—	229,758	150,397
86358RLG0	371,263	49,705	420,968	420,937	(32)	420,937	261,803
86358RUL9	82,366	(56,750)	25,616	25,619	2	25,619	58,799
86358RUM7	144,266	—	144,266	140,835	(3,431)	140,835	83,174
86358RUR6	75,440	206,389	281,828	14,020	(267,808)	14,020	50,346
86358RZD2	131,567	—	131,567	68,071	(63,497)	68,071	81,052
86359A5E9	400,036	—	400,036	378,193	(21,843)	378,193	214,705
86359A6A6	5,190,885	—	5,190,885	2,144,187	(3,046,698)	2,144,187	3,592,487
86359ACC5	977,409	(196,484)	780,925	780,925	—	780,925	432,480
86359ACD3	755,959	(97,850)	658,109	698,847	40,739	698,847	593,349
86359ACE1	266,207	(27,507)	238,700	85,721	(152,979)	85,721	149,764
86359ACG6	64,674	(48,332)	16,341	16,164	(177)	16,164	63,673
86359AEH2	144,530	73,107	217,637	142,464	(75,173)	142,464	29,795
86359AHD8	382,079	108,278	490,357	490,086	(271)	490,086	357,750
86359AKY8	451,672	—	451,672	57,429	(394,243)	57,429	41,163
86359ANH2	1,625,931	—	1,625,931	1,597,035	(28,897)	1,597,035	1,436,518
86359AVY6	698,282	(3,382)	694,899	441,719	(253,180)	441,719	319,882
86359AXX6	3,496,393	—	3,496,393	2,901,987	(594,406)	2,901,987	2,440,768
86359AZE6	1,601,904	—	1,601,904	963,581	(638,323)	963,581	756,924
86359B7K1	205,205	(21,837)	183,368	177,133	(6,234)	177,133	149,858
86359BCV1	1,044,222	(127,934)	916,287	102,912	(813,376)	102,912	593,417
86359BKF7	743,599	428,167	1,171,766	1,174,904	3,137	1,174,904	2,051,566
86359BLB5	1,552,014	(30,744)	1,521,269	1,522,413	1,144	1,522,413	1,344,516
86359BLQ2	1,872,428	990,588	2,863,016	2,866,815	3,799	2,866,815	5,575,621
86359BLS8	5,600	62,462	68,062	4,756	(63,306)	4,756	9,386
86359BU82	290,664	(87,421)	203,243	59,800	(143,443)	59,800	9,375
86359DUV7	179,245	(49,350)	129,895	70,000	(59,895)	70,000	56,732
86359DXD4	294,266	(226,144)	68,122	68,122	—	68,122	63,974
86359LRC5	384,154	(257,490)	126,664	126,645	(18)	126,645	330,247
86359LRW1	28,112,833	(1,510,541)	26,602,292	25,908,064	(694,228)	25,908,064	14,922,573
86359LSM2	1,993,249	(81,453)	1,911,796	1,779,543	(132,253)	1,779,543	1,101,588
86360JAA9	14,272,472	(532,563)	13,739,910	13,658,879	(81,031)	13,658,879	6,736,073
86360JAE1	11,681,658	(761,646)	10,920,012	10,844,925	(75,087)	10,844,925	6,682,423
86360JAN1	5,451,301	(379,004)	5,072,297	5,003,690	(68,607)	5,003,690	2,593,638
86360KAF5	45,956,594	(2,955,673)	43,000,921	41,138,156	(1,862,765)	41,138,156	24,888,253
86360NAS1	1,277,255	810,834	2,088,089	44,222	(2,043,867)	44,222	754,039
86360PAD9	83,766	(4,763)	79,003	67,324	(11,679)	67,324	42,851
86360UAF3	5,428,549	(305,068)	5,123,482	5,009,727	(113,755)	5,009,727	2,769,483
86361EAM3	17,440	—	17,440	3,285	(14,156)	3,285	7,494
86361EAP6	7,862	—	7,862	1,103	(6,759)	1,103	4,903
86361HAA2	17,064,658	(684,002)	16,380,656	15,741,894	(638,762)	15,741,894	8,278,117
86361HAB0	11,202,172	(711,529)	10,490,644	10,493,535	2,891	10,493,535	7,663,395
86361HAZ7		9,594	9,594	3,464	(6,130)	3,464	31,290
86361HBA1	6,110	(3,826)	2,284	1,616	(668)	1,616	12,120
86362HAA1	13,833,890	(1,066,556)	12,767,334	11,542,169	(1,225,165)	11,542,169	6,744,278
86362HAH6	5,729	(3,178)	2,551	196	(2,355)	196	311
86362PAD7	253,546	(27,192)	226,354	107,406	(118,948)	107,406	89,587
86363DAA9	13,393,768	(607,500)	12,786,269	12,257,792	(528,476)	12,257,792	6,628,012
86363HAB8	5,316,372	(237,448)	5,078,925	4,920,744	(158,181)	4,920,744	4,136,897
86363MAB7	5,170,356	(778,974)	4,391,382	3,946,512	(444,871)	3,946,512	2,462,760

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
86789MAP2	$847,733	$(457,943)	$389,790	$242,368	$(147,422)	$242,368	$638,798
872224AD2	20,349,000	—	20,349,000	17,477,756	(2,871,244)	17,477,756	9,504,094
872224AK6	119,332	(36,864)	82,468	23,511	(58,957)	23,511	123,806
872224AL4	23,255	(15,155)	8,100	1,164	(6,935)	1,164	13,798
872225AL1	93,707	(20,398)	73,308	73,308	—	73,308	202,063
872225AN7	23,488	(5,311)	18,177	18,177	—	18,177	62,682
872227AE3	7,973,251	(2,572,709)	5,400,542	5,112,135	(288,407)	5,112,135	4,213,329
872227AM5	181,134	(72,466)	108,668	32,844	(75,824)	32,844	268,005
87222EAJ7	31,010	24,043	55,053	13,908	(41,144)	13,908	86,958
88156UAW0		45,750	45,750	45,750	—	45,750	270,139
88157QAL2	1,421,103	(457,898)	963,205	903,070	(60,135)	903,070	1,216,409
885220FS7	9,457,393	—	9,457,393	9,445,513	(11,880)	9,445,513	8,155,109
89789KAC9	30,127	(765)	29,363	6,900	(22,463)	6,900	25,650
92719UAM4	241,410	—	241,410	30,262	(211,148)	30,262	134,418
929227EN2	569,749	—	569,749	366,801	(202,948)	366,801	207,341
929227QB5	319,153	—	319,153	297,659	(21,494)	297,659	257,136
929227ZF6	43,344	(3,165)	40,178	40,178	—	40,178	96,899
92922F4M7	5,208,049	(19,930)	5,188,119	5,188,119	—	5,188,119	3,729,338
92922F5T1	8,964,069	(78,835)	8,885,234	8,885,234	—	8,885,234	6,284,767
92922F6E3	350,821	(77,583)	273,237	273,237	—	273,237	327,226
92922F7A0	2,238,247	—	2,238,247	1,699,451	(538,795)	1,699,451	1,093,509
92922F7Q5	12,204,664	(253,584)	11,951,080	11,950,285	(796)	11,950,285	6,623,957
92922FB72	1,508,053	—	1,508,053	1,502,985	(5,068)	1,502,985	900,960
92922FNW4	1,601,457	(123,016)	1,478,441	1,478,441	—	1,478,441	1,282,818
92922FQ76	787,005	(75,349)	711,656	405,903	(305,753)	405,903	280,066
92922FTJ7	1,777,043	(49,499)	1,727,543	1,699,937	(27,607)	1,699,937	1,149,312
92922FW61	2,145,819	(346,606)	1,799,212	1,626,676	(172,536)	1,626,676	1,107,228
92922FWU8	5,062,212	—	5,062,212	4,980,139	(82,073)	4,980,139	2,691,636
92922FZF8	10,817,997	(41,379)	10,776,618	10,695,626	(80,992)	10,695,626	7,703,998
92925CBB7	5,368,620	(24,538)	5,344,081	5,283,888	(60,193)	5,283,888	3,459,548
92926SAB2	45,599	(923)	44,677	33,310	(11,367)	33,310	31,678
92926SAE6	3,786,053	144,000	3,930,054	3,107,031	(823,023)	3,107,031	2,661,301
92977YAY7	2,719,008	414,131	3,133,138	2,868,059	(265,079)	2,868,059	151,954
92978EAA2	1,533,898	—	1,533,898	1,277,040	(256,858)	1,277,040	1,207,177
93363CAF6	493,439	—	493,439	454,403	(39,036)	454,403	647,924
939335P90	136,353	—	136,353	24,813	(111,541)	24,813	105,085
9393363A9	580,296	—	580,296	429,964	(150,333)	429,964	438,546
9393365V1	2,481,350	(269,112)	2,212,237	2,194,353	(17,885)	2,194,353	1,760,086
939336PT4	386,961	(122,329)	264,633	75,015	(189,618)	75,015	61,371
939336U35	1,894,036	(76,526)	1,817,511	1,817,553	43	1,817,553	1,692,066
939336X65	14,242,800	—	14,242,800	14,219,553	(23,247)	14,219,553	9,642,453
93934FHC9	11,822,157	(1,040,682)	10,781,475	10,707,610	(73,865)	10,707,610	6,324,541
93934FHK1	100,009	(89,807)	10,202	10,202	—	10,202	71,444
93934FJQ6	23,116,067	(2,524,844)	20,591,223	20,060,077	(531,146)	20,060,077	11,625,148
93934FMJ8	274,844	384,301	659,146	134,736	(524,410)	134,736	498,095
93934XAB9	2,228,067	(37,957)	2,190,109	1,794,115	(395,994)	1,794,115	1,802,322
93935AAE2	106,211	322,155	428,366	398,514	(29,853)	398,514	583,482
93935GAJ8	161,312	(20,349)	140,963	706	(140,257)	706	256,004
93935LAG3	125,131	195,530	320,661	50,370	(270,291)	50,370	158,382
93936JAM4	334,700	76,651	411,351	1,911	(409,440)	1,911	81,602
941034AD2	257,294	(84,241)	173,053	173,053	—	173,053	130,330
941574AG0	6,824,731	(1,616,039)	5,208,692	4,706,557	(502,135)	4,706,557	1,710,000
9497EVAF2	18,904	12,699	31,603	11,348	(20,255)	11,348	19,634
94981PAG5	802,956	1,280,654	2,083,610	1,993,301	(90,309)	1,993,301	605,013
94981VAX5	1,188,385	(3,380)	1,185,005	1,185,005	—	1,185,005	1,163,931
94983CAJ6	21,615,546	(3,686)	21,611,860	21,611,860	—	21,611,860	19,291,611
94983EAH6	16,211,476	—	16,211,476	16,192,005	(19,471)	16,192,005	13,657,429
94983TAE0	12,935,357	(9,809)	12,925,548	12,813,552	(111,996)	12,813,552	10,974,352
94983VAC9	10,182,293	(1,094,464)	9,087,828	8,692,723	(395,105)	8,692,723	8,522,414
94983YAQ2	5,376,220	—	5,376,220	5,308,862	(67,359)	5,308,862	4,332,506
94985JAG5	19,506,807	(924,368)	18,582,439	18,456,892	(125,547)	18,456,892	12,319,438
984582AA4	5,692,652	(378,283)	5,314,369	4,212,034	(1,102,335)	4,212,034	4,737,800
984582AB2	102,579	(33,345)	69,235	16,425	(52,809)	16,425	89,849
DUCH1CC26	674	—	674		(674)		70
L26479NN8	2,022,238	(518,183)	1,504,056	1,237,994	(266,062)	1,237,994	2,686,776
L26480MN7	1,956,399	(1,294,652)	661,747	887,038	225,291	887,038	438,529
N2874AAB7	7,638,865	(3,145,633)	4,493,232	4,842,587	349,355	4,842,587	1,719,720

TOTALS	$2,961,408,356	$(107,852,370)	$2,853,555,985	$2,650,607,208	$(202,948,778)	$2,650,607,208	$1,753,799,156

PART C

OTHER INFORMATION

Item 26.	Exhibits

Exhibit (a)	i.	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-22557, as filed with the Commission as an exhibit on February 28, 1997

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Underwriting and Servicing Agreement dated as of May 1, 1996 between MML Distributors, LLC and Massachusetts Mutual Life Insurance Company on its own behalf and on behalf of Massachusetts Mutual Variable Life Separate Account I — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-22557, as filed with the Commission as an exhibit on February 28, 1997

		ia.	Amendments No. 1, 2, 3, 4, and 5 dated as of August 15, 1997, August 31, 1998, December 20, 2004, March 31, 2006, and March 31, 2007, respectively, to Underwriting and Servicing Agreement dated May 1, 1996 between MML Distributors, LLC and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	ii.	Template for Insurance Product Distribution Agreement (Version 4/08) — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on April 27, 2009

		a.	Template Amendment for Insurance Product Distribution Agreement (Version 4/08) — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on April 27, 2009

Exhibit (d)	i.	Form of Flexible Premium Adjustable Variable Life Insurance Policy — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-50410, as filed with the Commission as an exhibit on November 21, 2000

	ii.	Form of Accelerated Death Benefit Rider — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-50410, as filed with the Commission as an exhibit on November 21, 2000

	iii.	Form of Disability Benefit Rider — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-50410, as filed with the Commission as an exhibit on November 21, 2000

	iv.	Form of Guaranteed Insurability Rider — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-50410, as filed with the Commission as an exhibit on November 21, 2000

	v.	Form of Other Insured Rider — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-50410, as filed with the Commission as an exhibit on November 21, 2000

	vi.	Form of Substitute of Insured Rider — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-50410, as filed with the Commission as an exhibit on November 21, 2000

	vii.	Form of Waiver of Monthly Charges Rider — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-50410, as filed with the Commission as an exhibit on November 21, 2000

	viii.	Form of Additional Insurance Rider — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6, File No. 333-50410, as filed with the Commission as an exhibit on February 27, 2001

Exhibit (e)	Form of Individual and Survivorship Life Insurance Application (rev 8/07) — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

Exhibit (f)	i.	Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on November 24, 2008

	ii.	By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 10, 2002 — Incorporated by reference to Initial Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on May 14, 2008

Exhibit (g)	Form of Reinsurance Contracts — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on July 8, 2002

	i.	Schedule of Reinsurers — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

Exhibit (h)	i.	Participation Agreements, Selling, Servicing Agreements:

		a.	AIM Variable Insurance Funds, Inc. — Participation Agreement dated April 30, 2004 among AIM Variable Insurance Funds, A I M Distributors, Inc., and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Pre-Effective Amendment No.1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on September 12, 2008

a1.    AIM Variable Insurance Funds Inc. — Amendment No. 1 effective as of July 1, 2008 to Participation Agreement dated as of April 30, 2004 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on September 12, 2008

		b.	American Century Variable Portfolios, Inc. — Form of Shareholder Services Agreement dated as of May 14, 1998 among American Century Investment Management, Inc., Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form S-6, File No. 333-41657, as filed with the Commission as an exhibit on May 26, 1998

	b1.	American Century Variable Portfolios, Inc. — Amendment No. 1 dated as of May 1, 1999 to Shareholder Services Agreement dated May 14, 1998 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	b2.	American Century Variable Portfolios, Inc. — Amendment No. 2 effective as of September 1, 1999 to Shareholder Services Agreement dated May 14, 1998 and amended May 1, 1999 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	b3.	American Century Variable Portfolios, Inc. — Amendment No. 3 effective as of January 1, 2000 to Shareholder Services Agreement dated May 14, 1998, amended May 1, 1999 and September 1, 1999 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	b4.	American Century Variable Portfolios, Inc. — Amendment No. 4 effective as of August 1, 2003 to Shareholder Services Agreement dated May 14, 1998, amended May 1, 1999, September 1, 1999 and January 1, 2000 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	b5.	American Century Variable Portfolios, Inc. — Amendment No. 5 effective as of November 1, 2008 to Shareholder Services Agreement dated May 14, 1998, as amended May 1, 1999, September 1, 1999, January 1, 2000 and August 1, 2003 — Incorporated by reference to Post Effective Amendment No. 19 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 28, 2009

c.	American Funds Insurance Series — Form of Fund Participation Agreement dated as of March 7, 2003 by and between American Funds Insurance Series, Capital Research and Management Company, and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-101495, as filed with the Commission as an exhibit on March 27, 2003

	c1.	American Funds Insurance Series — Amendment No. 2 dated as of May 1, 2006 to Fund Participation Agreement dated as of March 7, 2003 and amended as of August 1, 2004 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

d.	DWS VIT Investment Funds — Form of Fund Participation Agreement made as of September 1, 1999 by and among BT Insurance Funds Trust, Bankers Trust Company, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, File No. 333-80991, as filed with the Commission as an exhibit on September 20, 1999

	d1.	DWS VIT Investment Funds — Amendment No. 3 dated as April 24, 2001 to Fund Participation Agreement dated as of September 1, 1999 by and among BT Insurance Funds Trust, Bankers Trust Company, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	d2.	DWS VIT Investment Funds — Amendment No. 4 dated as of January 16, 2001 to Fund Participation Agreement dated as of September 1, 1999 by and between Scudder Investments VIT Funds (formerly Deutsche Asset Management VIT Funds), Deutsche Asset Management, Inc., Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	d3.	DWS VIT Investment Funds — Amendment No. 5 dated as of August 1, 2004 to Fund Participation Agreement dated as of September 1, 1999 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	d4.	DWS VIT Investment Funds — Amendment No. 6 dated as of October 1, 2006 to Fund Participation Agreement dated as of September 1, 1999 by and among DWS Investments VIT Funds (formerly, Scudder Investments VIT Funds and Deutsche Asset Management VIT Funds, and BT Insurance Funds Trust) Deutsche Asset Management, Inc., and Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

e.	Fidelity® Variable Insurance Products Fund II — Participation Agreement dated May 1, 1998 among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on September 12, 2008

	e1.	Fidelity® Variable Insurance Products Fund II — Amendment effective as of the May 1, 1998 to Participation Agreement dated May 1, 1998 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	e2.	Fidelity® Variable Insurance Products Fund II — Amendment effective as of April 15, 2001 to Participation Agreement dated May 1, 1998 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	e3.	Fidelity® Variable Insurance Products Fund II — Amendment effective June 30, 2008 to Participation Agreement dated as of May 1, 1998 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on September 12, 2008

f.	Franklin Templeton Variable Products Series Fund — Form of Participation Agreement dated as of May 1, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, File No. 333-80991, as filed with Commission as an exhibit on September 20, 1999

	f1.	Franklin Templeton Variable Products Series Fund — Amendment No. 2 effective May 1, 2003 to Participation Agreement dated as of May 1, 2000 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	f2.	Franklin Templeton Variable Products Series Fund — Amendment No. 3 effective June 5, 2007 to Participation Agreement dated as of May 1, 2000 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

g.	Goldman Sachs Variable Insurance Trust — Form of Participation Agreement dated October 23, 1998 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-65887, as filed with the Commission as an exhibit on October 20, 1998

	g1.	Goldman Sachs Variable Insurance Trust — Amendment effective November 1, 1999 to Participation Agreement dated October 23, 1998 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	g2.	Goldman Sachs Variable Insurance Trust — Amendment No. 2 effective May 1, 2000 to Participation Agreement dated October 23, 1998 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	g3.	Goldman Sachs Variable Insurance Trust — Amendment No. 3 effective April 15, 2001 to Participation Agreement dated October 23, 1998, and amended on November 1, 1999 and May 1, 2000 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	g4.	Goldman Sachs Variable Insurance Trust — Amendment No. 4 effective May 1, 2003 to Participation Agreement dated October 23, 1998, and amended on November 1, 1999, May 1, 2000, April 15, 2001 and May 1, 2003 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

h.	Janus Aspen Series — Form of Fund Participation Agreement dated August 30, 1999 between Janus Aspen Series and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, File No. 333-80991, as filed with the Commission on September 20, 1999

	h1.	Janus Aspen Series — Amendment effective April 15, 2001 to Fund Participation Agreement dated August 30, 1999 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

i.	MFS Variable Insurance Trust — Form of Participation Agreement dated September 4, 1998, among MFS Variable Insurance Trust, Massachusetts Mutual Life Insurance Company and Massachusetts Financial Services Company — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-65887, as filed with the Commission as an exhibit on October 20, 1998

	i1.	MFS Variable Insurance Trust — Amendment No. 6 dated September 2003 to Participation Agreement dated September 4, 1998 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	i2.	MFS Variable Insurance Trust — Amendment No. 7 dated August 1, 2004 to Participation Agreement dated September 4, 1998 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	i3.	MFS Variable Insurance Trust — Amendment dated May 1, 2007 to Participation Agreement dated September 4, 1998 — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on November 24, 2008

j.	MML Series Investment Fund — Form of Participation Agreement dated November 17, 2005, between MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Initial Registration Statement on Form N-4, File No. 333-130156, as filed with the Commission as an exhibit on December 6, 2005

	j1.	MML Series Investment Fund — First Amendment to Participation Agreement dated November 17, 2005 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	j2.	MML Series Investment Fund — Second Amendment dated as of August 26, 2008 to Participation Agreement dated November 17, 2005 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on September 12, 2008

	j3.	MML Series Investment Fund — Form of Third Amendment dated as of April 9, 2010 to Participation Agreement dated November 17, 2005, as amended — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6, file No. 333-150916, as filed on April 27, 2010

k.	MML Series Investment Fund II — Form of Participation Agreement dated November 17, 2005, between MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Initial Registration Statement on Form N-4, File No. 333-130156, as filed with the Commission as an exhibit on December 6, 2005

	k1.	MML Series Investment Fund II — First Amendment to Participation Agreement dated November 17, 2005 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	k2.	MML Series Investment Fund II — Second Amendment dated as of August 26, 2008 to Participation Agreement dated as of November 17, 2005 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on September 12, 2008

	k3.	MML Series Investment Fund II — Form of Third Amendment dated as of April 9, 2010 to Participation Agreement dated November 17, 2005, as amended — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6, file No. 333-150916, as filed on April 27, 2010

l.	Oppenheimer Variable Account Funds — Participation Agreement, entered into as of May 1, 2006 and executed on November 20, 2007, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	l1.	Oppenheimer Variable Account Funds — Amendment No. 1 effective April 3, 2008 to Participation Agreement dated as of May 1, 2006 — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on April 28, 2009

	l2.	Oppenheimer Variable Account Funds — Amendment No. 2 effective June 6, 2009 to Participation Agreement dated as of May 1, 2006, as amended — Incorporated by reference to Post Effective Amendment No. 2 to Registration Statement on Form N-6, File No. 333-150916 as filed with the Commission as an exhibit on or about April 27, 2010

m.	Panorama Series Fund, Inc. — Participation Agreement dated May 1, 2006, among Panorama Series Fund, Inc., OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	m1.	Panorama Series Fund Inc. — Amendment No. 1 effective April 3, 2008 to Participation Agreement dated as of May 1, 2006 — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on April 28, 2009

	m2.	Panorama Series Fund, Inc. — Amendment No. 2 effective June 6, 2009 to Participation Agreement dated as of May 1, 2006, as amended — Incorporated by reference to Post Effective Amendment No. 2 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on or about April 27, 2010

n.	T. Rowe Price Equity Series, Inc. — Participation Agreement dated as of June 1, 1998 among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-65887, as filed with the Commission as an exhibit on October 20, 1998

	n1.	T. Rowe Price Equity Series, Inc. — Amendment effective as of December 15, 1999 (T. Rowe Price Fixed Income Series, Inc., becomes a party) to Participation Agreement dated as of June 1, 1998 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

			n2.	T. Rowe Price Equity Series, Inc. — Amendment effective as of May 1, 2006 to Participation Agreement dated as of June 1, 1998 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

			n3.	T. Rowe Price Equity Series, Inc. — Amendment executed on January 7, 2008 to Participation Agreement dated as of June 1, 1998 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	ii.	Shareholder Information Agreements

		a.	AIM Investment Services, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		b.	American Century Investment Services, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		c.	American Funds Service Company — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

			c1.	Amendment No. 1 Dated August 22, 2008 to Shareholder Information Agreement dated March 27, 2007 — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on November 24, 2008

		d.	DWS Scudder Distributors, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		e.	Fidelity Distributors Corporation — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		f.	Franklin/Templeton Distributors, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		g.	Goldman Sachs & Co. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		h.	Janus Aspen Series — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		i.	MFS Fund Distributors, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		j.	MML Series Investment Fund — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		k.	MML Series Investment Fund II — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		l.	OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		m.	T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered *

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	Consent of Independent Registered Public Accounting Firm — KPMG LLP *

	ii.	Powers of Attorney — Incorporated by reference to Post Effective Amendment No. 2 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on or about April 27, 2010

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum dated April 27, 2010, describing MassMutual issuance, transfer, and redemption procedures for the Policy —Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on April 27, 2010

*	Filed herewith.

Item 27.	Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Thomas C. Barry, Director 320 Park Avenue, 28th Floor New York, NY 10022	Robert M. Furek, Director 1370 Cutler Court Marco Island, FL 34145

Kathleen A. Corbet, Director 49 Cross Ridge Road New Caanan, CT 06840	Raymond W. LeBoeuf, Director 1590 Galleon Drive Naples, FL 34101-7716

Roger W. Crandall, Director 1295 State Street Springfield, MA 01111

James H. DeGraffenreidt, Jr., Director 1340 Smith Avenue Suite 200 Baltimore, MD 21209	Cathy E. Minehan, Director 128 Beacon Street Boston, MA 02116

Patricia Diaz Dennis, Director 103 Devine Road San Antonio, TX 78212	Marc Racicot, Director 28013 Swan Cove Drive Bigfork, MT 59911

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Stuart H. Reese, Director, Chairman 1295 State Street Springfield, MA 01111
Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940 Officers of Massachusetts Mutual Life Insurance Company	William T. Spitz, Director 16 Wynstone Nashville, TN 37215

Todd G. Picken, Corporate Vice President and Treasurer 1295 State Street Springfield, MA 01111	Norman A. Smith, Senior Vice President and Corporate Controller 1295 State Street Springfield, MA 01111

Roger W. Crandall, President and Chief Executive Officer (principal executive officer)

1295 State Street

Springfield, MA 01111

Mark Roellig, Executive Vice President and General Counsel

1295 State Street

Springfield, MA 01111

Michael T. Rollings, Executive Vice President and Chief Financial Officer

1295 State Street

Springfield, MA 01111

Elaine A. Sarsynski, Executive Vice President

1295 State Street

Springfield, MA 01111

Michael Fanning, Executive Vice President

1295 State Street

Springfield, MA 01111

Thomas Finke, Executive Vice President and Chief Investment Officer

1295 State Street

Springfield, MA 01111

Christine Peaslee, Vice President, Corporate Secretary & Counsel

1295 State Street

Springfield, MA 01111

Debra Palermino, Executive Vice President

1295 State Street

Springfield, MA 01111

Robert Casale, Executive Vice President & Chief Information Officer

1295 State Street

Springfield, MA 01111

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

Incorporated herein by reference to Item 28 in Post-Effective Amendment No. 2 to Registration Statement on Form N-6 for Massachusetts Mutual Variable Life Separate Account I (File No. 333-150916), as filed with the Securities and Exchange Commission on April 27, 2010.

Item 29.	Indemnification

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provides for indemnification of directors and officers as follows:

“Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 30.	Principal Underwriters

(a) MML Distributors, LLC (“MML Distributors”) and MML Investors Services, Inc. (“MMLISI”), subsidiaries of Massachusetts Mutual Life Insurance Company, act as principal underwriters for contracts/policies that utilize registered separate accounts of Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company. MMLISI serves as principal underwriter of the contracts/policies sold by its registered representatives, and MML Distributors serves as principal underwriter of the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MML Distributors and MMLISI either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, MassMutual Variable Life Separate Account II, MML Series Investment Fund, and MML Series Investment Fund II.

(b) MML Distributors, LLC and MML Investors Services, Inc. are the principal underwriters for the policies. The following people are officers and member representatives of MML Distributors, LLC and officers and directors of MML Investors Services, Inc.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Elaine A. Sarsynski	Chief Executive Officer, President and Springfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

William H. McCauley	Chief Financial Officer, Treasurer and Assistant Vice President

Michael Fanning	Member Representative Massachusetts Mutual Life Insurance Co. MassMutual Holding LLC USIG Operations Supervisor	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Jennifer Dupuis-Krause	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Barbara Upton	Assistant Vice President Chief Compliance Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Stephen Alibozek	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Susan Scanlon	Vice President	100 Bright Meadow Blvd Enfield, CT 06082

Donna Watson	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Sam Jaberi	Chief Technology Officer	1295 State Street Springfield, MA 01111-0001

Lenore MacWade	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Vice President Retirement Services Supervisor and Fund Product Distribution Officer	1295 State Street Springfield, MA 01111-0001

Melissa Millan	USIG Product/Sales Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Richard Byrne	Variable Annuity Supervisor and Variable Annuity Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Jo-Anne Rankin	Variable Life Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Christine Peaslee	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Michele White	Enfield OSJ Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

John Carlson	National Sales Supervisor Vice President	100 Bright Meadow Blvd. Enfield, CT 06082

Mark Larose	Registration Manager	1295 State Street Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, INC.

Name	Positions and Offices	Principal Business Address
Michael Fannning	Chairman of the Board & Chief Executive Officer	*

John Vaccaro	President, Director, Agency Field Force Supervisor	*

William H. McCauley	Chief Financial Officer, Treasurer and Assistant Vice President	*

William F. Monroe, Jr.	Vice President, Chief Operating Officer, Registered Options Principal	*

Michael L. Kerley	Chief Compliance Officer	*

Diana Perlman	Deputy Chief Compliance Officer	*

James Puhala	Deputy Chief Compliance Officer	*

Mark Viviano	Co-Chief Operations Officer and Assistant Vice President	*

Mark Larose	Co-Chief Operations Officer and Assistant Vice President, Registration Manager	*

Sam Jaberi	Chief Technology Officer	*

Kenneth M. Rickson	Field Risk Officer, Director	*

Elaine Sarsynski	RS Supervisor, Director	*

Robert S. Rosenthal	Chief Legal Officer, Secretary, Vice President, Associate General Counsel	*

Douglas Russell	Vice President	**

Wendy Benson	Assistant Vice President, Chief Privacy Officer	*

Matthew Verdi	Assistant Vice President	*

Mary S. Block	Second Vice President, Assistant Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer L. Dupuis-Krause	Assistant Secretary	*

Christine Peaslee	Assistant Secretary	*

Bruce C. Frisbie	Assistant Treasurer	*

Kevin LaComb	Assistant Treasurer	*

Lenore McWade	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Kathy Rogers	Continuing Education Officer	*

Thomas H. Jurkowski	Agency Vice President	*

Edward Youmell	Agency Vice President	*

John McCloskey	Agency Vice President	*

Henry McCray	Agency Vice President	1113 Sithean Way Richmond, VA 23233

John Carlson	National Sales Supervisor	*

Maritza Flores	Executive Benefits Supervisor	*

Elaine Gruet	Assistant Vice President and Sales and Product Supervisor	*

Michael Rollings	Director	*

Gregory Deavens	Director	**

Melissa Millan	Director	**

Jo-Anne Rankin	Variable Life Product Distribution Officer	**

Richard Byrne	Variable Annuity Product Distribution Officer	**

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

(c) Compensation From the Registrant

Name	Commissions	Other Compensation
MML Distributors, LLC MML Investors Services, Inc.	$147,323 $4,397,967	$ 104,015 $1,578,587

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32.	Management Services

Not Applicable

Item 33.	Fee Representation

REPRESENTATION UNDER SECTION 26(f)2(A) OF

THE INVESTMENT COMPANY ACT OF 1940

With respect to the policy described in this Registration Statement, Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium, adjustable, variable universal life insurance policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 20 to Registration Statement No. 333-50410 under Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts on the 26th day of April, 2010.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

                                                         (Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                             (Depositor)

By:	ROGER W. CRANDALL*
Roger W. Crandall Director, President, and Chief Executive Officer (principal executive officer) Massachusetts Mutual Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment No. 20 to Registration Statement No. 333-50410 has been signed by the following persons, as officers and directors of the Depositor, in the capacities and on the dates indicated.

Signature	Title	Date

ROGER W. CRANDALL*	Director and Chief Executive Officer (principal executive officer)	April 26, 2010
Roger W. Crandall

MICHAEL T. ROLLINGS* Michael T. Rollings	Chief Financial Officer (principal financial officer)	April 26, 2010

NORMAN A. SMITH* Norman A. Smith	Corporate Controller (principal accounting officer)	April 26, 2010

Thomas C. Barry	Director

KATHLEEN A. CORBET* Kathleen Corbet	Director	April 26, 2010

STUART H. REESE* Stuart H. Reese	Director	April 26, 2010

JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 26, 2010

PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 26, 2010

William B. Ellis	Director

ROBERT ESSNER* Robert Essner	Director	April 26, 2010

ROBERT M. FUREK* Robert M. Furek	Director	April 26, 2010

RAYMOND W. LEBOEUF* Raymond W. LeBoeuf	Director	April 26, 2010

CATHY E. MINEHAN*	Director	April 26, 2010
Cathy E. Minehan

MARC RACICOT* Marc Racicot	Director	April 26, 2010

WILLIAM T. SPITZ* William T. Spitz	Director	April 26, 2010

/S/ JOHN E. DEITELBAUM		April 26, 2010
John E. Deitelbaum
*As Attorney-in-Fact Pursuant to Power of Attorney
Signed by a majority of Directors

INDEX TO EXHIBITS

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered

Exhibit (n) i.	Consent of Independent Registered Public Accounting Firm — KPMG LLP